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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12
PRICE LEGACY CORPORATION
(Name of Registrant as Specified in its Charter)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies: Price Legacy Corporation Common Stock, par value $.0004 per share
	(2)	Aggregate number of securities to which transaction applies: 36,921,206 shares of common stock and options and warrants to purchase 876,889 shares of common stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee is $726,605,379.60 (assuming a closing date of January 31, 2005, the last permissible closing date under the merger agreement). The filing fee was calculated by multiplying (i) the 37,798,095 shares of common stock (assuming the exercise of options and warrants to purchase 876,889 shares of common stock) that are proposed to be exchanged for cash in the merger, by (ii) the merger consideration of $19.22 (the merger consideration per share payable on January 31, 2005, the last permissible closing date under the merger agreement) to be paid with respect to each share of common stock outstanding immediately prior to the merger (the "Total Consideration"). The filing fee equals the product of .0001267 multiplied by the Total Consideration.

	(4)	Proposed maximum aggregate value of transaction (assuming a closing date of January 31, 2005, the last permissible closing date under the merger agreement): $726,605,379.60
	(5)	Total fee paid: $92,060.90
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SUBJECT TO COMPLETION—DATED SEPTEMBER 30, 2004

                        , 2004

Merger Proposal—Your Vote Is Very Important

To the Stockholders of Price Legacy Corporation:

        You are cordially invited to attend our annual meeting of stockholders to be held on                    ,                     , 2004 at 9:00 a.m. local time at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California.

        On August 24, 2004, we entered into a merger agreement with PL Retail LLC, a joint venture between affiliates of Kimco Realty Corporation and clients advised by DRA Advisors LLC, pursuant to which PL Acquisition Corp., a wholly-owned subsidiary of PL Retail, will merge with and into Price Legacy and Price Legacy will be the surviving corporation, with all of its common stock owned by PL Retail. If the merger is completed, Price Legacy common stockholders will receive cash consideration for each outstanding share of Price Legacy common stock of (a) $18.85 plus (b) an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to total approximately $                  based upon an estimated closing date of            , 2004. Price Legacy's existing Series A and Series 1 preferred stock will remain issued and outstanding as preferred stock of the surviving corporation. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. At our annual meeting of stockholders, we will ask you to, among other things, consider and vote on the approval and adoption of the merger agreement and the approval of the merger.

        After careful consideration, the board of directors (other than Murray Galinson and myself who abstained from voting due to our affiliation with The Price Group LLC, an entity discussed below) unanimously approved and adopted the merger agreement and approved the merger and determined that the merger is advisable, fair to and in the best interests of Price Legacy and our stockholders. Our board of directors (including Mr. Galinson and myself) unanimously recommends that you vote "FOR" the proposal to approve and adopt the merger agreement and approve the merger.

        Your vote is important.    The merger cannot be completed unless stockholders holding at least a majority of the combined voting power of the outstanding Price Legacy common stock and Series A preferred stock, voting together as a single class, approve and adopt the merger agreement and approve the merger. In addition, the completion of the merger is conditioned upon The Price Group LLC, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, entering into a put agreement with PL Retail under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets for approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger. The completion of the merger is also subject to the satisfaction or waiver of customary closing conditions. More information about the merger is contained in the accompanying proxy statement. We encourage you to read the accompanying proxy statement in its entirety because it explains the proposed merger, the documents related to the merger and other related matters.

        Whether or not you plan to attend the annual meeting, please take the time to submit a proxy by following the instructions on your proxy card as soon as possible. If your shares are held in an account at a brokerage firm, bank or other nominee, you should instruct your broker, bank or nominee how to vote in accordance with the voting instruction form furnished by your broker, bank or nominee. If you do not vote or do not instruct your broker, bank or nominee how to vote, it will have the same effect as voting against the approval and adoption of the merger agreement and the approval of the merger.

        If you sign, date and send us your proxy but do not indicate how you want to vote, your proxy will be voted "FOR" the approval and adoption of the merger agreement and the approval of the merger.

        I enthusiastically support this transaction and join the other members of our board of directors in recommending that you vote for the approval and adoption of the merger agreement and the approval of the merger.

Sincerely,
Jack McGrory Chairman of the Board and Chief Executive Officer

        This proxy statement is dated            , 2004 and is first being mailed to stockholders on or about            , 2004.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held                    , 2004

To the Stockholders of Price Legacy Corporation:

        We will hold our annual meeting of the stockholders of Price Legacy Corporation on            ,            , 2004, at 9:00 a.m., local time, at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California, to consider and vote on the following proposals:

        1.     To approve and adopt the Agreement and Plan of Merger, dated as of August 24, 2004, by and among Price Legacy Corporation, a Maryland corporation, PL Retail LLC, a Delaware limited liability company, and PL Acquisition Corp., a Maryland corporation and a wholly-owned subsidiary of PL Retail LLC, and to approve the merger;

        2.     To elect seven persons to the board of directors of Price Legacy to serve as directors until the earlier of (a) the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or (b) the completion of the merger; and

        3.     To transact any other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

        Only holders of record of Price Legacy's common stock and Series A preferred stock at the close of business on            , 2004, the record date for the annual meeting, may vote at the annual meeting and any adjournments or postponements of the annual meeting. In accordance with Price Legacy's amended and restated charter, holders of Price Legacy's Series 1 preferred stock are not entitled to vote at the annual meeting. Your vote is very important. Please submit your proxy or voting instructions as soon as possible to make sure that your shares are represented and voted at the annual meeting, whether or not you plan to attend the annual meeting.

        Whether you attend the annual meeting or not, you may revoke a proxy at any time before it is voted: (a) by filing with our corporate secretary a duly executed revocation of proxy, (b) by submitting a duly executed proxy to our corporate secretary with a later date or (c) by appearing at the annual meeting and voting in person. You may revoke a proxy by any of these methods, regardless of the method used to deliver your previous proxy. Attendance at the annual meeting without voting will not itself revoke a proxy. If your shares are held in an account at a brokerage firm, bank or other nominee, you must contact your broker, bank or nominee to revoke your proxy.

        For more information about the annual meeting and the merger described above and the other transactions contemplated by the merger agreement, please review the accompanying proxy statement and the merger agreement attached to it as Annex A.

By Order of the Board of Directors,

Robert M. Siordia Chief Operating Officer and Secretary

San Diego, California
                        , 2004

i

THE MERGER AGREEMENT	44
The Merger	44
Merger Consideration	44
Deposit	44
Procedures for Payment of Merger Consideration	45
Transfers of Ownership and Lost Stock Certificates	45
Unclaimed Amounts	46
Representations and Warranties	46
Conduct of Price Legacy's Business Pending the Merger	47
Dividends and Distributions	50
Conditions to the Merger	50
No Solicitation by Price Legacy	52
Termination of the Merger Agreement	54
Effect of Termination	55
Termination Fees and Termination Expenses	56
Waiver and Amendment of the Merger Agreement	57
Severance Payments	58
Effect on Outstanding Stock Options	58
Stockholder Meeting	58
Indemnification; Directors' and Officers' Insurance	58
Put Transaction	59
REIT Qualification of Price Legacy	59
PROPOSAL 2—ELECTION OF DIRECTORS	59
General	59
Vote Required	61
Board Recommendation	61
Board Independence	61
Committees of the Board of Directors	61
Compensation Committee Interlocks and Insider Participation	63
Communications with our Board of Directors	63
Code of Ethics	63
Corporate Governance Documents	64
Compensation of Directors	64
Director Attendance at Annual Meetings	64
EXECUTIVE COMPENSATION AND OTHER INFORMATION	64
COMPENSATION COMMITTEE REPORT	68
AUDIT COMMITTEE REPORT	70
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS	72
PERFORMANCE GRAPH	73
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	74
EQUITY COMPENSATION PLAN INFORMATION	76
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	77
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	80
ANNUAL REPORT TO STOCKHOLDERS	81
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING	81
OTHER MATTERS	81
WHERE YOU CAN FIND MORE INFORMATION	82

ii

ANNEXES

Annex A	Agreement and Plan of Merger
Annex B	Put Agreement
Annex C	Opinion of UBS Securities LLC as to the Merger Consideration
Annex D	Opinion of UBS Securities LLC as to the Put Transaction
Annex E	Legal Opinion of Latham & Watkins LLP
Annex F	Amended and Restated Audit Committee Charter

iii

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:
What matters will be voted on at the annual meeting?

A:
You are being asked to:

  •
  approve and adopt the Agreement and Plan of Merger, dated as of August 24, 2004, by and among Price Legacy, PL Retail and PL Acquisition Corp., and to approve the merger;

  •
  elect seven persons to the board of directors of Price Legacy to serve as directors until the earlier of (a) the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or (b) the completion of the merger; and

  •
  transact any other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Q:
What is the proposed merger transaction?

A:
The proposed transaction is the acquisition of all of the common stock interests in Price Legacy by PL Retail pursuant to the merger agreement you are being asked to approve and adopt. Once the merger agreement has been approved and adopted by Price Legacy's stockholders and the other closing conditions under the merger agreement have been satisfied or waived, PL Acquisition Corp. will merge with and into Price Legacy. Price Legacy will be the surviving corporation in the merger and all of the issued and outstanding shares of Price Legacy common stock will be owned by PL Retail.

Q:
As a stockholder, what will I receive in the merger?

A:
Price Legacy's common stockholders will receive cash consideration for each outstanding share of Price Legacy common stock of (a) $18.85 plus (b) an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to total approximately $                  based upon an estimated closing date of            , 2004, less any required withholding for taxes. Price Legacy's existing Series A and Series 1 preferred stock will remain issued and outstanding as preferred stock of the surviving corporation. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. For additional information about the merger consideration described above, please review the merger agreement attached to this proxy statement as Annex A. We encourage you to read the merger agreement carefully and in its entirety. It is the principal document governing the merger.

Q:
When and where is the annual meeting of our stockholders?

A:
The annual meeting of stockholders will take place on            ,             , 2004, at 9:00 a.m. local time, at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California.

Q:
Who can vote and attend the annual meeting?

A:
All holders of record of Price Legacy's common stock and Series A preferred stock as of the close of business on            , 2004, the record date for the annual meeting, are entitled to receive notice of and to attend and vote at the annual meeting, or any postponement or adjournment thereof. In accordance with Price Legacy's amended and restated charter, holders of Price Legacy's Series 1 preferred stock are not entitled to vote at the annual meeting. If you want to attend the annual meeting and your shares are held in an account at a brokerage firm, bank or other nominee, you must bring to the annual meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the annual meeting.

Q:
What constitutes a quorum at the annual meeting?

A:
In order to constitute a quorum and to transact business at the annual meeting, a majority of the combined voting power of the outstanding shares of Price Legacy's common stock and Series A preferred stock on the record date must be represented at the annual meeting, either in person or by proxy. Shares represented by proxies that reflect abstentions or "broker non-votes" (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

Q:
What vote of our stockholders is required to approve and adopt the merger agreement and approve the merger?

A:
For us to complete the merger, stockholders holding at least a majority of the combined voting power of Price Legacy's common stock and Series A preferred stock outstanding at the close of business on the record date, voting together as a single class, must vote "FOR" the proposal to approve and adopt the merger agreement and to approve the merger.

Q:
Besides the vote of our stockholders, what are the other conditions to the completion of the merger?

A:
There are a number of other conditions to the completion of the merger which are described in this proxy statement under the heading "The Merger Agreement—Conditions to the Merger." These conditions include, among other things, the absence of a material adverse change to Price Legacy, the correctness and accuracy, as of the closing of the merger, of both parties' representations and warranties contained in the merger agreement, and the receipt by PL Retail of an opinion, dated as of the closing of the merger, from Price Legacy's legal counsel related to Price Legacy's qualification as a real estate investment trust, or REIT, in substantially the form attached to this proxy statement as Annex E. In addition, The Price Group LLC, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, must have entered into a put agreement under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets for approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger.

Q:
What vote of our stockholders is required to elect the seven directors?

A:
If a quorum is present, directors are elected by a plurality of the votes of the shares of Price Legacy's common stock and Series A preferred stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Therefore, the nominees for director who receive the most votes will be elected. Provided that a quorum is present, the failure to vote, abstentions and broker non-votes will have no effect on the election of nominees to our board of directors.

Q:
How does our board of directors recommend that I vote?

A:
Our board of directors unanimously recommends that our stockholders vote "FOR" the proposal to approve and adopt the merger agreement and to approve the merger and "FOR" the election to the board of directors of the seven proposed director nominees.

Q:
Why is our board of directors recommending that I vote in favor of the proposal to approve and adopt the merger agreement and to approve the merger?

A:
After careful consideration, our board of directors unanimously (other than Jack McGrory and Murray Galinson who abstained from voting due to their affiliation with The Price Group) approved and adopted the merger agreement and approved the merger, and unanimously determined that the merger is advisable, fair to and in the best interests of Price Legacy and our stockholders. In reaching its decision to approve and adopt the merger agreement and approve the merger and to recommend the approval and adoption of the merger agreement and the approval of the merger by our stockholders, our board of directors consulted with management, as well as our legal and financial advisors, and considered the terms of the proposed merger agreement and the transactions contemplated by the merger agreement. Our board of directors also considered each of the items set forth on pages 17 through 19 under "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger—Recommendation of Our Board of Directors and Its Reasons for the Merger."

Q:
How do I cast my vote?

A:
If you were a holder of record of either Price Legacy's common stock or Series A preferred stock on            , 2004, you may vote in person at the annual meeting or by submitting a proxy for the annual meeting. You can submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage paid envelope.

  If you sign, date and send your proxy and do not indicate how you want to vote, your proxy will be voted "FOR" the approval and adoption of the merger agreement and the approval of the merger and "FOR" the director nominees.

Q:
How do I cast my vote if my Price Legacy shares are held in "street name" by my bank, broker or another nominee?

A:
If you hold your shares in "street name," which means your shares are held of record by a broker, bank or nominee, you must provide the record holder of your shares with instructions on how to vote your shares in accordance with the voting directions provided by your broker, bank or nominee. If you do not provide your broker, banker or nominee with instructions on how to vote your shares, your broker will not be permitted to vote your shares, commonly referred to as a "broker non-vote." This will have the same effect as voting against the approval and adoption of the merger agreement and approval of the merger but will have no effect on the election of nominees to the Price Legacy board of directors. Please refer to the voting instruction card used by your broker, bank or nominee to see if you may submit voting instructions using the Internet or telephone.

Q:
What will happen if I abstain from voting or fail to vote?

A:
If you abstain from voting, fail to cast your vote in person or by proxy or fail to give voting instructions to your broker, bank or nominee, it will have the same effect as a vote against approval and adoption of the merger agreement and approval of the merger. Provided that a quorum is present, failure to vote, a vote to abstain or a broker non-vote will have no effect on the election of nominees to our board of directors.

Q:
Can I change my vote after I have delivered my proxy?

A:
Yes. If you are a record holder, you can change your vote at any time before your proxy is voted at the annual meeting by delivering a later-dated, signed proxy card to our corporate secretary or attending the annual meeting in person and voting. You also may revoke your proxy by delivering a notice of revocation to our corporate secretary prior to the vote at the annual meeting. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

Q:
What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:
How will the merger affect my dividends?

A:
Under the terms of the merger agreement, Price Legacy has agreed, except in limited circumstances, not to pay dividends to its common stockholders after the signing date of August 24, 2004 without the prior written consent of PL Retail. However, upon completion of the merger, Price Legacy common stockholders will be entitled to receive an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to be approximately $                  based upon an estimated closing date of            , 2004. Holders of Price Legacy's Series A preferred stock and Series 1 preferred stock will continue to be entitled to receive the same dividends that they were entitled to receive prior to the signing of the merger agreement, which equal $0.35 and $0.29 per quarter per share, respectively. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. For additional information about dividends, please review the merger agreement attached to this proxy statement as Annex A.

Q:
Do Price Legacy's common or preferred stockholders have dissenters' rights or appraisal rights with respect to the merger?

A:
No. Price Legacy is incorporated under Maryland law. Under Maryland law, because shares of Price Legacy's common stock and preferred stock are listed on a national securities exchange, holders of Price Legacy's common stock and preferred stock do not have any appraisal rights or dissenters' rights in connection with the merger.

Q:
Is the merger expected to be taxable to me?

A:
Generally, yes. The receipt of the merger consideration in cash for each share of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. Generally, for United States federal income tax purposes, you will recognize gain or loss as a result of the merger measured by the difference, if any, between the merger consideration per share and your adjusted tax basis in that share.

  You should read "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger—Material United States Federal Income Tax Consequences" beginning on page 30 for a more complete discussion of the United States federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We urge you to consult your tax advisor regarding the tax consequences of the merger to you.

Q:
Should I send in my common stock certificates now?

A:
No. Promptly after the merger is completed, each holder of record of Price Legacy's common stock at the effective time of the merger will be sent written instructions for exchanging your stock certificates for the merger consideration payable to you. These instructions will tell you how and where to send in your certificates in return for the merger consideration.

Q:
When do you expect the merger to be completed?

A:
We are working to complete the merger as quickly as possible. We currently expect to complete the merger on or about            , 2004. However, we cannot predict the exact timing of the merger because the merger is subject to certain closing conditions. See "The Merger Agreement—Conditions to the Merger."

Q:
How do I obtain an Annual Report on Form 10-K?

A:
If you would like a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 that we filed with the Securities & Exchange Commission (SEC), we will send you one without charge. Please write to:

Investor Relations
Price Legacy Corporation
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128

or

mergerproxy@pricelegacy.com

Q:
Who can help answer my questions?

A:
If you have any questions about the proposals or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact:

Investor Relations
Price Legacy Corporation
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128
(858) 675-9400
mergerproxy@pricelegacy.com

SUMMARY

This summary highlights selected information from this proxy statement and may not contain all the information about the merger that is important to you. To understand the merger fully and for a more complete description of the legal terms of the merger, you should read carefully this proxy statement in its entirety, including the annexes, and the other documents to which we have referred you.

The Companies

Price Legacy Corporation

        Price Legacy Corporation, a Maryland corporation, acquires, operates and develops open-air shopping centers nationwide. The company manages its properties through regional offices located in Arizona, California, Florida and Virginia. Price Legacy has its corporate offices in San Diego, is organized as a real estate investment trust, or REIT, and has a taxable REIT subsidiary, Excel Legacy Holdings, Inc. Price Legacy's common stock is quoted on The Nasdaq Stock Market under the symbol "PLRE." Our principal executive offices are located at 17140 Bernardo Center Drive, Suite 300, San Diego, California 92128, and our telephone number is (858) 675-9400. For additional information about Price Legacy and our business, see "Where You Can Find More Information" beginning on page 82.

PL Retail LLC

        PL Retail LLC is a joint venture in which affiliates of Kimco Realty Corporation, a publicly-traded company organized as a REIT, own a 15% interest and clients advised by DRA Advisors LLC, a registered investment advisor specializing in real estate investment management services for institutional and private investors, own an 85% interest. PL Retail's principal executive offices are located at 220 East 42nd Street, 27th Floor, New York, New York 10017, and its telephone number is (212) 697-4740.

Kimco Realty Corporation

        Kimco Realty Corporation, a publicly-traded REIT, has specialized in shopping center acquisitions, development and management for over 45 years. Kimco owns and operates one of the nation's largest portfolios of neighborhood and community shopping centers with interests in 699 properties comprising approximately 102.0 million square feet of leasable space located throughout 42 states, Canada and Mexico. Kimco's common stock is traded on the New York Stock Exchange under the symbol "KIM." Kimco's principal executive offices are located at 3333 New Hyde Park Road, New Hyde Park, New York 11042-0020, and its telephone number is (516) 869-9000.

DRA Advisors LLC

        DRA Advisors LLC is a New York-based registered investment advisor specializing in real estate investment management services for institutional and private investors, including pension funds, university endowments, foundations and insurance companies. Founded in 1986, the firm currently manages approximately $3 billion in assets. DRA's principal executive offices are located at 220 East 42nd Street, 27th Floor, New York, New York 10017, and its telephone number is (212) 697-4740.

PL Acquisition Corp.

        PL Acquisition Corp., a Maryland corporation and a wholly-owned subsidiary of PL Retail, was formed in 2004 solely for the purpose of facilitating PL Retail's acquisition of Price Legacy. PL Acquisition Corp. has not carried on any activities to date other than those incident to its formation and the negotiation and execution of the merger agreement. Its principal executive offices are located at 220 East 42nd Street, 27th Floor, New York, New York 10017, and its telephone number is (212) 697-4740.

The Merger (page 44)

        PL Retail has agreed to acquire Price Legacy under the terms of the merger agreement that is described in this proxy statement and attached as Annex A. We encourage you to read the merger agreement carefully and in its entirety. It is the principal document governing the merger.

        Under the terms of the merger agreement, PL Acquisition Corp. will merge with and into Price Legacy and Price Legacy will be the surviving corporation, with all of its common stock owned by PL Retail. Under the merger, each share of Price Legacy's common stock, par value $0.0004 per share (other than shares owned by Price Legacy and PL Retail and their respective subsidiaries, which will be cancelled, and which we collectively refer to as the "unconverted shares"), will be converted into the right to receive cash consideration of (a) $18.85 plus (b) an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to total approximately $                  based upon an estimated closing date of                        , 2004, less any required withholding for taxes (we refer to the aggregate consideration to be received by Price Legacy common stockholders as the "merger consideration"). Price Legacy's existing Series A and Series 1 preferred stock will remain issued and outstanding as preferred stock of the surviving corporation. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing.

        Upon consummation of the merger, each share of Price Legacy's common stock outstanding immediately prior to the merger, other than the unconverted shares, will cease to be outstanding and will be cancelled and will cease to exist, and each holder of a certificate or certificates which immediately prior to the merger represented shares of Price Legacy's common stock will cease to have any rights with respect to such shares. Each certificate representing shares of Price Legacy's common stock will thereafter represent the right to receive the merger consideration.

        All outstanding unvested options to purchase shares of Price Legacy's common stock will be accelerated so that these options will be fully vested prior to the consummation of the merger. Upon consummation of the merger, all unexercised options to purchase shares of Price Legacy's common stock will be cancelled and converted into the right to receive the merger consideration, less the exercise price for each share underlying the options. Options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration.

The Put Transaction (page 24)

        The completion of the merger is conditioned upon The Price Group LLC, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, entering into a put agreement with PL Retail under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets consisting primarily of two vacant land parcels, a hotel, two office properties, a retail center, a retail/entertainment center and bonds secured by the land and parking garage at the retail/entertainment center at a price of approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger. The put agreement is attached as Annex B to this proxy statement. We encourage you to read the put agreement carefully and in its entirety.

Recommendation of Our Board of Directors (page 17)

        On August 23, 2004, after careful consideration of the factors described in the section "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger—Recommendation of Our Board of Directors and Its Reasons for the Merger," our board of directors unanimously (other than Messrs. McGrory and Galinson who abstained from voting due to their affiliation with The Price Group):

  •
  determined that it was advisable, fair to and in the best interests of Price Legacy and our stockholders for Price Legacy to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement; and

  •
  approved and adopted the merger agreement and approved the merger.

        Our board of directors (including Messrs. McGrory and Galinson) also unanimously determined to recommend to Price Legacy's stockholders that they vote for the approval and adoption of the merger agreement and to approve the merger.

        To review the background and reasons for the merger in greater detail, see pages 13 through 19.

The Annual Meeting (page 9)

        The annual meeting of our stockholders will be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California, at 9:00 a.m., local time, on             ,            , 2004. At the annual meeting, you will be asked to:

  •
  vote to approve and adopt the merger agreement and to approve the merger;

  •
  elect seven persons to the Price Legacy board of directors to serve as directors until the earlier of (a) the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or (b) the completion of the merger; and

  •
  consider and act upon such other business as may properly come before the annual meeting or any adjournment or postponement of the annual meeting.

Stockholders Entitled to Vote; Vote Required (page 9)

        You may vote at the annual meeting if you owned shares of Price Legacy's common stock or Series A preferred stock at the close of business on                        , 2004, the record date for the annual meeting. In accordance with Price Legacy's amended and restated charter, holders of Price Legacy's Series 1 preferred stock are not entitled to vote at the annual meeting. On that date, there were            shares of Price Legacy's common stock and            shares of Series A preferred stock outstanding and entitled to vote. You may cast one vote for each share of Price Legacy common stock that you owned on that date and one-tenth (1/10) of one vote for each share of Price Legacy Series A preferred stock that you owned on that date. Approval and adoption of the merger agreement and approval of the merger requires the affirmative vote of the holders of at least a majority of the combined voting power of Price Legacy's common stock and Series A preferred stock outstanding at the close of business on the record date and entitled to vote, voting together as a single class. The seven director nominees receiving the greatest number of votes will be elected as directors.

Opinion of Financial Advisor as to the Merger Consideration (page 19)

        On August 23, 2004, UBS Securities LLC (UBS), financial advisor to Price Legacy, delivered its oral opinion to our board of directors, subsequently confirmed in writing, that, as of that date, and based upon and subject to the considerations described in its written opinion, the merger consideration to be received by the holders of Price Legacy's common stock, other than certain affiliates, in the merger was fair, from a financial point of view, to such holders.

        The full text of the written opinion of UBS is attached as Annex C to this proxy statement. We encourage you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. The opinion was directed to our board of directors and does not constitute a recommendation by UBS to any stockholder as to any matter relating to the merger.

Opinion of Financial Advisor as to the Put Transaction (page 25)

        On August 23, 2004, UBS delivered its oral opinion to our board of directors, subsequently confirmed in writing, that, as of that date, and based upon and subject to the considerations described in its written opinion, the consideration of $147.7 million to be received under the put agreement by Price Legacy for certain properties and other assets described in the put agreement was fair, from a financial point of view, to Price Legacy.

        The full text of the written opinion of UBS is attached as Annex D to this proxy statement. We encourage you to read this opinion carefully in its entirety for a description of the procedures followed, assumptions made, matters considered and limitations on the review undertaken. The opinion was directed to our board of directors and does not constitute a recommendation by UBS to any stockholder as to any matter relating to the put transaction.

Interests of Our Directors and Executive Officers in the Merger (page 27)

        Members of our board of directors and our executive officers may have interests in the merger that differ from, or are in addition to, those of other stockholders. For example:

  •
  Jack McGrory, our chairman and chief executive officer, and Murray Galinson, one of our directors, are co-managers of The Price Group, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, which may acquire certain non-core properties and other assets of Price Legacy under the put agreement. As a result of their positions with The Price Group, Messrs. McGrory and Galinson may have interests in the put transaction that differ from, or are in addition to, those of other stockholders;

  •
  each vested option to purchase Price Legacy common stock, including options held by our directors and executive officers, will cease to represent the right to acquire Price Legacy common stock and will, at the time the merger is consummated, be converted into the right to receive an amount in cash equal to the merger consideration, less the exercise price for each share of Price Legacy common stock underlying the option;

  •
  each unvested option to purchase Price Legacy common stock, including unvested options held by our directors and executive officers, will be accelerated so that these options will be fully vested prior to the consummation of the merger;

  •
  certain of our executive officers will be entitled to severance benefits, consisting of lump sum cash payments, under a newly-adopted Price Legacy severance plan if they are not offered similar employment with PL Retail or the surviving corporation after the merger or if their employment is terminated without cause within 12 months following the merger;

  •
  certain of our executive officers are entitled to severance benefits, consisting of lump sum cash payments and the continuation of medical benefits, under their existing employment agreements with Price Legacy if they are terminated without cause or if they quit for good reason (including as a result of a change in control, such as the merger); and

  •
  our current directors and officers and certain of our former directors will continue to be indemnified for six years after the completion of the merger and will have the benefit of directors' and officers' liability insurance for six years after completion of the merger.

        The members of our board of directors were informed of the foregoing interests of our directors and executive officers in the merger and considered them when they approved and adopted the merger agreement and approved the merger.

Delisting and Deregistration of Price Legacy Stock (page 43)

        If the merger is completed, Price Legacy's common stock will no longer be listed on the Nasdaq National Market and will be deregistered under the Securities Exchange Act of 1934, as amended (the Exchange Act). Price Legacy's Series A preferred stock and Series 1 preferred stock will continue to be registered and listed on the Nasdaq National Market. However, PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. Depending on the number of shares of Series A preferred stock and Series 1 preferred stock redeemed by PL Retail, the Series A preferred stock and/or Series 1 preferred stock may not continue to meet the listing requirements of the Nasdaq National Market. If either the Series A preferred stock or Series 1 preferred stock fail to meet the listing requirements, PL Retail has indicated that it does not intend to contest a delisting or to seek to list these shares on another trading market and cannot assure that an active trading market for either the Series A preferred stock or the Series 1 preferred stock will continue to exist.

Litigation Related to the Merger (page 43)

        On August 25, 2004 and August 26, 2004, two purported class action complaints were filed in Superior Court of the State of California, County of San Diego, against Price Legacy and each current member and one past member of Price Legacy's board of directors. The court has consolidated these two actions. The operative complaint alleges breaches of the defendants' fiduciary duties to Price Legacy's stockholders in connection with the merger. The complaint challenges the sufficiency of the merger consideration, the adequacy of disclosures and the independence of the directors, and seeks a preliminary and permanent injunction of the merger transaction and unspecified damages from the defendants.

The Merger Agreement

Conditions to the Completion of the Merger (page 50)

Completion of the merger depends upon meeting or waiving a number of conditions including:

  •
  approval and adoption of the merger agreement and approval of the merger by the stockholders of Price Legacy;

  •
  receipt of a satisfactory legal opinion regarding Price Legacy's REIT status for federal income tax purposes;

  •
  continued accuracy of the respective representations and warranties and compliance with the covenants made by Price Legacy and PL Retail in the merger agreement;

  •
  The Price Group must have entered into the put agreement under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets for approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger; and

  •
  other customary closing conditions.

Where the law permits, PL Retail, on the one hand, or Price Legacy, on the other hand, could decide to complete the merger even though one or more conditions were not satisfied. By law, neither PL Retail nor Price Legacy can waive:

  •
  the requirement that Price Legacy's stockholders approve and adopt the merger agreement and approve the merger; or

  •
  any court order or law preventing the closing of the merger.

Whether any of the other conditions would be waived would depend on the facts and circumstances as determined by the reasonable business judgment of the board of directors of PL Retail or Price Legacy, as the case may be.

Termination of the Merger Agreement (page 54)

PL Retail and Price Legacy can jointly agree to terminate the merger agreement at any time, even if the Price Legacy stockholders have approved the merger. In addition, either PL Retail or Price Legacy can decide, without the consent of the other, to terminate the merger agreement if:

  •
  any order, decree, ruling or other action of a governmental entity permanently restraining, enjoining or otherwise prohibiting the merger has become final and non-appealable;

  •
  the merger has not been consummated by January 31, 2005; or

  •
  the required approval by Price Legacy's stockholders has not been obtained at the annual meeting.

PL Retail may unilaterally terminate the merger agreement if:

  •
  (a) Price Legacy's board of directors has withdrawn or materially modified its recommendation of the merger agreement or the merger in a manner adverse to PL Retail or its stockholders or has resolved to do so; (b) Price Legacy's board of directors has approved or recommended any acquisition proposal made by a person other than PL Retail; or (c) Price Legacy has entered into a definitive agreement with respect to such an acquisition proposal; or

  •
  Price Legacy has breached any of its representations, warranties or covenants contained in the merger agreement, which would lead to the failure of a condition to the consummation of the merger that is incapable of being cured prior to January 31, 2005.

Price Legacy may unilaterally terminate the merger agreement if:

  •
  PL Retail has breached any of its representations, warranties or covenants contained in the merger agreement, which would lead to the failure of a condition to the consummation of the merger that is incapable of being cured prior to January 31, 2005; or

  •
  Price Legacy's board of directors has approved, and Price Legacy has concurrently entered into, a definitive agreement for the implementation of a "superior proposal" (as defined in the merger agreement), provided this occurs prior to approval of the merger agreement at the Price Legacy annual meeting, Price Legacy has complied with the terms of the non-solicitation provisions in the merger agreement, and before terminating the merger agreement, Price Legacy has paid to PL Retail the required termination fee.

Termination Fees and Termination Expenses (page 56)

        The merger agreement provides that, in certain circumstances, Price Legacy may be required to pay to PL Retail a termination fee of up to $20 million. In addition, the merger agreement provides that Price Legacy may be obligated under specified circumstances to reimburse up to $2 million of PL Retail's expenses, if the merger agreement is terminated.

Effect on Outstanding Stock Options (page 58)

        All outstanding unvested options to purchase shares of Price Legacy common stock will be accelerated so that these options will be fully vested prior to the consummation of the merger. Upon consummation of the merger, all unexercised options to purchase shares of Price Legacy common stock will be cancelled and converted into the right to receive the merger consideration in cash, less the exercise price for each share underlying the options. Options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration.

Material United States Federal Income Tax Consequences (page 30)

        The receipt of the merger consideration in cash for each share of our common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. Generally, for United States federal income tax purposes, you will recognize gain or loss as a result of the merger measured by the difference, if any, between merger consideration per share and your adjusted tax basis in that share.

        You should read "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger—Material United States Federal Income Tax Consequences" beginning on page 30 for a more complete discussion of the federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We urge you to consult your tax advisor regarding the tax consequences of the merger to you.

Regulatory Matters (page 29)

        No material federal or state regulatory requirements must be complied with or approvals obtained by Price Legacy or PL Retail in connection with the merger.

Exchange Agent (page 45)

        Mellon Investor Services LLC or another comparable institution will act as the exchange agent in connection with the merger.

Dissenters' Rights (page 29)

        Price Legacy is incorporated under Maryland law. Under Maryland law, because shares of Price Legacy's common stock and preferred stock are listed on a national securities exchange, holders of Price Legacy's common stock and preferred stock do not have any appraisal rights or dissenter's rights in connection with the merger.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words such as "estimate," "project," "intend," "anticipate," "believe," "will," "may," "should," "would," and similar expressions are intended to identify forward-looking statements. These statements are based on the current expectations and beliefs of our management and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed in the forward-looking statement.

        In any forward-looking statement in which we express an expectation or belief as to future results, that expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. Risks and uncertainties pertaining to the following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements:

  •
  the effect of economic, credit and capital market conditions in general and on real estate companies in particular, including changes in interest rates;

  •
  our ability to compete effectively;

  •
  developments in the retail industry;

  •
  the financial stability of Price Legacy's tenants, including our reliance on major tenants;

  •
  our ability to successfully complete real estate acquisitions, developments and dispositions;

  •
  the financial performance of our properties, joint ventures and investments;

  •
  government approvals, actions and initiatives, including the need for compliance with environmental requirements;

  •
  our ability to continue to qualify as a REIT; and

  •
  our ability to realize the value of various assets through negotiated transactions.

        These and other important factors are detailed in various SEC filings made periodically by Price Legacy, particularly its latest report on Form 10-K and subsequent reports on Form 10-Q, copies of which are available from Price Legacy without charge or online at http://www.PriceLegacy.com. Please review such filings and do not place undue reliance on these forward-looking statements.

        You should consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. We do not undertake any obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances that occur after the date of this proxy statement or to reflect the occurrence of unanticipated events.

THE PRICE LEGACY ANNUAL MEETING

        We are furnishing this proxy statement to our stockholders as part of the solicitation of proxies by our board of directors in connection with the annual meeting of our stockholders.

Date, Time and Place

        We will hold the annual meeting on            ,            , 2004, at 9:00 a.m., local time, at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California.

Purpose of the Annual Meeting

        At the annual meeting, we are asking holders of record of Price Legacy's common stock and Series A preferred stock to consider and vote on the following proposals:

  •
  The approval and adoption of the merger agreement by and among Price Legacy Corporation, PL Retail LLC and PL Acquisition Corp. and the approval of the merger (see "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger" beginning on page 13 and "The Merger Agreement" beginning on page 44);

  •
  To elect seven persons to the board of directors of Price Legacy to serve as directors until the earlier of (a) the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or (b) the completion of the merger; and

  •
  The transaction of any other business that properly comes before the annual meeting or any adjournment or postponement of the annual meeting.

Recommendation of Our Board of Directors

        Our board of directors has unanimously (other than Messrs. McGrory and Galinson who abstained from voting due to their affiliation with The Price Group) determined it is advisable, fair to and in the best interests of Price Legacy and our stockholders for Price Legacy to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement.

        Our board of directors (including Messrs. McGrory and Galinson) unanimously recommends that our stockholders vote "FOR" the approval and adoption of the merger agreement and the approval of the merger and "FOR" the election of the seven director nominees to the board of directors.

Record Date; Stockholders Entitled to Vote; Quorum

        Only holders of record of Price Legacy's common stock and Series A preferred stock at the close of business on            , 2004, the record date, are entitled to notice of and to vote at the annual meeting. In accordance with Price Legacy's amended and restated charter, holders of Price Legacy's Series 1 preferred stock are not entitled to vote at the annual meeting. On the record date,            shares of Price Legacy's common stock were issued and outstanding and held by            holders of record and            shares of Price Legacy's Series A preferred stock were issued and outstanding and held by            holders of record. Holders of record of Price Legacy's common stock on the record date are entitled to one vote per share at the annual meeting on each proposal and holders of record of Price Legacy's Series A preferred stock on the record date are entitled to one-tenth (1/10) of one vote per share at the annual meeting on each proposal.

        A quorum is necessary to hold a valid annual meeting. A quorum will be present at the annual meeting if the holders of a majority of the combined voting power of the outstanding shares of Price Legacy's common stock and Series A preferred stock on the record date are represented at the annual meeting, either in person or by proxy. Abstentions, discussed below, or "broker non-votes" (which occur when shares held by brokers or nominees for beneficial owners are voted on some matters but not on others), count as present for establishing a quorum for the transaction of all business.

Vote Required for Approval and Adoption of Merger Agreement and Approval of the Merger

        The approval and adoption of the merger agreement and the approval of the merger by our stockholders requires the affirmative vote of the holders of a majority of the combined voting power of the outstanding shares of Price Legacy's common stock and Series A preferred stock entitled to vote at the annual meeting as of the record date, either in person or by proxy, voting together as a single class. Because the vote is based on the number of shares outstanding rather than the number of votes cast, failure to vote your shares, abstentions and broker non-votes will have the same effect as voting against the merger agreement and the merger.

Vote Required to Elect the Seven Directors

        If a quorum is present, directors are elected by a plurality of the votes of the shares of Price Legacy's common stock and Series A preferred stock present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. Provided that a quorum is present, failure to vote, abstentions and broker non-votes will have no effect on the election of nominees to our board of directors.

Voting; Proxies

        You may vote by proxy or in person at the annual meeting.

  Voting in Person

        If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the annual meeting. Please note, however, that if your shares are held in "street name," which means your shares are held of record by a broker, bank or other nominee, and you wish to vote at the annual meeting, you must bring to the annual meeting a proxy from the record holder (your broker, bank or nominee) of the shares authorizing you to vote at the annual meeting.

  Voting by Proxy

        All shares represented by properly executed proxies received in time for the annual meeting will be voted at the annual meeting in the manner specified by the stockholders giving those proxies. Properly executed proxies that do not contain voting instructions will be voted for the approval and adoption of the merger agreement and the approval of the merger and for the election of the seven director nominees named in this proxy statement to our board of directors.

        Only shares affirmatively voted for the approval and adoption of the merger agreement and the approval of the merger and properly executed proxies that do not contain voting instructions will be counted as favorable votes for the merger proposal. Shares of Price Legacy common stock and Series A preferred stock held by persons attending the annual meeting but not voting, and shares of Price Legacy's common stock and Series A preferred stock for which we received proxies but with respect to which holders of those shares have abstained from voting or failed to provide instructions to their brokers resulting in a broker non-vote, will have the same effect as votes against the merger agreement and the merger. Failure to vote, a vote to abstain or a broker non-vote will have no effect on the election of nominees to our board of directors.

Adjournments; Other Business

        Adjournments of the annual meeting may be made for the purpose of, among other things, soliciting additional proxies. An adjournment may be made from time to time by approval of the holders of shares representing a majority of the votes present in person or by proxy at the annual meeting, whether or not a quorum exists, without further notice other than by an announcement made at the annual meeting of the date, time and place at which the meeting will be reconvened. If the adjournment is to a date more than 120 days from the initially established record date for the annual meeting, or if after the adjournment a new record date is fixed by our board of directors for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record on the new record date and entitled to vote at the meeting. We do not currently intend to seek an adjournment of the annual meeting.

        We do not expect that any matter other than the proposals to approve and adopt the merger agreement and to approve the merger and to elect seven persons to our board of directors will be brought before the annual meeting. If, however, other matters are properly presented at the annual meeting, the persons named as proxies will vote in accordance with their best judgment with respect to those matters.

Revocation of Proxies

        Submitting a proxy on the enclosed form does not preclude a stockholder from voting in person at the annual meeting. A stockholder of record may revoke a proxy at any time before it is voted by filing with our corporate secretary a duly executed revocation of proxy, by submitting a duly executed proxy to our corporate secretary with a later date or by appearing at the annual meeting and voting in person. A stockholder of record may revoke a proxy by any of these methods, regardless of the method used to deliver the stockholder's previous proxy. Attendance at the annual meeting without voting will not itself revoke a proxy. If your shares are held in street name, you must contact your broker, bank or nominee to revoke your proxy.

Solicitation of Proxies

        We are soliciting proxies for the annual meeting from our stockholders. We will bear the entire cost of soliciting proxies from our stockholders. In addition to the solicitation of proxies by mail, we will request that banks, brokers and other record holders send proxies and proxy materials to the beneficial owners of Price Legacy's common stock and Series A preferred stock held by them and secure their voting instructions if necessary. We will reimburse those record holders for their reasonable expenses in so doing. We may use several of our regular employees, who will not be specially compensated, to solicit proxies from our stockholders, either personally or by telephone, Internet, telegram, facsimile or special delivery letter.

Dissenters' Rights

        Price Legacy is incorporated under Maryland law. Under Maryland law, because shares of Price Legacy's common stock and preferred stock are listed on a national securities exchange, holders of Price Legacy's common stock and preferred stock do not have any appraisal rights or dissenters' rights in connection with the merger.

Assistance

        If you need assistance in completing your proxy card or have questions regarding the Price Legacy annual meeting, please contact:

Investor Relations
Price Legacy Corporation
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128
(858) 675-9400
mergerproxy@pricelegacy.com

PROPOSAL 1—APPROVAL AND ADOPTION OF THE MERGER AGREEMENT
AND APPROVAL OF THE MERGER

        The following is a description of the material aspects of the merger. While we believe that the following description covers the material terms of the merger, the description may not contain all of the information that is important to you. We encourage you to read carefully this entire document, including the merger agreement attached to this proxy statement as Annex A, for a more complete understanding of the merger. The following description is subject to, and is qualified in its entirety by reference to, the merger agreement.

General Description of the Merger

        Under the merger agreement, PL Acquisition Corp. will merge with and into Price Legacy and Price Legacy will be the surviving corporation, with all of its common stock owned by PL Retail. Pursuant to the merger agreement, each outstanding share of Price Legacy's common stock, par value $0.0004 per share (other than shares owned by Price Legacy and PL Retail and their respective subsidiaries, which will be cancelled, and which we collectively refer to as the "unconverted shares"), will be converted into the right to receive cash consideration of (a) $18.85 plus (b) an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to total approximately $                  based upon an estimated closing date of            , 2004, less any required withholding for taxes (we refer to the aggregate consideration to be received by Price Legacy common stockholders as the "merger consideration"). Price Legacy's existing Series A and Series 1 preferred stock will remain issued and outstanding as preferred stock of the surviving corporation. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing.

        All outstanding unvested options to purchase shares of Price Legacy common stock will be accelerated so that these options will be fully vested prior to the consummation of the merger. Upon consummation of the merger, all unexercised options to purchase shares of Price Legacy common stock will be cancelled and converted into the right to receive the merger consideration in cash, less the exercise price for each share underlying the options. Options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration.

        The completion of the merger is conditioned upon The Price Group, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, entering into a put agreement with PL Retail under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets for approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger. The completion of the merger is also subject to the satisfaction or waiver of customary closing conditions.

Background of the Merger

        On March 12, 2004, Price Legacy completed a recapitalization transaction intended to improve and simplify its capital structure and increase the marketability and liquidity of its common stock. The recapitalization transaction was accomplished by (a) eliminating all of Price Legacy's Series B preferred stock by exchanging it for common stock, (b) eliminating a substantial portion of Price Legacy's Series A preferred stock by exchanging it for common stock and/or Series 1 preferred stock and (c) effecting a 1-for-4 reverse split of its common stock.

        During the week of March 15, 2004, Price Legacy management began receiving unsolicited inquiries regarding the company's interest in being acquired. Price Legacy had received inquiries regarding potential acquistions prior to and during the recapitialization transaction but Price Legacy had informed all parties that it would not enter into any discussions until the recapitalization transaction was completed. With property values trading at historical highs, management determined that it would be in the best interests of Price Legacy stockholders to review these inquiries with the help of a qualified investment banker.

        On March 17 and 18, 2004, Jack McGrory, chairman and chief executive officer of Price Legacy, met with representatives of UBS to discuss strategic alternatives for Price Legacy. There had been prior discussions with other investment banks who had expressed interest in providing these services to Price Legacy. On March 30, 2004, based on recommendations from management, the board of directors of Price Legacy approved negotiating an advisory agreement with UBS to review strategic alternatives and to review these inquiries.

        Meetings between Price Legacy's management and UBS took place on March 31, 2004 and April 1, 2004 to (a) discuss the terms of the advisory agreement, (b) perform initial due diligence on Price Legacy and (c) develop strategies for responding to purchase inquiries.

        On April 12, 2004, Price Legacy entered into the advisory agreement with UBS pursuant to which UBS agreed to act as exclusive financial advisor to Price Legacy in connection with the company's review of strategic and financial alternatives.

        Immediately thereafter, UBS entered into discussions with the parties that had sent inquiries to Price Legacy and established contact with several other parties that UBS believed could be interested in purchasing the company. During this time, UBS had discussions with 14 potential buyers, including seven publicly traded REITs, four private real estate companies and three investment funds.

        Throughout the remainder of April 2004, due diligence information was provided to potential buyers who agreed to sign confidentiality agreements. A total of nine parties agreed to sign confidentiality agreements, including six publicly traded REITs, two private real estate companies and one investment fund.

        During May 2004, Price Legacy received preliminary indications of interest from five parties, all of which were publicly traded REITs with extensive retail shopping center portfolios. These indications of interest were premised on the buyers having the right to sell certain non-income producing assets (put agreement) for $75 million to The Price Group, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, who was the only party to express any interest in purchasing all of these non-core assets at a value that management believed was fair. These non-income producing assets included two notes receivable secured by land in Scottsdale, Arizona and membership interests in an NHL Hockey team (Los Arcos/Hockey Notes) and three land parcels located in Anaheim, California; Orlando, Florida and Farmington, Utah. These proposals were all at a purchase price of $18.50 per share of Price Legacy common stock.

        From May 2004 to early June 2004, several of these interested parties performed further due diligence on Price Legacy, including meetings with management and an extensive review of the company's real estate portfolio. As a result of these meetings, it became apparent to Price Legacy management that there were reservations regarding not only the non-income producing assets, but also certain non-core assets owned by Price Legacy which did not meet the investment criteria of the interested parties. These non-core assets included Newport on the Levee, a large retail/entertainment project located in northern Kentucky, bonds secured by the land and parking garage at Newport on the Levee (Newport Bonds), a 121-room hotel near the Grand Canyon in Arizona (Grand Hotel), an office building in Sacramento, California (Sacramento/Bradshaw) and an office building in Scottsdale, Arizona (Scottsdale City Center).

        Price Legacy management believed that the interested parties were not offering full value for these non-core assets and determined to analyze, with the assistance of UBS and Price Legacy's outside legal counsel, Latham & Watkins LLP, strategic alternatives for maximizing the value of these assets. The alternatives included transferring all of the non-core assets into a separate company and distributing shares of the new company to existing Price Legacy stockholders in a spin-off transaction, placing the assets in a liquidating trust, or selling the assets to a third party.

        In late May 2004, UBS requested the interested parties to submit revised bids, assuming that these assets would be transferred into a separate company, the stock of which would be distributed to Price Legacy stockholders in a spin-off structure. The company received three revised proposals based on the spin-off structure. These proposals ranged from $12.75 per share to $15.00 per share of Price Legacy common stock (excluding the non-core assets). DRA Advisors, along with its REIT partner, proposed $15.00 per share.

        On June 16, 2004, Price Legacy management, Sol Price, UBS, DRA Advisors and the potential REIT buyer met in San Diego, California to discuss and finalize the terms of the proposed transaction. These discussions continued telephonically on June 17 and June 18, 2004. Price Legacy and the potential REIT buyer were unable to agree on several significant terms and the negotiations were terminated. Furthermore, Price Legacy management determined that the spin-off and liquidating trust alternatives were not the most favorable structure for Price Legacy stockholders and concluded instead that it would be preferable to sell the assets to a third party, either in connection with a sale of the entire company or in a separate transaction.

        In late June 2004, Price Legacy management and DRA Advisors met with the objective of resurrecting the merger discussions without DRA Advisors' previous REIT partner. Several telephonic discussions were subsequently held regarding the terms of the proposed transaction, including a structure that allowed DRA Advisors to purchase the company without purchasing the non-core assets. The structure that was discussed provided DRA Advisors the right to sell these assets to The Price Group through a put agreement. On June 30, 2004, DRA Advisors met with Price Legacy management and Sol Price in San Diego to discuss the terms of the merger agreement and put agreement. The properties subject to the put agreement included Newport on the Levee, the Newport Bonds, the Los Arcos/Hockey Notes, the Grand Hotel, Sacramento/Bradshaw, Scottsdale City Center and the land parcels located in Anaheim and Farmington, none of which DRA Advisors expressed any interest in acquiring. Furthermore, a shopping center located in Orlando, Florida known as Millenia I was added to the put properties as DRA Advisors wanted to reduce the valuation of this property because one of the tenants in the center possesses a six-month option to purchase this property at its discretion commencing in 2007. The land parcel located in Orlando was sold on June 23, 2004 and therefore not included in the put agreement.

        During July 2004, DRA Advisors and its representatives continued to conduct legal and property due diligence on Price Legacy. In addition, DRA Advisors, Price Legacy and their respective legal counsel held numerous discussions to finalize the terms of the merger agreement, and DRA Advisors, Sol Price and their respective legal counsel held numerous discussions to finalize the terms of the put agreement. The purchase price under discussion was $19.00 per share of common stock, including $4.00 per share to be obtained from the sale of the put properties.

        Throughout, Mr. McGrory had a series of periodic conversations with members of Price Legacy's board of directors to apprise them of events and to seek their views regarding the ongoing discussions with DRA Advisors.

        On or about July 15, 2004, DRA Advisors informed Price Legacy that it had entered into an agreement with Kimco Realty Corporation, a publicly traded REIT, to co-invest in the acquisition of Price Legacy and manage the properties to be acquired. The joint venture between DRA Advisors and Kimco was later named PL Retail.

        On July 29, 2004, the Price Legacy board met to discuss the terms of the merger agreement and put agreement. Prior to the meeting, the directors received a package of information which included drafts of the proposed agreements and a detailed financial analysis of the transaction prepared by UBS. Price Legacy management, together with Latham & Watkins, reviewed with the board the terms of the proposed agreements and the outcome of recent negotiations with DRA Advisors. They also discussed the interests of certain Price Legacy directors, namely Jack McGrory and Murray Galinson, in The Price Group, which was the entity affiliated with Sol Price that was expected to enter into the put agreement. Messrs. McGrory and Galinson serve as two of the co-managers of The Price Group. Latham & Watkins advised the directors on their duties to stockholders. UBS reviewed its financial analysis of the proposed transaction, including its preliminary determination that it would be able to render an opinion that the merger consideration of $19.00 per share was fair, from a financial point of view, to the unaffiliated common stockholders of Price Legacy. After extensive discussions, the board requested that UBS prepare a financial analysis relating to the consideration to be received by the company under the put agreement. The board agreed to vote on the transaction if and when the terms of the transaction were finalized and the board received fairness opinions from UBS covering the $19.00 per share merger consideration and the consideration to be received by the company for the put properties.

        On July 30, 2004, the Price Legacy board met with management, UBS and Latham & Watkins and engaged in a detailed discussion of the put properties. UBS presented to the board an analysis of the consideration to be received by the company for the put properties and informed the board that UBS would be able to render an opinion that the consideration to be paid under the put agreement was fair to the company.

        The Price Legacy board reconvened on August 2, 2004, at which time UBS presented a summary of the detailed financial analyses previously provided to the board. UBS also delivered to the board its oral opinions, subsequently confirmed in writing, that, as of August 2, 2004, and based upon and subject to the considerations described in its written opinions, (a) the merger consideration of $19.00 per share to be received by the unaffiliated holders of Price Legacy's common stock was fair, from a financial point of view, to such holders, and (b) the consideration to be received under the put agreement was fair, from a financial point of view, to Price Legacy. Following lengthy discussions, the board unanimously approved the terms of the merger agreement and unanimously (other than Messrs. McGrory and Galinson who abstained from voting due to their affiliation with The Price Group) approved the terms of the put agreement.

        Following the board's approval, Price Legacy management was directed to resolve any remaining open issues and finalize the merger agreement and put agreement. One of the remaining open issues related to the form of REIT opinion to be delivered by Latham & Watkins to PL Retail at the closing. The delay in resolving the form of this opinion required an extension of the outside closing date of the merger from December 31, 2004 to January 31, 2005. This delay resulted in additional costs to be incurred by PL Retail. As a result, the purchase price was renegotiated from $19.00 to $18.85 per share of common stock.

        On August 23, 2004, the Price Legacy board met to discuss the revised terms of the transaction. Price Legacy management, together with Latham & Watkins, presented to the board a detailed summary of the revised terms, including the purchase price of $18.85 per share. UBS provided the board with an updated financial analysis of the proposed transaction. UBS also delivered to the board its oral opinion, subsequently confirmed in writing, that, as of August 23, 2004, and based upon and subject to the considerations described in its written opinion, the merger consideration of $18.85 per share to be received by the unaffiliated holders of Price Legacy's common stock was fair, from a financial point of view, to such holders. In addition, UBS confirmed and updated its prior oral opinion, subsequently confirmed in writing, that, as of August 23, 2004, and based upon and subject to the considerations described in its written opinion, the consideration to be received under the put agreement was fair, from a financial point of view, to Price Legacy. After extensive discussions, the board unanimously (other than Messrs. McGrory and Galinson who abstained from voting) approved the revised terms of the merger agreement and put agreement.

        On August 24, 2004, the parties executed the merger agreement and issued a press release announcing the transaction.

Recommendation of Our Board of Directors and Its Reasons for the Merger

        Price Legacy's board of directors, at a special meeting held on August 23, 2004, after due consideration, unanimously (other than Messrs. McGrory and Galinson who abstained from voting due to their affiliation with The Price Group):

  •
  determined that it was advisable, fair to and in the best interests of Price Legacy and our stockholders for Price Legacy to enter into the merger agreement and consummate the merger and the other transactions contemplated by the merger agreement; and

  •
  approved and adopted the merger agreement and approved the merger.

        Our board of directors unanimously (including Messrs. McGrory and Galinson) also recommended that Price Legacy's stockholders vote for the approval and adoption of the merger agreement and the approval of the merger.

        In reaching its decision to approve and adopt the merger agreement and approve the merger and to recommend that our stockholders approve and adopt the merger agreement and approve the merger, the board of directors consulted with management and its legal and financial advisors. These consultations included discussions regarding our strategic business plan, the historical prices for Price Legacy's capital stock, our past and current business operations and financial condition, our future prospects, the potential merger with PL Retail and other strategic alternatives. The board of directors also consulted with UBS as to the fairness, from a financial point of view, to our stockholders of the merger consideration.

        The board of directors identified and considered a number of positive factors in its deliberations, including:

  •
  the current and historical market prices of Price Legacy common stock relative to the merger consideration, including the fact that the merger consideration represented a premium of 2.6% over the average closing price of Price Legacy common stock during the 90-day period ended on August 24, 2004 (the date on which the merger was announced), a premium of 6.9% over the average closing price of Price Legacy common stock during the 180-day period ended on August 24, 2004, and a premium of 15.8% over the average closing price of Price Legacy common stock during the twelve-month period ended on August 24, 2004;

  •
  the fact that the merger consideration of $18.85 per share corresponds to an implied capitalization rate (computed by dividing Price Legacy's estimated 2004 net operating income by the merger consideration) of approximately 7.0%, which is a favorable rate compared to other comparable merger transactions;

  •
  the fact that the merger consideration is all cash, which provides certainty of value to holders of Price Legacy's common stock, compared to a transaction in which stockholders would receive non-cash consideration, such as stock;

  •
  the opinion of UBS delivered on August 23, 2004 to our board of directors that, as of that date, based upon and subject to the considerations set forth in its opinion, the merger consideration to be received by holders of Price Legacy's common stock, other than certain affiliates, in the merger was fair, from a financial point of view, to such holders (for more information about the opinion of UBS, please see the section "Opinion of Our Financial Advisor as to the Merger Consideration" beginning on page 19);

  •
  the opinion of UBS delivered on August 23, 2004 to our board of directors that, as of that date, based upon and subject to the considerations set forth in its opinion, the consideration to be received under the put agreement was fair, from a financial point of view, to Price Legacy (for more information about the opinion of UBS, please see the section "Opinion of Our Financial Advisor as to the Put Transaction" beginning on page 25);

  •
  the fact that the merger would be subject to the approval of our stockholders and that our stockholders would be free to reject the transaction with PL Retail (although Price Legacy would be required to pay PL Retail a termination fee if the merger agreement were terminated under certain circumstances) by voting against the merger if, for instance, a higher offer were to be made prior to the stockholder meeting and the merger agreement had not been terminated;

  •
  the risks and uncertainties associated with the other strategic options available to Price Legacy, including remaining independent and continuing to implement Price Legacy's growth strategy or pursuing other strategic alternatives;

  •
  the terms of the merger agreement, as reviewed by the board of directors with Price Legacy's legal advisors, including:

  •
  the representation of PL Retail that it has or will have access to and, at the closing, will have sufficient funds available to pay the merger consideration;

  •
  the absence of a financing condition; and

  •
  Price Legacy's ability to furnish information to and conduct negotiations with a third party, and to terminate the merger agreement if a third party makes a superior proposal for a business combination or acquisition, as more fully described below under "The Merger Agreement—No Solicitation by Price Legacy" on page 52 and "The Merger Agreement—Termination of the Merger Agreement" on page 54; and

  •
  management's assessment, after discussion with Price Legacy's financial advisor, among others, that PL Retail has the financial capability to complete the merger.

        Our board of directors also identified and considered a number of potentially negative factors in its deliberations concerning the merger, including:

  •
  that Price Legacy would no longer exist as an independent company and our common stockholders would no longer participate in its growth;

  •
  that, under the terms of the merger agreement, Price Legacy would not be permitted to solicit other acquisition proposals and would have to pay to PL Retail a termination fee if the merger agreement were terminated under certain circumstances, which might deter others from proposing an alternative transaction that might be more advantageous to our stockholders;

  •
  the fact that gains from an all-cash transaction would be taxable to our stockholders for United States federal income tax purposes;

  •
  that, while the merger was expected to be completed, there could be no assurance that all conditions to the parties' obligations to complete the merger would be satisfied, and as a result, it was possible that the merger might not be completed even if approved by our stockholders (see "The Merger Agreement—Conditions to the Merger" on page 50) or might be significantly delayed; and

  •
  that if the merger did not close, Price Legacy would have incurred significant expenses and our employees would have expended extensive efforts to attempt to complete the transaction and would have experienced significant distractions from their work during the pendency of the transaction, and as a result, Price Legacy might experience adverse effects on its operating results, its ability to attract or retain employees, and its general competitive position in its markets.

        During its consideration of the transaction with PL Retail, our board of directors also noted that certain of our directors and executive officers have interests in the merger that are, or may be, different from, or in addition to, those of the stockholders generally, as described under "—Interests of Our Directors and Executive Officers in the Merger" on page 27.

        Our board of directors concluded, however, that the potentially negative factors could be managed or mitigated by Price Legacy or were unlikely to have a material impact on the completion of the merger or on Price Legacy or its stockholders, and that, overall, the potentially negative factors associated with the merger were outweighed by the benefits of the merger.

        The above discussion of the factors considered by our board of directors is not intended to be exhaustive, but does set forth the principal factors considered by our board of directors. Our board of directors reached the conclusion to approve and adopt the merger agreement and approve the merger in light of the various factors described above and other factors that each member of our board of directors felt were appropriate. In view of the wide variety of factors considered by our board of directors in connection with its evaluation of the merger and the complexity of these matters, the board of directors did not consider it practical, and did not attempt, to quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Rather, our board of directors made its recommendation based on the totality of information presented to, and the investigation conducted by, the board of directors. In considering the factors discussed above, individual directors may have given different weight to different factors.

        Our board of directors unanimously recommends that our stockholders vote "FOR" the approval and adoption of the merger agreement and the approval of the merger.

Opinion of Our Financial Advisor as to the Merger Consideration

        Our board retained UBS to act as its financial advisor in connection with the merger. Our board selected UBS to act as financial advisor based on UBS' qualifications, expertise and reputation and its knowledge of our business and affairs. At the meeting of our board on August 23, 2004, UBS rendered its oral opinion, subsequently confirmed in writing as of that date, that as of August 23, 2004, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, the per share cash consideration to be received by holders of our outstanding common stock (other than the common stock held by The Price Group, affiliates of The Price Group, The 520 Group LLC and affiliates of The 520 Group, which are major stockholders of Price Legacy and which we refer to collectively as The Price Group and 520 Group Stock) pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of UBS' opinion, dated as of August 23, 2004, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS, is attached as Annex C to this proxy statement. We urge you to read this opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the opinion.

        UBS' opinion, which was directed to our board, addressed only the fairness, as of the date of the opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, from a financial point of view to holders of our outstanding common stock (other than to holders of The Price Group and 520 Group Stock) of the per share cash consideration to be received by such holders in the merger, and did not address any other aspect of the merger. Our board did not request, and the opinion of UBS does not in any manner address, the fairness of the merger to the holders of The Price Group and 520 Group Stock.

        UBS' opinion did not address the relative merits of the merger as compared to other business strategies or transactions that might be available to us or our underlying business decision to proceed with or effect the merger, nor did it constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the merger. At our board's direction, UBS was neither asked to, nor did it, offer any opinion as to the material terms of the merger agreement or the put agreement or the form of the merger. In rendering its opinion, UBS assumed, with our board's consent, that the final forms of the merger agreement and the put agreement do not differ in any material respect from drafts that UBS examined dated August 23, 2004. In rendering its opinion, UBS also assumed, with our board's consent, that each party to the merger agreement would comply with all the material terms of the merger agreement.

        In arriving at its opinion, UBS, among other things:

  •
  reviewed certain publicly available business and historical financial information relating to us;

  •
  reviewed certain internal financial information and other data relating to our business and financial prospects, including estimates and financial forecasts prepared by our management, that were provided to UBS by us and were not publicly available;

  •
  conducted discussions with members of our senior management concerning our business and financial prospects;

  •
  reviewed publicly available financial and stock market data with respect to certain other companies in lines of business UBS believed to be generally comparable to ours;

  •
  compared the financial terms of the merger with the publicly available financial terms of certain other transactions which UBS believed to be generally relevant;

  •
  reviewed the financial terms of certain transactions that UBS believed to be generally relevant with respect to the Put Properties (as defined in the merger agreement);

  •
  reviewed the financial terms, which are not generally publicly available, of certain transactions that we identified for UBS and directed it to consider with respect to Anaheim Garden Walk;

  •
  reviewed the financial terms of purchase and sale contracts of certain of the Put Properties that are currently contracted to be sold;

  •
  reviewed drafts of the merger agreement and the put agreement; and

  •
  conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

        In connection with its review, with our board's consent, UBS did not assume any responsibility for independent verification of any of the information reviewed by UBS for the purpose of its opinion and, with our board's consent, relied on such information being complete and accurate in all material respects. In addition, at our board's direction, UBS did not make any independent evaluation or appraisal of any of our assets or liabilities (contingent or otherwise). With respect to the financial forecasts and estimates referred to above, UBS assumed, at our board's direction, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to our future financial performance. UBS, with our board's consent, did not independently verify the relevance of the transactions referred to in the seventh bullet point above and did, at our board's discretion, rely on the representations of our management that these are a sufficient basis on which to arrive at an appropriate range of values for Anaheim Garden Walk. UBS assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the merger would be obtained without any material adverse effect on us or the merger. UBS' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to UBS as of, August 23, 2004.

        The following summaries of UBS' financial analyses present some information in tabular format. In order to fully understand the financial analyses used by UBS, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Accordingly, the analyses listed in the tables and described below must be considered as a whole. Considering any portion of such analyses and the factors considered, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying UBS' opinion.

        In connection with the preparation and delivery of its opinion, UBS performed a variety of financial and comparative analyses. All material analyses performed by UBS are described below.

        In arriving at its opinion, UBS made its determination as to the fairness, from a financial point of view, as of the date of the opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, of the per share cash consideration to be received by holders of our outstanding common stock (other than by holders of The Price Group and 520 Group Stock) pursuant to the merger agreement, to such holders, on the basis of the multiple financial and comparative analyses described below.

        Comparable Companies Analysis. UBS compared selected publicly available information about Price Legacy with the corresponding data of certain publicly traded companies that UBS considered to be comparable to us. These companies included:

Federal Realty Investment Trust	Pan Pacific Retail Properties, Inc.
Kimco Realty Corporation	Weingarten Realty Investors
Regency Centers Corporation	New Plan Excel Realty Trust, Inc.
Equity One, Inc.	Developers Diversified Realty Corporation
Ramco-Gershenson Properties Trust	Heritage Property Investment Trust, Inc.
Saul Centers, Inc.

        The comparable company trading analysis provided a market valuation benchmark based on the common stock trading multiples of the above selected comparable companies. UBS calculated and analyzed each company's equity market value, enterprise value (defined as equity market value as of August 20, 2004, assuming the conversion of all of the operating partnership's common units, plus total debt, preferred units and preferred stock, if any, less cash on hand), funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA) as of August 20, 2004. UBS used this information to calculate each company's estimated FFO multiple and EBITDA multiple for 2004 and 2005, as well as each company's estimated dividend yield. This information is summarized in the table below:

				Enterprise Value/EBITDA(x)(2)
	Price/FFO(x)(1)
			2004E Payout Ratio FFO%			Dividend Yield(%)
	2004E	2005E		2004E	2005E
Average	13.2	12.3	69.9	14.3	13.1	5.4
Median	13.2	12.2	69.0	13.9	13.1	5.1
High	15.6	14.8	80.1	16.7	15.7	7.3
Low	10.6	10.3	61.6	12.2	11.1	4.2
Price Legacy at Offer Price	14.7	13.0	87.4	15.8	14.6	5.9

(1)
The 2004 and 2005 FFO multiples were derived by dividing equity market value by estimated (E) FFO for such year. FFO estimates were obtained from SNL Financial.

(2)
The 2004 and 2005 EBITDA multiples were calculated by dividing enterprise value by estimated EBITDA for such year. EBITDA estimates were obtained from analyst research reports.

        Because of the inherent differences between the businesses, operations and prospects of Price Legacy and the businesses, operations and prospects of the selected comparable companies, UBS believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis. Accordingly, UBS also made qualitative judgments concerning differences between our financial and operating characteristics and those of the selected comparable companies that would affect our public trading values and such comparable companies.

        Implied Capitalization Rate Analysis. Using information provided by us, UBS divided net operating income by the net asset value implied by the offer price of $18.85 per share of common stock. In order to calculate net asset value, UBS multiplied the per share cash consideration to be received by holders of our outstanding common stock by our fully-diluted share count, subtracted the value of our non-income generating assets (including raw land, cash, accounts receivables, notes receivables and other assets), and added the value of our outstanding debt, preferred stock and other liabilities. This analysis indicated a net asset value of $1,296.6 million estimated as of September 30, 2004. Based on our net operating income estimates, UBS arrived at an implied capitalization rate of 7.0% for 2004 and 7.5% for 2005

        Comparable Transactions Analysis. UBS reviewed nine transactions involving REITs announced from May 15, 2000 to the date of its opinion. These transactions included:

Target	Acquirer
Bradley Real Estate, Inc.	Heritage Properties Investment Trust, Inc.
Western Properties Trust	Pan Pacific Retail Properties, Inc.
Centrefund Realty Corporation	Equity One, Inc.
JDN Realty Corporation	Developers Diversified Realty Corporation
IRT Property Company	Equity One, Inc.
Center Trust, Inc.	Pan Pacific Retail Properties, Inc.
Mid-Atlantic Realty Trust	Kimco Realty Corporation
M&H Realty Partners	US Trust owned by Centro Properties Group (48.5%), Prime Retail Group (48.5%) and Watt Commercial Properties Inc. (3%)
Benderson Development	Developers Diversified Realty Corporation

        For each comparable transaction, UBS calculated and analyzed the target company's total enterprise value, the offer price and the forward net operating income capitalization rate. UBS used this information to calculate the FFO multiple and EBITDA multiple of the respective transaction at the time of announcement of each transaction, in each case for both the remainder of the year in which the acquisition took place and through the remainder of the next succeeding year. This information is summarized in the table below:

				Enterprise Value/EBITDA(x)		FFO Multiple(x)
	Total Enterprise Value ($mm)	Offer Price/Share ($)	Forward NOI Cap Rate (%)(1)	Forward Year (2)	Forward Year + 1(2)	Forward Year (3)	Forward Year + 1(3)
Average	859.8	13.97	8.9	11.5	10.3	7.9	6.6
Median	680.0	12.15	8.9	11.5	10.6	7.3	6.6
High	2,300.0	22.00	11.7	13.0	11.6	9.6	7.0
Low	280.0	7.46	7.4	9.3	8.2	6.6	6.2
Price Legacy at Offer Price	1,333.3	18.85	7.0	15.8	14.6	14.7	13.0

  (1)
  Derived by dividing forward year net operating income by the total consideration. Data obtained from analyst research reports.

  (2)
  Derived by dividing the total consideration by the forward year or forward year plus one estimated EBITDA. EBITDA estimates obtained from analyst research reports.

  (3)
  FFO multiples obtained from analyst research reports.

        Because the market conditions, rationale and circumstances surrounding each of the transactions analyzed were specific to each transaction and because of the inherent differences between our businesses, operations and prospects and those of the comparable acquired companies, UBS believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the analysis. Accordingly, UBS also made qualitative judgments concerning differences between the characteristics of these transactions and the proposed merger that would affect our acquisition values and those of such acquired companies.

        Discounted Cash Flow Analysis. Using free cash flow projections provided by us, UBS calculated our implied equity valuation at capitalization rates ranging from 8.0% to 9.0% and discount rates ranging from 7.5% to 9.0%. This information is summarized in the table below:

Equity Valuation Matrix Per Share ($)

	Terminal Net Operating Income Capitalization Rate
Discount Rate
	8.0%	8.5%	9.0%
7.5%	$19.04	$17.62	$16.35
8.0%	$18.33	$16.94	$15.71
8.5%	$17.64	$16.29	$15.09
9.0%	$16.98	$15.65	$14.48

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to a partial analysis or summary description. In arriving at its opinion, UBS considered the results of all of its analyses as a whole and did not attribute any particular weight to any analysis or factor considered by it. UBS believes that the summary provided and the analyses described above must be considered as a whole and that selecting portions of these analyses, without considering all of them, would create an incomplete view of the process underlying its analyses and opinion.

        In performing its analyses, UBS made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. No company, transaction or business used in the analyses described above is identical to us or the proposed merger. Any estimates contained in UBS' analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by these estimates. The analyses performed were prepared solely as a part of UBS' analysis of the fairness from a financial point of view, as of the date of the opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, of the per share cash consideration to be received by holders of our outstanding common stock (other than by holders of The Price Group and 520 Group Stock) pursuant to the merger agreement to such holders and were conducted in connection with the delivery by UBS of its opinion dated August 23, 2004, to our board. UBS' analyses do not purport to be appraisals or to reflect the prices at which shares of our common stock might actually trade. The consideration to be paid to holders of our common stock in the merger agreement was determined through negotiations between us and PL Retail and was approved by our board. UBS did not recommend any specific consideration to us or that any given consideration constituted the only appropriate consideration for the merger.

        UBS' opinion was one of the many factors taken into consideration by our board in making its determination to approve the merger. UBS' analyses summarized above should not be viewed as determinative of the opinion of our board with respect to our value or of whether the board would have been willing to agree to a different form of consideration.

        UBS is an internationally recognized investment banking and advisory firm. UBS, as part of its investment banking and financial advisory business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, UBS and its affiliates have and may from time to time invest, underwrite or trade in our securities or our indebtedness or those of Kimco and DRA Advisors for its own account, the accounts of investment funds and other clients under the management of UBS and for the accounts of its customers and, accordingly, may at any time hold a long or short position in these securities or indebtedness.

Description of the Put Transaction

        The following summary describes the material provisions of the put agreement, which is attached to this proxy statement as Annex B and is incorporated by reference into this proxy statement. This summary may not contain all of the information about the put agreement that is important to you. We encourage you to read the put agreement carefully and in its entirety.

        As a condition to the completion of the merger, PL Retail required that The Price Group enter into the put agreement. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition. Under the put agreement, PL Retail has the right in its discretion to cause the sale of a 100% ownership interest in two newly formed Price Legacy subsidiaries to The Price Group concurrently with the closing of the merger by delivering notice to The Price Group no earlier than September 12, 2004 and no later than September 30, 2004. On September 28, 2004, PL Retail exercised its right to cause The Price Group to purchase all right, title and interest in and to the two newly formed Price Legacy subsidiaries which will own, as of the closing of the merger, certain non-core properties and other Price Legacy assets consisting of: (a) Newport on the Levee, a large retail/entertainment project located in northern Kentucky, (b) bonds secured by the land and parking garage at Newport on the Levee (Newport Bonds), (c) two notes receivable secured by land in Scottsdale, Arizona and membership interests in an NHL Hockey team (Los Arcos/Hockey Notes), (d) a 121-room hotel near the Grand Canyon in Arizona (Grand Hotel), (e) an office building in Sacramento, California (Sacramento/Bradshaw), (f) an office building in Scottsdale, Arizona (Scottsdale City Center), (g) two land parcels located in Anaheim, California and Farmington, Utah and (h) a shopping center located in Orlando, Florida (Millennia I). In the event that any of these properties or other assets are sold prior to the closing of the merger, The Price Group will be entitled to receive the net proceeds from any such sale. On August 9, 2004, Price Legacy sold its investment in the Los

Arcos\Hockey Notes. The proceeds from this sale will be included in the assets to be purchased under the put agreement.

        Under the put agreement, all right, title and interest in and to the two newly formed Price Legacy subsidiaries will be assigned to The Price Group in exchange for an amount of cash and/or shares of Price Legacy common stock (valued on a per share basis equal to the merger consideration) equal to (a) $147.7 million plus (b) an amount equal to the product of $4.00 multiplied by the number of additional shares of Price Legacy common stock, if any, issued and outstanding between the signing date of the put agreement and the effective time of the merger. Revenues and expenses allocable to the properties and other assets purchased by The Price Group will be prorated in a mutually agreeable manner prior to the closing of the put transaction. The exercise by PL Retail of its put right has no effect on the merger consideration to be received by Price Legacy's common stockholders under the merger agreement.

        The put agreement contemplates that Price Legacy will form the new subsidiaries and transfer the agreed upon properties and other assets to the newly formed subsidiaries prior to the closing of the put transaction. PL Retail has agreed that Price Legacy may take all actions necessary prior to the closing to satisfy its obligations under the put agreement, and has further agreed to take all actions within PL Retail's control to cause these obligations to be satisfied, provided that PL Retail will not be required to incur any material expense as a result of its actions.

        The Price Group is allowed to designate another purchaser of the properties and assets so long as (a) The Price Group guarantees the obligations of the designated purchaser and (b) the fact that the purchaser becomes a party to the put agreement or purchases the properties and other assets does not violate any laws applicable to PL Retail or Price Legacy or cause adverse tax consequences to PL Retail or Price Legacy.

        The Price Group has agreed to indemnify, and to cause the acquired subsidiaries to indemnify, PL Retail and its subsidiaries (including Price Legacy), after the closing of the sale of the specified properties and other assets, against third party claims, liabilities and losses arising out of Price Legacy's or its subsidiaries' (including the newly formed subsidiaries) ownership and operation of the specified properties and other assets.

        The put agreement also provides that the parties will take all actions and execute all documents reasonably necessary to carry out the transactions contemplated by the put agreement.

        The put agreement and PL Retail's put right terminate if the merger agreement is terminated.

Opinion of Our Financial Advisor as to the Put Transaction

        At the meeting of our board on August 23, 2004, UBS rendered its oral opinion (the Put Consideration opinion), subsequently confirmed in writing as of that date, that as of August 23, 2004, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, that the $147.7 million that we will receive in exchange for the Put Properties (the Put Consideration) if PL Retail exercises its rights under the put agreement (the Put Right) concurrently with the closing of the merger agreement was fair from a financial point of view to us, assuming the Put Right had been exercised as of the date of the Put Consideration opinion.

        The full text of UBS' Put Consideration opinion, dated as of August 23, 2004, which sets forth, among other things, the assumptions made, procedures followed, matters considered and limitations on the review undertaken by UBS, is attached as Annex D to this proxy statement. We urge you to read the Put Consideration opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the Put Consideration opinion.

        UBS' Put Consideration opinion, which was directed to our board, addressed only the fairness, as of the date of the opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its opinion, from a financial point of view to us of the Put Consideration assuming the Put Right was exercised as of the date of the Put Consideration opinion.

        UBS' Put Consideration opinion did not address the relative merits of the put agreement or the merger as compared to other business strategies or transactions that might be available to us or our underlying business decision to effect the put agreement or the merger, nor did it constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the merger. At our board's direction, UBS was neither asked to, nor did it, offer any opinion as to the material terms of the merger agreement or the put agreement or the form of the merger. In rendering its Put Consideration opinion, UBS assumed, with our board's consent, that the final forms of the merger agreement and the put agreement do not differ in any material respect from drafts that UBS examined dated August 23, 2004.

        In arriving at its Put Consideration opinion, UBS, among other things:

  •
  reviewed certain publicly available business and historical financial information relating to the Put Properties;

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  reviewed certain internal financial information and other data relating to the business and financial prospects of the Put Properties, including estimates and financial forecasts prepared by our management, that were provided to UBS by us and were not publicly available;

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  conducted discussions with members of our senior management concerning the business and financial prospects of the Put Properties;

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  reviewed the financial terms of certain transactions that UBS believed to be generally relevant;

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  reviewed the financial terms, which are not generally publicly available, of certain transactions that we identified for UBS and directed it to consider with respect to Anaheim Garden Walk;

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  reviewed the financial terms of purchase and sale contracts of certain of the Put Properties that are currently contracted to be sold;

  •
  reviewed drafts of the merger agreement and the put agreement; and

  •
  conducted such other financial studies, analyses and investigations, and considered such other information, as UBS deemed necessary or appropriate.

        In connection with its review, with our board's consent, UBS did not assume any responsibility for independent verification of any of the information reviewed by UBS for the purpose of its Put Consideration opinion and, with our board's consent, relied on such information being complete and accurate in all material respects. In addition, at our board's direction, UBS did not make any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the newly formed companies that will own the Put Properties. With respect to the financial forecasts and estimates referred to above, UBS assumed, at our board's direction, that they had been reasonably prepared on a basis reflecting the best currently available estimates and judgments of our management as to the future financial performance of the Put Properties. UBS, with our board's consent, did not independently verify the relevance of the transactions referred to in the fifth bullet point above and did, at our board's discretion, rely on the representations of our management that these are a sufficient basis on which to arrive at an appropriate range of values for Anaheim Garden Walk. UBS' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to UBS as of August 23, 2004.

        In arriving at its Put Consideration opinion, UBS made its determination as to the fairness, from a financial point of view, as of the date of the Put Consideration opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its Put Consideration opinion, of the Put Consideration to be received by us assuming the Put Right were to be exercised as of the date of the Put Consideration opinion, on the basis of the financial and comparative analyses described below.

        UBS performed a comparable sales valuation and a discounted cash flow valuation on the Income Generating Assets (Newport on the Levee, Grand Hotel, Scottsdale City Center, Sacramento/Bradshaw and Millenia I). The comparable sales valuation and the discounted cash flow valuations were used to produce an estimated total Income Generating Assets enterprise value range of $111.5 million to $140.0 million.

        UBS added to this total Income Generating Assets range the estimated enterprise value range for non-income generating assets. This range was derived based on information provided to UBS by our management. The addition of the enterprise value ranges for the non-income generating assets resulted in a total Put Properties estimated enterprise value range of $135.5 million to $182.9 million.

        This total Put Properties enterprise value range was added to a range of values for the other assets of the Put Properties, including cash, the tax-exempt Newport bonds, the taxable Newport bonds, our interest in Gameworks LLC and other miscellaneous assets, less a range of values for the outstanding debt of Newport on the Levee and Millenia I, the present value of the Newport debt guarantee and minority interest. This analysis resulted in a Put Properties estimated equity value range of $117.6 million to $165.0 million.

        In performing its analyses, UBS made numerous assumptions with respect to industry performance, general business and economic conditions and other matters, many of which are beyond our control. No company, transaction or business used in the analyses described above is identical to us or the proposed merger. Any estimates contained in UBS' analysis are not necessarily indicative of future results or actual values, which may be significantly more or less favorable than those suggested by these estimates. The analyses performed were prepared solely as a part of UBS' analysis of the fairness from a financial point of view, as of the date of the Put Consideration opinion, and subject to and based on the assumptions made, procedures followed, matters considered and limitations of the review undertaken, in its Put Consideration opinion, of the Put Consideration to be received by us assuming exercise of the Put Right on the date of the Put Consideration opinion and were conducted in connection with the delivery by UBS of its Put Consideration opinion dated August 23, 2004, to our board. UBS' analyses do not purport to be appraisals or to reflect the prices at which the Put Properties might actually sell on the open market. The consideration to be received by us pursuant to the put agreement was determined through negotiations between The Price Group and PL Retail. UBS did not recommend any specific consideration to us or that any given consideration constituted the only appropriate consideration for the Put Properties.

        UBS' Put Consideration opinion was one of the many factors taken into consideration by our board in making its determination to approve the put agreement. UBS' analyses summarized above should not be viewed as determinative of the opinion of our board with respect to the value of the Put Properties or of whether the board would have been willing to agree to a different form of consideration.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of our board of directors to vote for the proposal to approve and adopt the merger agreement and to approve the merger, you should be aware that our directors and executive officers may have agreements or arrangements that provide them with interests in the merger that differ from, or are in addition to, those of other Price Legacy stockholders. Our board of directors was aware of these agreements and arrangements as they relate to our directors and executive officers during its deliberations of the merits of the merger agreement and in determining to recommend to our stockholders that they vote to approve and adopt the merger agreement and to approve the merger.

  Put Transaction

        Jack McGrory, our chairman and chief executive officer, and Murray Galinson, one of our directors, are co-managers of The Price Group, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, which may acquire certain non-core properties and other Price Legacy assets under the put agreement. As a result of their positions with The Price Group, Messrs. McGrory and Galinson may have interests in the put transaction that differ from, or are in addition to, those of other stockholders. Messrs. McGrory and Galinson abstained from voting on the approval and adoption of the merger agreement and the approval of the merger due to their affiliation with The Price Group.

  Treatment of Stock Options

        All outstanding unvested options to purchase shares of Price Legacy common stock will be accelerated so that these options will be fully vested prior to the consummation of the merger. Upon consummation of the merger, all unexercised options to purchase shares of Price Legacy common stock will be cancelled and converted into the right to receive the merger consideration in cash, less the exercise price for each share underlying the options. Options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration.

        As of September 1, 2004, our non-executive directors held stock options to acquire 25,000 shares of Price Legacy common stock, with a weighted average exercise price of $15.13 per share, comprised of vested options representing $                  of value, and unvested options representing $                  of value, based on the estimated $                  per share merger consideration. As of September 1, 2004, our executive officers held stock options to acquire 69,751 shares of Price Legacy common stock, with a weighted average exercise price of $15.13 per share, comprised of vested options representing $                  of value, and unvested options representing $                  of value, based on the estimated $                  per share merger consideration.

  Severance Plan

        Under the merger agreement, we are obligated to establish a severance plan under which certain of our employees, including Jack McGrory, our chairman and chief executive officer, will be entitled to severance payments in the event any such employee is not offered similar employment with PL Retail or the surviving corporation or if such employee's employment is terminated by PL Retail or the surviving corporation without cause within 12 months after the merger. Under the proposed severance plan, Mr. McGrory would be entitled to receive a severance payment of $750,000 in the event his employment is terminated as described above.

  Employment Agreements

        We currently have employment agreements with Robert Siordia, our chief operating officer and secretary, and Jeffrey Fisher, our chief financial officer.

        Under the terms of these employment agreements, if the employment of either Mr. Siordia or Mr. Fisher is terminated (a) by Price Legacy prior to the closing of the merger or by PL Retail or the surviving corporation after the merger, in either event without cause, (b) by Mr. Siordia or Mr. Fisher within 30 days of a change in control, such as the merger or (c) by Mr. Siordia or Mr. Fisher for good reason either before or after the merger, each would be entitled to payment of his accrued base salary and paid time off to the date of termination, payment of an amount equal to two times his current base salary and additional compensation, as well as the continuation of his and his dependents' medical, hospitalization, dental, disability and life insurance benefits for a period of one year. We currently expect these severance payments to total approximately $582,000 and $562,000 for Messrs. Siordia and Fisher, respectively. See "Certain Relationships and Related Transactions—Employment Agreements."

  Indemnification and Insurance

        The merger agreement provides that for a period of six years from and after the completion of the merger, the surviving corporation will indemnify and hold harmless each of our present directors and officers, certain of our former directors, and certain other named individuals with whom we currently have indemnification agreements, in respect of acts or omissions at or prior to the consummation of the merger to the fullest extent permitted under applicable law.

        The merger agreement also provides that Price Legacy will purchase, at a cost not to exceed $1.2 million, a prepaid officers' and directors' liability insurance policy for a period of six years after the consummation of the merger. In addition, if PL Retail, the surviving corporation or any of its successors or assigns merges into any other person and is not the surviving corporation or transfers or conveys all or substantially all of its assets to any person, proper provisions must be made so that the successors and assigns of PL Retail or the surviving corporation will assume, jointly and severally, all of the obligations set forth in the section of the merger agreement relating to directors' and officers' liability.

Dividends

        Under the terms of the merger agreement, Price Legacy has agreed, except in limited circumstances, not to pay dividends to its common stockholders after the signing date of August 24, 2004 without the prior written consent of PL Retail. However, upon completion of the merger, common stockholders will be entitled to receive an amount equal to a quarterly common dividend of $0.28 per share prorated from October 1, 2004 through the closing of the merger, which we currently expect to be approximately $                  based upon an estimated closing date of            , 2004. Holders of Price Legacy's Series A preferred stock and Series 1 preferred stock will continue to be entitled to receive the same dividends that they were entitled to receive prior to the signing of the merger agreement, which equal $0.35 and $0.29 per quarter per share, respectively. PL Retail has indicated that it may continue to redeem shares of Series A preferred stock subject to the availability of financing and may also redeem shares of Series 1 preferred stock subject to the availability of financing.

Regulatory Matters

        No material federal or state regulatory requirements must be complied with or approvals obtained by Price Legacy or PL Retail in connection with the merger.

Dissenters' Rights

        Price Legacy is incorporated under Maryland law. Under Section 3-202 of the Maryland General Corporation Law, because shares of Price Legacy's common stock and preferred stock are listed on a national securities exchange, holders of Price Legacy's common stock and preferred stock do not have any appraisal rights or dissenter's rights in connection with the merger. If holders of Price Legacy's common stock or Series A preferred stock do not vote in favor of the merger and the merger takes place anyway, these stockholders will be bound by the terms of the merger agreement and entitled only to the merger consideration, if any, applicable to their shares under the merger agreement.

Material United States Federal Income Tax Consequences

        The following is a summary of the material United States federal income tax consequences of the merger to United States Holders (as defined below) of Price Legacy common stock who receive cash for their shares pursuant to the merger. This summary is based on current law, is for general information only and is not tax advice. The information in this section is based on:

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  the Internal Revenue Code of 1986, as amended (the Code),

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  current, temporary and proposed Treasury regulations promulgated under the Code,

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  the legislative history of the Code,

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  current administrative interpretations and practices of the Internal Revenue Service, and

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  court decisions,

in each case, as of the date hereof. In addition, the administrative interpretations and practices of the Internal Revenue Service include its practices and policies as expressed in private letter rulings which are not binding on the Internal Revenue Service, except with respect to the particular taxpayers who requested and received these rulings. Future legislation, Treasury regulations, administrative interpretations and practices and/or court decisions may adversely affect the tax considerations contained in this discussion. Any change could apply retroactively to transactions preceding the date of the change. Except as described below, Price Legacy has not requested, and does not plan to request, any rulings from the Internal Revenue Service concerning its tax treatment or the tax treatment of the merger, and the statements in this proxy are not binding on the Internal Revenue Service or any court. Thus, Price Legacy can provide no assurance that the tax consequences contained in this discussion will not be challenged by the Internal Revenue Service or if challenged, will be sustained by a court. This summary does not address all of the tax consequences that may be relevant to particular holders of Price Legacy common stock in light of their personal circumstances, or to other types of holders, including, without limitation:

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  banks, insurance companies or other financial institutions;

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  broker-dealers;

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  traders;

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  expatriates;

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  tax-exempt organizations;

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  Non-United States Holders (as defined below), except to the extent set forth below;

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  persons who are subject to alternative minimum tax;

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  persons who hold their shares of common stock as a position in a "straddle" or as part of a "hedging", "conversion" or other risk reduction transaction;

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  persons deemed to sell their shares of common stock under the constructive sale provisions of the Code;

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  persons that have a functional currency other than the United States dollar; or

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  persons who acquired their shares of Price Legacy common stock upon the exercise of stock options or otherwise as compensation.

        In addition, this discussion does not address any state, local or foreign tax consequences of the merger. You are urged to consult your tax advisors regarding the specific tax consequences to you of the merger and Price Legacy's election to be taxed as a REIT.

        For purposes of this discussion, a "United States Holder" means a holder of Price Legacy common stock that is:

  •
  a citizen or resident of the United States;

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  a corporation, a partnership or an entity treated as a corporation or a partnership for United States federal income tax purposes created or organized in or under the laws of the United States or any State or the District of Columbia;

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  an estate the income of which is subject to United States federal income taxation regardless of its source; or

  •
  a trust whose the administration is subject to the primary supervision of a United States court and one or more United States persons who have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as United States persons prior to such date that elect to be treated as United States persons, shall also be considered United States Holders.

        A "Non-United States Holder" is a holder other than a United States Holder.

        If a partnership or other pass-through entity holds Price Legacy common stock, the tax treatment of a partner in the partnership or member in the other entity will generally depend upon the status of the partner or member and the activities of the partnership or other entity. Partnerships or other pass-through entities holding Price Legacy common stock, and partners in such partnerships or members in such other entities, should consult their tax advisors regarding the tax consequences of the merger to them.

  Consequences of the Merger

        The receipt of cash in exchange for shares of Price Legacy common stock pursuant to the merger will be a taxable transaction for United States federal income tax purposes. In general, a United States Holder who receives cash in exchange for shares of Price Legacy common stock pursuant to the merger will recognize capital gain or loss for United States federal income tax purposes in an amount equal to the difference between the amount of cash received and the holder's adjusted tax basis in the shares of Price Legacy common stock exchanged for cash pursuant to the merger. Such gain or loss will be long-term capital gain or loss if the United States Holder has held the shares of Price Legacy common stock for more than one year at the time of the merger. Long-term capital gains of noncorporate taxpayers generally are taxable at a maximum federal income tax rate of 15%. Capital gains of corporate stockholders generally are taxable at the regular tax rates applicable to corporations. The deductibility of capital losses may be subject to limitations.

  Backup Withholding

        Backup withholding may apply to payments made in connection with the merger. Backup withholding will not apply, however, to a holder who (a) in the case of a United States Holder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on the substitute Form W-9 or successor form included in the letter of transmittal to be delivered to holders of Price Legacy common stock prior to completion of the merger, (b) in the case of a Non-United States Holder, furnishes an applicable Form W-8, or (c) is otherwise exempt from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such holder's United States federal income tax liability provided the required information is furnished to the Internal Revenue Service.

  FIRPTA

        Pursuant to the Foreign Investment in Real Property Tax Act, referred to as "FIRPTA," if the Price Legacy common stock is treated as a United States real property interest, a Non-United States Holder will be subject to United States federal income tax at regular graduated rates on the gain recognized in the merger, subject to a special alternative minimum tax in the case of nonresident alien individuals. In addition, under FIRPTA, the cash consideration received in the merger by such holder will be subject to income tax withholding at a rate of 10%. The Price Legacy common stock will not be treated as a United States real property interest if Price Legacy is a domestically controlled REIT within the meaning of the Code. Furthermore, any gain recognized by a Non-United States Holder in the merger generally will not be subject to tax if the Non-United States Holder has not owned, actually or constructively under section 897(c) of the Code, more than 5% of the fair market value of the Price Legacy common stock at any time during the shorter of the five-year period preceding the merger or the holder's holding period for such stock. Although Price Legacy believes that it is a domestically controlled REIT, because the Price Legacy common stock is publicly traded, no assurances can be given that Price Legacy is or will continue to be a domestically controlled REIT. Accordingly, holders of Price Legacy common stock that do not establish an exemption from withholding taxes under FIRPTA by providing a completed substitute Form W-9 or successor form included in the letter of transmittal certifying under penalties of perjury that the holder is a United States Holder or by providing other satisfactory evidence of an exemption should anticipate that the cash received in the merger will be reduced by such withholding taxes. A holder of Price Legacy common stock may be entitled to a refund or credit against the holder's United States tax liability with respect to any amounts withheld. Non-United States Holders should consult their tax advisors regarding the federal, state, local and foreign tax consequences to them of the merger.

        THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF PRICE LEGACY COMMON STOCK ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

  Taxation of Price Legacy

        General.    The merger is conditioned upon PL Retail's receipt of an opinion from Latham & Watkins in substantially the form attached to this proxy statement as Annex E regarding Price Legacy's qualification and taxation as a REIT. Price Legacy elected to be taxed as a REIT under Sections 856 through 860 of the Code, commencing with its short taxable year ended December 31, 1997. Price Legacy believes that it has been organized and has operated in a manner that allows it to qualify for taxation as a REIT under the Code commencing with its short taxable year ended December 31, 1997, and it intends to continue to be organized and operate in this manner. However, Price Legacy's qualification and taxation as a REIT depends upon its ability to meet the various qualification tests imposed under the Code, including through its actual annual operating results, asset diversification, distribution levels and diversity of stock ownership. Accordingly, although Price Legacy believes that it has qualified as a REIT, no assurance can be given that Price Legacy has been organized or has operated in a manner so as to qualify, or that it will remain qualified, as a REIT. See "—Failure to Qualify" and "—Tax Opinion of Latham & Watkins LLP." The sections of the Code that relate to the qualification and operation as a REIT are highly technical and complex. The following sets forth the material aspects of the sections of the Code that govern the federal income tax treatment of a REIT. This summary is qualified in its entirety by the applicable Code provisions, relevant rules and Treasury regulations, and related administrative and judicial interpretations. Further, the anticipated income tax treatment of Price Legacy described in this proxy may be changed, perhaps retroactively, by legislative, administrative or judicial action at any time.

        Provided Price Legacy qualifies for taxation as a REIT, Price Legacy generally will not be required to pay federal corporate income taxes on its net income that is currently distributed to its stockholders. This treatment substantially eliminates the "double taxation" that generally results from investment in a C corporation. A C corporation generally is a corporation required to pay full corporate-level tax. Double taxation generally means taxation that occurs once at the corporate-level when income is earned and once again at the stockholder level when the income is distributed. Price Legacy will, however, be required to pay federal income tax as follows:

        First, Price Legacy will be required to pay tax at regular corporate rates on any undistributed REIT taxable income, including undistributed net capital gains.

        Second, Price Legacy may be required to pay the "alternative minimum tax" on its items of tax preference under some circumstances.

        Third, if Price Legacy has (a) net income from the sale or other disposition of "foreclosure property" which is held primarily for sale to customers in the ordinary course of business or (b) other nonqualifying income from foreclosure property, Price Legacy will be required to pay tax at the highest corporate rate on this income. Foreclosure property is generally defined as property Price Legacy acquired through foreclosure or after a default on a loan secured by the property or a lease of the property.

        Fourth, Price Legacy will be required to pay a 100% tax on any net income from prohibited transactions. Prohibited transactions are, in general, sales or other taxable dispositions of property held primarily for sale to customers in the ordinary course of business, other than foreclosure property.

        Fifth, if Price Legacy fails to satisfy the 75% or 95% gross income test, as described below, but has maintained its qualification as a REIT because certain other requirements are met, Price Legacy will be required to pay a tax equal to (a) the greater of (1) the amount by which 75% of its gross income exceeds the amount qualifying under the 75% gross income test, and (2) the amount by which 90% of its gross income exceeds the amount qualifying under the 95% gross income test, multiplied by (b) a fraction intended to reflect Price Legacy's profitability.

        Sixth, Price Legacy will be required to pay a 4% excise tax to the extent it fails to distribute during each calendar year at least the sum of (a) 85% of its REIT ordinary income for the year, (b) 95% of its REIT capital gain net income for the year, and (c) any undistributed taxable income from prior periods.

        Seventh, if Price Legacy acquires any asset from a corporation which is or has been a C corporation in a transaction in which the basis of the asset in Price Legacy's hands is determined by reference to the basis of the asset in the hands of the C corporation, and Price Legacy subsequently recognizes gain on the disposition of the asset during the ten-year period beginning on the date on which Price Legacy acquired the asset, then Price Legacy will be required to pay tax at the highest regular corporate tax rate on this gain to the extent of the excess of (a) the fair market value of the asset over (b) Price Legacy's adjusted basis in the asset, in each case determined as of the date on which Price Legacy acquired the asset. The results described in this paragraph with respect to the recognition of such gain assume that Price Legacy will comply with Treasury regulations promulgated under Section 337 of the Code such that it will not be subject to an immediate tax when the asset is acquired. Price Legacy elected to have such treatment apply with respect to the assets it acquired from Excel Legacy Corporation in the merger with Excel Legacy Corporation in September 2001.

        Eighth, Price Legacy will be subject to a 100% tax on any "redetermined rents," "redetermined deductions" or "excess interest." In general, redetermined rents are rents from real property that are overstated as a result of services furnished by one of Price Legacy's "taxable REIT subsidiaries" to any of Price Legacy's tenants. See "—Ownership of Interests in Taxable REIT Subsidiaries." Redetermined deductions and excess interest represent amounts that are deducted by a taxable REIT subsidiary for amounts paid to Price Legacy that are in excess of the amounts that would have been deducted based on arm's-length negotiations. See "—Penalty Tax" below for a description of these items.

        Requirements for Qualification as a Real Estate Investment Trust.    The Code defines a "REIT" as a corporation, trust or association:

        (1)   that is managed by one or more trustees or directors,

        (2)   that issues transferable shares or transferable certificates to evidence its beneficial ownership,

        (3)   that would be taxable as a domestic corporation, but for Sections 856 through 860 of the Code,

        (4)   that is not a financial institution or an insurance company within the meaning of certain provisions of the Code,

        (5)   that is beneficially owned by 100 or more persons,

        (6)   not more than 50% in value of the outstanding stock of which is owned, actually or constructively, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of each taxable year, and

        (7)   that meets other tests, described below, regarding the nature of its income and assets and the amount of its distributions.

        The Code provides that conditions (1) to (4), inclusive, must be met during the entire taxable year and that condition (5) must be met during at least 335 days of a taxable year of twelve months, or during a proportionate part of a taxable year of less than twelve months. Conditions (5) and (6) do not apply until after the first taxable year for which an election is made to be taxed as a REIT. For purposes of condition (6), pension funds and other specified tax-exempt entities generally are treated as individuals, except that a "look-through" exception applies with respect to pension funds. Price Legacy believes that it has been organized, has operated and has issued sufficient shares of capital stock with sufficient diversity of ownership to allow it to satisfy conditions (1) through (7) inclusive.

        In addition, a corporation may not elect to become a REIT unless its taxable year is the calendar year. Price Legacy has a calendar taxable year.

        Ownership Limitations.    As set forth in conditions (5) and (6) above, to qualify as a REIT, (a) Price Legacy's outstanding shares of capital stock must be held by 100 or more persons during at least 335 days of a taxable year of twelve months (or during a proportionate part of a taxable year of less than twelve months) (the "100-person requirement") and (b) no more than 50% in value of Price Legacy's outstanding shares of capital stock may be owned, directly or constructively under the applicable attribution rules of the Code, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (the "five-fifty test"). Price Legacy has taken, and intends to continue to take, all necessary measures within its control to ensure that the beneficial ownership of its stock will at all times be held by 100 or more persons. In addition, Price Legacy's charter contains certain restrictions on the ownership and transfer of its stock which are designed to help ensure that Price Legacy will be able to satisfy the five-fifty test. These restrictions (the "ownership limits") provide that, subject to some exceptions, no person may actually or beneficially own, or be deemed to own, more than 5% (by number or value, whichever is more restrictive) of Price Legacy's outstanding capital stock, no person may constructively own more than 9.8% of Price Legacy's outstanding capital stock, and no person may actually, beneficially or constructively own shares of Price

Legacy's capital stock that would result in Price Legacy violating the five-fifty test or otherwise cause Price Legacy to fail to qualify as a REIT.

        Price Legacy's charter provides that its board may exempt a person or persons from the 9.8% and 5% ownership limits if the procedures set forth in the charter are complied with and the board has determined that the exemption will not cause Price Legacy to fail to qualify as a REIT. The board has waived the 9.8% and 5% ownership limits (a) with respect to the Price family and affiliated entities, (b) for the Price Family Charitable Fund, and (c) for The 520 Group. The board has also taken action allowing for the grant of an ownership limit waiver to PL Retail in anticipation of the merger.

        There can be no assurance that the 9.8% and 5% ownership limits in Price Legacy's charter will, in all cases, operate to prevent a violation of the five-fifty test. For example, by reason of the grant of these exemptions and the Price family's substantial ownership of Price Legacy's stock, it is possible that one or more persons beneficially owning less than 5% of Price Legacy's outstanding stock (when combined with stock owned by certain other stockholders) could have, under certain circumstances, caused Price Legacy to fail to satisfy the five-fifty test. However, as described above, Price Legacy's charter also provides, without exception and without regard to any percentage ownership of Price Legacy capital stock, that no person may actually, beneficially or constructively own shares of Price Legacy's stock that would result in Price Legacy violating the five-fifty test or otherwise cause Price Legacy to fail to qualify as a REIT. In addition, Price Legacy's charter provides that if any transfer of shares of its stock occurs which, if effective, would result in any person actually, beneficially or constructively owning shares of Price Legacy's stock in excess or in violation of the above transfer or ownership limitations (except to the extent which an exemption from the 9.8% and 5% ownership limits has been granted), then the number of shares of Price Legacy's stock which otherwise would cause the person to violate the above transfer or ownership limitations would be subject to a number of remedies designed to prevent Price Legacy from violating the five-fifty test or otherwise failing to qualify as a REIT. Nevertheless, there can be no assurance that such remedies would operate in every instance to allow Price Legacy to satisfy the five-fifty test. If Price Legacy fails or failed to satisfy these share ownership requirements, except as provided in the next sentence, its status as a REIT will terminate for the year in which the failure occurs. If, however, Price Legacy complies with the rules contained in applicable Treasury regulations that require it to ascertain the actual ownership of its shares and Price Legacy does not know, or would not have known through the exercise of reasonable diligence, that it failed to meet the requirement described in condition (6) above, Price Legacy will be treated as having met this requirement. See the section below entitled "—Failure to Qualify."

        Ownership of Interests in Partnerships, Limited Liability Companies and Qualified REIT Subsidiaries.    In the case of a REIT which is a partner in a partnership or a member in a limited liability company treated as a partnership for federal income tax purposes, Treasury regulations provide that the REIT will be deemed to own its proportionate share of the assets of the partnership or limited liability company, as the case may be. Also, the REIT will be deemed to be entitled to the income of the partnership or limited liability company attributable to its proportionate share of the assets of that entity. The character of the assets and gross income of the partnership or limited liability company retains the same character in the hands of the REIT for purposes of Section 856 of the Code, including satisfying the gross income tests and the asset tests. Thus, Price Legacy's proportionate share of the assets and items of income of the partnerships and limited liability companies in which it owns an interest, are treated as assets and items of income of Price Legacy for purposes of applying the REIT qualification requirements described in this prospectus, including the income and asset tests described below. Price Legacy has included a brief summary of the rules governing the federal income taxation of partnerships and limited liability companies and their partners or members below in "—Tax Aspects of the Partnership and the Limited Liability Companies."

        Price Legacy has direct control of some partnerships and limited liability companies and will continue to operate each of them consistent with the requirements for qualification as a REIT.

However, Price Legacy is a limited partner or non-managing member in certain of its partnerships and limited liability companies. If a partnership or limited liability company takes or expects to take actions that could jeopardize Price Legacy's status as a REIT or require Price Legacy to pay tax, Price Legacy may be forced to dispose of its interest in such entity. In addition, it is possible that a partnership or limited liability company could take an action which could cause Price Legacy to fail a REIT income or asset test, and that Price Legacy would not become aware of such action in a time frame which would allow it to dispose of its interest in the partnership or limited liability company or take other corrective action on a timely basis. In such a case, Price Legacy would fail to qualify as a REIT unless entitled to relief, as described below.

        Price Legacy owns 100% of the stock of a number of subsidiary corporations that are qualified REIT subsidiaries, each a QRS, and may acquire stock of one or more new subsidiary corporations. A corporation will qualify as a QRS if Price Legacy owns 100% of its stock and it is not a "taxable REIT subsidiary" (as described below). A QRS is not treated as a separate corporation, and all assets, liabilities and items of income, deduction and credit of a QRS are treated as Price Legacy's assets, liabilities and such items (as the case may be) for all purposes of the Code, including the REIT qualification tests. For this reason, references under "Material United States Federal Income Tax Consequences" to Price Legacy's income and assets should be understood to include the income and assets of any QRS owned by Price Legacy. Income of a QRS is not subject to federal income tax, and Price Legacy's ownership of the voting stock of a QRS does not violate the restrictions against ownership of securities of any one issuer which constitute more than 10% of the voting power or value of such issuer's securities or more than 5% of the value of Price Legacy's total assets, as described below under "—Asset Tests."

        Ownership of Interests in Taxable REIT Subsidiaries.    A taxable REIT subsidiary is a corporation other than a REIT in which Price Legacy directly or indirectly holds stock, and that has made a joint election with Price Legacy to be treated as a taxable REIT subsidiary. A taxable REIT subsidiary also includes any corporation, other than a REIT with respect to which a taxable REIT subsidiary in which Price Legacy owns an interest, owns securities, other than certain "straight debt" securities, possessing more than 35% of the total voting power or value of the outstanding securities of such corporation. Other than some activities relating to lodging and health care facilities, a taxable REIT subsidiary may generally engage in any business, including the provision of customary or non-customary services to tenants of its parent REIT. A taxable REIT subsidiary is required to pay federal income tax, and state and local income tax where applicable, as a regular C corporation. In addition, a taxable REIT subsidiary may be prevented from deducting interest on debt funded directly or indirectly by Price Legacy if certain tests regarding the taxable REIT subsidiary's debt to equity ratio and interest expense are not satisfied. Price Legacy holds an indirect interest in Excel Legacy Holdings, Inc., a wholly-owned subsidiary of Excel Legacy Corporation that has elected, together with Price Legacy, to be treated as a taxable REIT subsidiary of Price Legacy effective September 18, 2001. See "—Asset Tests." In addition, Excel Legacy Holdings, Inc. owns securities in a number of other corporations which satisfy the 35% ownership requirement set forth above, and, accordingly, are treated as taxable REIT subsidiaries of Price Legacy. Although Price Legacy does not currently hold an interest in any other taxable REIT subsidiary, Price Legacy may acquire securities in one or more additional taxable REIT subsidiaries in the future.

        Income Tests.    Price Legacy must satisfy two gross income requirements annually to maintain its qualification as a REIT. First, in each taxable year Price Legacy must derive directly or indirectly at least 75% of its gross income, excluding gross income from prohibited transactions, from investments relating to real property or mortgages on real property, including "rents from real property" and, in certain circumstances, interest, or from certain types of temporary investments. Second, in each taxable year Price Legacy must derive at least 95% of its gross income, excluding gross income from prohibited transactions, from these real property investments, dividends, interest and gain from the sale or disposition of stock or securities, or from any combination of the foregoing. For these purposes, the term "interest" generally does not include any amount received or accrued, directly or indirectly, if the determination of the amount depends in whole or in part on the income or profits of any person. However, an amount received or accrued generally will not be excluded from the term "interest" solely by reason of being based on a fixed percentage or percentages of receipts or sales.

        Rents received by Price Legacy from a tenant will qualify as "rents from real property" for the purpose of satisfying the gross income requirements for a REIT described above only if the following conditions are met:

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  the amount of rent must not be based in whole or in part on the income or profits of any person. However, an amount received or accrued by Price Legacy generally will not be excluded from the term "rents from real property" solely by reason of being based on a fixed percentage or percentages of receipts or sales,

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  Price Legacy, or an actual or constructive owner of 10% or more of Price Legacy's capital stock, must not actually or constructively own 10% or more of the interests in the tenant, or, if the tenant is a corporation, 10% or more of the voting power or value of all classes of stock of the tenant. Rents received from such tenant that is a taxable REIT subsidiary, however, will not be excluded from the definition of "rents from real property" as a result of this condition if either (a) at least 90% of the space at the property to which the rents relate is leased to third parties, and the rents paid by the taxable REIT subsidiary are comparable to rents paid by Price Legacy's other tenants for comparable space or (b) the property is a qualified lodging facility and such property is operated on behalf of the taxable REIT subsidiary by a person who is an independent contractor and certain other requirements are met,

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  rent attributable to personal property, leased in connection with a lease of real property, is not greater than 15% of the total rent received under the lease. If this requirement is not met, then the portion of rent attributable to personal property will not qualify as "rents from real property", and

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  Price Legacy generally must not operate or manage the property or furnish or render services to the tenants of the property, subject to a 1% de minimis exception, other than through an independent contractor from whom Price Legacy derives no revenue. Price Legacy may, however, directly perform certain services that are "usually or customarily rendered" in connection with the rental of space for occupancy only and are not otherwise considered "rendered to the occupant" of the property. Examples of such services include the provision of light, heat, or other utilities, trash removal and general maintenance of common areas. In addition, Price Legacy may employ an independent contractor to provide customary services, or a taxable REIT subsidiary, which may be wholly or partially owned by Price Legacy, to provide both customary and non-customary services to Price Legacy's tenants without causing the rent Price Legacy receives from those tenants to fail to qualify as "rents from real property." Any amounts Price Legacy receives from a taxable REIT subsidiary with respect to the taxable REIT subsidiary's provision of noncustomary services will, however, be nonqualified income under the 75% gross income test and, except to the extent received through the payment of dividends, the 95% REIT gross income test.

        Price Legacy generally has not and expects not to take actions it believes will cause it to fail to satisfy the rental conditions described above. Notwithstanding the foregoing, Price Legacy may intentionally fail to satisfy these conditions to the extent the failure will not, based on the advice of Price Legacy's tax counsel, jeopardize its tax status as a REIT.

        Income derived from development, property management, administrative and miscellaneous services generally does not qualify under either the 75% or the 95% gross income test. Price Legacy's taxable REIT subsidiaries have provided and may provide certain services in exchange for a fee or derive other income that would not qualify under the REIT gross income tests. Such fees and other income do not accrue directly to Price Legacy, but Price Legacy derives dividend income from its taxable REIT subsidiaries. Such dividend income qualifies under the 95%, but not the 75%, REIT gross income test. In addition, one or more of the partnerships or limited liability companies in which Price Legacy owns an interest have provided or may provide certain development, property management or administrative services to third parties or Price Legacy's affiliates in exchange for a fee. The fees derived by these partnerships and limited liability companies as a result of the provision of such services are nonqualifying income to Price Legacy under both the 95% and 75% gross income tests. The amount of any future dividend and fee income will depend on a number of factors that cannot be determined with certainty, including the level of services provided by the taxable REIT subsidiaries, the partnerships and the limited liability companies. Price Legacy has monitored and will continue to monitor its compliance with the REIT income test, which it believes it has satisfied. While Price Legacy will take actions intended to allow it to continue to satisfy such tests, no assurance can be given that such actions will in all cases prevent Price Legacy from violating a REIT income test.

        If Price Legacy fails to satisfy one or both of the 75% or 95% gross income tests for any taxable year, it may nevertheless qualify as a REIT for the year if it is entitled to relief under certain provisions of the Code. Generally, Price Legacy may avail itself of the relief provisions if:

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  Price Legacy's failure to meet these tests was due to reasonable cause and not due to willful neglect,

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  Price Legacy attaches a schedule of the sources of its income to its federal income tax return, and

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  any incorrect information on the schedule was not due to fraud with intent to evade tax.

        It is not possible, however, to state whether in all circumstances Price Legacy would be entitled to the benefit of these relief provisions. For example, if Price Legacy fails to satisfy the gross income tests because non-qualifying income that it intentionally accrues or receive exceeds the limits on non-qualifying income, the Internal Revenue Service could conclude that Price Legacy's failure to satisfy the tests was not due to reasonable cause. If these relief provisions do not apply to a particular set of circumstances, Price Legacy will not qualify as a REIT. As discussed above in "—Taxation of Price Legacy—General," even if these relief provisions apply, and Price Legacy retains its status as a REIT, a tax would be imposed with respect to Price Legacy's non-qualifying income. Price Legacy may not always be able to maintain compliance with the gross income tests for REIT qualification despite periodic monitoring of its income.

        Prohibited Transaction Income.    Any gain that Price Legacy realizes on the sale of any property held as inventory or otherwise held primarily for sale to customers in the ordinary course of business will be treated as income from a prohibited transaction that is subject to a 100% penalty tax. This prohibited transaction income may also adversely affect Price Legacy's ability to satisfy the income tests for qualification as a REIT. Under existing law, whether property is held as inventory or primarily for sale to customers in the ordinary course of a trade or business is a question of fact that depends on all the facts and circumstances surrounding the particular transaction. Price Legacy intends to hold its properties for investment with a view to long-term appreciation, to engage in the business of acquiring, developing and owning its properties and to make occasional sales of the properties as are consistent with its investment objectives. However, the Internal Revenue Service may successfully contend that one or more of these sales is subject to the 100% penalty tax.

        Penalty Tax.    Any redetermined rents, redetermined deductions or excess interest Price Legacy generates will be subject to a 100% penalty tax. In general, redetermined rents are rents from real property that are overstated as a result of services furnished by one of Price Legacy's taxable REIT subsidiaries to any of Price Legacy's tenants, and redetermined deductions and excess interest represent amounts that are deducted by a taxable REIT subsidiary for amounts paid to Price Legacy that are in excess of the amounts that would have been deducted based on arm's-length negotiations. Rents Price Legacy receives will not constitute redetermined rents if they qualify for the safe harbor provisions contained in the Code. Safe harbor provisions are provided where:

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  amounts are received by a REIT for services customarily furnished or rendered by its taxable REIT subsidiary in connection with the rental of real property,

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  amounts are excluded from the definition of impermissible tenant service income as a result of satisfying the 1% de minimis exception,

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  the taxable REIT subsidiary renders a significant amount of similar services to unrelated parties and the charges for such services are substantially comparable,

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  rents paid to the REIT by tenants who are not receiving services from the taxable REIT subsidiary are substantially comparable to the rents paid by the REIT's tenants leasing comparable space who are receiving such services from the taxable REIT subsidiary and the charge for the services is separately stated, and

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  the taxable REIT subsidiary's gross income from the service is not less than 150% of the subsidiary's direct cost of furnishing the service.

        Asset Tests.    At the close of each quarter of its taxable year, Price Legacy must also satisfy four tests relating to the nature and diversification of its assets. First, at least 75% of the value of Price Legacy's total assets must be represented by real estate assets, cash, cash items and government securities. For purposes of this test, real estate assets include stock or debt instruments that are purchased with the proceeds of a stock offering or a public offering of debt with a term of at least five years, but only for the one-year period beginning on the date Price Legacy receives such proceeds. Second, not more than 25% of Price Legacy's total assets may be represented by securities, other than those securities includable in the 75% asset test. Third, of the investments included in the 25% asset class, and except for certain investments in REITs, QRS and taxable REIT subsidiaries, the value of any one issuer's securities may not exceed 5% of the value of Price Legacy's total assets, and Price Legacy may not own more than 10% of the total vote or value of the outstanding securities of any one issuer except, in the case of the 10% value test (the "10% Value Limitation"), certain "straight debt" securities. Fourth, not more than 20% of the value of Price Legacy's total assets may be represented by the securities of one or more taxable REIT subsidiaries.

        Price Legacy indirectly owns 100% of the outstanding stock of Excel Legacy Holdings, Inc. Excel Legacy Holdings, Inc. elected, together with Price Legacy, to be treated as a taxable REIT subsidiary of Price Legacy effective at the time of the merger with Excel Legacy in September 2001. Provided Excel Legacy Holdings, Inc. qualifies as a taxable REIT subsidiary, Price Legacy will not be subject to the 5% asset test, 10% voting securities limitation or 10% value limitation with respect to its ownership of securities in Excel Legacy Holdings, Inc. If Excel Legacy Holdings, Inc. failed to qualify for treatment as a taxable REIT subsidiary, Price Legacy would fail to satisfy the REIT asset tests. Price Legacy or Excel Legacy Holdings, Inc. may acquire securities in other taxable REIT subsidiaries in the future. Price Legacy believes that the aggregate value of its taxable REIT subsidiaries has not exceeded and will not exceed, 20% of the aggregate value of its gross assets.

        With respect to each issuer in which Price Legacy currently owns an interest that does not qualify as a REIT, a QRS or a taxable REIT subsidiary, Price Legacy believes that (1) the value of the securities of any such issuer has not exceeded 5% of the total value of Price Legacy's assets and (2)

Price Legacy's ownership of the securities of any such issuer has complied with the 10% voting securities limitation and 10% value limitation. No independent appraisals have been obtained to support these conclusions. In addition, there can be no assurance that the Internal Revenue Service will agree with Price Legacy's determinations of value, or of the character of Price Legacy's assets for purposes of these asset tests. The asset tests must be satisfied not only on the last day of the calendar quarter in which Price Legacy, directly or through its partnerships or limited liability companies, acquires securities in the applicable issuer, but also on the last day of any calendar quarter in which Price Legacy increases its ownership of securities of such issuer, including as a result of increasing its interest in a partnership or limited liability company which owns such securities. For example, Price Legacy's indirect ownership of securities of an issuer which are directly owned by a limited liability company will increase as a result of Price Legacy's capital contributions to such limited liability company. After initially meeting the asset tests at the close of any quarter, Price Legacy will not lose its status as a REIT for failure to satisfy the asset tests at the end of a later quarter solely by reason of changes in asset values. If Price Legacy fails to satisfy an asset test because it acquires securities or other property during a quarter, including as a result of an increase in its interest in a partnership or limited liability company, Price Legacy can cure this failure by disposing of sufficient non-qualifying assets within 30 days after the close of that quarter. Although Price Legacy believes that it has satisfied the REIT asset tests and plans to take steps to ensure that it satisfies such tests for any quarter with respect to which testing is to occur, there can be no assurance that such steps have been or will always be successful, or will not require a reduction in Price Legacy's overall interest in an issuer (including in one or more of the taxable REIT subsidiaries). If Price Legacy fails to timely cure any noncompliance with the asset tests, Price Legacy would cease to qualify as a REIT. See "—Failure to Qualify" and "—Tax Opinion of Latham & Watkins LLP."

        Annual Distribution Requirements.    To maintain its qualification as a REIT, Price Legacy is required to distribute dividends, other than capital gain dividends, to its stockholders in an amount at least equal to the sum of:

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  90% (95% for taxable years beginning before January 1, 2001) of its "REIT taxable income," and

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  90% (95% for taxable years beginning before January 1, 2001) of its after tax net income, if any, from foreclosure property, minus

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  the excess of the sum of certain items of non-cash income over 5% of its "REIT taxable income."

        Price Legacy's "REIT taxable income" is computed without regard to the dividends paid deduction and Price Legacy's net capital gain. In addition, for purposes of this test, non-cash income means income attributable to leveled stepped rents, original issue discount on purchase money debt, cancellation of indebtedness or a like-kind exchange that is later determined to be taxable.

        In addition, if Price Legacy disposes of any asset it acquired from a corporation which is or has been a C corporation in a transaction in which Price Legacy's basis in the asset is determined by reference to the basis of the asset in the hands of that C corporation, within the ten year period following Price Legacy's acquisition of such asset, Price Legacy would be required to distribute at least 90% (95% for taxable years beginning before January 1, 2001) of the after-tax gain, if any, Price Legacy recognized on the disposition of the asset, to the extent that gain does not exceed the excess of (a) the fair market value of the asset on the date Price Legacy acquired the asset over (b) Price Legacy's adjusted basis in the asset on the date Price Legacy acquired the asset.

        Price Legacy must pay these distributions in the taxable year to which they relate, or in the following taxable year if they are declared before Price Legacy timely files its tax return for such year and paid on or before the first regular dividend payment after such declaration, provided such payment is made during the twelve-month period following the close of such year. These distributions are taxable to Price Legacy's stockholders, other than tax-exempt entities, in the year in which paid. This is so even though these distributions relate to the prior year for purposes of Price Legacy's 90% distribution requirement. The amount distributed must not be preferential—i.e., every stockholder of the class of stock with respect to which a distribution is made must be treated the same as every other stockholder of that class, and no class of stock may be treated otherwise than in accordance with its dividend rights as a class. To the extent that Price Legacy does not distribute all of its net capital gain or distribute at least 90%, but less than 100%, of its "REIT taxable income," as adjusted, Price Legacy will be required to pay tax on the undistributed amount at regular ordinary and capital gain corporate tax rates, as applicable. Price Legacy believes it has made, and intends to continue to make, timely distributions sufficient to satisfy these annual distribution requirements and to minimize its corporate tax obligations. Price Legacy expects that Price Legacy's REIT taxable income will be less than its cash flow because of depreciation and other non-cash charges included in computing REIT taxable income. Accordingly, Price Legacy anticipates that it will generally have sufficient cash or liquid assets to enable it to satisfy the distribution requirements described above. However, from time to time, Price Legacy may not have sufficient cash or other liquid assets to meet these distribution requirements due to timing differences between the actual receipt of income and actual payment of deductible expenses, and the inclusion of income and deduction of expenses in arriving at Price Legacy's taxable income. If these timing differences occur, Price Legacy may need to arrange for short-term, or possibly long-term, borrowings or need to pay dividends in the form of taxable stock dividends in order to meet the distribution requirements. Distributions with declaration and record dates falling in the last three months of the calendar year, which are paid to Price Legacy's stockholders by the end of the January immediately following that year, will be treated for federal income tax purposes as having been paid on December 31 of the prior year.

        Under some circumstances, Price Legacy may be able to rectify an inadvertent failure to meet the 90% distribution requirement for a year by paying "deficiency dividends" to its stockholders in a later year, which may be included in Price Legacy's deduction for dividends paid for the earlier year. Thus, Price Legacy may be able to avoid being taxed on amounts distributed as deficiency dividends. However, Price Legacy will be required to pay interest to the Internal Revenue Service based upon the amount of any deduction claimed for deficiency dividends.

        Furthermore, Price Legacy will be required to pay a 4% excise tax to the extent it fails to distribute during each calendar year, or in the case of distributions with declaration and record dates falling in the last three months of the calendar year, by the end of January immediately following such year, at least the sum of 85% of its REIT ordinary income for such year, 95% of its REIT capital gain income for the year and any undistributed taxable income from prior periods. Any REIT taxable income and net capital gain on which this excise tax is imposed for any year is treated as an amount distributed during that year for purposes of calculating such tax.

        Like-Kind Exchanges.    Price Legacy may dispose of properties in transactions intended to qualify as like-kind exchanges under the Code. Such like-kind exchanges are intended to result in the deferral of gain for federal income tax purposes. The failure of any such transaction to qualify as a like-kind exchange could subject Price Legacy to federal income tax, possibly including the 100% prohibited transaction tax, depending on the facts and circumstances surrounding the particular transaction.

        Earnings and Profits Distribution Requirement.    In order to qualify as a REIT, Price Legacy cannot have at the end of any taxable year any undistributed "earnings and profits" that are attributable to a C corporation taxable year (i.e., a year in which a corporation is neither a REIT nor an S corporation). In connection with the merger with Excel Legacy Corporation in September 2001, Price Legacy succeeded to various tax attributes of Excel Legacy Corporation (if, as expected, the merger qualified as a tax-free reorganization under the Code), including any undistributed C corporation earnings and profits of Excel Legacy Corporation. Price Legacy believes that Excel Legacy Corporation did not have any undistributed C corporation earnings and profits at the time of the merger. However, the Internal Revenue Service may contend otherwise on a subsequent audit of Price Legacy and its subsidiaries or Excel Legacy Corporation. If Excel Legacy Corporation did have undistributed C corporation earnings and profits at the time of the merger, then Price Legacy would have acquired undistributed C corporation earnings and profits that, if not distributed by Price Legacy prior to the end of its 2001 taxable year, would require Price Legacy to pay a "deficiency dividend" to its stockholders, and interest to the Internal Revenue Service, to distribute any remaining earnings and profits. If Price Legacy were required to make this deficiency dividend, its failure to do so would prevent it from qualifying as a REIT. See "—Failure to Qualify."

        Failure To Qualify.    If Price Legacy fails to qualify for taxation as a REIT in any taxable year, and the relief provisions do not apply, it will be required to pay tax, including any applicable alternative minimum tax, on its taxable income at regular corporate rates. Distributions to stockholders in any year in which Price Legacy fails to qualify will not be deductible by Price Legacy, and Price Legacy will not be required to distribute any amounts to its stockholders. As a result, Price Legacy's failure to qualify as a REIT would reduce the cash available for distribution by Price Legacy to its stockholders. In addition, if Price Legacy fails to qualify as a REIT, all distributions to stockholders will be taxable as regular corporate dividends to the extent of Price Legacy's current and accumulated earnings and profits, and subject to certain limitations of the Code, corporate distributees may be eligible for the dividends received deduction. Unless entitled to relief under specific statutory provisions, Price Legacy will also be disqualified from taxation as a REIT for the four taxable years following the year during which Price Legacy lost its qualification. It is not possible to state whether in all circumstances Price Legacy would be entitled to this statutory relief. Price Legacy's failure to qualify for taxation as a REIT could have an adverse effect on the market value and marketability of its stock.

  Tax Opinion of Latham & Watkins LLP

        The merger is conditioned upon PL Retail's receipt of an opinion from Latham & Watkins regarding Price Legacy's qualification and taxation as a REIT. As described above, Price Legacy's qualification and taxation as a REIT depends upon its ability to meet the various qualification tests imposed under the Code, including through its actual annual operating results, asset diversification, distribution levels and diversity of stock ownership. Certain issues regarding Price Legacy's compliance with these requirements have been identified. These issues relate to Price Legacy's ownership of certain notes (the Note Issue) and to the operation of a hotel owned by a subsidiary of Price Legacy and leased to Excel Legacy Holdings, Inc. (the Hotel Issue). While Price Legacy continues to believe it has satisfied the requirements for qualification and taxation as a REIT, there is no authority which directly addresses these issues. Due to this lack of authority, the opinion of Latham & Watkins required as a condition to the closing of the merger is generally as follows:

        (1)   Certain of the notes relating to the Note Issue should be treated as "real estate assets" and, as a result, should not prevent Price Legacy from satisfying the 10% Value Limitation.

        (2)   The remaining notes relating to the Note Issue should not be treated as "securities," within the meaning of the Investment Company Act of 1940 and, as a result, should not prevent Price Legacy from satisfying the 10% Value Limitation.

        (3)   The manner in which the hotel has been operated should not cause Excel Legacy Holdings, Inc. to fail to qualify as a taxable REIT subsidiary of Price Legacy, or cause Price Legacy to be treated as deriving income which fails to qualify under the REIT income tests.

        (4)   Other than with respect to the matters referenced in paragraphs (1), (2) and (3) above, commencing with Price Legacy's short taxable year ended December 31, 1997, Price Legacy was organized in conformity with the requirements for qualification as a REIT under the Code, and its method of operation enabled it to meet the requirements for qualification and taxation as a REIT under the Code through its taxable year ended December 31, 2003 (or 2004, if the merger closes in 2005).

        (5)   Other than with respect to the matters referenced in paragraphs (1), (2) and (3) above, Price Legacy has been organized and has operated in accordance with the requirements for qualification and taxation as a REIT under the Code during its taxable year beginning January 1, 2004 (or January 1, 2005, if the merger closes in 2005) through the date of the closing of the merger (without regard to REIT distribution requirements); provided that Price Legacy's 2004 (or 2005, if the merger closes in 2005) taxable year will not close at the time of the closing of the merger, and Price Legacy's qualification as a REIT for 2004 (or 2005, if the merger closes in 2005) will depend, in part, upon its organization and method of operation post-closing.

        (6)   Because a determination on the Note Issue or the Hotel Issue contrary to the conclusions set forth in paragraphs (1), (2) or (3) above would prevent Price Legacy from qualifying as a REIT for the years at issue, Price Legacy should qualify as a REIT for the taxable years set forth in paragraphs (4) and (5) above, subject to the limitations and assumptions set forth therein.

        The opinion of Latham & Watkins will be based on various assumptions and representations as to factual matters, including representations made by Price Legacy in a factual certificate provided by one of the officers of Price Legacy, and upon factual assumptions and representations set forth in this proxy statement and other documents incorporated by reference in this proxy statement. If any factual assumptions and representations upon which Latham & Watkins' opinion is based are untrue, Price Legacy could fail to qualify as a REIT. Moreover, the opinion will state that there is no authority directly on point regarding certain issues. Price Legacy's qualification and taxation as a REIT depend upon its ability to meet the various qualification tests imposed under the Code discussed above, including through actual annual operating results, asset diversification, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by Latham & Watkins. Accordingly, no assurance can be given that Price Legacy's actual results of operation for any particular taxable year have satisfied or will satisfy those requirements. See "—Failure to Qualify." Latham & Watkins has no obligation to update its opinion subsequent to its date.

        This discussion of the opinion of Latham & Watkins may not contain all of the information about the opinion, the Note Issue and the Hotel Issue that may be important to you. You are urged to review the form of tax opinion attached to this proxy statement as Annex E carefully and in its entirety.

Delisting And Deregistration of Price Legacy Stock

        If the merger is completed, Price Legacy's common stock will no longer be listed on the Nasdaq National Market and will be deregistered under the Exchange Act. Price Legacy's Series A preferred stock and Series 1 preferred stock will continue to be registered and listed on the Nasdaq National Market. However, PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. Depending on the number of shares of Series A preferred stock and Series 1 preferred stock redeemed by PL Retail, the Series A preferred stock and/or Series 1 preferred stock may not continue to meet the listing requirements of the Nasdaq National Market. If either the Series A preferred stock or Series 1 preferred stock fail to meet the listing requirements, PL Retail has indicated that it does not intend to contest a delisting or to seek to list these shares on another trading market and cannot assure that an active trading market for either the Series A preferred stock or the Series 1 preferred stock will continue to exist.

Litigation Related to the Merger

        On August 25, 2004 and August 26, 2004, two purported class action complaints were filed in Superior Court of the State of California, County of San Diego, against Price Legacy and each current member and one past member of Price Legacy's board of directors. The lawsuits, Jeanne M. Calamore v. Price Legacy Corporation, Jack McGrory, James F. Cahill, Murray Galinson, Charles L. Goldberg, Robert N. Goodman, Keene Wolcott, Jacklyn Horton, and Giles H. Bateman (Case No. GIC834768) and Carl E. Atkinson, Jr. v. Price Legacy Corporation, Jack McGrory, James F. Cahill, Murray Galinson, Charles L. Goldberg, Robert N. Goodman, Keene Wolcott, Jacklyn Horton, and Giles H. Bateman (Case No. GIC834830), were consolidated by the court. The operative complaint alleges that the defendants breached their fiduciary duties to Price Legacy's stockholders in connection with the merger. The complaint challenges the sufficiency of the merger consideration, the adequacy of disclosures and the independence of the directors, and seeks a preliminary and permanent injunction of the merger and unspecified damages from the defendants.

THE MERGER AGREEMENT

        The following summary of the merger agreement is qualified by reference to the complete text of the merger agreement, which is attached as Annex A to this proxy statement and is incorporated in this proxy statement by reference.

The Merger

        Pursuant to the merger agreement, PL Acquisition Corp. will merge with and into Price Legacy and Price Legacy will be the surviving corporation, with all of its common stock owned by PL Retail. At the effective time of the merger, all of Price Legacy's property, rights, privileges, immunities, powers and franchises before the merger (other than the non-core properties and other Price Legacy assets that may be sold pursuant to the put transaction) will remain with Price Legacy as the surviving corporation and all of its debts, liabilities and duties before the merger (other than the debts, liabilities and duties of the non-core properties and other Price Legacy assets that may be sold pursuant to the put transaction) will continue as the debts, liabilities and duties of Price Legacy. Following the merger, the directors and officers of PL Acquisition Corp. at the effective time of the merger will be the directors and officers of the surviving corporation.

Merger Consideration

        The merger agreement provides that each share of Price Legacy common stock outstanding immediately prior to the effective time of the merger (other than unconverted shares), will be converted into the right to receive the merger consideration. Holders of stock options will receive a per-share amount equal to the merger consideration, less the exercise price of such option. Stock options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration. Price Legacy's existing Series A and Series 1 preferred stock will remain issued and outstanding as preferred stock of the surviving corporation. PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing.

Deposit

        Upon signing the merger agreement, PL Retail paid Price Legacy a deposit of $25 million to be used by Price Legacy to redeem as many of its outstanding shares of Series A preferred stock as possible but only to the extent consistent with Price Legacy's REIT status and allowable under Maryland law. On September 2, 2004, Price Legacy announced the redemption of 1,562,500 shares of its Series A preferred stock using the $25 million deposit for that purpose.

        If the merger agreement is terminated by PL Retail or Price Legacy for any reason, other than by Price Legacy as a result of PL Retail's breach of any of its representations, warranties or covenants contained in the merger agreement, PL Retail will be entitled to receive, in lieu of cash payment of the $25 million deposit, all of Price Legacy's right, title and interest in and to one of the specific Price Legacy properties identified by PL Retail and Price Legacy for this purpose. PL Retail will pay Price Legacy the amount (if any) by which the equity value of the selected Price Legacy property exceeds $25 million. In the event that the equity value of the Price Legacy property selected by PL Retail is less than $25 million, Price Legacy will pay PL Retail the shortfall within five business days after transfer of the property to PL Retail.

Procedures for Payment of Merger Consideration

        Price Legacy's common stockholders should not return stock certificates with the enclosed proxy card.

        Mellon Investor Services will act as the exchange agent for the payment of the merger consideration. Promptly after the completion of the merger, PL Retail will cause Mellon Investor Services to mail the following materials to each holder of record of Price Legacy common stock at the time the merger is consummated:

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  a letter of transmittal for the common stockholder's use in submitting its shares to the exchange agent for payment of the merger consideration, and

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  instructions explaining what a common stockholder must do to effect the surrender of its stock certificates in exchange for the merger consideration.

        Upon receipt of a letter of transmittal, each common stockholder should complete and sign the letter of transmittal and return it to the exchange agent together with the common stockholder's stock certificates in accordance with the instructions.

        Upon completion of the merger, each Price Legacy common stock certificate, other than those representing unconverted shares, will represent only the right to receive the merger consideration in cash.

        At the effective time of the merger, PL Retail will deposit, or will cause to be deposited, in trust with the exchange agent for the benefit of our former common stockholders, cash sufficient to deliver the aggregate merger consideration.

        PL Retail and the surviving corporation are entitled to deduct and withhold from the consideration otherwise payable such amounts as are required by applicable law.

Transfers of Ownership and Lost Stock Certificates

        Following the effective time of the merger, there will be no further transfers of shares of Price Legacy common stock. If, after such time, stock certificates are presented to the surviving corporation, they will be cancelled and exchanged for the merger consideration. If any portion of the merger consideration is to be paid to a person other than the person in whose name the surrendered stock certificate is registered in our records, the exchange agent will only issue such merger consideration if (a) the certificate representing such shares and presented to the exchange agent is properly endorsed or is otherwise accompanied by all documents required to evidence and effect such transfer and (b) the person surrendering the stock certificate for payment pays to the exchange agent any applicable stock transfer taxes or otherwise produces evidences that such taxes have been paid.

        In the event any stock certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such stock certificate to be lost, stolen or destroyed and, if required by the surviving corporation, the posting by such person of a bond in such amount as the surviving corporation may reasonably direct as indemnity against any claim that may be made against it with respect to such stock certificate, the exchange agent will issue the merger consideration in exchange for such lost, stolen or destroyed stock certificate.

Unclaimed Amounts

        Any portion of the merger consideration which remains undistributed to our common stockholders 12 months after the effective time of the merger will be delivered by the exchange agent to PL Retail, and any of our common stockholders who have not previously exchanged shares for the merger consideration will only be entitled to look to PL Retail for payment of the merger consideration and any dividends or distributions due, without interest, with respect to the shares formerly represented by their certificates. If any certificate shall not have been surrendered (a) prior to three years after the effective time of the merger or (b) immediately prior to such earlier time when such amounts would otherwise escheat to or become the property of any governmental entity, any amounts remaining unclaimed by our former common stockholders will, to the extent permitted by applicable law, become the property of PL Retail, free and clear of all claims or interests of any person previously entitled thereto.

Representations and Warranties

  Price Legacy

        We have made a number of customary representations and warranties to PL Retail relating to, among other things:

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  due organization and good standing;

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  capital structure;

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  authorization to enter into the merger agreement and to consummate the merger;

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  enforceability of the merger agreement;

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  required stockholder approvals;

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  compliance with SEC reporting requirements;

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  no material undisclosed liabilities;

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  the absence of certain changes since December 31, 2003;

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  required governmental and third-party consents;

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  no breach of organizational documents or material agreements as a result of the merger agreement or the consummation of the merger;

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  material legal proceedings;

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  compliance with laws;

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  real property;

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  environmental matters;

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  tax matters, including qualification as a REIT;

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  receipt of opinion of financial advisor;

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  brokers' or finders' fees;

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  exemption from anti-takeover statutes;

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  no defaults under existing agreements;

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  appropriate funding of employee benefit plans and compliance with applicable regulations;

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  labor and employee matters;

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  material contracts and debt instruments;

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  disclosure of all related party transactions;

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  inapplicability of the Investment Company Act of 1940;

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  intellectual property; and

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  insurance.

  PL Retail

        PL Retail has made a number of representations and warranties to us regarding various matters pertinent to the merger. The topics covered by these representations and warranties include the following:

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  due organization and good standing;

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  authorization to enter into the merger agreement and to consummate the merger;

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  required consents and approvals;

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  brokers' or finders' fees;

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  availability of funds; and

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  exemption from anti-takeover statutes.

Conduct of Price Legacy's Business Pending the Merger

        Until the completion of the merger, Price Legacy has agreed that, unless permitted by obtaining PL Retail's prior written consent or except as contemplated by the merger agreement, it will, and will cause its subsidiaries to, among other things:

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  conduct its operations, and cause its subsidiaries to conduct their respective operations, only in the ordinary course of business and in a manner that is consistent with past practice;

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  use reasonable best efforts to preserve intact its business organizations and goodwill, to keep available the services of its officers and employees, and to preserve its relationships with tenants, suppliers and others with whom it does business;

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  give prompt notice to PL Retail if any representation or warranty contained in the merger agreement that is qualified by materiality becomes untrue or inaccurate in any respect, or any representation or warranty contained in the merger agreement that is not qualified by materiality becomes untrue or inaccurate in any material respect; and

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  give prompt notice to PL Retail of any failure of Price Legacy materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it pursuant to the merger agreement.

        In addition, pending the merger, Price Legacy has agreed that, without PL Retail's prior written consent or except as contemplated by the merger agreement, it will not, and will cause its subsidiaries not to, among other things:

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  amend its organizational documents;

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  authorize, issue, sell or commit to authorize, issue or sell any Price Legacy securities or securities convertible into, or exchangeable for, Price Legacy securities, except in specified instances;

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  split, combine or re-classify any shares of Price Legacy stock;

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  declare, set aside or pay any dividend or make any other distribution or payment with respect to the Price Legacy common stock or preferred stock, other than dividends permitted by the merger agreement, or in transactions between Price Legacy and its wholly owned subsidiaries or solely between wholly owned subsidiaries;

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  redeem, purchase or acquire any securities of Price Legacy or any Price Legacy subsidiary, except as necessary to maintain REIT status;

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  recommend, propose or announce an intention to adopt or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization, except as otherwise permitted by the merger agreement;

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  alter, through merger, liquidation, dissolution, reorganization, restructuring or otherwise, the corporate structure of Price Legacy or its subsidiaries or its ownership of any subsidiary or joint venture, except as otherwise permitted by the merger agreement;

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  incur or assume any indebtedness or issue any debt securities, except for working capital or contractual obligations under its existing lines of credit and for specified purposes;

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  assume, guarantee, endorse or otherwise become liable or responsible for the obligations of another person, except for specified purposes;

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  make any loans, advances or capital contributions to, or investments in, any other person, except in specified instances;

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  pledge or encumber shares of Price Legacy stock or stock of its subsidiaries;

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  mortgage or pledge any of Price Legacy's or its subsidiaries' assets, or create or suffer to exist any lien on such assets, except under specified instances and in specified amounts;

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  enter into any new employee benefit plan or amend any existing employment, severance or other arrangement with any of its officers, directors or employees, other than as required by law, or increase the compensation or benefits of any officer, director or employee, except under specified instances;

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  grant any awards under any employee benefit plan, except in specified instances;

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  sell, lease, transfer or dispose of any personal property that exceeds a specified amount or any real property, except in specified instances;

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  prepay any indebtedness, or modify in any material respect the terms of any indebtedness or of any documents evidencing or securing such indebtedness;

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  enter into any contract or letter of intent for the sale, lease, transfer, mortgage or disposition of any real property, except in specified instances, or amend or modify any existing contracts or letters of intent specified in the merger agreement;

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  terminate, modify or amend any lease, except for changes that have specified net effective rent, are on commercially reasonable terms consistent with past practices and do not reduce rent under or terminate any other lease at the applicable property;

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  enter into any new lease at a company property, except for leases which are less than 5,000 square feet, on commercially reasonable terms consistent with past practices, and do not reduce rent under or terminate any other lease at the applicable property;

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  terminate or grant any reciprocal easement or similar agreements affecting a property, unless contractually obligated to do so or in connection with a transaction otherwise permitted by the merger agreement;

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  consent to or enter into the sublease or assignment of any lease, or terminate, enter into, sublease, assign or modify any ground lease;

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  change any accounting principles or material accounting practices, except as required by changes in law or GAAP;

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  acquire or agree to acquire any third party or any equity interest in such third party, except for contractual obligations to contribute to or fund any existing joint venture;

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  acquire, enter into any option to acquire, or exercise an option or other right or election or enter into any commitment for the acquisition of any real property, or other transaction involving nonrefundable deposits or for the acquisition of other assets, except for acquisitions of other assets in the ordinary course of business consistent with past practices not in excess of $25,000;

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  authorize, or enter into any commitment for, any new capital expenditure relating to Price Legacy's properties, except as specified in budgets approved by PL Retail, or authorize, or enter into any commitment for, any other expenditure relating to Price Legacy's properties, except in the ordinary course of business consistent with past practice;

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  authorize, or enter into any commitment, contract or agreement that has a duration of greater than one year and that may not be terminated (without termination fee or penalty) by Price Legacy;

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  make or rescind any election relating to Price Legacy's REIT status, unless required by law or necessary to qualify or preserve Price Legacy's status as a REIT or the status of any subsidiary of Price Legacy as a partnership for federal income tax purposes;

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  settle or compromise any claim, litigation or other legal proceeding, or pay, discharge or satisfy any other claims, liabilities or obligations whether absolute, accrued, asserted or unasserted, contingent or otherwise, except in specified instances;

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  enter into any agreement or arrangement that limits or otherwise restricts Price Legacy or any of its subsidiaries or any successor thereto from engaging or competing in any line of business or in any geographic area;

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  enter into any new line of business or related party transaction;

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  amend or terminate, or waive compliance with the terms of, or breaches under, any material contract or enter into any new material contract except as permitted by the merger agreement;

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  permit any insurance policy naming Price Legacy or any of its subsidiaries or officers or directors as a beneficiary or an insured or a loss payable payee, or Price Legacy's directors and officers liability insurance policy, to be cancelled, terminated or allowed to expire, unless an insurance policy with substantially similar terms and conditions to the cancelled, terminated or expired policy is obtained;

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  take any action that would be reasonably likely to result in any of the conditions to consummation of the merger not being satisfied or adversely affect Price Legacy's ability to consummate the merger;

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  authorize, approve, consent to or otherwise permit any transaction or property to be subject to a participation interest, except for specified agreements;

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  proceed with any additional real property tax protests or related litigation, other than as specified in the merger agreement; or

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  take, propose to take or agree in writing or otherwise to take, any of the foregoing prohibited actions.

Dividends and Distributions

        Price Legacy has agreed not to make any dividend or distribution to its stockholders without the prior written consent of PL Retail, other than the redemption by Price Legacy of 1,500,000 shares of Series A preferred stock as announced by Price Legacy on August 13, 2004 and completed on September 15, 2004 and the redemption of 1,562,500 shares of Series A preferred stock as announced by Price Legacy on September 2, 2004 and expected to be completed on October 1, 2004; provided, however, that the written consent of PL Retail will not be required for the authorization and payment by Price Legacy of the greater of (a) distributions required for Price Legacy to maintain its status as a REIT under the Code or to avoid the payment of income or excise tax under Sections 857 or 4981 of the Code; or (b) dividends or distributions of up to $1.40 per year per share to holders of Price Legacy's Series A preferred stock and up to $1.16 per year per share to holders of Price Legacy's Series 1 preferred stock, in accordance with the terms of Price Legacy's amended and restated charter as in effect on the date of the signing of the merger agreement.

Conditions to the Merger

Conditions to Each Party's Obligations to Effect the Merger

        The obligations of Price Legacy and PL Retail to complete the merger are subject to the fulfillment or, where permissible, waiver of the following conditions:

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  the approval and adoption of the merger agreement and approval of the merger by the affirmative vote of the holders of at least a majority of the combined voting power of all outstanding shares of Price Legacy's common stock and Series A preferred stock entitled to vote, voting together as a single class;

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  no law shall have been enacted or enforced by any court or governmental entity that restrains or otherwise prevents consummation of the merger; and

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  the waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 shall have expired or been terminated and all other consents and authorizations required to be obtained to consummate the merger shall have been obtained, except where the failure to obtain any consent or authorization would not be reasonably likely to, either individually or in the aggregate, have a material adverse effect on Price Legacy or PL Retail.

Conditions to the Obligations of PL Retail to Effect the Merger

        The obligations of PL Retail to complete the merger are subject to the satisfaction or, where permissible, waiver of the following additional conditions:

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  each of the representations and warranties of Price Legacy contained in the merger agreement, without giving effect to any limitation as to "materiality" or "material adverse effect," shall be correct and accurate as of the closing of the merger as if made on the date of closing, except to the extent that these representations and warranties are expressly limited by their terms to a particular date or only with respect to a particular period of time, in which case these representations and warranties will be correct and accurate as of that date or period of time, and except where the failure of these representations and warranties to be correct and accurate would not, individually or in the aggregate, have or would not reasonably be likely to have a material adverse effect on Price Legacy;

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  Price Legacy shall have performed or complied in all material respects with all covenants required by the merger agreement to be performed by Price Legacy on or prior to the effective time of the merger;

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  PL Retail will have received a certificate dated as of the closing of the merger from the chief executive officer or chief financial officer of Price Legacy certifying on behalf of Price Legacy to each of the above;

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  PL Retail will have received an opinion, dated as of the closing date of the merger, from Latham & Watkins relating to the REIT status of Price Legacy in substantially the form attached to this proxy statement as Annex E;

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  from August 24, 2004 through the effective time of the merger, no event or series of events shall have occurred that individually or in the aggregate would be reasonably likely to have a material adverse effect on Price Legacy;

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  The Price Group shall have entered into a put agreement pursuant to which PL Retail shall have the right to sell one or more newly formed subsidiaries of Price Legacy that will own certain non-core properties and other Price Legacy assets to The Price Group, and if such right is exercised the sale shall be consummated concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger;

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  PL Retail shall have received an exemption from the beneficial and constructive ownership limitations in Price Legacy's amended and restated charter;

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  subject to certain exceptions, all other consents, approvals and authorizations required to be obtained by Price Legacy to consummate the merger shall have been obtained within 30 days after the date of the merger agreement from all lenders of fixed rate debt, debt with prepayment lock-out periods or debt that has prepayment or exit fees payable by Price Legacy or any of its subsidiaries, which debt by its terms requires consent of such lenders to consummate the merger; and

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  Price Legacy shall have received, within 30 days after the date of the merger agreement, written confirmation from certain lenders of the resolution of certain issues with respect to outstanding loan balances and cross defaults to the reasonable satisfaction of PL Retail.

Conditions to the Obligations of Price Legacy to Effect the Merger

        The obligations of Price Legacy to complete the merger are subject to the satisfaction or, where permissible, waiver of the following additional conditions:

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  each of the representations and warranties of PL Retail contained in the merger agreement, without giving effect to any limitation as to "materiality" or "material adverse effect," shall be correct and accurate as of the closing of the merger as if made on the date of closing, except to the extent that these representations and warranties are expressly limited by their terms to a particular date or only with respect to a particular period of time, in which case these representations and warranties will be correct and accurate as of that date or period of time, and except where the failure of these representations and warranties to be correct and accurate would not, individually or in the aggregate, have or would not reasonably be likely to have a material adverse effect on PL Retail;

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  PL Retail shall have performed or complied in all material respects with all covenants required by the merger agreement to be performed by PL Retail on or prior to the effective time of the merger; and

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  Price Legacy will have received a certificate dated as of the closing of the merger from the chief executive officer or chief financial officer of PL Retail certifying on behalf of PL Retail to each of the above.

        As used in the merger agreement in connection with Price Legacy or PL Retail, a "material adverse effect" means any change, effect or circumstance that is reasonably likely to:

  •
  materially adversely affect the business, assets, financial condition or results of operations of Price Legacy or its subsidiaries or PL Retail or its subsidiaries, as the case may be, taken as a whole, except, in each case, an adverse effect or change arising from:

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  conditions in the U.S. economy or capital or financial markets generally, including changes in interest or exchange rates;

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  changes in GAAP;

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  general changes in, or conditions in or otherwise affecting, real estate properties generally unless these changes have a materially disproportionate effect, relative to other industry participants, on Price Legacy or PL Retail;

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  the merger agreement, the announcement or performance of the merger agreement or the merger, including the impact on suppliers or employees; or

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  materially adversely affect the ability of Price Legacy or PL Retail, as the case may be, to perform its obligations under the merger agreement or consummate the merger.

        Notwithstanding the foregoing, a material adverse effect will also be deemed to have occurred, except as otherwise contemplated by the merger agreement, if Price Legacy breaches any of its representations, warranties or covenants contained in the merger agreement, which breach materially and adversely affects any one of six specified properties owned by Price Legacy in a manner resulting in the reduction in value of such property by at least $25 million.

No Solicitation by Price Legacy

        Price Legacy has agreed that it will not, nor will it permit any of its subsidiaries, or any officer, director, employee, agent or representative, which we collectively refer to as "Price Legacy's representatives," directly or indirectly, to:

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  solicit, initiate or knowingly encourage any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an "acquisition proposal," as defined below;

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  participate in any discussions or negotiations in furtherance of such inquiries or to obtain an acquisition proposal, or the making of any proposal that constitutes an acquisition proposal; or

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  agree to, approve or recommend any acquisition proposal.

        Price Legacy has agreed to:

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  immediately cease and terminate any existing activities, discussions or negotiations with any persons or entities conducted before execution of the merger agreement with respect to any acquisition proposal, and instruct each Price Legacy representative to comply with this obligation;

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  notify PL Retail promptly if Price Legacy or any Price Legacy representative receives: (a) an acquisition proposal or any inquiries indicating that any person or entity is reasonably likely to make an acquisition proposal, including the material terms and conditions of the acquisition proposal and the identity of the person or entity making it; or (b) any request for nonpublic information relating to Price Legacy or any of its subsidiaries by any person or entity that to Price Legacy's knowledge is reasonably likely to make, or has made, an acquisition proposal; and

  •
  keep PL Retail informed on a prompt basis of any material change in the financial terms or structure of any acquisition proposal.

        However, under certain circumstances, Price Legacy may furnish information to, or enter into or participate in discussions or negotiations with, any person or entity that makes an unsolicited bona fide written acquisition proposal to Price Legacy, provided that:

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  the board of directors of Price Legacy determines in good faith, after consultation with outside legal counsel, that failure to do so would create a reasonable probability of a breach of its duties to stockholders imposed by law;

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  the board of directors of Price Legacy determines in good faith, after consultation with its outside financial advisors, that the acquisition proposal would be reasonably likely, if consummated, to constitute a "superior proposal," as defined below;

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  prior to taking any action, Price Legacy complies in all material respects with the procedures set forth in the merger agreement; and

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  Price Legacy enters into a confidentiality agreement with that person or entity the terms of which are at least as restrictive to the person or entity making the alternative acquisition proposal as the terms of the confidentiality agreement entered into with PL Retail.

        For purposes of the merger agreement, an "acquisition proposal" means an inquiry, offer or proposal regarding any of the following (other than the merger) involving Price Legacy:

  •
  any merger, consolidation, share exchange, recapitalization, business combination, or other similar transaction in which the other party to the transaction or its stockholders will own 20% or more of the combined voting power of the surviving entity resulting from the transaction;

  •
  any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of Price Legacy and its subsidiaries, taken as a whole, in a single transaction or a series of related transactions;

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  any tender offer or exchange offer for 20% or more of the outstanding shares of any class of Price Legacy securities or the filing of a registration statement under the Securities Act of 1933, as amended, in connection with the tender offer or exchange offer;

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  any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of the assets of Price Legacy and its subsidiaries having a fair market value equal to or greater than 20% of the fair market value of all of the assets of Price Legacy and its subsidiaries, taken as a whole, immediately prior to the transaction; or

  •
  any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

        If an acquisition proposal constitutes a superior proposal, as described below, the board of directors of Price Legacy may withdraw, modify, amend or qualify its recommendation of the merger agreement and the merger and recommend the superior proposal to its stockholders provided that:

  •
  Price Legacy complies fully with the non-solicitation provisions of the merger agreement;

  •
  Price Legacy's board of directors determines in good faith, after consultation with outside legal counsel, that to do otherwise would create a reasonable probability of a breach of its duties to stockholders imposed by law; and

  •
  during the three-business day period after Price Legacy has provided written notice to PL Retail as discussed above, Price Legacy shall have offered to negotiate with and, if accepted, negotiated in good faith with, PL Retail toward a proposal that would be superior to the superior proposal.

        For purposes of the merger agreement, a "superior proposal" means any bona fide written acquisition proposal which:

  •
  in the good faith judgment of the board of directors of Price Legacy is reasonably likely to be consummated; and

  •
  a majority of the board of directors of Price Legacy determines in their good faith judgment, after consultation with outside financial advisors, to be more favorable to Price Legacy's stockholders from a financial point of view (which determination may take into account legal and regulatory matters) than the merger.

Termination of the Merger Agreement

  Right to Terminate

        The merger agreement may be terminated and the merger abandoned at any time prior to the effective time, whether before or after approval of the merger by the Price Legacy stockholders:

  •
  by mutual written consent of PL Retail and Price Legacy;

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  by either PL Retail or Price Legacy if:

  •
  any governmental entity shall have issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the merger substantially on the terms contemplated by the merger agreement and such order, decree, ruling or other action has become final and non-appealable;

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  the merger has not been consummated by January 31, 2005; however, neither PL Retail nor Price Legacy may terminate the merger agreement if its breach of a representation, warranty or covenant is the reason that the merger has not been consummated;

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  the holders of at least a majority of the combined voting power of all outstanding shares of Price Legacy common stock and Series A preferred stock, voting together as a single class, fail to approve and adopt the merger agreement and approve the merger at the Price Legacy annual meeting;

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  by PL Retail if:

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  (a) the Price Legacy board of directors has withdrawn or materially modified its recommendation of the merger agreement or the merger in a manner adverse to PL Retail or its stockholders, or has resolved to withdraw or modify its recommendation; (b) the Price Legacy board of directors has approved or recommended any acquisition proposal made by another person or entity other than PL Retail; or (c) Price Legacy has entered into a definitive agreement with respect to such an acquisition proposal;

  •
  Price Legacy has breached any of its representations, warranties or covenants contained in the merger agreement, which breach would lead to the failure of a condition to the consummation of the merger contained in the merger agreement and is incapable of being cured by Price Legacy prior to January 31, 2005;

    •
    (a) subject to certain exceptions, if all of the required lender consents have not been obtained within 30 days after the date of the merger agreement; or (b) the required lender consents which have been obtained are no longer in effect; provided PL Retail notifies Price Legacy in writing of its election to terminate within five business days after the expiration of this 30-day period. PL Retail's right to terminate the merger agreement due to Price Legacy's failure to obtain all required lender consents within 30 days after the date of the merger agreement lapsed on September 30, 2004 and is of no further force or effect;

    •
    Price Legacy has not received written confirmation from certain lenders of the resolution of certain issues with respect to outstanding loan balances and cross defaults within 30 days after the date of the merger agreement; provided PL Retail notifies Price Legacy in writing of its election to terminate within five business days after the expiration of this 30-day period. PL Retail's right to terminate the merger agreement due to Price Legacy's failure to receive written confirmation from these lenders within 30 days after the date of the merger agreement lapsed on September 30, 2004 and is of no further force or effect;

    •
    (a) The Price Group has not entered into the put agreement by September 30, 2004; provided PL Retail notifies Price Legacy of its election to terminate by October 7, 2004 (The Price Group entered into the put agreement on September 28, 2004); or (b) the transactions contemplated by the put agreement are not consummated concurrently with the closing of the merger; or

    •
    (a) PL Retail has not, as of the closing of the merger, received the REIT opinion from Latham & Watkins in substantially the form attached to this proxy statement as Annex E; (b) there has been a change in the officer's certificates referenced in the opinion to be delivered pursuant to the merger agreement which is materially adverse to either Price Legacy or PL Retail; or (c) this proxy statement includes facts which, if set forth in the officer's certificates, would have been a change or modification to such certificates which is materially adverse to either Price Legacy or PL Retail.

  •
  by Price Legacy if:

  •
  PL Retail has breached any of its representations, warranties or covenants contained in the merger agreement, which breach would lead to the failure of a condition to the consummation of the merger contained in the merger agreement and is incapable of being cured by PL Retail prior to January 31, 2005; or

  •
  the Price Legacy board of directors has approved, and Price Legacy has concurrently entered into, a definitive agreement for the implementation of a superior proposal, provided Price Legacy has complied with the terms of the non-solicitation provisions contained in the merger agreement and, before terminating the merger agreement, has paid to PL Retail the applicable termination fee.

Effect of Termination

        Except for provisions in the merger agreement regarding confidentiality of non-public information, payment of fees and expenses, the effect of termination and specified miscellaneous provisions, if the merger agreement is terminated as described above, the merger agreement will become void and have no effect. In addition, if the merger agreement is so terminated, there will be no liability on the part of PL Retail or Price Legacy, except to the extent that the termination results from a willful or intentional breach by any party of any of its representations, warranties, covenants or agreements contained in the merger agreement. The confidentiality agreement, dated April 27, 2004, as amended, between Price Legacy and PL Retail will continue in effect notwithstanding any termination of the merger agreement.

Termination Fees and Termination Expenses

        Except as described below, each party to the merger agreement will bear its own fees and expenses in connection with the transactions contemplated by the merger agreement.

        Price Legacy will pay to PL Retail a specified termination fee if the merger agreement is terminated:

  •
  by PL Retail, if (a) the Price Legacy board of directors has withdrawn or materially modified its recommendation of the merger agreement or the merger in a manner adverse to PL Retail or its stockholders, or has resolved to withdraw or modify its recommendation; (b) the Price Legacy board of directors has approved or recommended any acquisition proposal made by another person or entity other than PL Retail; or (c) Price Legacy has entered into a definitive agreement with respect to such an acquisition proposal;

  •
  by Price Legacy, if the Price Legacy board of directors has approved, and Price Legacy concurrently enters into, a definitive agreement for the implementation of a superior proposal, provided Price Legacy has complied with the terms of the non-solicitation provisions contained in the merger agreement;

  •
  by PL Retail, if Price Legacy has breached any of its representations, warranties or covenants contained in the merger agreement, provided that such breach is a result of fraud by Price Legacy and would have or would reasonably be likely to have, individually or in the aggregate, a material adverse effect on Price Legacy;

  •
  by Price Legacy or PL Retail, if the holders of at least a majority of the combined voting power of all outstanding shares of Price Legacy's common stock and Series A preferred stock, voting together as a single class, fail to approve and adopt the merger agreement and approve the merger at the Price Legacy annual meeting and an acquisition proposal shall at the time of the termination or thereafter be publicly proposed or publicly announced (and not subsequently withdrawn) and within six months after the termination, Price Legacy consummates the acquisition proposal.

        The termination fee that PL Retail may be entitled to receive in the event of the foregoing will be an amount equal to the lesser of (a) $20 million and (b) the maximum amount that can be paid to PL Retail without causing PL Retail to fail to meet the REIT income requirements under the Code. The unpaid amount, if any, will be placed in escrow and will be paid in subsequent years to the extent the payment would not cause PL Retail to fail to meet the REIT income requirements under the Code. Price Legacy's obligation to pay any unpaid portion of the termination fee will terminate on August 24, 2007.

        Price Legacy will pay PL Retail the amount of $10 million if the merger agreement is terminated:

  •
  by Price Legacy or PL Retail, if the holders of at least a majority of the combined voting power of all outstanding shares of Price Legacy's common stock and Series A preferred stock, voting together as a single class, fail to approve and adopt the merger agreement and approve the merger; or

  •
  by PL Retail if (a) The Price Group has not entered into the put agreement by September 30, 2004; provided PL Retail notifies Price Legacy of its election to terminate by October 7, 2004 (The Price Group entered into the put agreement on September 28, 2004); or (b) the transactions contemplated by the put agreement are not consummated concurrently with the closing of the merger.

        Price Legacy will reimburse PL Retail for its actual out-of-pocket expenses up to a maximum amount of $2 million if the merger agreement is terminated:

  •
  by PL Retail, if Price Legacy has breached any of its representations, warranties or covenants contained in the merger agreement, which breach would lead to the failure of a condition to the consummation of the merger contained in the merger agreement and is incapable of being cured by Price Legacy prior to January 31, 2005; or

  •
  by PL Retail if (a) PL Retail has not, as of the closing of the merger, received the REIT opinion from Latham & Watkins in substantially the form attached to this proxy statement as Annex E; (b) there has been a change in the officer's certificates to be delivered pursuant to the merger agreement which is materially adverse to either Price Legacy or PL Retail; or (c) this proxy statement includes facts which, if set forth in the officer's certificates, would have been a change or modification to such certificates which is materially adverse to either Price Legacy or PL Retail.

  Return or Retention of Deposit

        If the merger agreement is terminated by PL Retail or Price Legacy for any reason, other than by Price Legacy as a result of PL Retail's breach of any of its representations, warranties or covenants contained in the merger agreement, PL Retail will be entitled to receive, in lieu of cash payment of the $25 million deposit, all of Price Legacy's right, title and interest in and to one of the specific Price Legacy properties identified by PL Retail and Price Legacy for this purpose. PL Retail will pay Price Legacy the amount (if any) by which the equity value of the selected Price Legacy property exceeds $25 million. In the event that the equity value of the Price Legacy property selected by PL Retail is less than $25 million, Price Legacy will pay PL Retail the shortfall within five business days after transfer of the property to PL Retail.

        Price Legacy will be entitled to retain the $25 million deposit received from PL Retail if the merger agreement is terminated by Price Legacy as a result of PL Retail's breach any of its representations, warranties or covenants contained in the merger agreement.

Waiver and Amendment of the Merger Agreement

        The merger agreement may be amended by the parties in writing by action of the Price Legacy board of directors at any time before or after stockholder approval is obtained, but after stockholder approval, no amendment may be made which by law requires the further approval of Price Legacy's stockholders without obtaining that further approval. If the merger agreement is amended after the mailing of this proxy statement and your vote is required for the amendment, Price Legacy will resolicit your vote.

        At any time before the completion of the merger, the parties may, in writing:

  •
  extend the time for the performance of any of the obligations or other acts of the other party;

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  waive any inaccuracies in the representations and warranties of the other party contained in the merger agreement or in any document delivered under the merger agreement; or

  •
  waive compliance with any of the agreements or conditions of the other party contained in the merger agreement, except as specified.

        By law, neither PL Retail nor Price Legacy can waive:

  •
  the requirement that Price Legacy's common and Series A preferred stockholders approve and adopt the merger agreement and approve the merger; or

  •
  any court order or law preventing the closing of the merger.

        Whether any of the other conditions would be waived would depend on the facts and circumstances as determined by the reasonable business judgment of the board of directors of PL Retail or Price Legacy, as the case may be.

Severance Payments

        Under the merger agreement, Price Legacy is obligated to establish a severance plan under which certain Price Legacy employees, including its executive officers, will be entitled to severance payments in the event any such employee's employment is terminated by PL Retail or the surviving corporation without cause, or is terminated by such employee due to a reduction in salary, benefits, job responsibilities or other terms of employment, or a change in job location, within 12 months after the closing of the merger.

Effect on Outstanding Stock Options

        All outstanding unvested options to purchase shares of Price Legacy common stock will be accelerated so that these options will be fully vested prior to the consummation of the merger. Upon consummation of the merger, all unexercised options to purchase shares of Price Legacy common stock will be cancelled and converted into the right to receive the merger consideration in cash, less the exercise price for each share underlying the options. Options with an exercise price per share greater than the merger consideration will be cancelled upon the closing without payment of any consideration.

Stockholder Meeting

        Price Legacy has agreed to call a meeting of its stockholders as promptly as practicable after September 15, 2004. Price Legacy's board of directors has unanimously agreed to recommend the approval and adoption of the merger agreement and the approval of the merger by its stockholders (subject to the board's right to change its recommendation, as discussed above under "—No Solicitation by Price Legacy"), and Price Legacy has agreed to use its reasonable best efforts to obtain the required stockholder approval of the merger agreement and the merger subject at all times to Price Legacy's and its directors' right and duty to act in a manner consistent with their fiduciary duties.

Indemnification; Directors' and Officers' Insurance

        Under the merger agreement, Price Legacy, as the surviving corporation, will indemnify and hold harmless each person who has been at any time on or before August 24, 2004, or who becomes before the completion of the merger, an officer or director of Price Legacy or any Price Legacy subsidiary to the same extent provided to these persons by Price Legacy and its subsidiaries immediately prior to the completion of the merger in each entity's respective charter and bylaws or under employment agreements or indemnification agreements, as applicable, as in effect on August 24, 2004 in respect of actions or omissions occurring at or prior to the closing of the merger (including the transactions contemplated in the merger agreement).

        After the completion of the merger, Price Legacy, as the surviving corporation, will be obligated to promptly pay and advance reasonable expenses and costs incurred by each of these persons as they become due and payable in advance of the final disposition of any claim, action, suit, proceeding or investigation to the full extent and in the manner permitted by law. The merger agreement also provides that Price Legacy will purchase, at a cost not to exceed $1.2 million, a liability insurance policy for Price Legacy's directors and officers for a period of six years that will provide the directors and officers with coverage on substantially similar terms as currently provided by Price Legacy to these directors and officers.

Put Transaction

        The completion of the merger is conditioned upon The Price Group, an entity affiliated with Sol Price, a founder and major stockholder of Price Legacy, entering into a put agreement with PL Retail under which PL Retail has the right in its discretion to require The Price Group to purchase certain non-core properties and other Price Legacy assets consisting primarily of two vacant land parcels, a hotel, two office properties, a retail center, a retail/entertainment center and bonds secured by the land and parking garage at the retail/entertainment center at a price of approximately $147.7 million concurrently with the closing of the merger. On September 28, 2004, The Price Group entered into the put agreement, satisfying this condition, and PL Retail exercised its right under the put agreement to cause The Price Group to purchase all right, title and interest in and to two newly formed Price Legacy subsidiaries that will own these non-core properties and other assets as of the closing of the merger. See "Proposal 1—Approval and Adoption of the Merger Agreement and Approval of the Merger—Description of the Put Transaction."

REIT Qualification of Price Legacy

        The merger is conditioned upon PL Retail's receipt of an opinion from Latham & Watkins LLP, in substantially the form attached to this proxy statement as Annex E. For a discussion of the opinion, see "Material United States Income Tax Consequences—Taxation of Price Legacy—Tax Opinion of Latham & Watkins LLP" above. The opinion of Latham & Watkins LLP is incorporated by reference into this proxy statement. We encourage you to read the opinion carefully and in its entirety.

PROPOSAL 2—ELECTION OF DIRECTORS

General

        Our board of directors currently consists of the following seven directors: Jack McGrory, Giles H. Bateman, Murray Galinson, Charles L. Goldberg, Robert N. Goodman, Jacklyn Horton and Keene Wolcott. Our current directors will serve until the annual meeting and until their respective successors have been duly elected and qualified.

        The following table sets forth information regarding the persons who are nominees. This information includes each nominee's name, position with Price Legacy, if any, and age. Each of the nominees listed below has been nominated and recommended for election to our board of directors and will serve as a director until the earlier of (a) the next annual meeting of stockholders and until his or her successor has been duly elected and qualified or (b) the completion of the merger. Each of the nominees has individually advised the board of directors that he or she is able and willing to serve as a director of Price Legacy.

Director Nominees

Name	Age	Position with Price Legacy
Jack McGrory	54	Chairman of the Board, President and Chief Executive Officer
Giles H. Bateman	59	Director
Murray Galinson	67	Director
Charles L. Goldberg	64	Director
Robert N. Goodman	52	Director
Jacklyn Horton	55	Director
Keene Wolcott	73	Director

        Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unable to serve, the shares represented by the proxies will be voted for another person or persons designated by Price Legacy's board of directors. In no event will the proxies be voted for more than seven nominees.

        Set forth below is information regarding each of the above named individuals, including a description of his or her positions and offices with Price Legacy, a description of his or her principal occupation and business experience during at least the last five years, directorships presently held by him or her in other companies and the date he or she was first elected to our board of directors.

        Jack McGrory has served as Chairman of the Board of Price Legacy since September 2001 and as President and Chief Executive Officer since October 2003. Mr. McGrory served as Chairman of the Board of Price Legacy's predecessor, Price Enterprises, Inc., and as a director of Excel Legacy Corporation from November 1999 to September 2001. Mr. McGrory currently serves as Executive Vice President of San Diego Revitalization Corp., a non-profit organization focused on real estate development in an inner city community of San Diego, a position he has held since November 2001. Mr. McGrory also has served as Managing Director of The Price Group, which is engaged in securities and real estate investments, since August 2000. Mr. McGrory served as Chief Operating Officer of the San Diego Padres from October 1999 to August 2000 and is a member of its board of directors. Mr. McGrory served as President and Chief Executive Officer of Price Enterprises from September 1997 to November 1999 and as City Manager of the City of San Diego from March 1991 to August 1997. Mr. McGrory is also a director of PriceSmart, Inc., a publicly traded operator of international membership shopping stores.

        Giles H. Bateman has served as a director of Price Legacy since May 2004. Mr. Bateman has an extensive retailing background in the U.S. and England. In addition, from 1976 to 1991, Mr. Bateman served as the Chief Financial Officer of The Price Company. Mr. Bateman currently serves on several boards, including WD-40 Company, a publicly traded global consumer products company, and Tuesday Morning Corporation, a publicly traded retailer of upscale, decorative home accessories and famous-maker gifts. He previously served as the Chairman of the Board for CompUSA Inc., a publicly traded retailer and reseller of personal computer-related products and services. Mr. Bateman holds a degree from Oxford University and an MBA from the Harvard Business School.

        Murray Galinson has served as a director of Price Legacy since September 2001. Mr. Galinson served as a director of Price Enterprises from August 1994 to November 1999 and from January 2001 to September 2001. Mr. Galinson also has served as Chairman of the Board of San Diego National Bank and SDNB Financial Corp. since May 1996 and as a director of both entities since their inception in 1981. Mr. Galinson served as President of both entities from September 1984 until May 1996 and as Chief Executive Officer of both entities from September 1984 to September 1997. Mr. Galinson is also a director of PriceSmart, Inc.

        Charles L. Goldberg has served as a director of Price Legacy since March 2004. Mr. Goldberg is a member of the law firm of Seltzer Caplan McMahon Vitek where he heads the Specialized Criminal Defense Group. He has practiced law in San Diego for more than 30 years specializing in defense of white collar fraud cases, complex civil defense litigation and administrative law. Mr. Goldberg has previously served on the board of directors of First International Bank.

        Robert N. Goodman has served as a director of Price Legacy since March 2004. Mr. Goodman has served as President of Resmark Equity Partners, LLC (formerly known as Olympic Realty Advisors II, LLC), a finance company providing equity and debt capital for single family residential homebuilding projects primarily in California, since 1999. Mr. Goodman owns a controlling equity interest in JDT Consulting Group, the sole general partner of La Jolla Village Professional Center Associates, L.P., a California limited partnership. Mr. Goodman is also a director of Orleans Homebuilders, Inc.

        Jacklyn Horton has served as a director of Price Legacy since May 2004. Ms. Horton was Executive Vice President and General Counsel of The Price Company from 1984 to 1993. She also served as a director of The Price Company from 1988 to 1993. She currently serves on the board of directors of the Community Christian Service Agency and Casa de los Pobres, U.S.A. Ms. Horton holds a J.D. degree from the University of San Diego School of Law, where she graduated Summa Cum Laude.

        Keene Wolcott has served as a director of Price Legacy since September 2001. Mr. Wolcott has also served as President of Wolcott Investments, Inc., a private investment company, since 1975. Mr. Wolcott served as a director of The Price REIT, Inc. from January 1995 until 1998. From 1969 to 1973, Mr. Wolcott served as Chief Executive Officer of the Colorado Corporation, which managed investor funds in oil and gas exploration. Prior to 1969, he served as Senior Vice President of Hayden, Stone and Company, a securities brokerage firm.

Vote Required

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the annual meeting and entitled to vote on the election of directors. The holders of Price Legacy's common stock and Series A preferred stock, voting as a single class, will vote for the election of the director nominees. Stockholders are not permitted to cumulate their votes for the purpose of electing directors. Provided that a quorum is present, the failure to vote, a vote to abstain and any "broker non-votes" will have no effect on the election of nominees to Price Legacy's board of directors.

        If no contrary indication is made, proxies received by Price Legacy will be voted for each of the seven nominees for director or, if for any reason any of them becomes unavailable for election, the individuals named in the enclosed proxy may exercise their discretion to vote for any substitute nominee or nominees proposed by the board.

Board Recommendation

        Our board of directors unanimously recommends that you vote for each of the nominees set forth above.

Board Independence

        As required under the Nasdaq Stock Market qualification standards, our board of directors has affirmatively determined that, with the exception of Mr. McGrory, each of our board members is an independent director within the meaning of the applicable Nasdaq Stock Market qualification standards. Mr. McGrory is not considered independent because he is an executive officer of the company. As required under new Nasdaq Stock Market qualification standards, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Meetings of the Board

        During 2003, our board of directors held five meetings. Each director attended at least 75% of the aggregate of all meetings held in 2003 by the board and all meetings held by all committees of the board on which each director served.

Committees of the Board of Directors

        Audit Committee.    The audit committee, established by our board of directors in accordance with Section 10A-3 of the Exchange Act, consists of Messrs. Bateman (Chairman), Goodman and Wolcott. Our board of directors has determined that Mr. Bateman qualifies as an "audit committee financial expert," as that term is defined in the rules and regulations established by the SEC. During 2003, the audit committee consisted of Melvin L. Keating, a former director, and Messrs. McGrory and Wolcott and held seven meetings. Pursuant to the terms of a written charter adopted by our board of directors in March 2004, a copy of which is included as Annex F to this proxy statement, the audit committee reviews the annual audits of Price Legacy's independent public accountants, reviews and evaluates internal accounting controls, selects Price Legacy's independent public accountants, reviews and passes upon (or ratifies) related party transactions and conducts the reviews and examinations as it deems necessary with respect to the practices and policies of, and the relationship between, Price Legacy and its independent public accountants. All current members of the audit committee are independent, as defined in Nasdaq Stock Market qualification standards.

        Compensation Committee.    The compensation committee consists of Messrs. Wolcott (Chairman) and Galinson. During 2003, the compensation committee consisted of Reuben S. Leibowitz and James F. Cahill, both former directors, and Mr. Galinson and held one meeting. The compensation committee reviews compensation of senior officers of Price Legacy and administers its executive compensation policies and stock based compensation plans. All current members of the compensation committee are independent, as defined in the Nasdaq Stock Market qualification standards. The compensation committee is governed by a written charter approved by our board of directors.

        Nominating/Corporate Governance Committee.    The nominating/corporate governance committee was formed in February 2004 and currently consists of Ms. Horton (Chairperson) and Messrs. Bateman and Goldberg. The nominating/corporate governance committee identifies and recommends to the board of directors qualified candidates for nomination as directors, develops and recommends to the board of directors Price Legacy's corporate governance principles and oversees the evaluation of the board of directors and management of Price Legacy. All members of the nominating/corporate governance committee are independent, as defined in the Nasdaq Stock Market qualification standards. The nominating/corporate governance committee is governed by a written charter approved by our board of directors.

Director Nomination Process

  Director Qualifications

        In evaluating director nominees, the nominating/corporate governance committee considers, among other things, the following factors:

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  personal and professional integrity, ethics and values;

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  experience in corporate management, such as serving as an officer or former officer of a publicly held company;

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  experience in our industry and with relevant social policy concerns;

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  experience as a board member of another publicly held company;

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  diversity of expertise and experience in substantive matters pertaining to our business relative to other board members; and

  •
  practical and mature business judgment.

        Other than the foregoing, there are no stated minimum criteria for director nominees, although the nominating/corporate governance committee may also consider such other facts as it may deem are in the best interests of our company and our stockholders. The nominating/corporate governance committee does, however, believe it appropriate for at least one, and, preferably, several, members of our board of directors to meet the criteria for an "audit committee financial expert" as defined by SEC rules, and that a majority of the members of our board of directors be independent as required by the Nasdaq Stock Market qualification standards. At this time, the nominating/corporate governance committee also believes it appropriate for our chief executive officer to serve as a member of our board of directors.

  Identifying and Evaluating Nominees for Directors

        The nominating/corporate governance committee identifies nominees by first evaluating the current members of the board willing to continue in service. Current members with qualifications and skills that are consistent with the nominating/corporate governance committee's criteria for board service are re-nominated. As to new candidates, the nominating/corporate governance committee will generally poll board members and members of management for their recommendations. The nominating/corporate governance committee may also hire a search firm if deemed appropriate. An initial slate of candidates will be presented to the chairman of the nominating/corporate governance committee, who will then make an initial determination as to the qualification and fit of each candidate. Final candidates will be interviewed by our chief executive officer and a nominating/corporate governance committee member. The nominating/corporate governance committee will then approve final director candidates and, after review of and deliberation over all feedback and data, will make its recommendation to our board of directors. Recommendations received by stockholders will be processed and are subject to the same criteria as are candidates nominated by the nominating/corporate governance committee.

  Stockholder Nominations

        The nominating/corporate governance committee's policy is to consider candidates recommended by stockholders. The stockholder must submit a detailed resume of the candidate and an explanation of the reasons why the stockholder believes the candidate is qualified for service on our board and how the candidate satisfies our board's criteria. The stockholder must also provide such other information about the candidate that would be required by the SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must submit proof of Price Legacy stockholdings. All communications are to be directed to the chairperson of the nominating/corporate governance committee, care of our corporate secretary. Recommendations received within 120 days of the mailing of proxy materials will likely not be considered timely for consideration at that year's annual meeting.

        We have not received any director candidate recommendations from our stockholders for this annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

        No interlocking relationship existed during 2003 or currently exists between any member of the compensation committee and any member of any other company's board of directors or compensation committee.

Communications with our Board of Directors

        Our stockholders may contact our board of directors or a specified individual director by writing to the Office of the General Counsel, Price Legacy Corporation, 17140 Bernardo Center Drive, Suite 300, San Diego, CA 92128. The Office of the General Counsel will forward all such communications (excluding routine advertisements, business solicitations and communications that he or she, in his or her sole discretion, deems to be a security risk or for harassment purposes) to each member of our board of directors, or, if applicable, to the individual director(s) named in the correspondence with a courtesy copy to the chairman of our board of directors.

Code of Ethics

        Price Legacy has adopted a Code of Business Conduct and Ethics that applies to our directors, officers and employees. Price Legacy's Code of Business Conduct and Ethics is intended to qualify as a "code of ethics" within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K promulgated by the SEC. The full text of Price Legacy's Code of Business Conduct and Ethics is available on our website at www.PriceLegacy.com.

Corporate Governance Documents

        Copies of our corporate governance documents, including the Code of Business Conduct and Ethics, Audit Committee Charter, Compensation Committee Charter and Nominating/Corporate Governance Committee Charter are available, free of charge, on our website at www.PriceLegacy.com under the heading "Investor Relations." Please note, however, that the information contained on the website is not incorporated by reference in, or considered part of, this proxy statement. We will also provide copies of these documents, free of charge, to any stockholder upon written request to Investor Relations, 17140 Bernardo Center Drive, Suite 300, San Diego, CA 92128.

Compensation of Directors

        During 2003, each non-employee director of Price Legacy received cash compensation of $15,000 for serving on Price Legacy's board of directors. In addition, each non-employee director received $1,000 for each board of directors meeting attended in person. Each director who sits on a committee of the board of directors also received $500 for each committee meeting attended in person. The chairman of the audit committee received additional annual compensation in the amount of $15,000 for service as chairman of that committee. In addition to directors fees, each non-employee director of Price Legacy is granted an option to purchase 2,500 shares of Price Legacy common stock on the date the director is first elected to the board of directors. At each subsequent annual meeting of stockholders at which the non-employee director is re-elected, the director receives an option to purchase 1,250 shares of Price Legacy common stock.

Director Attendance at Annual Meetings

        Although our company does not have a formal policy regarding attendance by members of our board of directors at our annual meeting, we encourage the attendance of our directors and director nominees at our annual meeting and historically more than a majority have done so. For example, seven out of eight of our directors attended our 2002 annual meeting and four out of six of our directors attended our 2003 annual meeting.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

        Set forth below are the names, positions and ages of the executive officers and other key employees of Price Legacy:

Name	Age	Position
Jack McGrory	54	Chairman, President and Chief Executive Officer
Robert M. Siordia	44	Chief Operating Officer and Secretary
Jeffrey R. Fisher	46	Chief Financial Officer
Marjorie G. Rubin	58	General Counsel
John A. Visconsi	60	Senior Vice President—Asset Management
Susan M. Wilson	46	Senior Vice President—Development

        Jack McGrory has served as Chairman of the Board of Price Legacy since September 2001 and as President and Chief Executive Officer since October 2003. Mr. McGrory served as Chairman of the Board of Price Legacy's predecessor, Price Enterprises, and as a director of Excel Legacy from November 1999 to September 2001. For a more detailed discussion of Mr. McGrory's business experience, see "Director Nominees."

        Robert M. Siordia has served as Chief Operating Officer and Secretary of Price Legacy since October 2003. From March 2003 to October 2003, Mr. Siordia was employed by The Price Group. From February 2000 to December 2002, Mr. Siordia served as Vice President for Deutsche Bank in the firm's real estate investment banking operations and from January 2003 to March 2003 served as Director. From October 1994 to November 1999, Mr. Siordia served as Vice President of West Coast Real Estate for Price Enterprises. From 1986 through September 1993, Mr. Siordia worked for The Price Company in various capacities within the company's real estate operations. Mr. Siordia assumed the position of Assistant Vice President of Price/Costco, Inc. following the merger of The Price Company and Costco Wholesale Corporation in 1993.

        Jeffrey R. Fisher has served as Chief Financial Officer of Price Legacy since January 2004. Prior to joining Price Legacy, Mr. Fisher served as Chief Financial Officer of National Retail Partners, a private real estate company, from October 2000. From August 1993 to September 2000, Mr. Fisher served as Corporate Controller of Burnham Pacific Properties, Inc., a publicly-traded REIT. Prior to joining Burnham Pacific Properties, Mr. Fisher was a senior manager at Deloitte & Touche LLP. Mr. Fisher is a certified public accountant.

        Marjorie G. Rubin has served as General Counsel of Price Legacy since December 2003. Prior to joining Price Legacy, from 1998 to 2002, Ms. Rubin served as Senior Corporate Counsel of TrizecHahn Development Corporation, a publicly-traded developer and operator of regional shopping centers. From 1988 to 1997, Ms. Rubin practiced law with Andersen & Waldron, where she was the partner in charge of the firm's transactional department. Prior to that, Ms. Rubin practiced law with Gibson, Dunn & Crutcher LLP.

        John A. Visconsi has served as Senior Vice President—Asset Management of Price Legacy since September 2001. Mr. Visconsi served as Senior Vice President—Asset Management of Price Enterprises from November 1999 to September 2001 and in the same position with Excel Legacy from May 1999 to September 2001. Mr. Visconsi served as Vice President—Leasing with Excel Realty Trust and then New Plan Excel from January 1995 to April 1999. He also served as Senior Vice President of Price Enterprises from January 1994 to March 1995. From 1981 to 1994, Mr. Visconsi was Director of Leasing and Land Development of Trizec Hahn, Inc.

        Susan M. Wilson has served as Senior Vice President—Development of Price Legacy since September 2001. Ms. Wilson served as Senior Vice President—Mixed Use/Development of Price Enterprises and as Senior Vice President—Office/Industrial/Hospitality of Excel Legacy from December 1999 to September 2001. From May 1992 to May 1998, Ms. Wilson owned and operated her own real estate development and property management firm specializing in office, industrial and multi-family projects.

Executive Compensation

        The following Summary Compensation Table sets forth summary information concerning compensation paid by or on behalf of Price Legacy for each of the three years ended December 31, 2003 to Price Legacy's Chief Executive Officer and each of Price Legacy's other four most highly compensated executive officers (collectively, the Named Executive Officers).

Summary Compensation Table

Long-Term Compensation
Annual Compensation(1)
Name and Principal Position(s)				Securities Underlying Options	All Other Compensation(3)
	Year	Salary	Bonus(2)
Jack McGrory(4) Chairman, President and Chief Executive Officer	2003	$—	$—	—	$1,000
Gary B. Sabin(5) Co-Chairman and Chief Executive Officer	2003 2002 2001	$283,332 321,875 75,000	$77,513 — 150,000	— — 762,333	$25,953 29,452 6,239
James Y. Nakagawa(6) Chief Financial Officer	2003 2002 2001	$200,463 170,625 30,000	$81,508 35,000 70,000	— — 307,500	$26,515 24,205 4,521
Richard B. Muir(5) Vice Chairman	2003 2002 2001	$187,500 221,875 50,000	$46,507 — 100,000	— — 697,000	$23,803 24,770 4,896
Graham R. Bullick, Ph.D.(5) President and Chief Operating Officer	2003 2002 2001	$178,207 193,750 37,500	$112,530 — 75,000	— — 314,500	$25,103 25,092 5,114
Mark T. Burton(7) Senior Vice President—Acquisitions	2003 2002 2001	$175,000 171,875 37,500	$46,507 — 75,000	— — 307,500	$21,790 21,915 4,852

(1)
Price Legacy's executive officers received no compensation directly from Price Legacy prior to the merger of Excel Legacy and Price Enterprises that resulted in the formation of Price Legacy. Prior to the Excel Legacy/Price Enterprises merger, Excel Legacy paid the compensation of the officers, and Price Enterprises reimbursed Excel Legacy for the operational expenses of Price Enterprises under an administrative services agreement between the companies, which totaled approximately $2.4 million in 2001. The following table provides information regarding the amounts paid to certain of the Named Executive Officers by Excel Legacy during 2001.

Name	Salary	All Other Compensation
Gary B. Sabin	$225,000	$18,717
Richard B. Muir	150,000	14,688
Graham R. Bullick, Ph.D.	112,500	13,563
James Y. Nakagawa	112,500	13,563
Mark T. Burton	112,500	14,566

(2)
The bonuses represent amounts awarded by the compensation committee related to 2002 and 2001 paid by Price Legacy in 2003 and 2002.

(3)
All other compensation consists of medical and dental benefits, life insurance, long-term disability insurance, car allowances and contributions to Price Legacy's 401(k) plan on behalf of the Named Executive Officer.

(4)
Mr. McGrory was appointed Price Legacy's President and Chief Executive Officer on October 15, 2003. Mr. McGrory receives no salary for serving as Chief Executive Officer.

(5)
Messrs. Sabin, Muir and Bullick resigned their positions with Price Legacy on October 15, 2003. In connection with their resignations, Messrs. Sabin, Muir and Bullick entered into resignation and release agreements and a master separation agreement providing for certain benefits from Price Legacy. See "Certain Relationships and Related Transactions."

(6)
Mr. Nakagawa resigned his position with Price Legacy on January 2, 2004.

(7)
Mr. Burton resigned his position with Price Legacy on February 1, 2004.

Aggregated Option Exercises in 2003 and Fiscal Year-End Option Values

        The following table provides information concerning exercises of stock options by each of the Named Executive Officers during 2003, and the number of options and value of unexercised options held by each person on December 31, 2003 (after adjusting such number and value for the impact of Price Legacy's 1-for-4 reverse stock split effected in March 2004).

			Number of Securities Underlying Unexercised Options At Fiscal Year-End		Value of Unexercised In-The-Money Options At Fiscal Year-End (1)
	Number of Shares Acquired on Exercise
Name		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Jack McGrory	—	—	7,251	—	$7,340	—
Gary B. Sabin	—	—	197,752	—	527,392	—
Richard B. Muir	—	—	180,918	—	481,973	—
Graham R. Bullick, Ph.D.	—	—	83,628	—	217,701	—
James Y. Nakagawa	—	—	33,209	—	86,687	—
Mark T. Burton	—	—	81,878	—	212,731	—

(1)
Calculated by determining the difference between the fair market value of the securities underlying the options and the closing price of Price Legacy's common stock on December 31, 2003.

Compensation Plans

        Price Legacy Stock Option Plans.    The Amended and Restated Price Legacy Corporation 2001 Stock Option and Incentive Plan (Price Legacy Option Plan) provides for the grant to executive officers, other key employees, consultants and directors of Price Legacy of a broad variety of stock-based compensation alternatives such as nonqualified stock options, incentive stock options, restricted stock, dividend equivalent awards, deferred stock awards, stock payment awards, stock appreciation rights and performance awards. The Price Legacy Option Plan currently provides for aggregate award grants of up to 998,250 shares of common stock. This aggregate limit automatically increases on January 1 of each calendar year by 10% of the aggregate limit in effect for the immediately preceding calendar year, up to a maximum of 1,250,000 shares of common stock. In connection with the merger of Excel Legacy and Price Enterprises in September 2001, Price Legacy assumed Excel Legacy's stock option plan, which provided for the grant of a broad variety of stock-based compensation alternatives. The number of shares of common stock and the exercise price underlying each option granted under this plan prior to the Excel Legacy/Price Enterprises merger were adjusted to reflect the exchange ratio in the merger. No future grants will be made under this plan. As of September 1, 2004, options to purchase an aggregate of 193,470 shares of Price Legacy common stock, at prices ranging from $12.40 to $27.76, were outstanding under the Price Legacy Option Plan and the Excel Legacy stock option plan assumed by Price Legacy in the Excel Legacy/Price Enterprises merger.

        401(k) Retirement Plan and Trust.    Price Legacy has established a tax-qualified employee savings and retirement plan (401(k) Plan) covering all employees who have been employed by Price Legacy for at least six months and who are at least 21 years of age. Pursuant to the 401(k) Plan, eligible employees may elect to reduce their current compensation by up to the maximum amount determined by the federal government each year and have the amount of such reduction contributed to the 401(k) Plan. Price Legacy contributes three percent of each eligible employee's base salary to the 401(k) Plan. The 401(k) Plan permits, but does not require, additional cash contributions to the 401(k) Plan by Price Legacy. The 401(k) Plan is intended to qualify under the Internal Revenue Code so that contributions to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn, and so that contributions by Price Legacy are deductible by Price Legacy when made for income tax purposes.

COMPENSATION COMMITTEE REPORT

        Set forth below in full is the Report of Price Legacy's compensation committee regarding the compensation paid by Price Legacy to its executive officers during 2003:

        The philosophy of Price Legacy's compensation program is to employ, retain and reward executives capable of leading Price Legacy in achieving its business objectives. These objectives include:

  •
  enhancing stockholder value;

  •
  maximizing financial performance;

  •
  preserving a strong financial posture;

  •
  increasing Price Legacy's assets;

  •
  attracting and retaining highly qualified executive management; and

  •
  positioning its assets and business in geographic markets offering long-term growth opportunities.

        The accomplishment of these objectives is measured against the conditions characterizing the industry within which Price Legacy operates. Price Legacy and the compensation committee believe this philosophy will properly motivate the executives, and thereby promote achievement of Price Legacy's business objectives.

Components of Executive Compensation

        Base Salary.    Base salary is established by Price Legacy's compensation committee based on each executive's job responsibilities, level of experience, individual performance and contribution to the business, with reference to the competitive marketplace for executive officers at other similar companies. The compensation committee believes that the base salaries paid to executive officers of Price Legacy are at competitive levels relative to the various markets from which Price Legacy attracts its executive talent. The base salary and other employment benefits for Price Legacy's executive officers are provided pursuant to employment agreements with the executive officers.

        Annual Cash Incentive Bonus.    Annual cash incentive bonuses are established by the compensation committee at the end of the fiscal year and are based on Price Legacy's performance, individual performance and compensation surveys. Bonuses awarded in prior years are also taken into consideration. While executive officers of Price Legacy with employment agreements historically were able to receive up to 100% of their base salary in the form of a bonus, in connection with the execution of amended and restated employment agreements with these executive officers, the compensation committee established a Performance Based Incentive Plan intended to provide cash bonus awards to these executive officers if Price Legacy achieves strategic objectives established by the compensation committee.

        Long-Term Incentives.    Long-term incentives generally include awards of stock options, though under Price Legacy's stock option and incentive plan they may also include a variety of stock-based compensation alternatives such as restricted stock, dividend equivalent awards, deferred stock awards, stock payment awards, stock appreciation rights and performance awards. The objective for the awards is to closely align executive interests with the longer term interests of stockholders. These awards, which are at risk and dependent on the creation of incremental stockholder value or the attainment of cumulative financial targets over several years, represent a portion of the total compensation opportunity provided for the executive officers. Award sizes are based on individual performance, level of responsibility, the individual's potential to make significant contributions to Price Legacy and award levels at other similar companies.

Compensation of Chief Executive Officer

        During 2003, Gary B. Sabin served as Price Legacy's Chief Executive Officer until October 15, 2003, and Jack McGrory served as Price Legacy's Chief Executive Officer beginning October 15, 2003. During 2003, prior to his resignation, Mr. Sabin was compensated pursuant to an employment agreement with Price Legacy at an annual rate of $325,000. Mr. Sabin was eligible to participate in Price Legacy's stock option and incentive plan. Mr. McGrory receives no salary from and is not party to any employment agreement with Price Legacy in connection with serving as Price Legacy's Chief Executive Officer. Mr. McGrory is eligible to participate in Price Legacy's stock option and incentive plan.

Tax Considerations

        Section 162(m) of the Internal Revenue Code generally limits the tax deductions a public corporation may take for compensation paid to its Chief Executive Officer and its other four most highly compensated executive officers to $1 million per executive per year. Price Legacy does not presently anticipate that any of its executive officers will exceed the non-performance based compensation threshold of Section 162(m). The Compensation Committee intends to evaluate Price Legacy's executive compensation policies and benefit plans during the coming year to determine whether any actions to maintain the tax deductibility of executive compensation are in the best interest of Price Legacy's stockholders.

This report of the compensation committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that Price Legacy specifically incorporates this information by reference, and shall not otherwise be deemed to be "soliciting material" or deemed " filed" under the Securities Act or the Exchange Act.

        The foregoing report has been furnished by the Compensation Committee.

                      James Cahill (1)
                      Murray Galinson
                      January 16, 2004

(1)
Subsequent to the date the compensation committee furnished its report, Mr. Cahill resigned as a member of the compensation committee.

AUDIT COMMITTEE REPORT

        The audit committee of Price Legacy's board of directors is comprised of three independent directors as required by the qualification standards of the Nasdaq National Market and by Section 10A of the Exchange Act. The audit committee operates pursuant to a written charter adopted by the board of directors. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its written charter, are intended to be in accordance with the requirements for corporate audit committees under applicable Nasdaq and SEC rules. Our board of directors reviews and assesses the adequacy of the audit committee's written charter on an annual basis in light of applicable Nasdaq and SEC rules. Each year, the company will also provide a written certification of adoption of the charter and its adequacy as required by the Nasdaq Stock Market qualification standards.

        The role of the audit committee is to oversee Price Legacy's financial reporting process on behalf of the board of directors. Price Legacy's management has the primary responsibility for its financial statements as well as Price Legacy's financial reporting process, principles and internal controls. Price Legacy's independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an audit of Price Legacy's financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States. The committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management or Price Legacy's independent registered public accounting firm, nor can the audit committee certify that Price Legacy's independent registered public accounting firm is "independent" under applicable rules. The audit committee has authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by management.

        Among other matters, the audit committee monitors the activities and performance of Price Legacy's independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent registered public accounting firm may be retained to perform non-audit services. The audit committee and the board of directors have ultimate authority and responsibility to select, evaluate and, when appropriate, replace Price Legacy's independent registered public accounting firm. The audit committee also reviews the results of the audit work with regard to the adequacy and appropriateness of Price Legacy's financial, accounting and internal controls.

        In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited consolidated financial statements in our annual report with management including a discussion of the quality, not just acceptability, of the accounting principles, reasonableness of significant judgment, and clarity of disclosures in the financial statements. The audit committee discussed the interim financial information contained in each quarterly earnings announcement with management and Price Legacy's independent registered public accounting firm prior to public release. The audit committee also discussed with management, and Price Legacy's independent registered public accounting firm the quality and adequacy of the company's internal controls as well as the requirements of the Sarbanes-Oxley Act of 2002. In addition, the audit committee also discussed with management the process used to support the certifications of the Chief Executive Officer and Chief Financial Officer that are required in periodic reports filed by the company with the SEC. The audit committee reviewed with Price Legacy's independent registered public accounting firm its audit plans, audit scope, and identification of audit risks. The audit committee engaged the independent registered public accounting firm and approved auditor services and fees, including audit, audit related, and non audit fees.

        The audit committee reviewed with the independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, its judgments as to the quality, not just acceptability, of the accounting principles, reasonableness of significant judgments, and clarity of disclosures in the financial statements. In addition, Price Legacy's independent registered public accounting firm represented that its presentations included the matters required to be discussed with the audit committee by Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."

        Price Legacy's independent registered public accounting firm also provided the audit committee with the written disclosures required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the audit committee discussed with Price Legacy's independent registered public accounting firm that firm's independence.

        In reliance on the review and discussions noted above and the report of the independent registered public accounting firm, the audit committee recommended to the board of directors that Price Legacy's audited financial statements be included in Price Legacy's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, and be filed with the SEC.

This report of the audit committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or the Exchange Act, except to the extent that Price Legacy specifically incorporates this information by reference, and shall not otherwise be deemed to be "soliciting material" or deemed " filed" under the Securities Act or the Exchange Act.

        Submitted on March 11, 2004 by the members of the audit committee of Price Legacy's board of directors.

                      James Cahill (1)
                      Murray Galinson (1)
                      Keene Wolcott

(1)
Subsequent to the date the audit committee furnished its report, Messrs. Cahill and Galinson resigned as members of the audit committee.

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

        Price Legacy's financial statements for 2003 have been audited by PricewaterhouseCoopers LLP. Representatives of PricewaterhouseCoopers LLP are expected to be available at the annual meeting to respond to appropriate questions from stockholders and to make a statement if they desire to do so. In August 2004, Price Legacy's board of directors selected PricewaterhouseCoopers LLP as Price Legacy's independent registered public accounting firm for the current year.

        The aggregate fees billed to Price Legacy by PricewaterhouseCoopers LLP, its independent registered public accounting firm, for the indicated services for each of the last two fiscal years were as follows (in thousands):

	2002	2003
Audit Fees(1)	$171,650	$218,124
Audit-Related Fees(2)	34,235	-0-
Tax Fees(3)	53,699	79,324
All Other Fees(4)	52,000	116,877

(1)
Audit Fees consist of the audit of Price Legacy's annual financial statements included in Price Legacy's Annual Report on Form 10-K and Annual Report to Stockholders, review of interim financial statements included in Price Legacy's Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
Audit-Related Fees consist of fees for assurance and related services performed by Price Legacy's independent registered public accounting firm that are reasonably related to the performance of the audit or review of Price Legacy's financial statements, including employee benefit plan audits; due diligence related to acquisitions; and consulting on financial accounting/reporting standards.

(3)
Tax Fees consist of the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning, including preparation of tax returns for Price Legacy and its consolidated subsidiaries; refund claims; payment planning; tax audit assistance; and tax work stemming from audit-related items.

(4)
All Other Fees consist of other permissible work performed by Price Legacy's independent registered public accounting firm that does not meet with the above category descriptions.

Audit Committee Policy Regarding Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accounting Firm

        Our audit committee has established a policy that all audit and permissible non-audit services provided by our independent registered public accounting firm will be pre-approved by the audit committee. These services may include audit services, audit-related services, tax services and other services. The audit committee considers whether the provision of each non-audit service is compatible with maintaining the independence of our auditors. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

PERFORMANCE GRAPH

        The following performance graph compares the performance of Price Legacy's common stock to the Standard & Poor's (S&P) 500 Index and to the published National Association of Real Estate Investment Trust's All Equity Total Return Index, or the NAREIT Equity Index, in each case for the period commencing December 31, 1998 through December 31, 2003. The NAREIT Equity Index includes all tax qualified REITs listed on the New York Stock Exchange, the American Stock Exchange and the Nasdaq National Market. The graph assumes that the value of the investment in Price Legacy's common stock and each index was $100 at December 31, 1998 and that all dividends were reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

SECURITIES OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information regarding the beneficial ownership of shares of Price Legacy's common stock, Series A preferred stock and Series 1 preferred stock as of September 1, 2004, by: (1) each director and nominee for director; (2) each of the Named Executive Officers; (3) all executive officers and directors of Price Legacy as a group; and (4) all other stockholders known by Price Legacy to be beneficial owners of more than five percent of its common stock, Series A preferred stock or Series 1 preferred stock. Except as otherwise indicated, each individual named has a business address of 17140 Bernardo Center Drive, Suite 300, San Diego, California 92128, and has sole investment and voting power with respect to the securities shown.

	Number of Shares Beneficially Owned			Percent Beneficially Owned (%)(2)
Name	Common (1)	Series A Preferred	Series 1 Preferred	Common	Series A Preferred	Series 1 Preferred	Percent of Total Voting Power (%)
Jack McGrory (3)(4)(5)(6)(7)	5,818,827	—	—	15.7%	*	*	13.6%
Giles H. Bateman (8)	23,500	—	—	*	*	*	*
Murray Galinson (3)(4)(5)(6)(9)	5,882,824	—	—	15.9%	*	*	15.5%
Charles L. Goldberg (10)	8,330	—	—	*	*	*	*
Robert N. Goodman (11)	2,500	—	—	*	*	*	*
Jacklyn Horton (12)	27,049	—	—	*	*	*	*
Keene Wolcott (13)	17,500	—	—	*	*	*	*
Robert Siordia	37,500	—	—	*	*	*	*
Jeffrey Fisher.	25,000	—	—	*	*	*	*
James F. Cahill (3)(4)(5)(6)(14)	6,008,800	—	—	16.2%	*	*	15.9%
The Price Group (6)(15)	3,224,613	—	—	8.7%	*	*	8.4%
The Price Family Charitable Fund	2,045,152	—	—	5.5%	*	*	5.5%
The Price Family Charitable Trust	4,200,000	—	—	11.4%	*	*	11.2%
Robert & Allison Price Charitable Trust	2,098,496	—	—	5.7%	*	*	5.6%
Sol Price (3)(4)(5)(6)(16)	10,272,798	—	—	27.8%	*	*	27.3%
Robert E. Price (3)(4)(5)(6)(17)	9,351,941	—	588	25.3%	*	*	24.8%
Helen Price (4)	2,045,152	—	—	5.5%	*	*	5.5%
Allison Price (4)(5)(18)	6,123,559	—	—	16.6%	*	*	16.3%
William Gorham (4)(5)	2,572,650	—	—	7.0%	*	*	6.9%
Joseph Satz (3)(4)(5)(6)	5,795,363	—	—	15.7%	*	*	15.3%
Kathy Hillan (3)(4)(5)(6)	5,792,263	—	—	15.7%	*	*	15.3%
The 520 Group LLC	9,043,295	—	—	24.5%	*	*	24.1%
Mark Daitch (19)(20)	9,046,701	—	—	24.5%	*	*	24.1%
Barry McComic (20)	9,043,295	—	—	24.5%	*	*	24.1%
Charles T. Munger (21)	—	1,692,661	—	*	30.8%	*	*
All executive officers and directors as a group (9 persons)	6,050,767	—	—	16.3%	*	*	15.8%

*
Less than 1%.

(1)
Includes the following shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of September 1, 2004: Mr. McGrory—7,251; Mr. Bateman—2,500; Mr. Galinson—5,000; Mr. Goldberg—2,500; Mr. Goodman—2,500; Ms. Horton—2,500; Mr. Wolcott—5,000; Mr. Siordia—37,500 and Mr. Fisher—25,000.

(2)
Percentages are based on 36,921,206 shares of common stock, 5,486,994 shares of Series A preferred stock and 2,942,463 shares of Series 1 preferred stock outstanding as of September 1, 2004, plus, for each person, the shares that would be issued assuming that person exercises all options held that are exercisable within 60 days of September 1, 2004.

(3)
Jack McGrory, James F. Cahill, Murray Galinson, Kathy Hillan and Joseph Satz are co-managers, and Sol Price and Robert E. Price are managers of The Price Group. As such, for purposes of this table, they are each deemed to beneficially own 3,140,994 shares of common stock, including 58,419 shares of common stock issuable upon the exercise of a currently exercisable warrant, held by The Price Group. Each of Sol Price, Robert E. Price, James F. Cahill, Murray Galinson, Jack McGrory Kathy Hillan and Joseph Satz has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by The Price Group. The business address for James F. Cahill, Murray Galinson, Sol Price, Robert E. Price, Kathy Hillan and Joseph Satz is c/o The Price Entities, 7979 Ivanhoe Avenue, Suite 520, La Jolla, California 92037.

(4)
Jack McGrory, James F. Cahill, Murray Galinson, Sol Price, Robert E. Price, Allison Price, Helen Price, William Gorham, Kathy Hillan and Joseph Satz are directors of The Price Family Charitable Fund. As such, for purposes of this table, they are each deemed to beneficially own 2,045,152 shares of common stock held by the Charitable Fund. Each of Sol Price, Robert E. Price, James F. Cahill, Murray Galinson, Jack McGrory, Allison Price, Helen Price, William Gorham, Kathy Hillan and Joseph Satz has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by the Charitable Fund. The business address for Allison Price, Helen Price and William Gorham is c/o The Price Entities, 7979 Ivanhoe Avenue, Suite 520, La Jolla, California 92037.

(5)
Jack McGrory, James F. Cahill, Murray Galinson, Sol Price, Robert E. Price, Allison Price, William Gorham, Kathy Hillan, and Joseph Satz are directors of San Diego Revitalization Corp. As such, for purposes of this table, they are each deemed to beneficially own 522,498 shares of common stock held by San Diego Revitalization. Each of Sol Price, Robert E. Price, James F. Cahill, Murray Galinson, Jack McGrory, Allison Price, William Gorham, Kathy Hillan and Joseph Satz has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by San Diego Revitalization.

(6)
Includes 25,200 shares of common stock held by TPG Sherman LLC, an entity managed by The Price Group. Jack McGrory, James F. Cahill, Murray Galinson, Kathy Hillan and Joseph Satz are co-managers, and Sol Price and Robert E. Price are managers of The Price Group. As such, for purposes of this table, they are each deemed to beneficially own these shares. Each of Jack McGrory, James F. Cahill, Murray Galinson, Kathy Hillan, Joseph Satz, Sol Price and Robert E. Price has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, these shares.

(7)
Includes 2,524 shares of common stock held by Mr. McGrory as custodian for his minor children. Mr. McGrory disclaims beneficial ownership of such shares.

(8)
Mr. Bateman's business address is 251 Stratford Park Circle, Del Mar, California 92014.

(9)
Includes 47,250 shares of common stock held by the Galinson Charitable Remainder Trust 2, 22,099 shares of common stock held by the Murray and Elaine Galinson Family Trust, 10,500 shares of common stock held by the Galinson Family Partnership, 3,743 shares of common stock held by Kindervest and 1,968 shares of common stock held by Mr. Galinson's spouse. Mr. Galinson disclaims beneficial ownership of such shares.

(10)
Mr. Goldberg's business address is 2100 Symphony Towers, 750 B Street, San Diego, California 92101.

(11)
Mr. Goodman's business address is 10880 Wilshire Blvd., Suite 1420, Los Angeles, California 90024.

(12)
Ms. Horton's business address is 2245 Soledad Rancho Road, San Diego, California 92109.

(13)
Mr. Wolcott's business address is 4545 North Lane, Del Mar, California 92014.

(14)
Includes 4,616 shares of common stock held by Mr. Cahill as custodian for his minor children and 100,710 shares of common stock held by trusts in which Mr. Cahill is a trustee. Mr. Cahill has shared voting and dispositive power with respect to, and disclaims beneficial ownership of, the shares held by the trusts.

(15)
Includes 58,419 shares of common stock issuable upon the exercise of a currently exercisable warrant held by The Price Group.

(16)
Includes 4,480,535 shares of common stock held by trusts of which Sol Price is a trustee, and as to which Sol Price has sole voting and dispositive power.

(17)
Includes 3,555,909 shares of common stock held by trusts of which Robert E. Price is a trustee. Robert E. Price has shared voting and dispositive power with respect to such shares. Also includes 588 shares of Series 1 preferred stock held by Robert E. Price through a retirement plan and 3,769 shares of common stock held by Robert E. Price as custodian for his minor children.

(18)
Includes 3,555,909 shares of common stock held by trusts of which Allison Price is a trustee. Allison Price has shared voting and dispositive power with respect to such shares.

(19)
Includes 1,928 shares of common stock held by Mr. Daitch as custodian for his minor children. Mr. Daitch disclaims beneficial ownership of such shares.

(20)
Mr. Daitch and Mr. McComic are managers of The 520 Group LLC. As such, for purposes of this table, they are each deemed to beneficially own 9,043,295 shares of common stock. The business address for Mark Daitch and Barry McComic is c/o The 520 Group LLC, 7979 Ivanhoe Avenue, Suite 520, La Jolla, California 92037

(21)
Includes approximately 12,695 shares of Series A preferred stock owned by Charles T. Munger, 77,960 shares of Series A preferred stock owned by Philip B. Munger, 1,079,071 shares of Series A preferred stock held by NBACTMC Partnership, 242,931 shares of Series A preferred stock held by Alfred C. Munger Trusts and 280,004 shares of Series A preferred stock held by Charles T. and Nancy B. Munger Trusts. This information is based solely upon information contained in a Schedule 13G filed with the SEC on behalf of the foregoing individuals and entities on February 5, 1999 as adjusted to reflect the applicable portion of Price Legacy's June 7, 2004 redemption of 1,000,000 shares of Series A preferred stock. Charles T. Munger's business address is 355 South Grand Avenue, 34th Floor, Los Angeles, California 90071.

EQUITY COMPENSATION PLAN INFORMATION

        The following table sets forth information regarding all of Price Legacy's equity compensation plans as of December 31, 2003.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (1)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding securities reflected in the first column) (1)(2)
Equity compensation plans approved by security holders	777,736	$13.20	118,749
Equity compensation plans not approved by security holders (3)	—	—	—

Total	777,736	$13.20	118,749

(1)
Includes information related to the Price Legacy Option Plan and the Excel Legacy stock option plan that was assumed by Price Legacy in the Excel Legacy/Price Enterprises merger.

(2)
The number of securities remaining available for future issuance under the Price Legacy Option Plan automatically increases on January 1 of each calendar year by 10% of the aggregate limit in effect for the immediately preceding calendar year, up to a maximum of 1,250,000 shares of Price Legacy common stock.

(3)
Price Legacy maintains no equity compensation plans not approved by security holders.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Employment Agreements

        We have entered into employment agreements with Robert Siordia, our chief operating officer and secretary, and Jeffrey Fisher, our chief financial officer.

        Pursuant to the employment agreements, each executive is required to devote such time, attention and energies to our affairs as necessary to fully perform his duties. The initial base salaries of the executives are as follows: Robert Siordia ($210,000) and Jeffrey Fisher ($200,000). Each executive is eligible to receive a cash bonus of up to 100% of his base salary to be determined by the compensation committee at least annually.

        We have agreed under the employment agreements to indemnify each executive against liabilities that may arise by reason of the fact that the executive is one of our officers and to advance his expenses incurred as a result of any proceeding against him.

        The employment agreements provide each executive with certain severance benefits in the event his employment is terminated as a result of his death or permanent disability. Specifically, in the event the executive is terminated as a result of a disability, the executive will receive his base salary for up to a maximum of three years and the continuation of the executive's and his dependents' medical, hospitalization, dental, disability and life insurance benefits for the longer of (a) six months or (b) the date on which the executive becomes entitled to long-term disability benefits under the applicable Price Legacy plan or program. In the event the executive's employment is terminated as a result of his death, his estate will receive a lump sum cash payment equal to 12 months of the executive's base salary, plus 12 months medical, hospitalization, dental, disability and life insurance benefits continuation at our expense.

        The employment agreements also provide each executive with certain severance benefits in the event his employment is terminated by us other than for cause or if the executive resigns with good reason. Specifically, in the event of such a termination or resignation, the executive will receive payment of (a) his accrued base salary and paid time off to the date of termination, (b) an amount equal to two times his current base salary and (c) an amount equal to two times the average total additional compensation the executive received for the two fiscal years prior to the date of termination. The executive will also receive the continuation, at our expense, of the executive's and his dependents' medical, hospitalization, dental, disability and life insurance benefits for a period of one year.

        For purposes of the employment agreements, "cause" means the executive's conviction of, or plea of guilty or no contest to a felony, the executive's willful and continued failure to use reasonable best efforts to substantially perform his duties under his employment agreement after receipt of a written demand from us specifically identifying the executive's failure to do so, or the executive's willful breach of his obligations with respect to the use or disclosure of our confidential information that is materially economically injurious to us or any of our affiliates. "Good reason" means (a) the assignment of duties that are materially and adversely inconsistent with the executive's position or a material and adverse alteration of the nature of the executive's duties and/or responsibilities, reporting obligations, titles or authority, (b) a reduction in the executive's base salary or failure to pay any such amounts when due, (c) any purported termination of the executive's employment for cause that is not effected pursuant to the procedures set forth in the agreement, (d) failure to substantially provide any material benefits due to the executive, (e) failure to indemnify the executive as provided in the agreement or (f) a change in control of Price Legacy, whether by merger, consolidation, share exchange or similar transaction, or the sale of all or substantially all of our assets, or if more than 30% of our outstanding voting stock is acquired through a hostile tender offer, or a change in the majority of our board occurs as a result of one or more contested elections.

Recapitalization Transaction

        On March 12, 2004, Price Legacy completed a recapitalization transaction in which it (a) exchanged, at the election of the holder, either 4.2 shares of common stock (or 1.05 shares of common stock after giving effect to a 1-for-4 reverse stock split) or one share of Series 1 preferred stock for each outstanding share of Price Legacy's Series A preferred stock, (b) exchanged 1.39 shares of common stock (or 0.3475 of a share of common stock after giving effect to the 1-for-4 reverse stock split) for each outstanding share of Price Legacy's Series B preferred stock and (c) amended and restated its charter to (1) effect a 1-for-4 reverse stock split of its common stock, (2) designate and establish the terms of the Series 1 preferred stock issued in exchange for shares of Series A preferred stock, (3) eliminate the Series B preferred stock following its exchange for common stock, (4) modify the manner of election of its directors and (5) change the capital stock it is authorized to issue to provide sufficient shares to complete the recapitalization transaction. In the recapitalization transaction, Price Legacy exchanged shares of common stock for all of the shares of Series A preferred stock held by its officers and directors, all of the shares of Series A preferred stock and Series B preferred stock held by persons and entities affiliated with The Price Group and for all of the shares of Series B preferred stock held by The 520 Group.

Warburg Pincus Stock Sale

        On January 5, 2004, The 520 Group purchased all of the securities of Price Legacy held by certain entities affiliated with E.M. Warburg Pincus, LLC, including 17,985,612 shares of Series B preferred stock, 5,000,000 shares of common stock and warrants to purchase 2,500,000 shares of common stock. In connection with the completion of the stock sale, Reuben S. Leibowitz and Melvin L. Keating, former directors of Price Legacy appointed by the Warburg Pincus entities, resigned from Price Legacy's board of directors. In addition, the registration rights associated with the Price Legacy securities sold by the Warburg Pincus entities were also transferred to The 520 Group, and Price Legacy entered into an amended and restated registration rights agreement with The 520 Group.

Management Resignations; Termination and Release Agreement

        Messrs. Sabin, Muir, Bullick and Ottesen, former members of Price Legacy's senior management, resigned from their positions with Price Legacy effective October 15, 2003, including the resignation of Messrs. Sabin and Muir from Price Legacy's board of directors. In connection with their resignations, Price Legacy entered into a resignation and release agreement providing for the following:

  •
  Price Legacy agreed to pay to each of Messrs. Sabin, Muir, Bullick and Ottesen his base salary and accrued vacation pay through October 15, 2003 and to reimburse all business expenses incurred through October 15, 2003 in accordance with Price Legacy's standard policies;

  •
  Price Legacy agreed to maintain for each of Messrs. Sabin, Muir, Bullick and Ottesen, their spouses and dependents, until October 15, 2004, the medical, hospitalization, dental, disability and life insurance programs in which the officers, their spouses and dependents were participating immediately prior to October 15, 2003 at the current levels;

  •
  all options to purchase shares of Price Legacy's capital stock granted to Messrs. Sabin, Muir, Bullick and Ottesen became fully vested as of October 15, 2003 and will continue to be outstanding and exercisable, and the expiration date of such options will be extended until October 15, 2004;

  •
  each of Messrs. Sabin, Muir, Bullick and Ottesen will receive any other rights, compensation and/or benefits as may be due to them under the terms and provisions of Price Legacy's 401(k) Plan;

  •
  any restrictions on the ability of Messrs. Sabin, Muir, Bullick or Ottesen to engage in any activities, directly or indirectly, in competition with Price Legacy, or to make any investment in competition with Price Legacy contained in their employment agreements were terminated; and

  •
  Messrs. Sabin, Muir, Bullick and Ottesen, on the one hand, and Price Legacy, on the other hand, provided customary mutual releases of claims for events occurring prior to October 15, 2003.

        In connection with these resignations, Price Legacy also entered into a master separation agreement with Messrs. Sabin, Muir, Bullick and Ottesen that established certain additional arrangements between Price Legacy and the resigning officers, including:

  •
  the purchase by Price Legacy of 2,267,000 shares of common stock held by Mr. Sabin and certain related entities for a purchase price of $4.00 per share, which occurred on October 23, 2003, and the application of the proceeds to pay the purchase price of the real estate transactions described below;

  •
  the sublease by Price Legacy of Price Legacy's interest in the Excel Centre Office Building and a grant by Price Legacy of the right to purchase all of Price Legacy's rights and interest in the Excel Centre Office Building for an aggregate purchase price equal to $14.7 million;

  •
  the sale by Price Legacy of real estate known as the Redhawk II land, including the assignment by Price Legacy of all plans and entitlements related to the Redhawk II land, for an aggregate purchase price equal to $4.8 million; and

  •
  a lease by Price Legacy of the office space in the Excel Centre Office Building that is used by Price Legacy for its corporate headquarters at market rates and other terms mutually agreed by the parties.

Indebtedness of Management

        In 1998, Excel Legacy loaned to some of its officers, including certain of the Named Executive Officers, an aggregate amount of approximately $10.9 million representing approximately 50% of the purchase price of shares of Excel Legacy common stock purchased by the officers at that time. Price Legacy assumed the loans receivable from these officers in the merger of Excel Legacy and Price Enterprises. Following the Excel Legacy/Price Enterprises merger, the loans were secured by shares of Price Legacy common stock owned by the officers. Loans to some of the officers were recourse against the officers in the amount of any deficiency between the value of the pledged shares of Price Legacy common stock and the outstanding balance of the loan. The remaining loans were non-recourse, but were secured by the pledged shares of Price Legacy common stock. One of the officers used personal funds to repay his loan in its entirety prior to maturity. The remaining loans matured on March 31, 2003. On that date, Price Legacy acquired from the officers with non-recourse loans the common stock pledged as collateral and cancelled the officers' remaining obligations under the loans. In the case of the recourse loans, Price Legacy acquired from the officers the common stock pledged as collateral, and the officers repaid the remaining balance of their loans.

        The following table provides, with respect to each executive officer who had a loan from Price Legacy described above, the outstanding balance of the loan at maturity, the number of pledged shares surrendered to Price Legacy, and the recourse payment from the officer to Price Legacy (if any).

Name	Outstanding Loan Balance at Maturity	Pledged Shares Surrendered at Maturity	Recourse Payment (if any)
Gary B. Sabin	$4,586,188	1,016,899	—
Richard. B. Muir	1,472,394	305,666	—
Graham R. Bullick, Ph.D.	1,542,394	306,027	$62,782
Mark T. Burton	1,542,394	322,754	—
James Y. Nakagawa (1)	—	—	—
S. Eric Ottesen	1,542,394	308,619	53,062
Ronald. H. Sabin (2)	1,612,394	341,413	—
David A. Lund (3)	1,441,767	306,012	—

(1)
Mr. Nakagawa repaid his loan with personal funds prior to maturity. Mr. Nakagawa's outstanding loan balance was $40,331 at the time of repayment.

(2)
Ronald H. Sabin is a former officer of Excel Legacy who resigned prior to the Excel Legacy/Price Enterprises merger, and the brother of Gary B. Sabin, former Co-Chairman and Chief Executive Officer of Price Legacy. Ronald H. Sabin's loan was secured by 341,413 shares of Price Legacy common stock and recourse against Mr. Ronald Sabin in the amount of $122,281. Upon maturity, Price Legacy acquired the 341,413 pledged shares and cancelled the remaining obligations under his loan, including the recourse amount.

(3)
David A. Lund is a former officer of Excel Legacy who resigned prior to the Excel Legacy/Price Enterprises merger. Mr. Lund's loan was unsecured and recourse against Mr. Lund in the full amount of the loan. Price Legacy acquired 306,012 shares of Price Legacy common stock owned by Mr. Lund and cancelled the remaining obligations under his loan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Under Section 16(a) of the Exchange Act, directors, executive officers and beneficial owners of ten percent or more of Price Legacy's common stock, Series A preferred stock and/or Series 1 preferred stock are required to report to the SEC on a timely basis the initiation of their status as a reporting person and any changes with respect to their beneficial ownership of Price Legacy's common stock, Series A preferred stock and/or Series 1 preferred stock. Based solely on its review of the forms received by it, Price Legacy believes that its executive officers, directors and beneficial owners of more than ten percent of its common stock, Series A preferred stock and/or Series 1 preferred stock complied with all applicable filing requirements during 2003, except that James Cahill, a former director, and Messrs. Galinson and Wolcott reported on Form 4s filed in January 2004 stock options granted in connection with Price Legacy's Annual Meeting of Stockholders held on December 16, 2003.

ANNUAL REPORT TO STOCKHOLDERS

        Price Legacy's Annual Report for 2004 is provided with this proxy statement to our stockholders of record as of            , 2004. Upon written request, we will send our Annual Report to any of our stockholders without charge.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

        If the merger agreement described in this proxy statement is approved and adopted and the merger completed, Price Legacy's common stock will no longer be listed on the Nasdaq National Market and will be deregistered under the Exchange Act. Price Legacy's Series A preferred stock and Series 1 preferred stock will continue to be registered and listed on the Nasdaq National Market. However, PL Retail has indicated that it may continue to redeem outstanding shares of Series A preferred stock subject to the availability of financing and may also redeem outstanding shares of Series 1 preferred stock subject to the availability of financing. Depending on the number of shares of Series A preferred stock and Series 1 preferred stock redeemed by PL Retail, the Series A preferred stock and/or Series 1 preferred stock may not continue to meet the listing requirements of the Nasdaq National Market. If the Series A preferred stock and Series 1 preferred stock are de-listed by the Nasdaq National Market (PL Retail has indicated that it does not intend to contest such a de-listing), we will no longer have any public stockholders and we will not hold an annual meeting of stockholders in 2005. However, if the merger is not completed for any reason or if, following the merger, the Series A preferred stock and/or Series 1 preferred stock continue to be listed on the Nasdaq National Market, we expect to hold a 2005 annual meeting of stockholders in the second half of 2005. Under Rule 14a-8 of the Exchange Act, Price Legacy stockholders may present proper proposals for inclusion in Price Legacy's proxy statement and for consideration at the 2005 annual meeting by submitting proposals to Price Legacy in a timely manner. In order to be included for the 2005 annual meeting, stockholder proposals must be received by Price Legacy a reasonable time before Price Legacy begins to print and mail its proxy materials and must otherwise comply with Rule 14a-8. In addition, if Price Legacy has not received notice of any matter a stockholder intends to propose for a vote at the 2005 annual meeting by a reasonable time before Price Legacy begins to print and mail its proxy materials, then a proxy solicited by Price Legacy's board may be voted on such matter in the discretion of the proxy holders, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate matter on the proxy card.

        For more information you may contact our corporate secretary. The address of our corporate secretary is 17140 Bernardo Center Drive, Suite 300, San Diego, California 92128—Attention: Corporate Secretary.

OTHER MATTERS

        As of the date of this proxy statement, our board of directors knows of no other matters which may be presented for consideration at the annual meeting. However, if any other matter is presented properly for consideration and action at the meeting, or any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

WHERE YOU CAN FIND MORE INFORMATION

        Price Legacy files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that Price Legacy files with the SEC at the SEC's public reference room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

        Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at http://www.sec.gov.

        You should rely only on the information contained in this proxy statement. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. This proxy statement is dated             , 2004. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, unless the information specifically indicates that another date applies. The mailing of this proxy statement to our stockholders does not create any implication to the contrary.

By Order of the Board of Directors,

Jack McGrory Chairman of the Board and Chief Executive Officer

San Diego, California
                    , 2004

Annex A

AGREEMENT AND PLAN OF MERGER

DATED AS OF AUGUST 24, 2004

BY AND AMONG

PL RETAIL LLC

PRICE LEGACY CORPORATION

AND

PL ACQUISITION CORP.

i

Defined Terms	Section
Acquisition Proposal	9.11(a)
Affiliate	3.20
Agreement	Preamble
Amended and Restated Charter	1.3
Antitrust Law	3.7
Articles of Merger	1.4
Base Amount	8.3(b)
Board Redemption Actions	3.3(a)
Certificate	2.1(d)
Closing	1.5
Closing Date	1.5
COBRA	3.12(f)
Code	2.3
Commitment	5.1(k)
Company	Preamble
Company Board	3.3(a)
Company Common Stock	3.2(a)
Company Disclosure Schedule	Article III
Company Employees	6.8(a)
Company Employee Benefit Plan	3.12(a)
Company Environmental Permits	3.14
Company Financial Advisor	3.17
Company Financial Statement Date	3.6
Company Material Contracts	3.16(a)
Company Non-Subsidiary Entity	9.11(b)
Company Option Plan	9.11(c)
Company Permits	3.10
Company Property	3.11(a)
Company Requisite Vote	3.3(b)
Company SEC Reports	3.4
Company Securities	3.2(a)
Company Space Leases	3.11(f)
Company Stock	3.2(a)
Company Stockholders' Meeting	6.2
Company Stock Options	3.2(a)
Company Title Insurance Policy	3.11(c)
Confidentiality Agreement	5.2(c)
Corporate Budget	5.1
Delivered	9.11(d)
Deposit	1.2
Dispute	9.11(e)
DOJ	6.3(b)
Drop-Dead Date	8.1(c)
Effective Time	1.4
Employee Benefit Plan	6.8(a)
Environmental Claims	3.14
Environmental Laws	3.14
ERISA	3.12(a)
ERISA Affiliate	3.12(a)
Exchange Act	3.4

Exchange Agent	2.2(a)
Exchange Fund	2.2(a)
Excluded Shares	2.1(b)
Expenses	8.3(a)
FTC	6.3(b)
GAAP	3.4
Governmental Entity	3.7
Ground Lease	3.11(h)
Hazardous Material	3.14
HSR Act	3.7
Identified Company Property	8.3(c)
Indemnified Party or Indemnified Parties	6.7(a)
IRS	3.12(b)
Judgment	9.11(f)
Know	9.11(g)
Knowledge	9.11(g)
Law	3.7
Lender Consents	7.1(c)
Lien	3.1(e)
Made Available	9.11(d)
Material Adverse Effect	9.11(h)
Merger	Recitals
Merger Consideration	2.1(c)
Merger Sub	Preamble
Merger Sub Common Stock	2.1(a)
MGCL	Recitals
Multiemployer Plan	3.12(a)
Nasdaq	6.2
Newcos	7.2(e)
Officer's Certificates	7.2(c)
Option Merger Consideration	2.1(f)
Organization	7.2(f)
Parent	Preamble
Parent Disclosure Schedule	Article IV
Participation Agreements	3.11(n)
Participation Interest	3.11(n)
Participation Party	3.11(n)
PCB	3.14
Permitted Liens	3.11(a)
Person	9.11(i)
Property Restrictions	3.11(a)
Proxy Statement	6.1(a)
Put Agreement	7.2(e)
Put Properties	7.2(e)
Qualifying Income	8.3(b)
Redemption	1.3
Reimbursement Agreements	3.11(k)
REIT	3.15(b)
REIT Requirements	8.3(b)
Related Party	3.20

Reportable Transaction	3.15(m)
Required Approvals	6.3(a)
SEC	9.11(j)
Securities Act	3.4
Series A Preferred Stock	3.2(a)
Series 1 Preferred Stock	3.2(a)
S-O Act	3.4
Subsidiary	9.11(k)
Superior Proposal	6.4(b)
Surviving Corporation	1.1
Surviving Corporation Bylaws	1.7
Surviving Corporation Charter	1.7
Takeover Statutes	3.19
Tax or Taxes	3.15(m)
Tax Returns	3.15(m)
Termination Fee	8.3(b)
Termination Fee Tax Opinion	8.3(b)
Third Party	3.11(l)
Transfer and Gains Taxes	6.11(a)
WARN	3.13(e)

v

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of August 24, 2004, is by and among Price Legacy Corporation, a Maryland corporation (the "Company"), PL Retail LLC, a Delaware limited liability company ("Parent"), and PL Acquisition Corp., a Maryland corporation ("Merger Sub").

W I T N E S S E T H:

        WHEREAS, the respective Boards of Directors of each of Parent, Merger Sub and the Company have approved this Agreement and the merger of Merger Sub with and into the Company (the "Merger") on the terms and conditions contained in this Agreement; and

        WHEREAS, Parent, as the sole stockholder of Merger Sub, has approved this Agreement, the Merger and the transactions contemplated by this Agreement pursuant to action taken by unanimous written consent in accordance with the requirements of the Maryland General Corporation Law (the "MGCL") and the charter and bylaws of Merger Sub.

        NOW, THEREFORE, the parties hereto hereby agree as follows:

ARTICLE I.

THE MERGER

        Section 1.1    The Merger.    At the Effective Time (as hereinafter defined), Merger Sub shall be merged with and into the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation"). The corporate existence of the Company, with all its purposes, rights, privileges, franchises, powers and objects, shall continue unaffected and unimpaired by the Merger and, as the Surviving Corporation, it shall be governed by the laws of the State of Maryland.

        Section 1.2    The Deposit.    On the date hereof, Parent shall pay Twenty Five Million Dollars ($25,000,000) (the "Deposit"), by wire transfer of immediately available funds, to the Company. The Deposit will be (a) used by the Company to effect the Redemption (as hereinafter defined) in accordance with Section 1.3, or (b) released to Parent or the Company, as the case may be, in the event this Agreement is terminated in accordance with Article VIII before the Company commences the Redemption by notice to stockholders or otherwise.

        Section 1.3    Redemption.    The Company shall, pursuant to the Articles of Amendment and Restatement of the Company (the "Amended and Restated Charter"), exercise its right to redeem so much of the Series A Preferred Stock as permitted by the Deposit and consummate such redemption as soon as practicable thereafter and in any event prior to the Closing Date, but only to the extent determined in good faith by the Company to be consistent with the Company's tax status as a REIT and allowable with reference to Section 2-311 of the MGCL (collectively, the "Redemption").

        Section 1.4    Effective Time.    Parent, Merger Sub and the Company shall cause the Merger to be consummated in accordance with all appropriate laws by filing such articles of merger or other appropriate documents (in any such case, the "Articles of Merger") with the State Department of Assessments and Taxation of Maryland. The Merger shall become effective at the time specified in the Articles of Merger (the time the Merger becomes effective being the "Effective Time").

        Section 1.5    Closing of the Merger.    The closing of the Merger (the "Closing") will take place at a time and on a date to be specified by the parties (the "Closing Date") as soon as practicable after satisfaction or waiver of the conditions set forth in Article VII, but in no event earlier than September 15, 2004, or later than the Drop-Dead Date (as hereinafter defined), at the offices of Latham & Watkins LLP, 12636 High Bluff Drive, Suite 300, San Diego, California 92130.

        Section 1.6    Effects of the Merger.    The Merger shall have the effects set forth in the MGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the properties, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, duties and obligations of the Company and Merger Sub shall become the debts, liabilities, duties and obligations of the Surviving Corporation.

        Section 1.7    Surviving Corporation Charter and Bylaws.    The Amended and Restated Charter in effect at the Effective Time shall be the charter of the Surviving Corporation (the "Surviving Corporation Charter"), until thereafter amended. The bylaws of the Company in effect at the Effective Time shall be the bylaws of the Surviving Corporation (the "Surviving Corporation Bylaws"), until thereafter amended.

        Section 1.8    Directors and Officers of Surviving Corporation.

        (a)   The directors of Merger Sub at the Effective Time shall become the directors of the Surviving Corporation, to hold office in accordance with the Surviving Corporation Charter and Surviving Corporation Bylaws until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

        (b)   The officers of Merger Sub at the Effective Time shall become the initial officers of the Surviving Corporation as of the Effective Time, to hold office in accordance with the Surviving Corporation Charter and Surviving Corporation Bylaws until their successors are duly elected or appointed and qualified or until their earlier death, resignation or removal.

        (c)   Resignations will be tendered for all current directors and officers of the Company effective upon the Effective Time.

ARTICLE II.

MERGER CONSIDERATION; CONVERSION OF STOCK

        Section 2.1    Conversion or Retention of Company Stock.    At the Effective Time, by virtue of the Merger and without any action on the part of any holder thereof:

        (a)    Common Stock of Merger Sub.    Each share of common stock, par value $0.01 per share, of Merger Sub (the "Merger Sub Common Stock") issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $0.0004 per share, of the Surviving Corporation. Immediately prior to the Effective Time, Merger Sub shall have issued and outstanding that number of shares of Merger Sub Common Stock equal to the number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time, other than and excluding any Excluded Shares (as hereinafter defined).

        (b)    Cancellation of Parent-Owned and Merger Sub-Owned Company Common Stock.    Each issued and outstanding share of Company Common Stock that is owned by Parent, Merger Sub or any subsidiary of Parent or Merger Sub immediately prior to the Effective Time (collectively, the "Excluded Shares") shall automatically be canceled and retired and shall cease to exist, and no cash, Company Common Stock or other consideration shall be delivered or deliverable in exchange therefor.

        (c)    Conversion of Company Common Stock.    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time other than Excluded Shares shall be converted into the right to receive following the Merger an amount in cash equal to Eighteen Dollars and Eight Five Cents ($18.85) (the "Merger Consideration"); provided that, if the Closing occurs after October 1, 2004, the Merger Consideration shall be increased by an amount equal to Twenty-Eight Cents ($0.28) multiplied by a fraction, the numerator of which is the number of days from and including October 1, 2004 until the Closing Date, and the denominator of which is ninety (90).

        (d)    Cancellation and Retirement of Company Common Stock.    As of the Effective Time, all shares of Company Common Stock (other than Excluded Shares) issued and outstanding immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock (a "Certificate") shall, to the extent such Certificate represents such shares, cease to have any rights with respect thereto, except, in all cases, the right to receive the Merger Consideration. The right of any holder of any share of Company Common Stock to receive the Merger Consideration shall be subject to and reduced by the amount of any withholding that is required under applicable tax law.

        (e)    Retention of Company Preferred Stock.    Each share of Series A Preferred Stock and Series 1 Preferred Stock issued and outstanding immediately prior to the Effective Time shall remain outstanding and shall continue to represent a share of Series A Preferred Stock or Series 1 Preferred Stock, as the case may be, of the Surviving Corporation.

        (f)    Cancellation of Company Stock Options.    The Company shall take all actions necessary to assure that, immediately prior to or at the Effective Time, each outstanding Company Stock Option, whether or not then exercisable or vested, shall be canceled, and shall no longer be outstanding and in consideration of such cancellation, each holder of a Company Stock Option shall have the right to receive an amount in respect thereof equal to the product of (i) the excess of the Merger Consideration over the exercise price of such Company Stock Option, and (ii) the number of shares of Company Common Stock subject thereto (such payment to be net of any withholding taxes applicable thereto) (the "Option Merger Consideration").

        Section 2.2    Exchange of Certificates.

        (a)    Exchange Agent.    Prior to the mailing of the Proxy Statement, the Company shall appoint a bank or trust company reasonably satisfactory to Merger Sub to act as exchange agent (the "Exchange Agent") for the payment of the Merger Consideration and the Option Merger Consideration. At the Effective Time, Parent shall deposit or cause the Surviving Corporation to deposit with the Exchange Agent, for the benefit of the holders of shares of Company Common Stock, for exchange in accordance with this Article II, and for the benefit of holders of Company Stock Options for payment in accordance with Section 2.1(f), the aggregate Merger Consideration and Option Merger Consideration (such cash consideration being hereinafter referred to as the "Exchange Fund"), less any portion of the Deposit not used by the Company to effect the Redemption, and all interest and other amounts earned with respect thereto, which shall be deposited by the Company with the Exchange Agent. The Exchange Agent shall make payments of the Merger Consideration and the Option Merger Consideration out of the Exchange Fund in accordance with this Agreement and the Articles of Merger. The Exchange Fund shall not be used for any other purpose. Any and all interest earned on the Exchange Fund shall be paid to Parent.

        (b)    Stock Transfer Books.    At the Effective Time, the common stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of the Company Common Stock on the records of the Company. From and after the Effective Time, the holders of Certificates representing ownership of the Company Common Stock outstanding immediately prior to the Effective Time shall cease to have rights with respect to such Company Common Stock, except as otherwise provided for herein. On or after the Effective Time, any Certificates presented to the Exchange Agent or Parent for any reason shall be converted into the applicable Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby. On and after the Effective Time, a holder of a Company Stock Option shall have only the right to receive the Option Merger Consideration as provided in Section 2.1(f).

        (c)    Exchange Procedures.    As soon as possible after the Effective Time, Parent and the Surviving Corporation shall cause the Exchange Agent to mail to each holder of record of a Certificate or Certificates that immediately prior to the Effective Time represented outstanding shares of Company

Common Stock whose shares were converted into the right to receive Merger Consideration pursuant to Section 2.1: (i) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass to the Exchange Agent, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in such form and have such other provisions as Parent may reasonably specify) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents reasonably satisfactory to the Company as may be appointed by Parent, together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor the amount of cash payable in respect of the shares of Company Common Stock theretofore represented by such Certificate pursuant to the provisions of this Article II, and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock that is not registered in the transfer records of the Company, payment may be made to a person other than the person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the person requesting such payment shall pay any transfer or other taxes required by reason of the payment to a person other than the registered holder of such Certificate or establish to the satisfaction of Parent that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section 2.2, each Certificate shall be deemed at any time after the Effective Time to represent only the right to receive upon such surrender, the Merger Consideration as contemplated by this Section 2.2. No interest shall be paid or accrue on any cash payable upon surrender of any Certificate.

        (d)    No Further Ownership Rights in Company Common Stock or Company Stock Options Exchanged For Cash.    The Merger Consideration paid upon the surrender for exchange of Certificates representing shares of Company Common Stock in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock exchanged for cash theretofore represented by such Certificates. The Option Merger Consideration paid with respect to Company Stock Options in accordance with the terms of this Article II and Section 2.1(f) shall be deemed to have been paid in full satisfaction of all rights pertaining to the canceled Company Stock Options and on and after the Effective Time the holder of a Company Stock Option shall have no further rights to exercise any Company Stock Option.

        (e)    Termination of Exchange Fund.    Any portion of the Exchange Fund which remains undistributed to the holders of the Certificates for twelve (12) months after the Effective Time shall be delivered to the Surviving Corporation and any holders of shares of Company Common Stock prior to the Merger who have not theretofore complied with this Article II shall thereafter look only to the Surviving Corporation and only as general creditors thereof for payment of the Merger Consideration.

        (f)    No Liability.    None of Parent, Merger Sub, the Surviving Corporation, the Company or the Exchange Agent, or any employee, officer, director, agent or Affiliate thereof, shall be liable to any Person in respect of Merger Consideration from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. If any Certificate has not been surrendered prior to three (3) years after the Effective Time (or immediately prior to such earlier date on which the Merger Consideration would otherwise escheat to or become the property of any Governmental Entity), any such Merger Consideration in respect of such Certificate shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

        (g)    Investment of Exchange Fund.    The Exchange Agent shall invest any cash included in the Exchange Fund, as directed by the Surviving Corporation, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent. To the extent that there are losses with respect to such investments, or the Exchange Fund diminishes for other reasons below the level required to make prompt payments of the Merger Consideration as contemplated hereby, the Surviving Corporation shall promptly replace or restore the portion of the Exchange Fund lost through investments or other events so as to ensure that the Exchange Fund is, at all times, maintained at a level sufficient to make such payments.

        (h)    Lost Certificates.    If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may require as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration payable in respect thereof, pursuant to this Agreement.

        Section 2.3    Withholding Rights.    The Surviving Corporation or the Exchange Agent, as applicable, shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock or Company Stock Options such amounts as it is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax Law. To the extent that amounts are so withheld by the Surviving Corporation or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock or Company Stock Options in respect of which such deduction and withholding was made by the Surviving Corporation or the Exchange Agent.

        Section 2.4    Dissenters' Rights.    No dissenters' or appraisal rights shall be available with respect to the Merger.

        Section 2.5    Adjustment of Merger Consideration.    In the event that, subsequent to the date of this Agreement but prior to the Effective Time, the shares of Company Common Stock issued and outstanding shall, through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the capitalization of the Company, increase or decrease in number or be changed into or exchanged for a different kind or number of securities, then an appropriate and proportionate adjustment shall be made to the Merger Consideration.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the disclosure schedule delivered by the Company to Parent prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company hereby represents and warrants to each of Parent and Merger Sub as follows (provided, that for purposes of Article III only, each Company Non-Subsidiary Entity shall be deemed to be a subsidiary of the Company, except that each representation and warranty as to such Company Non-Subsidiary Entity shall only be made to the knowledge of the Company):

        Section 3.1    Organization and Qualification; Subsidiaries.

        (a)   The Company and each of its subsidiaries is a corporation or legal entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by the Company to be conducted, except where the failure to be duly organized, existing and in good standing or to have such power and authority would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect (as hereinafter defined) on the Company.

        (b)   The Amended and Restated Charter is in effect, and no dissolution, revocation or forfeiture proceedings regarding the Company or any of the Company's subsidiaries have been commenced.

        (c)   Section 3.1(c) of the Company Disclosure Schedule sets forth:

          (i)    each subsidiary of the Company;

          (ii)   the legal form of each of the Company's subsidiaries including the state or country of formation;

          (iii)  the identity and ownership interest of each of the Company's subsidiaries that is held by the Company or its subsidiaries, and with respect to third party owners, the identity and ownership interest as set forth in the operative documents, in each case, including but not limited to the amount of securities of such subsidiary owned by such owner;

          (iv)  each jurisdiction in which each of the Company's subsidiaries is qualified or licensed to do business; and

          (v)   each assumed name under which each of the Company's subsidiaries conducts business in any jurisdiction.

Except as listed in Section 3.1(c) of the Company Disclosure Schedule, the Company does not own, directly or indirectly, beneficially or of record, any shares of stock or other security of any other entity or any other investment in any other entity, which would be a subsidiary of the Company.

        (d)   The Company and each of its subsidiaries is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so duly qualified or licensed and in good standing would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (e)   Except as set forth in Section 3.1(e) of the Company Disclosure Schedule, all of the outstanding shares of capital stock or other voting securities of each of the Company's subsidiaries that is a corporation have been validly issued and are (A) fully paid and nonassessable, (B) owned by the Company or by one of the Company's subsidiaries, and (C) owned, directly or indirectly, free and clear of any Lien (as hereinafter defined) (including any restriction on the right to vote or sell the same, except as may be provided as a matter of Law), and all equity interests in each of the Company's subsidiaries that is a partnership, joint venture, limited liability company or trust which are owned by the Company, by one of the Company's subsidiaries or by the Company and one of the Company's subsidiaries are owned free and clear of any Lien (including any restriction on the right to vote or sell the same, except as may be provided as a matter of Law). For purposes of this Agreement, "Lien" means, with respect to any asset (including any security), any mortgage, claim, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

        (f)    The Company has made available to Parent correct and complete copies of the Amended and Restated Charter and bylaws of the Company, as currently in effect, and correct and complete copies of the articles of incorporation, bylaws, partnership agreements, joint ventures and operating agreements or similar organizational documents of each of the Company's subsidiaries, as currently in effect.

        Section 3.2    Capitalization.

        (a)   As of the date of this Agreement, the authorized stock of the Company consists of: 150,000,000 shares of capital stock, (i) 106,931,723 of which have been designated as common stock of the Company, par value $.0004 per share (the "Company Common Stock"), of which 36,919,539 shares are issued and outstanding, (ii) 27,849,771 of which have been designated as 8 3/4% Series A Cumulative Redeemable Preferred Stock, par value $.0001 per share (the "Series A Preferred Stock"), of which 5,486,994 shares are issued and outstanding, and (iii) 15,218,506 shares of which have been designated as 6.82% Series 1 Cumulative Redeemable Preferred Stock, par value $.0001 per share (the "Series 1 Preferred Stock" and, together with the Company Common Stock and the Series A Preferred Stock, the "Company Stock"), of which 2,942,463 shares are issued and outstanding. All of the issued and outstanding shares of Company Stock have been validly issued, and are duly authorized, fully paid, nonassessable and free of preemptive rights. As of the date hereof, 195,137 shares of Company Common Stock are reserved for issuance and issuable upon or otherwise deliverable in connection with the exercise of outstanding qualified or nonqualified options to purchase shares of Company Common Stock ("Company Stock Options") issued pursuant to the Company Option Plan (as hereinafter defined). Except as set forth in Section 3.2(a) of the Company Disclosure Schedule, since March 31, 2004, no shares of Company Common Stock have been issued or reserved for issuance or have become outstanding other than pursuant to Company Stock Options already in existence on such date. Except as set forth above or in Section 3.2(a) of the Company Disclosure Schedule, there are outstanding (i) no shares of stock or other voting securities of the Company; (ii) no securities of the Company convertible into or exchangeable for shares of stock or voting securities of the Company; (iii) no options or other rights to acquire from the Company, and no obligations of the Company to issue, any stock, voting securities or securities convertible into or exchangeable for stock or voting securities of the Company; and (iv) no equity equivalents, interests in the ownership or earnings of the Company or other similar rights (collectively, "Company Securities"). Except with respect to the redemption by the Company of 1,500,000 shares of Series A Preferred Stock as announced by the Company on August 13, 2004, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any Company Securities. Section 3.2(a) of the Company Disclosure Schedule sets forth information regarding the current exercise price, date of grant and number granted of Company Stock Options for each holder thereof.

        (b)   Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, there are (i) no securities of the Company's subsidiaries convertible into or exchangeable for shares of stock or voting securities of the Company's subsidiaries; (ii) no options or other rights to acquire from the Company's subsidiaries, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance or sale, directly or indirectly of, any stock or other ownership interests in, or any other securities of, any subsidiary of the Company; (iii) no obligations of the Company's subsidiaries to issue any stock, voting securities or securities convertible into or exchangeable for stock or voting securities of the Company's subsidiaries; and (iv) no equity equivalents, interests in the ownership or earnings of the Company's subsidiaries or other similar rights. There are no outstanding obligations of the Company or its subsidiaries to repurchase, redeem or otherwise acquire any outstanding shares of stock or other ownership interests in any subsidiary of the Company. Except as set forth in Section 3.2(b) of the Company Disclosure Schedule, there are no stockholder agreements, voting trusts or other agreements or understandings to which the Company or any of its subsidiaries is bound relating to the voting of any shares of stock of the Company or any subsidiary of the Company.

        (c)   Except as set forth in Section 3.2(c) of the Company Disclosure Schedule, all dividends or distributions on shares of Company Stock which have been authorized or declared prior to the date of this Agreement have been paid in full.

        (d)   Except as set forth in Section 3.2(d) of the Company Disclosure Schedule, neither the Company nor any of the Company's subsidiaries owns directly or indirectly any interest or investment (whether equity or debt, other than intercompany loans) in any corporation, partnership, limited liability company, joint venture, business trust or entity (other than investments in short-term investment securities) other than shares of stock or other securities of the Company's subsidiaries. With respect to such interests and investments, the Company and each of the Company's subsidiaries owns such interests and investments free and clear of all Liens.

        Section 3.3    Authority Relative to this Agreement; Stockholder Approval.

        (a)   The Company has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby. No other corporate proceedings on the part of the Company or any of its subsidiaries are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated hereby (other than (i) with respect to the Merger and this Agreement, to the extent required by Law (as hereinafter defined), the Company Requisite Vote (as hereinafter defined), and (ii) the formal authorization of the Redemption, and the formal authorization, declaration and/or setting aside by the Board of Directors of the Company (the "Company Board") of, and/or the payment by the Company of, distributions on the Series A Preferred Stock insofar as may be required under the Amended and Restated Charter before, or as a condition to, the consummation of the Redemption (the "Board Redemption Actions")). This Agreement has been duly and validly executed and delivered by the Company and constitutes a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with and subject to its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles.

        (b)   The Company Board has duly and validly authorized the execution and delivery of this Agreement and approved the consummation of the Merger and, with the exception of the Board Redemption Actions, the other transactions contemplated hereby, and taken all other corporate actions required to be taken by the Company Board for the consummation of the Merger and the other transactions contemplated hereby. The Company Board has directed that this Agreement be submitted to the stockholders of the Company for their approval to the extent required by Law and the Amended and Restated Charter. The affirmative approval of this Agreement and the Merger by the holders of shares of Company Common Stock and holders of shares of Series A Preferred Stock, voting together as a single class, representing at least a majority of all votes entitled to be cast by the holders of all outstanding shares of Company Common Stock and Series A Preferred Stock as of the record date for the Company Stockholders' Meeting (the "Company Requisite Vote") is the only vote of the holders of any class or series of stock of the Company necessary to adopt this Agreement and approve the Merger.

        Section 3.4    Reports; Financial Statements.    Except as set forth in Section 3.4 of the Company Disclosure Schedule, the Company has (a) to its knowledge, filed all required forms, reports and documents with the SEC from January 1, 2001 to December 31, 2003 and (b) filed all required forms, reports and documents with the SEC since January 1, 2004, each of which has (in the case of those forms, reports and documents covered under clause (a) above, to its knowledge) complied in all material respects with all applicable requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder applicable to such forms, reports and documents, each as in effect on the dates such forms, reports and documents were filed, except to the extent that such forms, reports and documents have been modified or superceded by later forms, reports and documents filed prior to the date of this Agreement. The Company has made available to Parent, in the form filed with the SEC (including any amendments thereto), (i) its Annual Reports on Form 10-K for each of the fiscal years ended December 31, 2001, 2002 and 2003, respectively, (ii) all definitive proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since January 1, 2001, and (iii) all other reports or registration statements filed by the Company with the SEC since January 1, 2001 (collectively, the "Company SEC Reports"). Except as set forth in Section 3.4 of the Company Disclosure Schedule (and in the case of those Company SEC Reports filed prior to

January 1, 2004, to the knowledge of the Company), none of such forms, reports or documents, including any financial statements or schedules included or incorporated by reference therein, contained, when filed, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent that such statements have been modified or superceded by later Company SEC Reports filed prior to the date of this Agreement. To the extent required (and in the case of those Company SEC Reports filed prior to January 1, 2004, to the knowledge of the Company), the Company has complied in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 (the "S-O Act") that are currently in effect. Except as set forth in Section 3.4 of the Company Disclosure Schedule (and in the case of those Company SEC Reports filed prior to January 1, 2004, to the knowledge of the Company), the consolidated financial statements of the Company included in the Company SEC Reports (except to the extent such statements have been amended or modified by later Company SEC Reports filed prior to the date of this Agreement) filed prior to the date of this Agreement complied as to form in all material respects with applicable accounting standards and the published rules and regulations of the SEC with respect thereto and fairly present in all material respects, in conformity with generally accepted accounting principles ("GAAP") (except, in the case of interim financial statements, as permitted by the applicable rules and regulations of the SEC) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of the unaudited interim financial statements, to normal year-end adjustments).

        Section 3.5    No Undisclosed Liabilities.    Except as set forth in Section 3.5 of the Company Disclosure Schedule or the Company SEC Reports filed prior to the date hereof, none of the Company or its subsidiaries had any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth in a consolidated balance sheet of the Company or in the notes thereto, except for any such liabilities or obligations which would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, after taking into account any assets acquired or services provided in connection with the incurrence of such liabilities or obligations.

        Section 3.6    Absence of Changes.    Except as set forth in Section 3.6 of the Company Disclosure Schedule or the Company SEC Reports filed prior to the date of this Agreement, since the date of the most recent audited financial statements included in the Company SEC Reports filed prior to the date of this Agreement (the "Company Financial Statement Date"), the Company and its subsidiaries have conducted their business only in the usual, regular and ordinary course consistent with past practice, and there have not been (a) any events or circumstances that have had a Material Adverse Effect on the Company, nor has there been any occurrence or circumstance that would have or would reasonably be likely to have a Material Adverse Effect on the Company, (b) except for regular quarterly distributions (in the case of the Company) not in excess of $0.28 per share of Company Common Stock, $0.35 per share of the Series A Preferred Stock and $0.29 per share of the Series 1 Preferred Stock or distributions otherwise permitted by Section 6.10, in each case with customary record and payment dates, any declaration, setting aside or payment of any dividend or other distribution (whether in cash, stock or property) with respect to any shares of Company Stock, (c) any split, combination or reclassification of any shares of Company Stock or any issuance or the authorization of any issuance of any other securities in respect of, in lieu of or in substitution for, or giving the right to acquire by exchange or exercise, shares of its beneficial interest or any issuance of an ownership interest in, any of the Company's subsidiaries, except as contemplated by this Agreement or for the issuance or exercise of Company Stock Options, (d) any damage, destruction or loss, whether or not covered by insurance, that has had, would have or would reasonably be likely to have a Material Adverse Effect on the Company, (e) any change made prior to the date of this Agreement in accounting principles or material accounting practices by the Company or any of the Company's subsidiaries, except insofar as may have been disclosed in the Company SEC Reports filed prior to the date of this Agreement or required by a change in GAAP, or (f) any amendment of any employment, consulting, severance, retention or any other agreement between the Company and any officer of the Company.

        Section 3.7    Consents and Approvals; No Violations.    Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, the Securities Act, the Exchange Act, state securities or blue sky Laws, the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act") or any other Antitrust Law (as hereinafter defined), the filing and recordation of the Articles of Merger as required by the MGCL and as otherwise set forth in Section 3.7 of the Company Disclosure Schedule, no filing with or notice to, and no permit, authorization, consent or approval of, (i) any court or tribunal or administrative, governmental or regulatory body, agency or authority (a "Governmental Entity") or (ii) any other third party, is necessary for the execution and delivery by the Company of this Agreement or the consummation by the Company of the Merger or any of the other transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. Except as set forth in Section 3.7 of the Company Disclosure Schedule, neither the execution, delivery or performance of this Agreement by the Company nor the consummation by the Company of the Merger or any of the other transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective articles or bylaws (or similar organizational documents) of the Company or any of its subsidiaries, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien or result in the reduction or loss of any benefit) under, any of the terms, conditions or provisions of any loan, note, bond, mortgage, credit agreement, reciprocal easement agreement, permit, concession, franchise, indenture, lease, license, contract, agreement or other instrument or obligation to which the Company or any of its subsidiaries is a party or by which any of them or any of their respective properties or assets may be bound or any Company Permit (as hereinafter defined), or (iii) violate any foreign or domestic law, order, writ, injunction, decree, ordinance, award, stipulation, statute, judicial or administrative doctrine, rule or regulation entered by a Governmental Entity ("Law") applicable to the Company or any of its subsidiaries or any of their respective properties or assets, in each case with respect to (ii) and (iii) above, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. For purposes of this Agreement, "Antitrust Law" means the Sherman Act, as amended, the Clayton Act, as amended, the HSR Act, the Federal Trade Commission Act, as amended, and all other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or creation or strengthening of a dominant position or lessening of competition through merger or acquisition.

        Section 3.8    No Default.    Neither the Company nor any of its subsidiaries is in violation of (i) any material term of its articles or bylaws (or other similar organizational documents), (ii) any agreement or instrument related to indebtedness for borrowed money or any other agreement to which it is a party or by which it is bound, or (iii) any Law applicable to the Company, its subsidiaries or any of their respective properties or assets, in each case with respect to clauses (ii) and (iii) above, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 3.9    Litigation.    Except (i) as listed in Section 3.9 of the Company Disclosure Schedule, (ii) as set forth in the Company SEC Reports filed prior to the date of this Agreement, or (iii) for suits, claims, actions, proceedings or investigations arising from the usual, regular and ordinary course of operations of the Company and its subsidiaries involving (A) collection matters or (B) personal injury or other tort litigation which are covered by adequate insurance (subject to customary deductibles), there is no Dispute pending or, to the Company's knowledge, threatened in writing against the Company or any of its subsidiaries or any of its or their respective properties or assets that (1) involves amounts in excess of $100,000 individually or in excess of $1,000,000 in the aggregate or (2) questions the validity of this Agreement or any action to be taken by the Company in connection with the consummation of the Merger. None of the Company or its subsidiaries is subject to any Judgment.

        Section 3.10    Compliance with Applicable Law.    The Company and each of its subsidiaries hold all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities and third parties necessary for the lawful conduct of their respective businesses (the "Company Permits"), except for Company Permits the absence of which would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company and each of its subsidiaries are in compliance with the terms of the Company Permits, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. The businesses of the Company and each of its subsidiaries are not being conducted in violation of any Law applicable to the Company or its subsidiaries, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. Except as set forth in Section 3.10 of the Company Disclosure Schedule, to the Company's knowledge, no investigation or review by any Governmental Entity with respect to the Company or its subsidiaries is pending or threatened in writing, nor, to the Company's knowledge, has any Governmental Entity indicated an intention to conduct the same.

        Section 3.11    Properties.

        (a)   Section 3.11(a) of the Company Disclosure Schedule sets forth a correct and complete list and address of all real property owned or leased by the Company and its subsidiaries (including its headquarters and leases of office space) as of the date of this Agreement and a list of construction completion dates of all buildings, structures and other improvements (together with all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property, are individually referred to herein as "Company Property" and collectively referred to herein as the "Company Properties"). The Company has previously made available to Parent copies of the site plans setting forth the accurate boundaries of the Company Properties. Each of the Company Properties is owned or leased by the Company and its subsidiaries, as indicated in Section 3.11(a) of the Company Disclosure Schedule. The Company and its subsidiaries own or, if so indicated in Section 3.11(a) of the Company Disclosure Schedule, lease each of the Company Properties, in each case free and clear of any Liens, title defects, contractual restrictions, covenants or reservations of interests in title (collectively, "Property Restrictions"), except for (i) Permitted Liens, (ii) Property Restrictions imposed or promulgated by Law or by any Governmental Entity which are customary and typical for similar properties or (iii) Property Restrictions which do not, individually or in the aggregate, interfere materially with the current use of such property. None of the matters described in clauses (i), (ii) and (iii) above would have or would reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. There are no defaults under any of the Property Restrictions, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company. For purposes of this Agreement, "Permitted Liens" means (i) Liens for Taxes not yet due or delinquent or as to which there is a good faith dispute and for which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP), (ii) with respect to real property, any title defect disclosed on the Company Title Insurance Policies (as defined herein) or an existing lender's title insurance policies made available to Parent (whether material or immaterial), Liens and obligations arising under the Company Material Contracts, the Company Space Leases (as defined herein) and any other Lien which does not, individually or in the aggregate, interfere materially with the current use of such property (assuming its continued use in the manner in which it is currently used), (iii) inchoate materialmen's, mechanics', carriers', workmen's and repairmen's liens arising in the usual, regular and ordinary course and not past due and payable or the payment of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP) and (iv) mortgages and deeds of trust (which are listed in the Company Disclosure Schedule). The Company Properties are adequate to permit the use thereof in the manner they are currently utilized by the Company and its subsidiaries, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (b)   Section 3.11(b) of the Company Disclosure Schedule sets forth a correct and complete list of all agreements for the pending acquisition, sale, option to sell, right of first refusal, right of first offer or any other contractual right to sell, dispose of, or lease (by merger, purchase or sale of assets or stock or otherwise) any personal property valued at $25,000 or more. The Company and each of its subsidiaries have good and sufficient title to all the material personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the consolidated balance sheet of the Company and its subsidiaries as of December 31, 2003, except as since sold or otherwise disposed of in the usual, regular and ordinary course of business), free and clear of all Liens, except for Permitted Liens.

        (c)   Except as provided for in Section 3.11(c) of the Company Disclosure Schedule, the Company or its subsidiaries has good, marketable and insurable fee simple title to or a valid leasehold interest in the Company Properties, and valid policies of title insurance (each a "Company Title Insurance Policy") have been issued insuring as of the effective date of each such Company Title Insurance Policy the Company's or the applicable subsidiary's (or the applicable predecessor's or acquiror's) fee simple title to or leasehold interest in the Company Properties, subject only to the matters disclosed on the Company Title Insurance Policies and Permitted Liens, and to the Company's knowledge, such policies are, at the date hereof, valid and in full force and effect and no claim has been made against any such policy. A correct and complete copy of each Company Title Insurance Policy has been previously made available to Parent.

        (d)   Except as provided for in Section 3.11(d) of the Company Disclosure Schedule, the Company has no knowledge (i) that any certificate, permit or license from any Governmental Entity having jurisdiction over any of the Company Properties or any agreement, easement or other right of an unlimited duration which is necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or which is necessary to permit the lawful use or operation of all utilities, parking areas, detention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties has not been obtained and is not in full force and effect, or of any pending written threat of modification or cancellation of any of same, which would have or would reasonably be likely to have a material adverse effect on such Company Property; (ii) of any written notice of any violation that is uncured and not waived of any federal, state or municipal law, ordinance, order, regulation or requirement affecting any of the Company Properties which would have or would reasonably be likely to have a material adverse effect on such Company Property as applicable; (iii) of any structural defects relating to any Company Properties which would have or would reasonably be likely to have a material adverse effect on such Company Property; (iv) of any Company Properties whose building systems are not in working order to an extent which would have or would reasonably be likely to have a material adverse effect on such Company Property; (v) of any physical damage to any Company Properties to an extent which would have or would reasonably be likely to have a material adverse effect on such Company Property, individually or in the aggregate; or (vi) of any current material renovation or uninsured restoration underway to any Company Properties.

        (e)   Except as provided for in Section 3.11(e) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has received any written notice to the effect that (i) any condemnation or rezoning proceedings are pending or threatened with respect to any of the Company Properties, or (ii) any Laws including, without limitation, any zoning regulation or ordinance, building or similar law, code, ordinance, order or regulation has been violated for any Company Property, which in the case of clauses (i) and (ii) above would have or would reasonably be likely to have, individually or in the aggregate, a material adverse effect on such Company Property, as applicable.

        (f)    Except as provided for in Section 3.11(f) of the Company Disclosure Schedule, the rent rolls for the Company Properties dated as of August 2004, which previously have been made available to the Parent, list each lease, sublease, ground lease or other right of occupancy that the Company or its subsidiaries are party to as landlord with respect to each of the applicable Company Properties (the "Company Space Leases"), and are correct and complete in all respects (except for discrepancies that would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company). The Company has made available to Parent correct and complete copies of all Company Space Leases, including all amendments, modifications, supplements, renewals, extensions and guarantees related thereto, as of the date hereof. Except as set forth in Section 3.11(f) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries, on the one hand, nor, to the knowledge of the Company, any other party, on the other hand, is in monetary default under any Company Space Lease, except for defaults that are disclosed in the rent rolls or that would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (g)   Except as provided for in Section 3.11(g) of the Company Disclosure Schedule, all work required to be performed, payments required to be made and actions required to be taken prior to the date hereof pursuant to any agreement entered into with a Governmental Entity in connection with a site approval, zoning reclassification or other similar action relating to any Company Properties (e.g., local improvement district, road improvement district, environmental mitigation) have been performed, paid or taken, as the case may be, other than those where, individually or in the aggregate, the failure would not have or would not reasonably be likely to have a Material Adverse Effect on the Company.

        (h)   Section 3.11(h) of the Company Disclosure Schedule sets forth a correct and complete list of each ground lease pursuant to which the Company or any of its subsidiaries is a lessee (individually, "Ground Lease" and collectively, "Ground Leases"). Each Ground Lease is in full force and effect and is valid, binding and enforceable in accordance with its terms against (a) the Company or any of its subsidiaries, and (b) to the knowledge of the Company, the other parties thereto, except as would not have, or would not reasonably be likely to have, individually or in the aggregate, a material adverse effect on the applicable Company Property. Except as listed in Section 3.11(h) of the Company Disclosure Schedule or which would not have, or would not reasonably be likely to have, individually or in the aggregate, a material adverse effect on the applicable Company Property, the Company or any of its subsidiaries have performed all obligations required to be performed by it to date under each of the Ground Leases and neither the Company nor any of its subsidiaries, nor to the knowledge of the Company, any other party, is in default under any Ground Lease (and to the Company's knowledge, no event has occurred which, with due notice or lapse of time or both, would constitute such a default). No option has been exercised under any of such Ground Leases, except options whose exercise has been evidenced by a written document as described in Section 3.11(h) of the Company Disclosure Schedule. The Company has made available to Parent a correct and complete copy of each Ground Lease and all amendments thereto.

        (i)    Except as set forth in Section 3.11(i) of the Company Disclosure Schedule or which would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, to the knowledge of the Company, (i) there are no pending CAM or similar audits by any third party, (ii) there are no pending real property tax protests or related litigation and

(iii) all rent and CAM (through 2003) have been properly calculated and billed to tenants pursuant to their leases.

        (j)    Except as set forth in Section 3.11(j) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has granted any unexpired option agreements or rights of first refusal with respect to the purchase of a Company Property or any portion thereof or any other unexpired rights in favor of third Persons to purchase or otherwise acquire a Company Property or any portion thereof or entered into any contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof.

        (k)   Section 3.11(k) of the Company Disclosure Schedule sets forth a correct and complete list of all of the contracts, documents or other agreements which are currently in effect whereby the Company or any of its subsidiaries is entitled to receive site work or other reimbursements from any third party, pursuant to which the Company or any of its subsidiaries is currently entitled to receive at least $250,000 (the "Reimbursement Agreements").

        (l)    Except as set forth in Section 3.11(l) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to any agreement relating to the management of any of the Company Properties by a party other than the Company or any wholly owned Company subsidiaries (a "Third Party").

        (m)  Neither the Company nor any of its subsidiaries is a party to any agreement pursuant to which the Company or any of its subsidiaries manages any real properties for any Third Party.

        (n)   Except for those contracts or agreements set forth in Section 3.11(n) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has entered into any contract or agreement (collectively, the "Participation Agreements") with any third party or any employee, consultant, Affiliate or other person (the "Participation Party") which provides for a right of such Participation Party to participate, invest, join, partner, have any interest in whatsoever (whether characterized as a contingent fee, profits interest, equity interest or otherwise) or have the right to any of the foregoing in any proposed or anticipated investment opportunity, joint venture, partnership or any other current or future transaction or property in which the Company or any subsidiary has or will have an interest, including but not limited to those transactions or properties identified, sourced, produced or developed by such Participation Party (a "Participation Interest"). Section 3.11(n) of the Company Disclosure Schedule sets forth the only transactions or Company Properties for which any Participation Party currently has a Participation Interest pursuant to such Participation Agreements.

        Section 3.12    Employee Plans.

        (a)   Section 3.12(a) of the Company Disclosure Schedule sets forth a list of all material "employee benefit plans," as defined in Section 3(3) of the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), and all other employee benefit plans or other benefit arrangements or payroll practices including bonus plans, fringe benefits, executive compensation, consulting or other compensation agreements, change in control agreements, incentive, equity or equity-based compensation, deferred compensation arrangements, stock purchase, severance pay, sick leave, vacation pay, salary continuation, hospitalization, medical benefits, life insurance, scholarship programs, directors' benefit, bonus or other incentive compensation, which the Company or any of its subsidiaries sponsors, maintains, contributes to or has any obligation to contribute to (each a "Company Employee Benefit Plan" and collectively, the "Company Employee Benefit Plans"). None of the Company Employee Benefit Plans is or has been subject to Title IV of ERISA, or is or has been subject to Sections 4063 or 4064 of ERISA, nor has the Company, its subsidiaries or any trade or business (whether or not incorporated) which is under common control, or which is treated as a single employer, with the Company or any subsidiary under Section 414(b), (c), (m) or (o) of the Code ("ERISA Affiliate") obligated to contribute to a multiemployer plan, as defined in Section 3(37) of

ERISA (a "Multiemployer Plan"). Neither the Company nor any ERISA Affiliate has incurred any material present or contingent liability under Title IV of ERISA, nor does any condition exist which could reasonably be likely to result in any such liability.

        (b)   Correct and complete copies of the following documents, with respect to each of the Company Employee Benefit Plans (other than a Multiemployer Plan, of which there are none) have been made available to Parent by the Company: (i) any plans and related trust documents, and amendments thereto; (ii) the three most recent Forms 5500 and schedules thereto, if applicable; (iii) the most recent Internal Revenue Service ("IRS") determination letter (which resulted from a proper and timely filing with the IRS), if applicable; (iv) the three most recent financial statements and actuarial valuations, if applicable; and (v) summary plan descriptions, if applicable.

        (c)   Except as set forth in Section 3.12(c) of the Company Disclosure Schedule or as would not have or would not reasonably be likely to have a Material Adverse Effect on the Company, (i) the Company and its subsidiaries have performed all obligations required to be performed by them under all Company Employee Benefit Plans; (ii) the Company Employee Benefit Plans have been administered in compliance with their terms and the requirements of ERISA, the Code and other applicable Laws; (iii) all contributions (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Employee Benefit Plans to any funds or trusts established thereunder or in connection therewith have been made by the due date thereof and all contributions for any period ending on or before the Effective Time which are not yet due will have been paid or accrued prior to the Effective Time; (iv) there are no actions, suits, arbitrations, investigations, audits or claims (other than routine claims for benefits) filed, or to the Company's knowledge, threatened in writing with respect to any Company Employee Benefit Plan; and (v) the Company and its subsidiaries have no liability as a result of any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) for any excise Tax or civil penalty.

        (d)   Neither the Company nor any of its ERISA Affiliates is subject to any unsatisfied withdrawal liability with respect to any Multiemployer Plan.

        (e)   Each of the Company Employee Benefit Plans which is intended to be "qualified" within the meaning of Section 401(a) of the Code has received a determination letter from the IRS to the effect that such plan is "qualified" and that the trusts maintained pursuant thereto are exempt from federal income taxation under Section 501 of the Code. The Company knows of no fact which would adversely affect the qualified status of any such Company Employee Benefit Plan or the exemption of such trust.

        (f)    Except as set forth in Section 3.12(f) of the Company Disclosure Schedule, none of the Employee Benefit Plans provide for continuing post-employment health or life insurance coverage for any participant or any beneficiary of a participant except as may be required under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or similar state law ("COBRA").

        (g)   Except as set forth in Section 3.12(g) of the Company Disclosure Schedule, no stock or other security issued by the Company forms or has formed a material part of the assets of any Company Employee Benefit Plan.

        (h)   Except as set forth in Section 3.12(h) of the Company Disclosure Schedule, neither the execution and delivery of this Agreement nor the consummation of the Merger will (i) result in any material payment becoming due, or materially increase the amount of compensation due, to any current or former employee of the Company or any of its subsidiaries; (ii) materially increase any benefits otherwise payable under any Company Employee Benefit Plan; (iii) result in the acceleration of the time of payment or vesting of any such material benefits; or (iv) result in any payment that will not be deductible for federal tax purposes under Section 280G or Section 162(m) of the Code.

        (i)    Except as identified in Section 3.12(i) of the Company Disclosure Schedule, no "leased employee" as that term is defined in Section 414(n) of the Code, performs services for the Company. No leased employee is eligible to participate in any Company Employee Benefit Plan.

        Section 3.13    Labor Matters.

        (a)   Section 3.13(a) of the Company Disclosure Schedule sets forth a list of all temporary staffing, labor or collective bargaining agreements to which the Company or any subsidiary is party (excluding personal services contracts) and, except as set forth therein, there are no such temporary staffing, labor or collective bargaining agreements that pertain to the Company or any of its subsidiaries. The Company has heretofore made available to Parent correct and complete copies of the labor or collective bargaining agreements listed on Section 3.13(a) of the Company Disclosure Schedule, together with all material amendments, modifications, supplements and side letters affecting the duties, rights and obligations of any party thereunder.

        (b)   Except as disclosed in Section 3.13(b) of the Company Disclosure Schedule, (i) no employees of the Company or any of its subsidiaries are represented by any labor organization; (ii) no labor organization or group of employees of the Company or any of its subsidiaries has made a written demand for recognition or certification; (iii) to the Company's knowledge, there are no representation or certification proceedings or petitions seeking a representation proceeding presently filed, or to the Company's knowledge, threatened in writing to be brought or filed with the National Labor Relations Board or any other labor relations tribunal or authority; (iv) to the Company's knowledge, there are no organizing activities involving the Company or any of its subsidiaries pending with any labor organization or group of employees of the Company or any of its subsidiaries, and (v) the Company and its subsidiaries are not affected and have not been affected in the past by any actual or threatened work stoppage strike or other labor disturbance.

        (c)   There are no unfair labor practice charges, grievances or complaints filed or, to the Company's knowledge, threatened in writing by or on behalf of any employee or group of employees of the Company or any of its subsidiaries.

        (d)   Except as set forth in Section 3.13(d) of the Company Disclosure Schedule, there are no complaints, charges or claims against the Company or any of its subsidiaries filed or, to the knowledge of the Company, threatened in writing to be brought or filed, with any federal, state or local Governmental Entity or arbitrator based on, arising out of, in connection with, or otherwise relating to the employment or termination of employment of any individual by the Company or any of its subsidiaries.

        (e)   Except as set forth in Section 3.13(e) of the Company Disclosure Schedule, (i) the Company and each of its subsidiaries is in compliance in all material respects with all Laws relating to the employment of labor, including all such Laws relating to wages, hours, the Worker Adjustment and Retraining Notification Act and any similar state or local "mass layoff" or "plant closing" Law ("WARN"), collective bargaining, discrimination, civil rights, affirmative action, safety and health, workers' compensation and the collection and payment of withholding and/or social security Taxes and any similar Tax, except for immaterial non-compliance; and (ii) there has been no "mass layoff" or "plant closing" as defined by WARN with respect to the Company or any of its subsidiaries within the last six (6) months.

        Section 3.14    Environmental Matters.    Except as disclosed in Section 3.14 of the Company Disclosure Schedule, (i) each of the Company and its subsidiaries and the Company Properties is in compliance with Environmental Laws, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (ii) each of the Company and its subsidiaries has obtained and currently possess and maintain all permits required by Environmental Laws (collectively, "Company Environmental Permits") for each of their respective operations, all such Company Environmental Permits are in good standing, and each of the Company and its subsidiaries is in compliance with the terms and conditions of such Company Environmental Permits, except in each such case as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (iii) none of the Company and its subsidiaries or real property currently or, to the knowledge of the Company, formerly owned, leased or operated by the Company or its subsidiaries or any of their respective predecessors is subject to any pending or, to the knowledge of the Company, threatened Environmental Claim, except in each such case as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (iv) none of the Company and its subsidiaries and, to the knowledge of the Company, no other party whose liability would be attributable to the Company or any of its subsidiaries, has generated, arranged for the disposal of or otherwise caused to be disposed of any Hazardous Material at any off-site location at which the Company and its subsidiaries would reasonably be expected to be liable for undertaking or paying for any investigation or any other action to respond to the release or, to the knowledge of the Company, threatened release of any Hazardous Material or would reasonably be expected to be required to pay natural resource damages, except in any such case as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (v) no Company Property or any property currently or, to the knowledge of the Company, formerly owned, leased or operated by the Company and its subsidiaries or any of their respective predecessors has been the subject of any treatment, storage, disposal, accumulation, generation, or release of Hazardous Materials in any manner which would reasonably be expected to give rise to liability under Environmental Laws or need to undertake any action to respond to such Hazardous Materials, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (vi) there are no wetlands at any of the Company Properties nor is any Company Property subject to any current or, to the knowledge of the Company, threatened environmental deed restriction, use restriction, institutional or engineering control or order or agreement with any Governmental Entity or any other restriction of record, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (vii) the Company and its subsidiaries have made available to Parent all environmental audits, reports and other material environmental documents in their possession or control relating to their current and, to the extent the Company or its subsidiaries have knowledge that they are potentially liable, their or any of their respective predecessors' formerly owned or operated properties, facilities or operations; (viii) no capital expenditures are presently required to maintain or achieve compliance with Environmental Laws, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (ix) to the knowledge of the Company, there are no underground storage tanks, polychlorinated biphenyls ("PCB") or PCB-containing equipment, except for PCB or PCB-containing equipment owned by utility companies, or asbestos or asbestos-containing materials at any Company Property, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company; (x) there have been no significant incidents of water damage or visible evidence of mold, bacteria or toxic growth at any of the Company Properties, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company and (xi) except for customary terms in favor of lenders in mortgages and trusts, none of the Company or its subsidiaries has assumed any liability of or duty to indemnify any third party for any claim, damage or loss arising out of any Hazardous Material or pursuant to any Environmental Law, as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        As used in this Agreement:

        "Environmental Claims" means any and all administrative, regulatory, judicial or third-party claims, demands, notices of violation or non-compliance, directives, proceedings, investigations, orders, decrees, judgments or other allegations of noncompliance with or liability or potential liability relating in any way to any Environmental Law or any Company Environmental Permit, as the case may be.

        "Environmental Laws" means all applicable federal, state, and local Laws, rules and regulations, orders, judgments, decrees and other legal requirements including, without limitation, common law relating to pollution or the regulation and protection of human health, safety, the environment or natural resources, including, but not limited to, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.); the Hazardous Materials Transportation Act, as amended (49 U.S.C. §. 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. §. 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6901 et seq.); the Toxic Substances Control Act, as amended (42 U.S.C. §. 7401 et seq.); the Clean Air Act, as amended (42 U.S.C. § 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. § 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.); and their state and local counterparts or equivalents and any transfer of ownership notification or approval statute.

        "Hazardous Material" means all substances, pollutants, chemicals, compounds, wastes, including, without limitation, petroleum and any fraction thereof or substances otherwise potentially injurious to human health and the environment, including without limitation bacteria, mold, fungi or other toxic growth, regulated under Environmental Laws.

        Section 3.15    Tax Matters.

        (a)   All federal and all other material Tax Returns (as hereinafter defined) required to be filed by or on behalf of the Company or any of its subsidiaries have been filed with the appropriate taxing authorities in all jurisdictions in which such Tax Returns are required to be filed (after giving effect to any valid extensions of time in which to make such filings), and all such Tax Returns, as amended, were accurate and complete in all material respects. Except as and to the extent publicly disclosed by the Company in the Company SEC Reports filed prior to the date of this Agreement or as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) all Taxes payable by or on behalf of the Company or any of its subsidiaries (whether or not shown in a Tax Return) have been fully and timely paid or adequately provided for in accordance with GAAP, and (ii) adequate reserves or accruals for Taxes have been provided in accordance with GAAP with respect to any period for which Tax Returns have not yet been filed or for which Taxes are not yet due and owing. Except as set forth in Section 3.15(a) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has executed or filed with the IRS or any other taxing authority any agreement, waiver or other document or arrangement extending or having the effect of extending the period for assessment or collection of material Taxes (including, but not limited to, any applicable statute of limitation), and no power of attorney with respect to any Tax matter is currently in force.

        (b)   Except as set forth in Section 3.15(b) of the Company Disclosure Schedule, the Company (i) for all taxable years commencing with its taxable year ended December 31, 1997 through the most recent December 31, has been subject to taxation as a real estate investment trust (a "REIT") within the meaning of Section 856 of the Code and has satisfied all requirements to qualify as a REIT for such years, (ii) has operated, and will continue to operate through the Closing Date, in such a manner as to qualify as a REIT (without regard to the REIT distribution requirements); provided that the Company's taxable year in which the Closing occurs will not close at the time of the Closing, and the Company's qualification as a REIT for such year will depend, in part, upon its method of operation post-Closing; as a result, in making this representation, it is assumed that commencing with the Closing and through the end of the Company's taxable year in which the Closing occurs, the Company will continue to be organized and operate in accordance with the requirements for qualification and taxation as a REIT under the Code, and (iii) has not taken or omitted to take any action which would reasonably be likely to result in a challenge to its status as a REIT, and, to the Company's knowledge, no challenge to the Company's status as a REIT is pending or threatened in writing. Except as set forth in Section 3.15(b) of the Company Disclosure Schedule, each subsidiary of the Company that is a partnership, joint venture, or limited liability company (i) has been since its formation and continues to be treated for federal income tax purposes as a partnership or disregarded entity, as the case may be, and not as a corporation or an association taxable as a corporation and (ii) has not since the later of its formation or the acquisition by the Company of a direct or indirect interest therein, owned any assets (including, without limitation, securities) that would cause the Company to violate Section 856(c)(4) of the Code. Each subsidiary of the Company that is a corporation has been since the later of the date of its formation or the date on which such subsidiary became a subsidiary of the Company a "qualified REIT subsidiary" pursuant to Section 856(i) of the Code or a "taxable REIT subsidiary" pursuant to Section 856(l) of the Code. Except as set forth in Section 3.15(b) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries holds any asset (i) the disposition of which would be subject to rules similar to Section 1374 of the Code as a result of (A) an election under IRS Notice 88-19 or Treasury regulations § 1.337(d)-5T or § 1.337(d)-6 or (B) the application of Treasury regulations § 1.337(d)-7, or (ii) which is subject to a consent filed pursuant to section 341(f) of the Code and the regulations thereunder.

        (c)   Except as set forth in Section 3.15(c) of the Company Disclosure Schedule, since January 1, 2001, the Company has incurred no liability for excise taxes under Sections 857(b), 860(c) or 4981 of the Code, including without limitation any excise tax arising from a prohibited transaction described in Section 857(b)(6) of the Code or any tax arising from "redetermined rents, redetermined deductions and excess interest" described in Section 857(b)(7) of the Code, and neither the Company nor any of its subsidiaries has incurred any material liability for Taxes other than in the usual, regular and ordinary course of business. No event has occurred and no condition or circumstance exists which presents a material risk that any material Tax described in the preceding sentence will be imposed upon the Company or its subsidiaries.

        (d)   All material deficiencies asserted or assessments made as a result of any examinations by the IRS or any other taxing authority of the Tax Returns of or covering or including the Company or any of its subsidiaries (i) have been fully paid or (ii) are being contested in good faith in appropriate proceedings and are disclosed in Section 3.15(d) of the Company Disclosure Schedule, except as disclosed otherwise in Section 3.15(d) of the Company Disclosure Schedule or as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, and, to the knowledge of the Company, there are no other audits relating to any material Taxes by any taxing authority in progress, nor has the Company or any of its subsidiaries received any written notice from any taxing authority that it intends to conduct such an audit.

        (e)   Except as set forth in Section 3.15(e) of the Company Disclosure Schedule, and, except as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company and its subsidiaries (i) have complied in all material respects with all applicable Laws, rules and regulations relating to the payment and withholding of Taxes, (ii) have duly and timely withheld from employee salaries, wages and other compensation and have paid over to the appropriate taxing authorities all material amounts required to be withheld and paid over on or prior to the due date thereof under all applicable Laws and (iii) have properly completed and timely filed all IRS Forms W-2 and 1099 required thereof.

        (f)    The Company has made available to Parent correct and complete copies of (A) all federal and other Tax Returns of the Company and its subsidiaries relating to the taxable periods ending since December 31, 2000 which have been filed and (B) any audit report issued within the last five years relating to any Taxes due from or with respect to the Company or any of its subsidiaries.

        (g)   Except as set forth in Section 3.15(g) of the Company Disclosure Schedule or as would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, no claim has been made in writing by a taxing authority in a jurisdiction where the Company or any of its subsidiaries does not file Tax Returns such that the Company or any such subsidiary is or may be subject to taxation by that jurisdiction.

        (h)   Except as set forth in Section 3.15(h) of the Company Disclosure Schedule, neither the Company nor any other Person on behalf of the Company or any of its subsidiaries has requested any extension of time within which to file any material income Tax Return, which material income Tax Return has since not been filed.

        (i)    Except as set forth in Section 3.15(i) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries is a party to any Tax sharing, Tax protection or similar agreement or arrangement other than any agreement or arrangement between the Company and any of its subsidiaries, pursuant to which it will have any obligation to make any payments after the Closing.

        (j)    Except as set forth in Section 3.15(j) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has requested a private letter ruling from the IRS or comparable rulings from other taxing authorities.

        (k)   Neither the Company nor any of its subsidiaries is a party to any contract, agreement, plan or arrangement covering any persons that, individually or collectively, could give rise to the payment of any amount that would not be deductible by reason of Section 280G of the Code, or would constitute compensation in excess of the limitations set forth in Section 162(m) of the Code.

        (l)    Each of the Company and its subsidiaries has disclosed to the IRS on the appropriate Tax Returns any Reportable Transaction in which it has participated. Each of the Company and its subsidiaries has retained all documents and other records pertaining to any Reportable Transaction in which it has participated, including documents and other records listed in Treasury Regulation Section 1.6011-4(g) and any other documents and other records which are related to any Reportable Transaction in which it has participated but not listed in Treasury Regulation Section 1.6011-4(g).

        (m)  For purposes of this Agreement, "Tax" or "Taxes" shall mean all taxes, charges, fees, imposts, levies, gaming or other assessments, including all net income, gross receipts, capital, sales, use, ad valorem, value added, transfer, franchise, profits, inventory, capital stock, license, withholding, payroll, employment, social security, unemployment, excise, severance, stamp, occupation, property and estimated axes, customs duties, fees, assessments and charges of any kind whatsoever, together with any interest and any penalties, fines, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) and shall include any transferee or successor liability in respect of taxes, any liability in respect of taxes under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law, or imposed by contract, tax sharing agreement, tax indemnity agreement or any similar agreement. "Tax Returns" shall mean any report, return, document, declaration or any other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including information returns, any document with respect to or accompanying payments or estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return document, declaration or other information. "Reportable Transaction" shall have the meaning set forth in Section 1.6011-4(b) of the Treasury Regulations.

        Section 3.16    Material Contracts.

        (a)   Section 3.16(a) of the Company Disclosure Schedule sets forth a list of all Company Material Contracts (as hereinafter defined). The Company has heretofore made available to Parent correct and complete copies of all material written contracts and agreements and described all known material oral contracts and agreements (and in each case all amendments, modifications and supplements thereto and all side letters to which the Company, any Company Non-Subsidiary Entity or any of their subsidiaries is a party affecting the obligations of any party thereunder) to which the Company, any Company Non-Subsidiary Entity or any of their subsidiaries is a party or by which any of their properties or assets are bound, including all: (i) (A) employment, severance, change in control, labor, collective bargaining, leasing and property management, consulting and brokerage (other than those terminable within thirty (30) days without termination fee or penalty) agreements and agreements relating to tenant improvements (but excluding (x) personal service contracts and (y) contracts which provide for payments of not more than $50,000 individually and not more than $500,000 in the aggregate), (B) non-competition contracts, and (C) indemnification contracts with officers and directors of the Company or any of its subsidiaries; (ii) partnership or joint venture agreements; (iii) agreements for the pending sale, option to sell, right of first refusal, right of first offer or any other contractual right to sell, dispose of, or lease (in excess of 5,000 square feet), by merger, purchase or sale of assets or stock or otherwise, (A) the Company Properties or any other real property or (B) except as in the usual, regular and ordinary course of business consistent with past practice, any personal property; (iv) loan or credit agreements, letters of credit, bonds, mortgages, indentures, guarantees, rate lock or similar agreements, or other agreements or instruments evidencing indebtedness for borrowed money by the Company or any of its subsidiaries or any such agreement pursuant to which indebtedness for borrowed money may be incurred, or evidencing security for any of the foregoing; (v) agreements that purport to limit, curtail or restrict the ability of the Company or any of its subsidiaries to compete in any geographic area or line of business, other than exclusive lease provisions, non-compete provisions and other similar leasing restrictions entered into by the Company in the usual, regular and ordinary course of business consistent with past practice contained in the Company Space Leases and in other recorded documents by which real property was conveyed by the Company to any user, or to hire or solicit the hire for employment of any individual or group; (vi) contracts or agreements that would be required to be filed as an exhibit to the Form 10-K or Forms 10-Q filed by the Company with the SEC since March 31, 2004; (vii) tax protection agreements; (viii) each contract (including, without limitation, any brokerage agreements) entered into by the Company or any of its subsidiaries, which may result in total payments by or liability of the Company or any subsidiary of the Company in excess of $100,000 annually, other than any Company Space Leases and any documents relating to the indebtedness described in Section 3.16(a)(iv); provided, however, any contract under clause (viii) above that, by its terms, is terminable within thirty (30) days (without termination fee or penalty) of the date of this Agreement shall not be deemed to be a Company Material Contract; (ix) the contracts included in Section 3.11 of the Company Disclosure Schedule; and (x) contracts and agreements to enter into any of the foregoing (such contracts and agreements, the "Company Material Contracts"). Section 3.16(a) of the Company Disclosure Schedule lists, as of June 30, 2004, the outstanding principal balance, maturity date and applicable interest rate (including the method or formula for calculating any interest that is not a fixed percentage of the principal balance) for the indebtedness evidenced by each loan listed on the Company Disclosure Schedule pursuant to Section 3.16(a)(iv) hereof.

        (b)   Each of the Company Material Contracts is in full force and effect and constitutes the valid and legally binding obligation of the Company or its subsidiaries, enforceable against the Company or its subsidiaries, as the case may be, in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles). To the Company's knowledge, there is no default (nor does there exist any condition which upon the passage of time or the giving of notice or both would cause such a violation or default) under any Company Material Contract so listed by the Company as would have or would reasonably be likely to have a Material Adverse Effect on the Company.

        (c)   To the extent not set forth in response to the requirements of Section 3.16(a) hereof, Section 3.16(c) of the Company Disclosure Schedule sets forth each interest rate cap, interest rate collar, interest rate swap, currency hedging transaction, and any other agreement relating to a similar transaction to which the Company or any of its subsidiaries is a party or an obligor with respect thereto.

        (d)   Except as set forth in Section 3.16(d) of the Company Disclosure Schedule, neither the Company nor any of its subsidiaries has (i) any continuing material contractual liability for indemnification or otherwise under any agreement relating to the sale of real estate previously owned, whether directly or indirectly, by the Company or any of its subsidiaries, except for standard indemnification provisions entered into in the normal course of business, (ii) any continuing liability to make any reprorations or adjustments to prorations that may previously have been made with respect to any property currently or formerly owned by the Company or any of its subsidiaries, or (iii) any continuing contractual liability to pay any additional purchase price for any of the Company Properties.

        Section 3.17    Opinion of Financial Advisor.    UBS Investment Bank (the "Company Financial Advisor") has delivered to the Company Board its opinion, dated the date of this Agreement, to the effect that, as of such date, the Merger Consideration is fair to the Company's stockholders (other than Parent, Merger Sub and any Affiliates of Parent) from a financial point of view.

        Section 3.18    Brokers.    No broker, finder or investment banker (other than the Company Financial Advisor, a correct and complete copy of whose engagement agreement has been made available to Parent) is entitled to any brokerage, finder's or other fee or commission or expense reimbursement in connection with the Merger based upon arrangements made by and on behalf of the Company or any of its subsidiaries.

        Section 3.19    Takeover Statutes.    The Company has taken all action required to be taken by it in order to exempt this Agreement and the Merger from, and this Agreement and the Merger are exempt from, the requirements of any "moratorium", "control share", "fair price", "affiliate transaction", "business combination" or other takeover Laws and regulations of any state (collectively, "Takeover Statutes"), including the Maryland Business Combination Act and Maryland Control Share Acquisition Act or any takeover provision in the Amended and Restated Charter or the Company's bylaws.

        Section 3.20    Related Party Transactions.    Except as set forth in Section 3.16 of the Company Disclosure Schedule or as disclosed in the Company SEC Reports filed prior to the date of this Agreement and except for usual, regular and ordinary course advances to employees, set forth in Section 3.20 of the Company Disclosure Schedule is a list of all agreements and contracts entered into by the Company or any of the Company's subsidiaries under which continuing obligations exist with any Person who is an officer, director or Affiliate (as defined below) of the Company or any of the Company's subsidiaries, any member of the "immediate family" (as such term is defined in Item 404 of Regulation S-K promulgated under the Securities Act) of any of the foregoing or any entity of which any of the foregoing is an Affiliate (each, a "Related Party"). Unless otherwise agreed to by Parent in writing, all debt owed by any Related Party to the Company will be paid in full at or prior to the Effective Time. As used in this Agreement, the term "Affiliate" shall have the same meaning as such term is declined in Rule 405 promulgated under the Securities Act.

        Section 3.21    Investment Company Act of 1940.    Neither the Company nor any of the Company's subsidiaries are, or at the Effective Time will be, required to be registered under the Investment Act of 1940, as amended.

        Section 3.22    Trademarks, Patents and Copyrights.    Except as set forth in Section 3.22 of the Company Disclosure Schedule, neither the Company nor its subsidiaries is a party to any licenses, contracts or agreements with respect to use by the Company or its subsidiaries of any trademarks or patents. The Company's intellectual property constitutes all of the intellectual property necessary to carry on the business of the Company and its subsidiaries as currently conducted, except where the failure to have such property would not reasonably be expected to have a Material Adverse Effect on the Company. The Company intellectual property is valid and has not been cancelled, forfeited, expired or abandoned, and neither the Company nor any subsidiary has received any written notice challenging the validity or enforceability of Company intellectual property, other than as would not reasonably be expected to have a Material Adverse Effect on the Company. To the Company's knowledge, the conduct of the business of the Company and its subsidiaries does not violate, misappropriate or infringe upon the intellectual property rights of any third Person, other than as would not reasonably be expected to have a Material Adverse Effect on the Company. The consummation of the transactions contemplated by this Agreement will not result in the material loss or material impairment of the right of the Company or any Company subsidiary to own or use any of the Company's intellectual property, and the Surviving Corporation and its subsidiaries will have substantially the same rights to own or use the Company intellectual property following the consummation of such transactions as the Company and its subsidiaries had prior to the consummation of such transactions, except such rights as would not reasonably be expected to have a Material Adverse Effect on the Company.

        Section 3.23    Insurance.    Section 3.23 of the Company Disclosure Schedule sets forth a correct and complete list of the insurance policies held by, or for the benefit of, the Company or any of its subsidiaries including the underwriter of such policies and the amount of coverage thereunder. The Company and any of its subsidiaries have paid, or caused to be paid, all premiums due under such policies and are not in default with respect to any obligations under such policies in any material respect. Except as set forth in Section 3.23 of the Company Disclosure Schedule, neither the Company nor any subsidiary has received any written notice of cancellation or termination with respect to any existing insurance policy set forth in Section 3.23 of the Company Disclosure Schedule that is held by, or for the benefit of, any of the Company or any of its subsidiaries or that relates to any Company Property.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Except as set forth in the disclosure schedule delivered by Parent to the Company prior to the execution of this Agreement (the "Parent Disclosure Schedule"), Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:

        Section 4.1    Corporate Organization.

        (a)   Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization and has all requisite power and authority to own, lease and operate its properties and to carry on its businesses as now conducted and proposed by the Parent to be conducted, except where the failure to be duly organized, existing and in good standing or to have such power and authority would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on Parent.

        (b)   The articles of incorporation of each of Parent and Merger Sub are in effect, and no dissolution, revocation or forfeiture proceedings regarding Parent or Merger Sub have been commenced.

        (c)   Parent has made available to the Company correct and complete copies of the articles of incorporation and bylaws of Parent and the articles of incorporation and bylaws of Merger Sub, as currently in effect.

        Section 4.2    Authority Relative to this Agreement.

        (a)   Each of Parent and Merger Sub has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the Merger and the other transactions contemplated hereby. No other corporate proceedings on the part of Parent or Merger Sub, or any of their respective subsidiaries, are necessary to authorize this Agreement or to consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by each of Parent and Merger Sub and constitutes a valid, legal and binding agreement of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with and subject to its terms and conditions, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar Laws of general applicability relating to or affecting creditors' rights or by general equity principles.

        (b)   The Boards of Directors of each of Parent and Merger Sub have, by unanimous vote, duly and validly authorized the execution and delivery of this Agreement and approved the consummation of the Merger and the other transactions contemplated hereby, and taken all corporate actions required to be taken by the Boards of Directors of each Parent and Merger Sub for the consummation of the Merger and the other transactions contemplated hereby.

        Section 4.3    Consents and Approvals; No Violations.    Except for filings, permits, authorizations, consents and approvals as may be required under, and other applicable requirements of, state securities or blue sky Laws, the HSR Act or any other Antitrust Law, the filing and recordation of the Articles of Merger as required by the MGCL and as otherwise set forth in Section 4.3 of the Parent Disclosure Schedule, no filing with or notice to, and no permit, authorization, consent or approval of, (i) any Governmental Entity or (ii) any other third party, is necessary for the execution and delivery by each of Parent and Merger Sub of this Agreement or the consummation by each of Parent and Merger Sub of the Merger or any of the other transactions contemplated hereby, except where the failure to obtain such permits, authorizations, consents or approvals or to make such filings or give such notice would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on Parent. Except as set forth in Section 4.3 of the Parent Disclosure Schedule, neither the execution, delivery or performance of this Agreement by each of Parent and Merger Sub nor the consummation by each of Parent and Merger Sub of the Merger or any of the other transactions contemplated hereby will (i) conflict with or result in any breach of any provision of the respective articles or bylaws (or similar organizational documents) of each of Parent or Merger Sub, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, amendment, cancellation or acceleration or Lien or result in the reduction or loss of any benefit) under, any of the terms, conditions or provisions of any loan note, bond, mortgage, credit agreement, reciprocal easement agreement, permit, concession, franchise, indenture, lease, license, contract, agreement or other instrument or obligation to which each of Parent or Merger Sub, or any of their respective subsidiaries, is a party or by which any of them or any of their respective properties or assets may be bound or any Parent Permit (as hereinafter defined), or (iii) violate any Law applicable to each of Parent or Merger Sub, or any of their respective subsidiaries, or any of their respective properties or assets, in each case with respect to (ii) and (iii) above, except as which would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on Parent.

        Section 4.4    Brokers.    No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission payable by the Company in connection with the Merger based upon arrangements made by and on behalf of Parent or Merger Sub or any of their subsidiaries.

        Section 4.5    Available Funds.    Parent currently has or has reasonable access to, and on the Closing Date Merger Sub will have available, all funds necessary to pay the Merger Consideration and to satisfy its other obligations hereunder and in connection with the Merger. The obligations of Parent and Merger Sub hereunder are not subject to any conditions regarding the ability of Parent or Merger Sub to obtain financing for the consummation of the transactions contemplated herein.

        Section 4.6    Takeover Statutes.    Each of Parent and Merger Sub have taken all action required to be taken in order to exempt this Agreement and the Merger from, and this Agreement and the Merger are exempt from Takeover Statutes, including the Maryland Business Combination Act and Maryland Control Share Acquisition Act.

ARTICLE V.

COVENANTS RELATED TO CONDUCT OF BUSINESS

        Section 5.1    Covenants of the Company.    Except (i) as otherwise expressly provided in this Agreement, (ii) as required in response to an emergency at any Company Property to prevent further damage or injury to such Company Property, (iii) as relates to the Put Properties (as hereinafter defined), which shall be operated in compliance with the periodic Capital Expenditure & Reserves thresholds set forth in Section 5.1(k) of the Company Disclosure Schedule unless mutually agreed to in writing by the Company and Parent, or (iv) as consented to in writing by Parent (which consent shall not be unreasonably withheld or delayed (it being understood and agreed that Parent shall respond to any written requests from the Company for consent within five (5) business days of receipt and failure of Parent to respond within such period shall be deemed to be its consent)), during the period from the date hereof to the earlier of the date on which this Agreement is terminated pursuant to Section 8.1 and the Effective Time, the Company will, and will cause each of its subsidiaries to, and will use reasonable efforts to cause each Company Non-Subsidiary Entity to, conduct their respective operations in the usual, regular and ordinary course of business consistent with past practice (except as otherwise set forth in the Capital Expenditures & Reserves thresholds set forth in Section 5.1(k) of the Company Disclosure Schedule (the "Corporate Budget")), and in compliance, in the aggregate, with the expenditure thresholds set forth in the Corporate Budget, and, to the extent consistent therewith, use reasonable best efforts to preserve intact their respective current business organizations and goodwill, keep available the services of their respective current officers and employees, preserve their respective relationships with tenants, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, but subject to clauses (i), (ii), (iii) and (iv) above, prior to the earlier of the date on which this Agreement is terminated pursuant to Section 8.1 and the Effective Time, the Company will not, nor permit any of its subsidiaries to, and shall use reasonable efforts to cause each Company Non-Subsidiary Entity not to:

        (a)   amend their respective articles or bylaws (or similar organizational documents);

        (b)   authorize for issuance, issue, sell, deliver or agree or commit to issue, sell or deliver (whether through the issuance or granting of options, warrants, commitments, subscriptions, rights to purchase or otherwise) any stock of any class or any other securities convertible into or exchangeable for any stock or any equity equivalents (including any stock options or stock appreciation rights), except for the issuance or sale of shares of Company Common Stock pursuant to the exercise of Company Stock Options or other derivative securities outstanding on the date hereof and disclosed in Section 3.2 of the Company Disclosure Schedule;

        (c)   (i) split, combine or reclassify any shares of their respective stock or other equity interests; (ii) except (A) as permitted pursuant to Sections 6.10 or (B) in transactions between the Company and any of its wholly owned subsidiaries or solely between wholly owned subsidiaries of the Company, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of their respective stock; (iii) except as permitted pursuant to Section 6.10, make any actual, constructive or deemed distribution in respect of any shares of their respective stock or otherwise make any payments to stockholders in their capacity as such; or (iv) except with respect to the redemption by the Company of 1,500,000 shares of Series A Preferred Stock as announced by the Company on August 13, 2004, redeem, repurchase or otherwise acquire, directly or indirectly, any of their respective securities or any securities of any of their respective subsidiaries, except in the case of clause (iv) above (A) as may be required by the Amended and

Restated Charter or as may be required for the Company to maintain its status as a REIT under the Code and (B) pursuant to the Redemption;

        (d)   subject to the provisions of Section 6.4, authorize, recommend, propose or announce an intention to adopt, or effect, or adopt or effect a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

        (e)   subject to the provisions of Section 6.4, alter, through merger, liquidation, dissolution, reorganization, restructuring or otherwise, their respective corporate structures or ownership of any subsidiary or joint venture;

        (f)    (i) incur or assume any indebtedness or issue any debt securities, except for borrowings (A) under existing lines of credit in the usual, regular and ordinary course of business consistent with past practice to meet working capital requirements or as required to perform contractual obligations, (B) under existing construction loans set forth in Section 3.16(a) of the Company Disclosure Schedule, (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other Person, (iii) make any loans, advances or capital contributions to, or investments in, any Person, except (A) to entities that are wholly owned subsidiaries of the Company on the date of this Agreement to the extent required to meet contractual obligations of the Company or its subsidiaries, (B) to the joint ventures set forth in Section 3.16(a)(ii) of the Company Disclosure Schedule to the extent required to meet contractual obligations of the Company or its subsidiaries, and (C) capital contributions in the amount per Company Property as set forth in the Corporate Budget, (iv) pledge or otherwise encumber shares of stock of the Company or its subsidiaries, (v) mortgage or pledge any of their respective assets, tangible or intangible, or create or suffer to exist any Lien thereupon, except in an amount not to exceed $25,000 in the aggregate, or (vi) prepay any indebtedness, or modify in any material respect the terms of any indebtedness or of any documents evidencing or securing such indebtedness;

        (g)   except as otherwise provided in this Agreement, (i) enter into, adopt or amend or terminate any bonus, profit sharing, compensation, severance, retention, consulting, termination, stock option, stock appreciation right, restricted stock, performance unit, stock equivalent, stock purchase agreement, pension, retirement, deferred compensation, employment, severance or other employee benefit agreement, trust, plan, fund, award or other arrangement for the benefit or welfare of any director, officer or employee in any manner except to the extent required by applicable Law, (ii) increase in any manner the compensation or fringe benefits of any director or officer of the Company or pay any benefit not required by any plan and arrangement as in effect as of the date hereof and described in the Company Disclosure Schedule or the Company SEC Reports filed prior to the date of this Agreement, (iii) increase the compensation or benefits payable or to become payable to the Company's employees or employees of any of the Company's subsidiaries, (iv) except as set forth in Section 6.8(c) of this Agreement, increase the benefits payable under any existing severance or termination pay policies or employment or other agreements, (v) except as set forth in Section 6.8(b) of this Agreement, take any affirmative action to accelerate the vesting of any stock-based compensation, (vi) grant any awards under any bonus, incentive, performance or other compensation plan or arrangement or Company Employee Benefit Plan (including, but not limited to, the grant of stock options, stock appreciation rights, stock based or stock related awards, performance units or restricted stock, or the removal of existing restrictions in any Company Employee Benefit Plans or agreements or awards made thereunder), or (vii) except as required by Law, take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Company Employee Benefit Plan;

        (h)   (i) sell, lease, transfer or dispose of (or agree to do any of them) (A) any personal property that exceeds $100,000 in the aggregate or (B) any real property for an amount that exceeds $100,000 in the aggregate; (ii) enter into any contract or letter of intent for the sale, transfer, mortgage or disposition of any real property in excess of such amount; or (iii) materially amend or modify any existing contracts or letters of intent identified on Section 3.11(j) of the Company Disclosure Schedule. Any contract of sale entered into pursuant to a letter of intent identified in Section 3.11(j) of the Company Disclosure Schedule shall be for substantially the same terms set forth in such letter of intent and the Company shall promptly provide Parent with a true and complete copy of any such contract of sale;

        (i)    (i) terminate, modify or amend any Company Space Lease (provided, however, the Company or its subsidiaries may terminate, modify or amend a Company Space Lease so long as such terminated Company Space Lease is promptly replaced and the replacement, modified or amended lease is (A) for a net effective rent equal to or in excess of the net effective rent payable under such original Company Space Lease, and (B) for commercially reasonable terms consistent with the Company's past practices; and further provided that the execution of such replacement, modified or amended lease shall not result in a reduction of rent under or termination of any other Company Space Lease at the applicable Company Property), (ii) enter into any new lease for vacant space at a Company Property except for leases of not more than 5,000 square feet that are on commercially reasonable terms consistent with the Company's past practices; and further provided that the execution of such new lease shall not result in a reduction of rent under or termination of any other Company Space Lease at the applicable Company Property, (iii) terminate or grant any reciprocal easement or similar agreements affecting a Company Property (unless contractually obligated to do so or in connection with a transaction otherwise permitted by this Agreement), (iv) terminate, enter into, sublease, assign or modify any Ground Lease, or (v) consent to or enter into the sublease or assignment of any Company Space Lease;

        (j)    except as may be required as a result of a change in Law or in GAAP (of which the Company shall promptly notify Parent), change any accounting principles or material accounting practices used by them;

        (k)   (i) acquire or agree to acquire (by merger, consolidation or acquisition of stock or assets) any corporation, partnership, joint venture, association or other business organization or division thereof or any equity interest therein (provided, however, the Company or any of its subsidiaries may contribute to or fund any joint venture if contractually obligated to do so pursuant to the agreements listed on Section 3.16(a)(ii) of the Company Disclosure Schedule); (ii) acquire, enter into any option to acquire, or exercise an option or other right or election or enter into any other commitment or contractual obligation (a "Commitment") for the acquisition of any real property or other transaction involving nonrefundable deposits or for the acquisition of other assets, except purchases of such other assets in the ordinary course of business consistent with past practice in an amount not to exceed $25,000; (iii) authorize, or enter into any Commitment for, any new capital expenditure relating to the Company Properties, except as otherwise set forth in Section 5.1(k) of the Company Disclosure Schedule; (iv) authorize, or enter into any Commitment for, any expenditure relating to the Company Properties, except in the usual, regular and ordinary course of business consistent with past practice in order to maintain the Company Property in working order; or (viii) authorize, or enter into any commitment, contract or agreement that has a duration of greater than one year and that may not be terminated (without termination fee or penalty) by the Company or its subsidiary, as the case may be, by notice of ninety (90) days or less; except that the Company shall timely renew the Company Space Leases for its headquarters and regional offices, if any, to the extent that they otherwise would expire between the date hereof and the Closing Date on terms and conditions substantially similar to those existing on the date hereof;

        (l)    make or rescind any election relating to Taxes or suffer the termination or revocation of any election relating to the Company's REIT status (unless the Company reasonably determines, after prior consultation with Parent, that such action is (A) required by Law; (B) necessary or appropriate to preserve the status of the Company as a REIT or to preserve the status of any partnership or any other

Company subsidiary which files Tax Returns as a partnership for federal tax purposes; or (C) commercially reasonable in the context of the Company's business and relates to a change in Law in 2004 or thereafter); provided, that, nothing in this Agreement shall preclude the Company or any Company subsidiary that is a REIT from designating dividends paid by it as "capital gain dividends" within the meaning of Section 857 of the Code or electing to treat any entity as a "taxable REIT subsidiary" (within the meaning of Section 856(i) of the Code);

        (m)  settle or compromise any claim, litigation or other legal proceeding, or pay, discharge or satisfy any other claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), except for (i) amounts less than $25,000 individually, or $100,000 in the aggregate, (ii) claims, litigation or other legal proceedings arising from the usual, regular and ordinary course of operations of the Company involving collection matters or personal injury which are covered by adequate insurance (subject to customary deductibles), or (iii) any such other claims, liabilities or obligations reflected or reserved against in the consolidated financial statements (or the notes thereto) of the Company;

        (n)   enter into any agreement or arrangement that limits or otherwise restricts the Company or any of its subsidiaries or any successor thereto from engaging or competing in any line of business or in any geographic area;

        (o)   enter into any new line of business, or any Related Party transactions;

        (p)   except as otherwise permitted by the Agreement, amend or terminate, or waive compliance with the terms of or breaches under, any Company Material Contract or enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in the Company Disclosure Schedule pursuant to Sections 3.11 or 3.16;

        (q)   permit any insurance policy naming the Company or any of its subsidiaries or officers or directors as a beneficiary or an insured or a loss payable payee, or the Company's directors and officers liability insurance policy, to be canceled, terminated or allowed to expire, unless such entity shall have obtained an insurance policy with substantially similar terms and conditions to the canceled, terminated or expired policy;

        (r)   take any action that would be reasonably likely to (i) result in any of the conditions to the Merger set forth in Article VII hereof not being satisfied or (ii) adversely affect the Company's ability to consummate the Merger;

        (s)   authorize, approve, consent to or otherwise permit any transaction or Company Property to be subject to a Participation Interest under any Participation Agreement;

        (t)    proceed with any additional real property tax protests or related litigation,; and

        (u)   take, propose to take, or agree in writing or otherwise to take, any of the actions described in Sections 5.1(a) through 5.1(t).

        Section 5.2    Access to Information.

        (a)   Between the date hereof and the Effective Time, the Company shall, shall cause each of its subsidiaries to, and shall use its reasonable efforts to cause each of the Company Non-Subsidiary Entities to, (i) give Parent and its authorized representatives (including counsel, financial advisors and auditors) reasonable access during normal business hours, and upon reasonable advance notice, to all properties, including interviewing tenants, facilities and books and records of the Company, its subsidiaries and the Company Non-Subsidiary Entities, (ii) permit such inspections as Parent may reasonably require and furnish Parent with such financial and operating data and other information with respect to the business, properties and personnel of the Company, its subsidiaries and the Company Non-Subsidiary Entities as Parent may from time to time reasonably request, and (iii) permit

Parent to request estoppel letters from tenants, ground lessors, lenders and other third parties; provided that no investigation pursuant to this Section 5.2(a) shall affect or be deemed to modify any of the representations or warranties made by the Company hereto and all such access shall be coordinated through the Company or its designated representatives, in accordance with such reasonable procedures as they may establish; provided further that, in the event Parent requests estoppel letters in accordance with clause (iii) above, the consummation of the Merger shall not be conditioned on, or delayed or postponed as a result of, the receipt (or failure to receive) of such estoppel letters from all or any portion of the requested tenants, ground lessors, lenders or other third parties, unless the matters described in any such estoppel letters constitute a breach of any representation, warranty or covenant of the Company contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 7.2(a) or 7.2(b).

        (b)   Each of the parties hereto will cooperate with the other during the period from the date hereof to the earlier of the date on which this Agreement is terminated pursuant to Section 8.1 and the Effective Time, in order to effectively integrate their business organizations and to maintain and enhance their respective relationships with tenants, suppliers and others having business dealings with it.

        (c)   Each of the parties hereto will hold and will cause its authorized representatives to hold in confidence all documents and information concerning the Company, its subsidiaries and the Company Non-Subsidiary Entities or Parent and Merger Sub and their respective subsidiaries, as the case may be, made available to the other party in connection with the Merger pursuant to the terms of that certain Confidentiality Agreement entered into between the Company and Parent dated April 27, 2004 (the "Confidentiality Agreement").

ARTICLE VI.

ADDITIONAL AGREEMENTS

        Section 6.1    Proxy Statement.

        (a)   As promptly as practicable after the date of this Agreement, the Company shall prepare a proxy statement (together with any amendments thereof or supplements thereto, the "Proxy Statement") and, after approval by Merger Sub (which shall not be unreasonably withheld or delayed), file the preliminary Proxy Statement with the SEC. The Company shall use its reasonable best efforts to (i) obtain and furnish the information required to be included by the SEC in the Proxy Statement and, after approval by Merger Sub (which shall not be unreasonably withheld or delayed), respond promptly to any comments made by the SEC with respect to the Proxy Statement; and (ii) promptly upon the earlier of (x) receiving notification that the SEC is not reviewing the preliminary Proxy Statement and (y) the conclusion of any SEC review of the preliminary Proxy Statement, cause a definitive Proxy Statement to be mailed to the Company's stockholders and, if necessary, after the definitive Proxy Statement shall have been so mailed, promptly circulate amended or supplemental proxy materials and, if required in connection therewith, resolicit proxies; provided, however, that no such amended or supplemental proxy materials will be mailed by the Company without consultation and review by Parent or Merger Sub. The Company will promptly notify Parent and Merger Sub of the receipt of comments of the SEC and of any request from the SEC for amendments or supplements to the preliminary Proxy Statement or definitive Proxy Statement or for additional information, and will promptly supply Parent and Merger Sub with copies of all written correspondence between the Company or its representatives, on the one hand, and the SEC or members of its staff, on the other hand, with respect to the preliminary Proxy Statement, the definitive Proxy Statement, the Merger or any of the other transactions contemplated by this Agreement. Parent and Merger Sub will cooperate with the Company in connection with the preparation of the Proxy Statement, including, but not limited to, furnishing to the Company any and all information regarding Parent and Merger Sub and their respective Affiliates as may be required to be disclosed therein. The Proxy Statement shall contain the recommendation of the Board of Directors that the Company's stockholders approve this Agreement and the transactions contemplated hereby, provided that the Board of Directors may withdraw, modify or change its recommendation of the Merger and this Agreement if it does so in accordance with Section 6.4 hereof.

        (b)   None of the information supplied by each of the Company and Parent for inclusion in the Proxy Statement (including by incorporation by reference) shall, (i) when filed with the SEC or other regulatory agency, (ii) when it (or any amendment thereof or supplement thereto) is mailed to the stockholders of the Company, (iii) at the time of the Company Stockholders' Meeting, and (iv) at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event or circumstance relating to the Company or Parent or any of their respective subsidiaries, or their respective officers or directors, should be discovered by the Company or Parent, as the case may be, which, pursuant to the Securities Act or Exchange Act, should be set forth in an amendment or a supplement to the Proxy Statement, the Company or Parent, as the case may be, shall promptly inform the other party hereto. All documents that the Company is responsible for filing with the SEC in connection with the Merger will comply as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act.

        Section 6.2    Company Stockholders' Meeting.    The Company shall call and hold a meeting of its stockholders (the "Company Stockholders' Meeting") as promptly as practicable after September 15, 2004 for the purpose of voting upon, among other things, the adoption of this Agreement. Subject to the provisions of Section 6.4, and subject at all times to the Company's and its directors' right and duty to act in a manner consistent with their fiduciary duties as they are advised by outside legal counsel, the Company shall use its reasonable best efforts to solicit from its stockholders proxies in favor of the adoption of this Agreement and shall take all other action reasonably necessary or advisable to secure the vote of its stockholders required by any rule or regulation of The Nasdaq Stock Market, Inc. ("Nasdaq") or Maryland Law, as applicable, to obtain such approvals. Notwithstanding anything in this Agreement to the contrary, no stockholder of the Company, whether such stockholder is a director, officer or otherwise, shall have any legal obligation under this Agreement to vote its Company Stock in favor of the Merger.

        Section 6.3    Reasonable Best Efforts.

        (a)   Subject to the terms and conditions of this Agreement, but subject to the obligation to act in good faith, and subject at all times to the Company's and its directors' right and duty to act in a manner consistent with their fiduciary duties as they are advised by outside legal counsel, each party hereto will use its reasonable best efforts to take, or cause to be taken, all actions, and do, or cause to be done, all things necessary, proper or advisable under this Agreement and applicable Laws and regulations to consummate the Merger and to cause to be satisfied all conditions precedent to its obligations under this Agreement, in each case as soon as practicable, after the date hereof, including, consistent with the foregoing, (i) preparing and filing as promptly as practicable with the objective of being in a position to consummate the Merger as promptly as practicable following the date of the Company Stockholders' Meeting, all documentation to effect all necessary applications, notices, petitions, filings, and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, rulings, authorizations and clearances necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Merger or any of the other transactions contemplated by this Agreement (collectively, the "Required Approvals"), and (ii) using its reasonable best efforts to obtain the Required Approvals.

        (b)   Each of Parent and the Company shall use its reasonable best efforts to cooperate in all respects with each other in connection with any filing or submission to or any investigation or proceeding by the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other Governmental Entity. Neither Parent nor the Company shall make any such filing or submission to or respond to any such investigation or proceeding by the FTC, the DOJ or any other Governmental Entity, or otherwise approach any such Governmental Entity with respect to this Agreement (including the schedules and exhibits hereto) or the transactions contemplated hereby, without the prior written consent of the other party, except as may be required by applicable Law or by obligations pursuant to any rule or regulation of Nasdaq or other similar exchange.

        (c)   Each of Parent and the Company shall, in connection with the efforts referenced in Section 6.3(a) to obtain all Required Approvals, use its reasonable best efforts to (i) subject to applicable Law, permit the other party to review and discuss in advance, and consider in good faith the views of the other in connection with, any proposed written or material oral communication (or other correspondence or memoranda) between it and any Governmental Entity, and (ii) promptly inform each other of and supply to such other party any communication (or other correspondence or memoranda) received by such party from, or given by such party to, the DOJ, the FTC or any other Governmental Entity, in each case regarding the Merger contemplated hereby. Parent and the Company shall be permitted to pay all assignment, assumption and similar fees and expenses necessary to obtain the Required Approvals.

        (d)   In furtherance and not in limitation of the covenants of the parties contained in this Section 6.3, if any objections are asserted with respect to the Merger contemplated hereby under any antitrust or competition Law, each of Parent and the Company agrees to use its reasonable best efforts (which under no circumstances shall involve divesting of material assets) to resolve any antitrust concerns, federal, state, foreign or private, obtain all Required Approvals and obtain termination of the waiting period under the HSR Act or any other applicable Law and the termination of any outstanding judicial or administrative orders prohibiting the Closing so as to permit consummation of the Merger as soon as practicable. In furtherance and not in limitation thereof, if any administrative or judicial action or proceeding, including any proceeding by a private party, is instituted (or threatened in writing to be instituted) challenging any transaction contemplated by this Agreement as violative of any Law or regulation, or if any statute, rule, regulation, executive order, decree, injunction or administrative order is enacted, entered, promulgated or enforced by a Governmental Entity that would make the Merger illegal or would otherwise prohibit or materially impair or delay the consummation the Merger, the parties shall cooperate in all reasonable respects in responding thereto, and each shall use its respective reasonable best efforts to contest, resist and/or attempt to resolve any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Merger contemplated by this Agreement, and to have such statute, rule, regulation, executive order, decree, injunction or administrative order repealed, rescinded or made inapplicable so as to permit consummation of the Merger.

        Section 6.4    Company Acquisition Proposals.

        (a)   From the date hereof until the termination hereof and except as permitted by the following provisions of this Section 6.4, but subject at all times to the Company's and its directors' right and duty to act in a manner consistent with their fiduciary duties as they are advised by outside legal counsel (provided that any such actions shall not restrict Parent's right to receive the Termination Fee upon termination of this Agreement under Section 8.3(b)(iii)), the Company will not, nor will it permit any of its subsidiaries to, nor will it permit any officer, director, employee or agent of, or any investment banker, attorney, accountant or other advisor or representative of, the Company or any of its subsidiaries to (and the Company will use reasonable best efforts to cause its controlling stockholders not to), directly or indirectly, (i) solicit, initiate or knowingly encourage (including by furnishing nonpublic information) any inquiries or the making of any proposal or offer that constitutes, or may reasonably be expected to lead to, an Acquisition Proposal (as hereinafter defined), (ii) participate in any discussions or negotiations in furtherance of such inquiries or to obtain an Acquisition Proposal, or the making of any proposal that constitutes any Acquisition Proposal, or (iii) agree to, approve or recommend any Acquisition Proposal; provided, however, that subject to the Company's compliance with this Section 6.4, nothing contained in this Agreement shall prevent the Company or the Company Board from (A) entering into a definitive agreement providing for the implementation of a Superior Proposal (as defined below) if the Company or the Company Board has complied with the procedures of this Section 6.4 and is simultaneously terminating this Agreement pursuant to Section 8.1(e), or (B) furnishing information to (subject to a confidentiality agreement at least as restrictive as the Confidentiality Agreement in all material respects), or entering into or participating in discussions or negotiations with, any Person that makes an unsolicited bona fide written Acquisition Proposal to the Company if (1) the Company Board determines in good faith, after consultation with outside legal counsel, that failure to do so would create a reasonable probability of a breach of its duties to stockholders imposed by Law, (2) the Company Board determines in good faith, after consultation with outside financial advisors, that such Acquisition Proposal would be reasonably likely, if consummated, to constitute a Superior Proposal (as hereinafter defined) and (3) prior to taking such action, the Company complies in all material respects with the procedures set forth in this Section 6.4. The Company shall (i) promptly, and in any event within two (2) business days, notify Parent orally and in writing after receipt by the Company (or its advisors) of any Acquisition Proposal, including the material terms and conditions thereof, to the extent known, and the identity of the Person making it, (ii) promptly, and in any event within two (2) business days, notify Parent orally and in writing after receipt of any request for non-public information relating to it or any of its subsidiaries or for access to its or any of its subsidiaries' properties, books or records by any Person that, to the Company's knowledge, is reasonably likely to make, or has made, an Acquisition Proposal, and (iii) notify Parent within one (1) business day of any material change to the terms and conditions of any Acquisition Proposal. The Company shall not release any third party from, or waive any provision of, any confidentiality or standstill agreement to which it is a party. Immediately after the execution and delivery of this Agreement, the Company will, and will instruct its subsidiaries, and their respective officers, directors, employees, investment bankers, attorneys, accountants and other agents to, cease and terminate any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any possible Acquisition Proposal.

        (b)   Subject at all times to the Company's and its directors' right and duty to act in a manner consistent with their fiduciary duties as they are advised by outside legal counsel, the Company Board will not withdraw or modify, or propose to withdraw or modify, in a manner adverse to Parent, its approval or recommendation of this Agreement or the Merger, and will not approve or recommend an Acquisition Proposal, unless in connection with a Superior Proposal which is pending at the time the Company determines to take such action (i) the Company Board determines in good faith, after consultation with outside legal counsel, that to do otherwise would create a reasonable probability of a breach of its duties to stockholders imposed by Law, (ii) the Company provides Parent with notice of its decision to withdraw or modify its approval or recommendation of this Agreement or the Merger, and (iii) during the three (3) business day period after the Company's notice, the Company shall have offered to negotiate with, and, if accepted, negotiated in good faith with, Parent toward a proposal that would be superior to the Superior Proposal. For purposes of this Agreement, a "Superior Proposal" means any bona fide written Acquisition Proposal which (i) in the good faith judgment of the Company Board, is reasonably likely to be consummated, and (ii) a majority of the Company Board determines in their good faith judgment after consultation with outside financial advisors to be more favorable to the Company's stockholders from a financial point of view (which determination may take into account legal and regulatory matters) than the Merger. For purposes of the definition of Superior Proposal, an "Acquisition Proposal" shall have the meaning assigned to such term in Section 9.11, except that each reference to "20 percent" in such definition shall be deemed to be a reference to "50 percent."

        (c)   Nothing contained in this Agreement shall prohibit the Company or the Company Board from taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2 promulgated under the Exchange Act or from making any disclosure to the Company's stockholders which, in the good faith judgment of the Company Board, after consultation with outside legal counsel, the failure to make would be inconsistent with its obligations under applicable Law; provided, however, that except as otherwise permitted in Section 6.4(b), the Company does not withdraw or modify, or propose to withdraw or modify, its position with respect to the Merger or approve or recommend, or propose to approve or recommend, an Acquisition Proposal.

        Section 6.5    Resignations.    Upon the written request of Parent, (i) the Company shall cause any or all of the directors (or persons occupying similar positions in any limited liability company or other entity) and/or officers of each direct or indirect wholly owned subsidiary to resign or be removed or, as to officers, to resign or be terminated, effective as of the Closing, and (ii) if the Company or any of its affiliated entities has the right to appoint any director (or person occupying a similar position in any limited liability company or other entity) or to cause the resignation or termination of any officer of any other entity in which the Company (directly or indirectly) owns an equity interest, the Company shall cause, effective as of the Closing, such director to resign or to be removed and/or such officer to resign or be terminated.

        Section 6.6    Public Announcements.    Parent and the Company will consult with each other before issuing, and provide each other the opportunity to review and comment upon, any press release or other written public statements with respect to the transactions contemplated by this Agreement, and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by applicable Law or by obligations pursuant to any rule or regulation of Nasdaq, or other similar exchange. The parties agree that the initial press release to be issued with respect to the transactions contemplated by this Agreement will be in the form agreed to by the parties hereto prior to the execution of this Agreement.

        Section 6.7    Indemnification; Directors' and Officers' Insurance.

        (a)   From and after the Effective Time, the Surviving Corporation shall indemnify, defend and hold harmless each present or former officer, director, employee or other representative of the Company or any Company subsidiary and any person who becomes an officer, director, employee or other representative of the Company or any Company subsidiary after the date hereof but prior to the Effective Time (each an "Indemnified Party" and, collectively, the "Indemnified Parties"), to the same extent as such officers, directors, employees or other representatives are entitled to indemnification under the Amended and Restated Charter, bylaws, employment agreements or indemnification contracts as in effect on the date hereof in respect of actions or omissions occurring at or prior to the Effective Time (including without limitation the transactions contemplated by this Agreement). Each employment agreement and indemnification agreement referred to in the preceding sentence either (i) has been provided to Parent prior to the date hereof or (ii) contains indemnification provisions substantially in the form contained in an employment agreement or an indemnification agreement, as the case may be, provided to Parent prior to the date hereof.

        (b)   Any Indemnified Parties proposing to assert the right to be indemnified under Section 6.7(a) shall, promptly after receipt of notice of commencement of any action against such Indemnified Parties in respect of which a claim is to be made under Section 6.7(a) against the Surviving Corporation, notify the Surviving Corporation of the commencement of such action, enclosing a copy of all papers served; provided, however, that the failure to so notify the Surviving Corporation shall not relieve it from any liability which it may have under Section 6.7(a) unless the Surviving Corporation is materially prejudiced thereby. If any such action is brought against any of the Indemnified Parties and such Indemnified Parties notify the Surviving Corporation of its commencement, the Surviving Corporation will be entitled to participate in and, to the extent that the Surviving Corporation elects by delivering written notice to such Indemnified Parties promptly after receiving notice of the commencement of the action from the Indemnified Parties, to assume the defense of the action with counsel reasonably satisfactory to the Indemnified Parties after notice from the Surviving Corporation to the Indemnified Parties of its election to assume the defense, the Surviving Corporation will not be liable to the Indemnified Parties for any legal or other expenses except as provided below. If the Surviving Corporation assumes the defense, the Surviving Corporation shall have the right to settle such action without the consent of the Indemnified Parties; provided, however, that the Surviving Corporation shall be required to obtain such consent if the settlement includes any admission of wrongdoing on the part of the Indemnified Parties or any decree or restriction on the Indemnified Parties; provided, further, that the Surviving Corporation, in the defense of any such action shall not, except with the consent of the Indemnified Parties (which consent shall not be unreasonably withheld), consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Parties of a release from all liability with respect to such action. The Indemnified Parties will have the right to employ their own counsel in any such action, but the fees, expenses or other charges of such counsel will be at the expense of such Indemnified Parties unless (i) the employment of counsel by the Indemnified Parties has been authorized in writing by the Surviving Corporation, (ii) a conflict exists (based on advice of counsel to the Indemnified Parties) between the Indemnified Parties and the Surviving Corporation (in which case the Surviving Corporation will not have the right to direct the defense of such action on behalf of the Indemnified Parties) or (iii) the Surviving Corporation has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of one additional counsel (representing all of the Indemnified Parties) will be at the expense of the Surviving Corporation and shall be paid by the Surviving Corporation in a timely manner as statements therefor are received (regardless of whether received prior to or after final disposition of the claim, action, suit, proceeding or investigation). The Surviving Corporation shall not be liable for any settlement of any action or claim effected without its written consent (which consent shall not be unreasonably withheld).

        (c)   The Surviving Corporation shall obtain and maintain in effect at the Effective Time and continuing until the sixth anniversary thereof "run-off" director and officer liability coverage with a coverage amount of $15,000,000 and other terms and conditions in all material respects no less favorable to the Indemnified Parties than under the Company's current directors and officers liability insurance policy covering the directors and officers of the Company with respect to their service as such prior to the Effective Time; provided, however, that in no event shall the Surviving Corporation be obligated to pay more than $1,200,000 in the aggregate for such coverage.

        (d)   In the event the Surviving Corporation or any of its successors or assigns (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers all or substantially all of its properties and assets to any Person, then and in either such case, proper provision shall be made so that the successors and assigns of the Surviving Corporation shall assume the obligations set for in this Section 6.7.

        (e)   The provisions of this Section 6.7 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party, his or her heirs and his or her representatives.

        Section 6.8    Employee Matters.

        (a)   Benefit Plans. After the Effective Time, all employees of the Company ("Company Employees") who are employed by Parent or its subsidiaries, including the Surviving Corporation, shall, at the option of Parent, either continue to be eligible to participate in an "employee benefit plan," as defined in Section 3(3) of ERISA (an "Employee Benefit Plan"), of the Company which is, at the option of Parent, continued by Parent, or alternatively shall be eligible to participate in the same manner as other similarly situated employees of Parent or its subsidiaries in a similar Employee Benefit Plan sponsored or maintained by Parent or in which employees of Parent or its subsidiaries participate after the Effective Time. With respect to each such Employee Benefit Plan of Parent, service with the Company or any of its subsidiaries and the predecessor of any of them shall be included for purposes of determining eligibility to participate, vesting (if applicable) and determination of the level of entitlement to benefits under such Employee Benefit Plan. Parent shall, or shall cause its subsidiaries to, (i) waive all limitations, as to preexisting conditions exclusions and waiting periods with respect to participation and coverage requirements applicable to all Company Employees under any welfare plan that such Company Employees may be eligible to participate in after the Effective Time, other than limitations or waiting periods that are already in effect with respect to such employees and that have not been satisfied as of the Effective Time under any welfare plan maintained by the Company for such employees immediately prior to the Effective Time, and (ii) provide each such Company Employee with credit for any co-payments and deductibles paid prior to the Effective Time for the plan year within which the Effective Time occurs in satisfying any applicable deductible or out-of-pocket requirements under any welfare plans that such employees are eligible to participate in after the Effective Time.

        (b)   Company Stock Options. Prior to the Effective Time, the Company shall take all actions necessary to fully vest as of the Effective Time all Company Stock Options.

        (c)   Severance. Prior to the Effective Time, the Company shall adopt a severance plan, in form and substance reasonably satisfactory to Parent, covering each of the individuals listed in Section 6.8(c) of the Company Disclosure Schedule, which will provide that if any such individual's employment is terminated by Parent or the Surviving Corporation without cause, or by such individual due to a reduction in salary, benefits, job responsibilities or other terms of employment, or a change in job location, within one year after the Closing, he/she will be entitled to the severance and retention payments set forth opposite such individual's name in Section 6.8(c) of the Company Disclosure Schedule.

        Section 6.9    Notification of Certain Matters.    The Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, if (i) any representation or warranty contained in this Agreement that is qualified by materiality becomes untrue or inaccurate in any respect or any such representation or warranty contained in this Agreement that is not so qualified becomes untrue or inaccurate in any material respect, or (ii) any failure of the Company or Parent, as the case may be, materially to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 6.9 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

        Section 6.10    Restrictions on Dividends.    From and after the date of this Agreement, the Company shall not make any dividend or distribution to its stockholders (other than (a) the redemption by the Company of 1,500,000 shares of Series A Preferred Stock as announced by the Company on August 13, 2004 and (b) the Redemption) without the prior written consent of Parent (which consent shall be in Parent's sole discretion); provided, however, that the written consent of Parent shall not be required for the authorization and payment of the greater of (x) distributions required for the Company to maintain its status as a REIT under the Code or to avoid the payment of income or excise tax under Sections 857 or 4981 of the Code; or (y) dividends or distributions of up to $0.28 per share to holders of the Company Common Stock on August 15, 2004, up to $1.40 per year per share to holders of the Series A Preferred Stock and up to $1.16 per year per share to holders of the Series 1 Preferred Stock, in accordance with (A) the terms of Sections (c)(1) and (d)(1) of Article Sixth of the Amended and Restated Charter as in effect on the date hereof, and (B) except insofar as necessary to fulfill the Board Redemption Actions or in connection with the aforesaid redemption of 1,500,000 shares of Series A Preferred Stock as announced by the Company on August 13, 2004, past practices.

        Section 6.11    Taxes.

        (a)   Parent and the Company shall cooperate in the preparation, execution and filing of all returns, questionnaires, applications or other documents regarding any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the transactions contemplated by this Agreement (together with any related interests, penalties or additions to tax, "Transfer and Gains Taxes"). The Surviving Corporation shall pay or cause to be paid, without deduction or withholding from any consideration or amounts payable to stockholders of the Company, all Transfer and Gains Taxes.

        (b)   The Company will consult with and provide Parent the opportunity to review and comment upon all returns, questionnaires, applications or other documents to be filed after the date hereof and prior to the Effective Time by the Company with respect to Taxes including, without limitation, the Company's federal, state and local income tax return for its taxable years ended December 31, 2003, and shall not file any such returns without the prior review and comment of Parent, which shall not be unreasonably delayed.

        (c)   The Company will cause each of the Company's subsidiaries to consult with and provide Parent the opportunity to review and comment upon all returns, questionnaires, applications or other documents to be filed after the date hereof and prior to the Effective Time by each respective subsidiary of the Company with respect to Taxes including, without limitation, each of the Company's subsidiaries' federal, state and local income tax returns for its taxable years ended December 31, 2003, and the Company shall cause each of its subsidiaries not to file any such returns without the prior review and comment of Parent, which shall not be unreasonably delayed.

        Section 6.12    Company REIT Status.

        (a)   Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company from taking, and the Company hereby agrees to take, any action at any time or from time to time that in the reasonable judgment of the Company Board, upon advice of counsel, is legally necessary for the Company to maintain its qualification as a REIT within the meaning of Sections 856-860 of the Code for any period or portion thereof ending on or prior to the Effective Time, including without limitation, making dividend or distribution payments to Company stockholders in accordance with Section 6.10 or otherwise.

        (b)   From the Closing Date through the end of the Company's taxable year in which the Closing occurs, Parent agrees that the Surviving Corporation will continue to be organized and will continue to operate in accordance with the requirements for qualification and taxation as a REIT under the Code.

        Section 6.13    Put Agreement.    If Parent elects to exercise the put right provided in the Put Agreement, the Company shall take all actions reasonably necessary to satisfy the conditions to such exercise set forth in the Put Agreement, including (a) releasing the Company and its subsidiaries (other than the Newcos (as hereinafter defined)) from any loans or guarantees relating to the Put Properties, and (b) causing the Newcos to assume the liabilities and obligations relating to the Put Properties as required under the Put Agreement.

ARTICLE VII.

CONDITIONS TO CONSUMMATION OF THE MERGER

        Section 7.1    Conditions to Each Party's Obligations to Effect the Merger.    The respective obligations of each party hereto to consummate the Merger are subject to the fulfillment at or prior to the Effective Time of each of the following conditions, any or all of which may be waived in whole or in part by the party being benefited thereby (which waiver shall be in such party's sole discretion), to the extent permitted by applicable Law:

        (a)   this Agreement and the Merger shall have been approved by the Company Requisite Vote;

        (b)   no Law shall have been enacted, entered, promulgated or enforced by any court or Governmental Entity of competent jurisdiction that restrains, enjoins or otherwise prevents consummation of the Merger, which has not been vacated, dismissed or withdrawn prior to the Effective Time, and the Company and Parent shall use their reasonable efforts to have any of the foregoing vacated, dismissed or withdrawn by the Effective Time; and

        (c)   any applicable waiting period (and any extension thereof) under the HSR Act shall have expired or been terminated, and all other consents, approvals and authorizations legally required to be obtained to consummate the Merger shall have been obtained from all Governmental Entities, whether domestic or foreign, except where the failure to obtain any such consent, approval or authorization, or for any such consent, approval or authorization to be in full force and effect, would not be reasonably likely to, either individually or in the aggregate, have a Material Adverse Effect on the Company or Parent.

        Section 7.2    Conditions to the Obligations of Parent and Merger Sub to Effect the Merger.    The obligations of the Parent and Merger Sub to consummate the Merger are subject to the fulfillment at or prior to the Effective Time of each of the following further conditions, any or all of which may be waived in whole or in part by Parent (which waiver shall be in Parent's sole discretion), to the extent permitted by applicable Law:

        (a)   the representations and warranties of the Company shall be correct and accurate as of the Closing Date as though made on or as of such date (except for those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which need only be correct and accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be correct and accurate (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company, and Parent shall have received a certificate, dated the Closing Date, signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer to such effect;

        (b)   the Company shall have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Effective Time, and Parent shall have received a certificate, dated the Closing Date, signed on behalf of the Company by its Chief Executive Officer or Chief Financial Officer to such effect;

        (c)   Parent shall have received an opinion of Latham & Watkins LLP, dated as of the Closing Date, in substantially the form attached hereto as Exhibit A-1 (such opinion shall be subject to customary assumptions, qualifications and representations, including (i) representations made by the Company and its subsidiaries with respect to certain factual matters through a certificate of an officer of the Company in substantially the form attached hereto as Exhibit A-2 (the "Company Officer's Certificate") and (ii) representations made by DNC Parks & Resorts of Arizona, Inc. (formerly, Delaware North Parks Services of Arizona, Inc.), current hotel operator, with respect to certain factual matters through a certificate of an officer of Delaware North Parks Services of Arizona, Inc. in substantially the form attached hereto as Exhibit A-3 (the "Hotel Officer's Certificate" and, together with the Company Officer's Certificate, the "Officer's Certificates"), with such changes or modifications from the language set forth on such exhibits as may be deemed necessary or appropriate by Latham & Watkins LLP, provided that if any such change or modification is materially adverse to either the Company or Parent, Parent shall have the right to terminate this Agreement as provided in Section 8.1(l));

        (d)   from the date of this Agreement through the Effective Time, there shall not have occurred an event or series of events which individually or in the aggregate would be reasonably likely to have a Material Adverse Effect on the Company;

        (e)   (i) Price Group LLC shall have entered into a put agreement in the form attached hereto as Exhibit B (the "Put Agreement"), pursuant to which Parent shall have the right to sell one or more newly formed subsidiaries of the Company (the "Newcos") that will own certain properties and other assets described therein (the "Put Properties") to Price Group LLC, and (ii) such sale shall be consummated concurrently with the closing of the Merger; and

        (f)    Parent shall have received an exemption from the beneficial and constructive ownership limitations in the Amended and Restated Charter. In order for the Company Board to grant such exemption, Parent shall provide to the Company Board the representations and warranties necessary for the Company Board to conclude that, at the time of the Closing and following the Closing (i) Parent will be an entity that is taxed for United States federal income tax purposes as a corporation, partnership or disregarded entity, and Parent will not be an organization described in Sections 401(a), 501(c)(17) or 509(a) of the Code, or a portion of a trust permanently set aside or to be used exclusively for the purposes described in Section 642(c) of the Code or a corresponding provision of a prior income tax law (each, an "Organization"); (ii) the interests of Parent will be widely held and, as a result, no individual and no Organization will "Beneficially Own" and/or "Constructively Own" (as such terms are defined in the Amended and Restated Charter) Company stock in excess of the ownership limits set forth in Article TENTH, Paragraphs (b)(1)a and (b)(1)b of the Amended and Restated Charter as a result of Parent's acquisition of the Company Common Stock; and (iii) Parent's acquisition of the Company Common Stock will not cause the Company to be "closely held" within the meaning of Section 856(h) of the Code, or otherwise fail to qualify as a REIT (including but not limited to Constructive Ownership that would result in the Company owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Company (either directly or indirectly through one or more partnerships or limited liability companies) from such tenant would cause the Company to fail to satisfy any of the gross income requirements of Section 856(c) of the Code). Parent acknowledges that notwithstanding the grant of such exemption, in the event that Parent violates any of the aforesaid representations or warranties, then all or a portion of the shares of Company Common Stock otherwise acquired or to be acquired by Parent will be transferred to a Trust in accordance with Section (b)(2) of Article TENTH of the Amended and Restated Charter.

        (g)   all other consents, approvals and authorizations required to be obtained by the Company to consummate the Merger shall have been obtained from all lenders of fixed rate debt, debt with prepayment lock-out periods or debt that has prepayment or exit fees payable by the Company or any of its subsidiaries, which debt by its terms requires consent of such lenders to consummate the Merger (including consent to the change in property management), as listed in Section 3.7 of the Company Disclosure Schedule (the "Lender Consents"). Anything in this Agreement to the contrary notwithstanding, in connection with the Company's obtaining the Lender Consents, the Company shall not pay in excess of 1.0% of the principal amount outstanding under any loan (or $1,000,000 in the aggregate for all affected properties) as a lender condition to the receipt of any such consents, without the prior written consent of Parent, which consent shall be made in the sole and absolute discretion of Parent, and the failure of Parent to give such consent shall not be deemed a waiver of the condition precedent to Parent's obligation to close set forth in this Section 7.2(g).

        (h)   the Company shall have received written confirmation from the lenders of the resolution of any issues with respect to any outstanding GEMSA loan balances and cross defaults on the former Swerdlow properties (including the Cross Country Plaza) to the reasonable satisfaction of Parent.

        Section 7.3    Conditions to Obligations of the Company to Effect the Merger.    The obligations of the Company to consummate the Merger are subject to the fulfillment at or prior to the Effective Time of each of the following further conditions, any or all of which may be waived in whole or in part by the Company, to the extent permitted by applicable Law:

        (a)   the representations and warranties of Parent and of Merger Sub, or both, shall be correct and accurate as of the Closing Date as though made on or as of such date (except for those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time which need only be correct and accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be correct and accurate (without giving effect to any limitation as to "materiality" or "Material Adverse Effect" set forth therein) would not have or would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Parent, and the Company shall have received a certificate, dated the Closing Date, signed on behalf of Parent by its Chief Executive Officer or Chief Financial Officer to such effect; and

        (b)   Parent and Merger Sub shall each have performed or complied in all material respects with all obligations, agreements and covenants required by this Agreement to be performed by it or complied with on or prior to the Effective Time, and the Company shall have received a certificate, dated the Closing Date, signed on behalf of Parent by its Chief Executive Officer or Chief Financial Officer to such effect.

        Section 7.4    Reliance.    No party may rely on the failure of any condition set forth in this Article VII to be satisfied if such failure was caused by such party's failure to act in good faith or to use reasonable best efforts as required by Section 6.3.

ARTICLE VIII.

TERMINATION; AMENDMENT; WAIVER

        Section 8.1    Termination.    This Agreement may be terminated and the Merger contemplated herein may be abandoned at any time prior to the Effective Time, whether before or after approval of the Merger by the stockholders of each of the Company and Parent:

        (a)   by the mutual written consent of Parent and the Company (which consent shall be in the sole discretion of each of Parent and the Company);

        (b)   by either Parent or the Company, if any Governmental Entity of competent authority shall have issued an order, decree or ruling or taken any other action in each case permanently restraining, enjoining or otherwise prohibiting the Merger substantially on the terms contemplated by this Agreement and such order, decree, ruling or other action shall have become final and non-appealable;

        (c)   by either Parent or the Company, if the Merger has not been consummated by January 31, 2005 (the "Drop-Dead Date"); provided, however, that the party seeking to terminate this Agreement pursuant to this Section 8.1(c) shall not have breached in any material respect its obligations under this Agreement in any manner that shall have caused or resulted in the failure to consummate the Merger on or before such date;

        (d)   by Parent, if (i) the Company Board shall have withdrawn or materially modified its recommendation of this Agreement or the Merger in a manner adverse to Parent or its stockholders or shall have resolved to do so; (ii) the Company Board shall have approved or recommended an Acquisition Proposal made by any Person other than Parent or Merger Sub; or (iii) the Company shall have entered into a definitive agreement with respect to an Acquisition Proposal;

        (e)   by the Company, if the Company Board shall have approved, and the Company shall concurrently enter into, a definitive agreement providing for the implementation of a Superior

Proposal; but only if (i) the Company is not then in breach of Section 6.4, and (ii) prior to such termination the Company shall have made payment of the full amounts required by Section 8.3(b);

        (f)    by either the Company or Parent, if the Company Requisite Vote shall not have been obtained at a duly held Company Stockholders' Meeting or any adjournment or postponement thereof;

        (g)   by the Company, if Parent shall have breached any of its representations, warranties or covenants contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 7.3(a) or (b) and which breach is incapable of being cured by Parent prior to the Drop-Dead Date;

        (h)   by Parent, if the Company shall have breached any of its representations, warranties or covenants contained in this Agreement, which breach would give rise to the failure of a condition set forth in Section 7.2(a) or (b) and which breach is incapable of being cured by the Company prior to the Drop-Dead Date;

        (i)    by Parent, if (A) the condition set forth in Section 7.2(g) with respect to the Lender Consents is not satisfied within thirty (30) days after the date of this Agreement; provided, however, that Parent's right to terminate this Agreement pursuant to this Section 8.1(i)(A) shall lapse and have no further force or effect unless Parent notifies the Company in writing of its election to terminate pursuant to this Section 8.1(i)(A) within five (5) business days after the expiration of such 30-day period; or (B) the Lender Consents which have been obtained are no longer in effect;

        (j)    by Parent, if the condition set forth in Section 7.2(h) with respect to the specified loan balances and cross default issues is not satisfied within thirty (30) days after the date of this Agreement; provided, however, that Parent's right to terminate this Agreement pursuant to this Section 8.1(j) shall lapse and have no further force or effect unless Parent notifies the Company in writing of its election to terminate pursuant to this Section 8.1(j) within five (5) business days after the expiration of such 30-day period;

        (k)   by Parent, if (A) the condition set forth in Section 7.2(e)(i) with respect to the execution of the Put Agreement is not satisfied by September 30, 2004; provided, however, that Parent's right to terminate this Agreement pursuant to this Section 8.1(k)(A) shall lapse and have no further force or effect unless Parent notifies the Company in writing of its election to terminate pursuant to this Section 8.1(k)(A) by October 7, 2004; or (B) the condition set forth in Section 7.2(e)(ii) with respect to the consummation of the transactions contemplated by the Put Agreement is not satisfied concurrently with the closing of the Merger; or

        (l)    by Parent, if (A) the condition set forth in Section 7.2(c) with respect to the receipt by Parent of an opinion of Latham & Watkins LLP is not satisfied as of the Closing Date; (B) there has been a change or modification to the Officer's Certificates to be delivered under Section 7.2(c) which is materially adverse to either the Company or Parent; or (C) the Proxy Statement includes facts which, if set forth in the Officer's Certificates, would have been a change or modification to such certificates which is materially adverse to either the Company or the Parent.

        The right of any party hereto to terminate this Agreement pursuant to this Section 8.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto or any of their respective officers, directors, representatives or agents, whether prior to or after the execution of this Agreement.

        Section 8.2    Effect of the Termination.    In the event of termination of this Agreement by either the Company or Parent as provided in Section 8.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company, except (i) as provided in Section 5.2(c), this Section 8.2, Section 8.3 and Article IX and (ii) nothing herein shall relieve any party from any liability for any willful or intentional breach by a party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

        Section 8.3    Fees and Expenses.

        (a)   Except as otherwise set forth in this Section 8.3, whether or not the Merger is consummated, all Expenses (as hereinafter defined) incurred in connection with this Agreement and the other transactions contemplated hereby shall be paid by the party incurring such Expenses. As used in this Agreement, "Expenses" includes all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the other transactions contemplated hereby.

  (b) (i) In the event that this Agreement is terminated (A) by either the Company or Parent pursuant to Section 8.1(f) or (B) by Parent pursuant to Section 8.1(k), then the Company shall pay Parent Ten Million Dollars ($10,000,000) by wire transfer of same day funds to an account designated by Parent within thirty (30) days after such termination.

          (ii)   In the event that this Agreement is terminated by Parent pursuant to either Section 8.1(h) or Section 8.1(l), then the Company shall reimburse Parent for its actual out-of-pocket Expenses up to a maximum amount of Two Million Dollars ($2,000,000). Such payment shall be made by wire transfer of same day funds to an account designated by Parent within thirty (30) days after receipt by the Company of notice of demand for payment and a documented itemization setting forth in reasonable detail all Expenses of Parent.

          (iii)  In the event that this Agreement is terminated (A) by Parent pursuant to Section 8.1(d), (B) by the Company pursuant to Section 8.1(e), (C) by Parent pursuant to Section 8.1(h) (but only, in the case of this clause (C), as a result of a breach by the Company which (y) is the result of fraud by the Company and (z) would have or would reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect on the Company), or (D) (1) by either the Company or Parent pursuant to Section 8.1(f) and (2) an Acquisition Proposal shall at the time of such termination or thereafter be publicly proposed or publicly announced (and not subsequently withdrawn) and within six (6) months after such termination the Company consummates such Acquisition Proposal, then the Company shall pay Parent an amount equal to the Termination Fee (as hereinafter defined) by wire transfer of same day funds to an account designated by Parent, in the case of a payment as a result of any event referred to in Section 8.3(b)(iii)(D), within two (2) business days after the consummation of the Acquisition Proposal, in the case of a payment as a result of any event referred to in Section 8.3(b)(iii)(C), promptly, but in no event later than thirty (30) days after such termination, and in the case of a payment as a result of any event referred to in Section 8.3(b)(iii)(A) or (B), promptly, but in no event later than the date of such termination; provided, however, in the event that Parent is entitled to receive the Termination Fee pursuant to Section 8.3(b)(iii)(C) or (D), the amount of such fee shall be reduced by any amount paid to Parent under Section 8.3(b)(i) or (ii) such that the maximum amount payable by the Company in the event of a termination under Section 8.1(f) or 8.1(h) shall be $20,000,000). For purposes of this Section 8.3(b), an "Acquisition Proposal" shall have the meaning assigned to such term in Section 9.11, except that each reference to "20 percent" in such definition shall be deemed to be a reference to "50 percent." As used in this Agreement, the "Termination Fee" shall be an amount equal to the lesser of (x) Twenty Million Dollars ($20,000,000) (the "Base Amount") and (y) the sum of (A) the maximum amount that can be paid to Parent without causing any of the direct or indirect owners of Parent to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2)(A)-(H) and 856(c)(3)(A)-(I) of the Code ("Qualifying Income"), as determined by independent accountants to Parent, and (B) in the event Parent receives an opinion or a letter from outside counsel (the "Termination Fee Tax Opinion") indicating that Parent has received an opinion of counsel or a ruling from the IRS holding that Parent's receipt of the Base Amount would either constitute Qualifying Income or would be excluded from gross income of Parent within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT Requirements") or that the receipt by Parent of the remaining balance of the Base Amount following the receipt of and pursuant to such ruling would not be deemed constructively received prior thereto, the Base Amount less the amount payable under clause (A) above. In the event that Parent is not able to receive the full Base Amount, the Company shall place the unpaid amount in escrow and shall not release any portion thereof to Parent unless and until the Company receives either one of the following: (x) a letter from Parent's independent accountants indicating the maximum amount that can be paid at that time to Parent without causing any of the direct or indirect owners of Parent to fail to meet the REIT Requirements or (y) a Termination Fee Tax Opinion, in either of which events the Company shall pay to Parent the lesser of the unpaid Base Amount or the maximum amount stated in the letter referred to in clause (y) above. The Company's obligation to pay any unpaid portion of the Termination Fee shall terminate three (3) years from the date of this Agreement. Amounts remaining in escrow after such obligation terminates shall be released to the Company.

        (c)   In addition to any amounts payable pursuant to Section 8.3(b) above:

          (i)    In the event that this Agreement is terminated by the Company (other than pursuant to Section 8.1(g)) or Parent for any reason, Parent shall be entitled to (A) if the termination occurs before the Company commences the Redemption by notice to stockholders or otherwise, a refund of the Deposit together with any interest or other amounts earned with respect thereto, or (B) if the termination occurs after the Company commences the Redemption, in lieu of such cash payment, all of the Company's right, title and interest in and to one (1) of the Company Properties listed in Section 8.3(c) of the Company Disclosure Schedule (the "Identified Company Property"). In the event that Parent is entitled to a refund of the Deposit, the Company shall pay Parent the Deposit, together with any interest or other amounts earned with respect thereto, by wire transfer of same day funds to an account designated by Parent within five (5) business days after termination. In the event that Parent is entitled to receive the Identified Company Property, Parent shall promptly select the Identified Company Property from among the Company Properties listed in Section 8.3(c) of the Company Disclosure Schedule (if Parent fails to notify the Company of its selection within thirty (30) days after termination, the Company shall be entitled to make such selection), and the Company shall, upon payment to the Company of the amount (if any) by which the equity value of the Identified Company Property exceeds $25,000,000, authorize, execute and deliver all such deeds, bills of sale, assignments, transfer documents and instruments and take and do all such other actions and things as may be reasonably necessary or desirable to carry out this Section 8.3(c)(i) and to transfer the Identified Company Property to Parent consistent with the terms of this Agreement. In the event that the equity value of the Identified Company Property is less than $25,000,000, the Company shall pay Parent the shortfall within five (5) business days after transfer of the property to Parent. The Identified Company Property shall have the equity value set forth opposite its name in Section 8.3(c) of the Company Disclosure Schedule.

          (ii)   In the event that this Agreement is terminated by the Company pursuant to Section 8.1(g), the Company shall be entitled to retain the Deposit, together with any interest or other amounts earned with respect thereto, and the Company Properties listed in Section 8.3(c) of the Company Disclosure Schedule. In such event, Parent shall authorize, execute and deliver all such documents and instruments and take and do all such other actions and things as may be reasonably necessary or desirable to carry out this Section 8.3(c)(ii).

        (d)   The Company and Parent agree that the agreements contained in Sections 8.3(b) and 8.3(c) above are an integral part of the transactions contemplated by this Agreement, and that the payments to be made thereunder shall be compensation for the loss suffered by the applicable party as a result of the failure of the Merger to be consummated and constitute liquidated damages and not a penalty. The parties further agree that termination of this Agreement and abandonment of the Merger contemplated herein, with the consequences specifically provided for in this Section 8.3 in the case of such termination, shall be the sole and exclusive remedy for any breach of the Company's representations, warranties, covenants or agreements contained in this Agreement, and that neither the Company nor any of its officers, directors, employees, controlling stockholders, agents or other representatives shall have any liability for damages arising out of, resulting from or relating to any such breach; provided that, if this Agreement is terminated by Parent pursuant to Section 8.1(h), in addition to any amounts payable by the Company under Sections 8.3(b) and 8.3(c), Parent shall be entitled to seek all available remedies against the Company at law or in equity, provided that in no event shall the Company be liable for additional damages in excess of Twenty Five Million Dollars ($25,000,000). Any amounts payable by the Company under Sections 8.3(b) and 8.3(c) shall not be construed as a waiver by the Company of any claims it may have against Parent for breach of this Agreement or otherwise. In the event that the Company or Parent is required to file to seek all or a portion of the amounts payable under this Section 8.3, and such party prevails in such litigation, such party shall be entitled to receive, in addition to all amounts that it is otherwise entitled to receive under this Section 8.3, all reasonable expenses (including attorneys' fees) which it has incurred in enforcing its rights hereunder, together with interest on the amounts owed at the prime rate of Citibank, N.A. then in effect, which interest shall accrue from the date such payment was required to be made until the date it was actually received.

        Section 8.4    Amendment.    This Agreement may be amended by action taken by the Company, Parent and Merger Sub at any time before or after approval of the Merger by the Company Requisite Vote but, after such approval, no amendment shall be made which requires the approval of any such stockholders under applicable Law without such approvals. This Agreement may not be amended except by an instrument in writing signed on behalf of the parties hereto.

        Section 8.5    Extension; Waiver.    At any time prior to the Effective Time, each party hereto may (i) extend the time for the performance of any of the obligations or other acts of the other party, (ii) waive any inaccuracies in the representations and warranties of the other party contained herein or in any document, certificate or writing delivered pursuant hereto, or (iii) waive compliance by the other party with any of the agreements or conditions contained herein. Any agreement on the part of either party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of either party hereto to assert any of its rights hereunder shall not constitute a waiver of such rights.

ARTICLE IX.

MISCELLANEOUS

        Section 9.1    Nonsurvival of Representations and Warranties.    None of the representations, warranties, covenants and agreements in this Agreement or in any exhibit, schedule or instrument delivered pursuant to this Agreement shall survive beyond the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article IX.

        Section 9.2    Entire Agreement; Assignment.

        (a)   This Agreement (including the schedules and exhibits hereto) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof, other than the Confidentiality Agreement.

        (b)   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by operation of Law (including by merger or consolidation) or otherwise. Notwithstanding the foregoing, Parent shall have the right to assign all of its rights and obligations under this Agreement to any Person of which Parent directly or indirectly owns at least 10% of the outstanding equity securities, and, upon such assignment, Parent shall be relieved of all rights and obligations hereunder, provided that Parent shall be and remain responsible for the representation contained in Section 4.5 above, but the terms thereof shall be to the effect that the assignee shall have the funds available. Any assignment in violation of this Section 9.2(b) shall be void. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and assigns.

        Section 9.3    Notices.    All notices, requests, instructions or other documents to be given under this Agreement shall be in writing and shall be deemed given, (i) three (3) business days following sending by registered or certified mail, postage prepaid, (ii) when sent if sent by facsimile; provided, however, that the fax is promptly confirmed by telephone confirmation thereof, (iii) when delivered, if delivered personally to the intended recipient, and (iv) one business day following sending by overnight delivery via a national courier service, and in each case, addressed to a party at the following address for such party:

if to Parent or to Merger Sub, to:	PL Retail LLC c/o DRA Advisors LLC 220 East 42nd Street (27th Floor) New York, N.Y. 10017 Attention: Brian T. Summers Facsimile: (212) 697-7405
with a copy to:	Blank Rome LLP The Chrysler Building 405 Lexington Avenue New York, N.Y. 10174 Attention: Martin Luskin, Esq. Facsimile: (212) 885-5001
if to the Company, to:	Price Legacy Corporation Excel Centre 17140 Bernardo Center Drive, Suite 300 San Diego, CA 92128 Attention: Jack McGrory Facsimile: (858) 675.9405
with a copy to:	Latham & Watkins LLP 12636 High Bluff Drive, Suite 300 San Diego, CA 92130-2071 Attention: Scott N. Wolfe, Esq. Facsimile: (858) 523-5450

or to such other address as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

        Section 9.4    Governing Law.    This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without giving effect to the choice of law principles thereof.

        Section 9.5    Descriptive Headings.    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

        Section 9.6    Parties In Interest.    This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and, except as provided in Section 6.7, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement.

        Section 9.7    Severability.    The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) if necessary, a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

        Section 9.8    Specific Performance.    The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any Federal court or California court sitting in the County of San Diego, California, this being in addition to any other remedy to which they are entitled at law or in equity. In addition, each of the parties hereto (a) consents to submit itself to the personal jurisdiction and exclusive venue of any Federal court or California court sitting in the County of San Diego, California in the event any dispute arises out of this Agreement or the Merger or the validity, performance or enforcement of this Agreement or the Merger, and (b) agrees that it will not attempt to deny or defeat such personal jurisdiction or venue by motion or other request for leave from any such court.

        Section 9.9    Counterparts.    This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        Section 9.10    Interpretation.

        (a)   The words "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph, exhibit and schedule references are to the articles, sections, paragraphs, exhibits and schedules of this Agreement unless otherwise specified. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." All terms defined in this Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein. Any agreement, instrument or statute defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument or statute as from time to time, amended, qualified or supplemented, including (in the case of agreements and instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and all attachments thereto and instruments incorporated therein. References to a Person are also to its permitted successors and assigns.

        (b)   The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

        Section 9.11    Definitions.

        (a)   "Acquisition Proposal" means an inquiry, offer or proposal regarding any of the following (other than the Merger) involving the Company: (i) any merger, consolidation, share exchange, recapitalization, business combination or other similar transaction in which the other party thereto or its stockholders will own 20% or more of the combined voting power of the surviving entity resulting from any such transaction; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 20% or more of the assets of the Company and its subsidiaries, taken as a whole, in a single transaction or series of related transactions; (iii) any tender offer or exchange offer for 20% or more of any class of equity security of the Company or the filing of a registration statement under the Securities Act in connection therewith; (iv) any other transaction or series of related transactions pursuant to which any third party proposes to acquire control of assets of the Company and its subsidiaries having a fair market value equal to or greater than 20% of the fair market value of all of the assets of the Company and its subsidiaries, taken as a whole, immediately prior to such transaction; or (v) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

        (b)   "Company Non-Subsidiary Entity" means any Person in which the Company or any of its subsidiaries owns, directly or indirectly, greater than ten percent (10%) of any equity or similar interests, or any interest convertible into or exchangeable or exercisable for any equity or similar interests, other than a subsidiary. References herein to "the Company and the Company Non-Subsidiary Entities taken as a whole" or other words of similar import shall be understood to refer to the Company and the Company Non-Subsidiary Entities on an aggregate basis, but in the case of the Company Non-Subsidiary Entities, only to the extent of the Company's interest therein.

        (c)   "Company Option Plan" means the Amended and Restated Price Legacy Corporation 2001 Stock Option and Incentive Plan.

        (d)   "delivered" or "made available" means, with respect to documents or information required to be provided by the Company to Parent or Merger Sub, any documents or information (i) posted by the Company Financial Advisor on the IntraLinks web site, (ii) available through the SEC's Electronic Data Gathering and Retrieval System or (iii) otherwise made reasonably available by the Company or its representatives to Parent.

        (e)   "Dispute" means in respect of any Person, any suit, claim, action, proceeding or investigation against such Person or any of its subsidiaries or any of its or their respective properties or assets.

        (f)    "Judgment" means any order, judgment, writ, injunction or decree.

        (g)   "know" or "knowledge" means, with respect to the Company or Parent, the actual knowledge of such persons listed in Section 9.11(g) of the Company Disclosure Schedule or Section 9.11(g) of the Parent Disclosure Schedule, respectively.

        (h)   "Material Adverse Effect" means when used in connection with the Company or Parent, as the case may be, or any of their respective subsidiaries, any change, effect or circumstance that is reasonably likely to (i) materially and adversely affect the business, assets, financial condition or results of operations of, as the case may be, the Company and its subsidiaries or the Parent and its subsidiaries, in each case taken as a whole, but excluding any adverse effect or change arising from (A) conditions in, or events affecting, the United States economy or capital or financial markets generally, including changes in interest or exchange rates, (B) changes in GAAP, (C) general changes in conditions (including changes in legal, regulatory or business conditions) in or otherwise affecting retail real estate properties generally, unless such changes have a materially disproportionate effect, relative to other industry participants, on the Company and its subsidiaries or the Parent and its subsidiaries, each taken as a whole, as the case may be, but do not have a substantially comparable effect on both the Company and its subsidiaries and the Parent and its subsidiaries, in each case taken as a whole, or

(D) this Agreement, the announcement or performance hereof and the Merger, including the impact thereof on relationships with suppliers or employees, or (ii) materially adversely affect the ability of the Company or Parent, as the case may be, to perform its obligations hereunder or consummate the Merger; provided, however, that a Company Material Adverse Effect shall be deemed to have occurred for all purposes of this Agreement, other than under Section 8.3(b)(iii)(C), if the Company breaches any of its representations, warranties or covenants contained in this Agreement, which breach materially adversely affects any Company Property listed in Section 9.11(h) of the Company Disclosure Schedule such that the value of such Company Property is reduced by at least $25,000,000 (such dollar threshold to be applied to each Company Property individually, and not to two or more of the Company Properties collectively).

        (i)    "Person" means an individual, corporation, limited liability company, partnership, association, trust, unincorporated organization, other entity or group (as defined in the Exchange Act).

        (j)    "SEC" shall mean the United States Securities and Exchange Commission.

        (k)   "subsidiary" means, when used with reference to any party, any corporation, limited liability company, partnership, joint venture or other organization, whether incorporated or unincorporated, of which: (i) such party or any other subsidiary of such party is a general partner (excluding partnerships, the general partnership interests of which held by such party or any subsidiary of such party do not have at least a majority of the voting interests in such partnership), (ii) voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation, partnership, joint venture or other organization is held by such party or by any one or more of its subsidiaries, or by such party and any one or more of its subsidiaries or (iii) at least a majority of the equity, other securities or other interests is, directly or indirectly, owned or controlled by such party or by any one or more of its subsidiaries, or by such party and any one or more of its subsidiaries. References herein to "the Company and its subsidiaries taken as a whole" or other words of similar import shall be understood to refer to the Company and its subsidiaries on an aggregate basis, but in the case of subsidiaries that are not wholly owned, only to the extent of the Company's interest therein. References herein to "Parent and its subsidiaries taken as a whole" or other words of similar import shall be understood to refer to Parent and its subsidiaries on an aggregate basis, but in the case of subsidiaries that are not wholly owned, only to the extent of Parent's interest therein.

[Signature Page Follows]

        IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

PL RETAIL LLC
By:	G&I IV PL Retail LLC
By:	/s/ BRIAN T. SUMMERS Name: Brian T. Summers Title: Vice President
PRICE LEGACY CORPORATION
By:	/s/ JACK MCGRORY Name: Jack McGrory Title: Chairman and Chief Executive Officer
PL ACQUISITION CORP.
By:	/s/ BRIAN T. SUMMERS Name: Brian T. Summers Title: Vice President

Annex B

PUT AGREEMENT

        PL Retail LLC ("Company") and Price Group LLC ("Buyer") have entered into this Put Agreement (the "Agreement") as of September 28, 2004.

        Section 1.    Put Right.    Subject to the terms and conditions of this Agreement, Company shall have the right (the "Put Right") to require Buyer to purchase (i) a 100% ownership interest (the "T1 Interest") in a newly formed limited liability company ("Target One") wholly owned by Price Legacy Corporation ("Price Legacy") from Price Legacy, and (ii) a 100% ownership interest (the "T2 Interest") in a newly formed limited liability company ("Target Two") wholly owned by Excel Legacy Holdings, Inc. ("TRS"), a wholly owned subsidiary of Price Legacy, from TRS, in each case immediately following the closing of the merger of a subsidiary of Company with and into Price Legacy (the "Merger"). Company may only exercise the Put Right with respect to both the T1 Interest and the T2 Interest, and not with respect to the T1 Interest or the T2 Interest alone. Company may exercise the Put Right by delivering a written notice of exercise to Buyer no earlier than September 12, 2004 and no later than September 30, 2004. The closing of the put transaction (the "Closing") shall occur, if at all, immediately following the closing of the Merger (it being understood that the closing of the Merger and the Closing, if it occurs, shall occur at one concurrent closing). "Buyer" for purposes of this Agreement shall mean Price Group LLC or any other person(s) designated by Price Group LLC, so long as (i) Price Group LLC guarantees the obligations of such designee(s) under this agreement pursuant to a guaranty agreement reasonably satisfactory to the parties, and (ii) such designee becoming a party to or consummating this Agreement does not (a) violate any laws applicable to Company or Price Legacy, or (b) cause any adverse tax consequences to Company or Price Legacy. At the Closing, Company shall cause (i) Price Legacy to deliver to Buyer a duly executed and enforceable assignment and assumption of the T1 Interest (the "T1 Assignment") and (ii) TRS to deliver to Buyer a duly executed and enforceable assignment and assumption of the T2 Interest (the "T2 Assignment"), and Buyer shall, in exchange, deliver (x) to Price Legacy an amount of cash (the "T1 Cash Component") and/or shares of Price Legacy common stock (valued on a per share basis equal to the Merger Consideration (as such term is defined in the Merger Agreement)) (such shares, the "T1 Share Component") equal to $135,918,400, and (y) to TRS an amount of cash (the "T2 Cash Component") and/or shares of Price Legacy common stock (valued on a per share basis equal to the Merger Consideration) (such shares, the "T2 Share Component") equal to $11,766,400, as adjusted to reflect the proration adjustment provided for in Section 4 (the purchase price for the T1 Interest, as so adjusted, being referred to as the "T1 Purchase Price" and the purchase price for the T2 Interest, as so adjusted, being referred to as the "T2 Purchase Price"). In lieu of the delivery at the Closing by Buyer to Price Legacy of the T1 Purchase Price and the delivery at the Closing by Buyer to TRS of the T2 Purchase Price, Company may instead instruct Buyer in writing (at least four days in advance of the Closing) to, and upon such instruction Buyer shall, deliver to the Exchange Agent (as such term is defined in the Merger Agreement) the T1 Cash Component and T2 Cash Component, if any, and deliver to Price Legacy and TRS the T1 Share Component and T2 Share Component, respectively, if any, with each such delivery taking place immediately before the closing of the Merger, to be held in escrow by each of the Exchange Agent and Price Legacy and TRS, as applicable, pending the Closing and the delivery of the T1 Assignment and T2 Assignment to Buyer. At least five days in advance of the Closing, Buyer shall notify Company as to the number of shares of Price Legacy common stock, if any, it intends to deliver as part of the T1 Purchase Price and T2 Purchase Price at the Closing, and Company shall provide to Buyer in writing its wire transfer instructions for the cash portion, if any, of the T1 Purchase Price and T2 Purchase Price. This Agreement shall be deemed automatically amended as of the Closing to increase the T1 Purchase Price and the T2 Purchase Price, pro rata, by the aggregate amount of the product of $4.00 times the number of additional shares of Price Legacy Common Stock issued between the date hereof and the Closing, if any.

        Section 2.    Target.    It is contemplated that (i) Price Legacy and Excel Legacy Corporation ("QRS") shall transfer the Target One Assets (as defined below) to Target One prior to the Merger, in exchange for the T1 Interest being issued to Price Legacy, and TRS shall transfer the Target Two Assets (as defined below) to Target Two prior to the Merger, in exchange for the T2 Interest. Target One shall assume all liabilities and obligations of Price Legacy (and any of its subsidiaries and affiliates), including any loan, bond, guaranties or contractual obligations, specifically relating to the Target One Assets, and Target Two shall assume all liabilities and obligations of Price Legacy (and any of its subsidiaries and affiliates), including any loan, bond, guaranties or contractual obligations, specifically relating to the Target Two Assets. Buyer hereby represents and warrants to Company that QRS and TRS are, and as of the Closing will be, directly or indirectly, wholly-owned subsidiaries of Price Legacy. It is the intention of the parties that, as of the Closing, (i) Target One will have legal and marketable title to the real property and other assets described on Exhibit A hereto (the "Target One Assets"), that the cash balances in any operating accounts included in the Target One Assets will not exceed the amounts reflected on Exhibit A hereto, and that Target One will own no other assets other than those agreed to in writing by Buyer and Company (which, if applicable, shall be included within the definition of Target One Assets), (ii) the Target One Assets will not be subject to any liens or encumbrances, and Target One will not have any liabilities or obligations, other than those existing on the date hereof and such additions thereto and modifications thereof as shall have resulted solely from the ordinary course of the business of Price Legacy or as have been agreed to in writing by Buyer and Company, and (iii) Price Legacy and its subsidiaries and affiliates (other than Target One) will have transferred to Target One all claims and other rights that Price Legacy or any of its subsidiaries and affiliates may have against any third parties with respect to the Target One Assets or any related liabilities and obligations (collectively, "T1 Claims"). It is the further intention of the parties that, as of the Closing, (x) Target Two will have legal and marketable title to the real property and other assets described on Exhibit B hereto (the "Target Two Assets"), that the cash balances in any operating accounts included in the Target Two Assets will not exceed the amounts reflected on Exhibit B hereto, and that Target Two will own no other assets other than those agreed to in writing by Buyer and Company (which, if applicable, shall be included within the definition of Target Two Assets), (y) the Target Two Assets will not be subject to any liens or encumbrances, and Target Two will not have any liabilities or obligations, other than those existing on the date hereof and such additions thereto and modifications thereof as shall have resulted solely from the ordinary course of the business of Price Legacy or as have been agreed to in writing by Buyer and Company, and (z) Price Legacy and its subsidiaries and affiliates (other than Target Two) will have transferred to Target Two all claims and other rights that Price Legacy or any of its subsidiaries and affiliates may have against any third parties with respect to the Target Two Assets or any related liabilities and obligations (collectively, "T2 Claims"). Company hereby agrees that Price Legacy may take all actions necessary prior to the closing of the Merger to satisfy these conditions, and agrees to take all actions within its control to cause such conditions to be satisfied, provided that Company shall not be required to incur any material expense as a result of any such action. The satisfaction of these conditions is not a condition to the exercise by Company of the Put Right or to Buyer's obligation to acquire Target One and Target Two pursuant thereto, and Buyer agrees that, upon the Closing, the Target One Assets and Target Two Assets will be acquired (through its acquisition of Target One and Target Two) on an "as is, where is" basis. However, if these conditions are not satisfied prior to Closing, Company and Buyer hereby agree that Buyer shall have a remedy of specific performance against Company and its subsidiaries (including Price Legacy, QRS and TRS) to cause any Target One Assets or T1 Claims not owned by Target One at Closing to be immediately transferred to Target One, and any Target Two Assets or T2 Claims not owned by Target Two at Closing to be immediately transferred to Target Two, provided that Company and its subsidiaries shall not be required to incur any expense related to the Target One Assets or the Target

Two Assets as a result of any such action. Buyer agrees this remedy shall be its sole remedy to address the failure of such conditions to be satisfied or Company's default under this Section.

        Section 3.    Termination.    This Agreement, and the Put Right, shall terminate: (i) if the agreement between Company and Price Legacy providing for the Merger (the "Merger Agreement") is terminated, or (ii) if Company has not delivered a written notice of exercise of the Put Right to Buyer by September 30, 2004.

        Section 4.    Prorations.    All revenues and expenses (including, without limitation, debt service, real property taxes and assessments, utility charges and the like) allocable to the Target One Assets and Target Two Assets shall—prior to the Closing—be prorated (and, to the extent necessary, reasonably estimated) as of the Closing in a mutually agreeable manner.

        Section 5.    Indemnification; Insurance.    Buyer agrees that (i) following the Closing, it will indemnify, defend and hold Company and its subsidiaries (including Price Legacy) and affiliates harmless from and against any uninsured claims, liabilities or losses (including attorneys' fees) suffered by any of them pursuant to a third party claim, to the extent such claim arises as a result of Price Legacy's, Target One's, Target Two's or any of their subsidiaries' ownership or operation of the Target One Assets and the Target Two Assets (including without limitation any loan, bond, guaranty or other contractual obligations assumed by Target One or Target Two), or as a result of liabilities and obligations directly related to the Target One Assets or Target Two Assets (it being understood that the term Target One Assets for purposes of this Section 5 shall include all of the property listed on Exhibit A hereto, and the term Target Two Assets for purposes of this Section 5 shall include all of the property listed on Exhibit B hereto, in each case whether such property is included in the Target One Assets or the Target Two Assets at Closing or instead the proceeds from the sale of such property are so included), and (ii) at the Closing, it will cause each of Target One and Target Two to deliver an indemnity agreement to Company which shall provide for Target One and Target Two, respectively, to indemnify Company and its subsidiaries and affiliates on the same basis with respect to the Target One Assets and Target Two Assets, as applicable, and Buyer hereby releases Company and its subsidiaries (including Price Legacy) and affiliates from any claims it might have against them arising therefrom. Company hereby agrees to include Buyer, Target One and Target Two as a named insured on its or its subsidiaries' insurance policies (if any) relating to the Target One Assets and/or the Target Two Assets.

        Section 6.    Miscellaneous.

          (a)    Further Assurances.    Each party hereto will do and take (and cause others within its control to do and take) all actions, whether before or after the Closing, and execute all documents, reasonably necessary to cause the transactions contemplated by this Agreement to be effected or necessary to otherwise fulfill the intent of this Agreement.

          (b)    Legal Fees.    If either party brings any action or suit against the other for any matter relating to or arising out of this Agreement, then the prevailing party in such action or dispute shall be entitled to recover from the other party all costs and expenses of suit, including actual attorneys' fees.

          (c)    Governing Law; Entire Agreement; Amendment.    This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to conflicts of laws principles thereof. This Agreement (which includes the Exhibits hereto) supersedes any prior agreements between the parties hereto, and any amendment hereto must be in writing and signed by both parties.

          (d)    No Obligation.    The parties acknowledge and agree that the option of Company to exercise its rights to require Buyer to purchase the T1 Interest from Price Legacy and the T2 Interest from TRS in exchange for the consideration specified above is an absolute and unfettered right of Company, that Company has no express, implied or other agreement or obligation of any nature or description, express or implied, to exercise that right, that Company has unfettered and unlimited discretion as to whether to exercise the right, and may instead proceed through the closing of the Merger without exercising that right, and that there is no right, expectancy or other anticipation by Buyer or Price Legacy or any other person that Company will exercise that right. Any suggestion of any sort to the contrary that may heretofore be thought to have existed is hereby disavowed, rejected, rendered null and void and in all other respects waived and terminated. Buyer has no right or expectancy of any nature or description in the Put Right herein granted, but only the obligation and duty and liability to pay Company, as described above, against delivery in the event that Company should decide to exercise its discretion to exercise the Put Right.

          (e)    Expenses.    Each party shall bear (including, in the case of Company, indirectly through its ownership of Price Legacy, QRS and TRS) its own costs and expenses incurred in connection with the consummation of the transactions contemplated hereby. The parties shall allocate liability for transfer taxes and related expenses in accordance with local custom with respect to all of the transactions contemplated hereby (which, in the case of the transfer of Target One Assets to Target One and the Target Two Assets to Target Two, shall be based on Company as the seller and Buyer as the buyer), provided that Company shall not be required to incur transfer taxes and related expenses for more than one transaction (with the transfer of Target One Assets to Target One and of Target Two Assets to Target Two being deemed one transaction, and the assignment of the T1 Interest and the T2 Interest to Buyer being deemed one transaction, for this purpose). Buyer shall be responsible (including, if necessary, through a reimbursement of Price Legacy or TRS) for any loan assumption or other expenses and fees payable to lenders in connection with the transfer of the Target One Assets to Target One and the transfer of the Target Two Assets to Target Two.

          (f)    Allocation.    The parties agree to allocate the T1 Purchase Price and T2 Purchase Price among the Target One Assets and the Target Two Assets in accordance with Exhibit A and Exhibit B attached hereto. Buyer and Company each hereby agree that it will not take a position on any income tax return, before any governmental agency or in any judicial proceeding that is inconsistent with the terms of such allocation.

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

COMPANY PL RETAIL LLC
By:	G&I IV PL Retail LLC
By:	/s/ BRIAN T. SUMMERS Name: Brian T. Summers Title: Vice President
BUYER PRICE GROUP LLC
By:	/s/ JAMES CAHILL Name: James Cahill Title: Manager

Each of the undersigned acknowledges that it is, or its subsidiaries are, the owner of the Target One Assets and/or the Target Two Assets and, as such, it agrees to take all actions described in this Agreement as required or intended to be taken by it, including, upon Company's instruction, to take the actions described in Section 1.

PRICE LEGACY CORPORATION
By:	/s/ ROBERT SIORDIA Name: Robert Siordia Title: COO
EXCEL LEGACY HOLDINGS, INC.
By:	/s/ ROBERT SIORDIA Name: Robert Siordia Title: COO

Exhibit A
Target One Assets
($000's)

	Book Value @ 6/30/04	Tax Basis @ 12/31/03	Purchase Price
Total Income Properties, Raw Land and Other Assets (1)	$228,269.1	$227,834.0	$180,275.6

Newport on the Levee, Newport KY
Sacramento, CA / Bradshaw Office Bldg
Scottsdale, AZ / City Center
Orlando, FL / Millenia I
Grand Hotel
Anaheim (approx 19 acres)
Farmington, UT (approx 20.5 acres)
City of Newport Bonds (Tax Exempt)				(5)
City of Newport Bonds (Taxable)				(6)
Corporate Furniture Fixtures & Equipment
Add: Cash attributable to PUT assets			6,241.8	(2)
Less: Newport on the Levee Construction Loan / Bank One			(28,500.0)
Orlando, FL Loan / ING			(22,099.0)

Net Purchase Price			$135,918.4	(4)

(1)
Includes Furniture & Fixtures related to properties, all leases for such properties and all other agreements specifically related to such properties, provided that copies of all records pertaining to such assets can be retained by Price Legacy Corporation.

(2)
Cash detailed below

Newport on the Levee Operating Account	$2,271.0
Grand Hotel Operating Account	617.0
Proceeds from the sale of Farmington	2,923.8
Payables, net of Receivables as of 6/30/04	430.0

Cash	$6,241.8	(3)

(3)
To be adjusted for proceeds from the sale of any of the above assets, refinance proceeds related to the above assets, additional purchases of Newport Tax Exempt Bonds, and prorations after 6/30/04 pursuant to Section 4 of the Put Agreement.

(4)
Net Purchase Price, when combined with Net Purchase Price on Exhibit B = $4.00 per share of Price Legacy common stock based on 36,921,206 shares outstanding.

(5)
Includes $10,124,000 in Tax Exempt Bonds

(6)
Includes $10,093,600 in Taxable Bonds

Exhibit B
Target Two Assets
($000's)
09/28/04

	Book Value @ 6/30/04	Tax Basis @ 12/31/03	Purchase Price
Other Assets:	$1,459.0	$1,459.0	$1,459.0

LSGW Investments, LLC (2)
Add: Cash attributable to PUT assets			30,525.0	(1)
Less: Repayment of Intercompany Loan to REIT			(20,217.6	)(3)

Net Purchase Price			$11,766.4

(1) Cash detailed below
Proceeds from the sale of Los Arcos/Hockey Notes		$30,525.0

(2)
Entity owns a 50% interest in Gameworks Cincinnati, LLC

(3)
Cash used to purchase Newport Taxable and Tax Exempt Bonds (see note 5 & 6 in Exhibit A)

Annex C

[LETTERHEAD OF UBS SECURITIES LLC]

August 23, 2004

The Board of Directors
Price Legacy Corporation
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128

Dear Members of the Board:

        We understand that Price Legacy Corp., a Maryland corporation (the "Company" or "Price Legacy"), is considering a transaction whereby the outstanding shares of common stock, par value $.0004 per share, of the Company (the "Company Common Stock") will be converted in a merger (the "Merger") into the right to receive $18.85 per share in cash, subject to increase as provided in the Merger Agreement (the "Consideration"), pursuant to the terms of an Agreement and Plan of Merger among PL Retail LLC ("PL Retail"), an affiliate of PL Retail ("PL Acquisition Corp.") and the Company (the "Merger Agreement").

        You have requested our opinion as to the fairness, from a financial point of view, to the shareholders of the Company of the Consideration to be received by the holders of the Company Common Stock, other than The Price Group, affiliates of The Price Group, the 520 Group and affiliates of the 520 Group in the Merger.

        UBS Securities LLC ("UBS") has acted as financial advisor to the Company in connection with the Merger and will receive a fee for its services. UBS will also receive a fee at the time of delivery of this opinion. In the ordinary course of business, UBS, its successors and affiliates may trade securities of the Company for their own accounts and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

        Our opinion does not address the relative merits of the Merger as compared to other business strategies or transactions that might be available with respect to the Company or the Company's underlying business decision to effect the Merger or constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the Put Agreement (as defined in the Merger Agreement) or the form of the Merger. In rendering this opinion, we have assumed, with your consent, that the final executed forms of the Merger Agreement and the Put Agreement do not differ in any material respect from the drafts that we have examined dated August 23, 2004. We have also assumed that PL Retail, PL Acquisition Corp. and the Company will comply with all the material terms of the Merger Agreement.

        In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to the Company, (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Company, including estimates and financial forecasts prepared by management of the Company, that were provided to us by the Company and not publicly available, (iii) conducted discussions with members of the senior management of the Company concerning the business and financial prospects of the Company, (iv) reviewed publicly available financial and stock market data with respect to certain other companies in lines of business we believe to be generally comparable to those of the Company, (v) compared the financial terms of the Merger with the publicly available financial terms of certain other transactions which we believe to be generally relevant, (vi) reviewed the financial terms of certain transactions that we believe to be generally relevant with respect to the Put Properties (as defined in

C-1

the Merger Agreement), (vii) reviewed the financial terms, which are not generally publicly available, of certain transactions that the Company identified for us and directed us to consider with respect to Anaheim GardenWalk, (viii) reviewed the financial terms of purchase and sale contracts for certain of the Put Properties (as defined in the Merger Agreement) that are currently contracted to be sold, (ix) reviewed drafts of the Merger Agreement and the Put Agreement, and (x) conducted such other financial studies, analyses, and investigations, and considered such other information, as we deemed necessary or appropriate.

        In connection with our review, with your consent, we have not assumed any responsibility for independent verification for any of the information reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of the Company. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Company. With your consent, we have not independently verified the relevance of the transactions we refer to in clause (vii) above, and have at your direction relied on the representation of the management of the Company that these are a sufficient basis on which to arrive at an appropriate range of values for Anaheim GardenWalk. We have also assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Merger will be obtained without any material adverse effect on the Company or the Merger. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

        Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Consideration to be received by the holders of the Company Common Stock, other than The Price Group, affiliates of The Price Group, the 520 Group and affiliates of the 520 Group, in the Merger is fair, from a financial point of view, to such holders of the Company Common Stock.

Very truly yours,
UBS SECURITIES LLC

C-2

Annex D

[LETTERHEAD OF UBS SECURITIES LLC]

August 23, 2004

The Board of Directors
Price Legacy Corporation
17140 Bernardo Center Drive
Suite 300
San Diego, California 92128

Dear Members of the Board:

        We understand that pursuant to the terms of an Agreement and Plan of Merger among Price Legacy Corp., a Maryland corporation (the "Company" or "Price Legacy"), PL Retail LLC ("PL Retail") and an affiliate of PL Retail ("PL Acquisition Corp.") (the "Merger Agreement"), the Company will enter into an agreement (the "Put Agreement") under which PL Retail shall have the right to cause the Company to convey (the "Put Right") to the Price Group LLC concurrently with the closing of the merger under the Merger Agreement (the "Merger") the Company's 100% ownership interest in two newly formed limited liability companies (the "Newcos") which will own as of that date certain properties and other assets as described in the Put Agreement (the "Put Properties") for consideration of $147.7 million (the "Put Consideration"), in cash, or shares of common stock of the Company, or a combination thereof, plus indebtedness, subject to proration as described in the Put Agreement. You have requested our opinion as to the fairness, from a financial point of view, to the Company of the Put Consideration assuming the Put Right were to be exercised as of the date hereof.

        UBS Securities LLC ("UBS") has acted as financial advisor to the Company in connection with the Merger and will receive a fee for its services. UBS will also receive a fee at the time of delivery of this opinion. In the ordinary course of business, UBS, its successors and affiliates may trade securities of the Company for their own accounts and the accounts of their customers and, accordingly, may at any time hold a long or short position in such securities.

        Our opinion does not address the relative merits of the Put Agreement or the Merger as compared to other business strategies or transactions that might be available with respect to the Company or the Company's underlying business decision to effect the Put Agreement or the Merger or constitute a recommendation to any shareholder of the Company as to how such shareholder should vote with respect to the Merger. At your direction, we have not been asked to, nor do we, offer any opinion as to the material terms of the Merger Agreement or the Put Agreement or the form of the Merger. In rendering this opinion, we have assumed, with your consent, that the final executed forms of the Merger Agreement and the Put Agreement do not differ in any material respect from drafts that we have examined dated August 23, 2004.

        In arriving at our opinion, we have, among other things: (i) reviewed certain publicly available business and historical financial information relating to the Put Properties, (ii) reviewed certain internal financial information and other data relating to the business and financial prospects of the Put Properties, including estimates and financial forecasts prepared by management of the Company, that were provided to us by the Company and not publicly available, (iii) conducted discussions with members of the senior management of the Company concerning the business and financial prospects of the Put Properties, (iv) reviewed the financial terms of certain transactions that we believe to be generally relevant, (v) reviewed the financial terms, which are not generally publicly available, of certain transactions that the Company identified for us and directed us to consider with respect to Anaheim GardenWalk, (vi) reviewed the financial terms of purchase and sale contracts for certain of the Put Properties that are currently contracted to be sold, (vii) reviewed drafts of the Merger Agreement and

D-1

the Put Agreement, and (viii) conducted such other financial studies, analyses, and investigations, and considered such other information, as we deemed necessary or appropriate.

        In connection with our review, with your consent, we have not assumed any responsibility for independent verification for any of the information reviewed by us for the purpose of this opinion and have, with your consent, relied on such information being complete and accurate in all material respects. In addition, at your direction, we have not made any independent evaluation or appraisal of any of the assets or liabilities (contingent or otherwise) of Newcos. With respect to the financial forecasts and estimates referred to above, we have assumed, at your direction, that they have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future performance of the Put Properties. With your consent, we have not independently verified the relevance of the transactions we refer to in clause (v) above, and have at your direction relied on the representation of the management of the Company that these are a sufficient basis on which to arrive at an appropriate range of values for Anaheim GardenWalk. With your consent, we have assumed that the acquisition price paid by the Company for the taxable and tax-exempt bonds relating to Newport on the Levee is equivalent to the fair market value of such bonds. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof.

        Based upon and subject to the foregoing, it is our opinion that, as the date hereof, the Put Consideration is fair to the Company, from a financial point of view, assuming the Put Right were to be exercised as of the date hereof.

Very truly yours,
UBS SECURITIES LLC

D-2

Annex E

FORM OF LATHAM & WATKINS LLP OPINION

[L&W LETTERHEAD]

[ACQUIROR]
[                        ]
[                        ]

                Re: Price Legacy Corporation

Ladies and Gentlemen:

        We have acted as counsel to Price Legacy Corporation, a Maryland corporation (the "Company"), in connection with the proposed merger (the "Merger") of [Merger Sub], a [                        ] ("Merger Sub"), with and into the Company pursuant to an Agreement and Plan of Merger, dated as of [                        ], 2004, by and among the Company, [Acquiror], a [                        ], and Merger Sub (the "Merger Agreement"). Capitalized terms not defined herein have the meanings specified in the Merger Agreement.

        Pursuant to Section 7.2(c) of the Merger Agreement, you have requested our opinion concerning certain federal income tax considerations relating to the Company, including with respect to its status as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code"). This opinion is based on various facts and assumptions, including the facts set forth in the Proxy Statement relating to the Merger (the "Proxy Statement"), concerning the business, assets and governing documents of the Company and its subsidiaries. We have also been furnished with, and with your consent have relied upon, certain representations made by the Company and its subsidiaries with respect to certain factual matters through a certificate of an officer of the Company (the "Officer's Certificate"). With your permission, we have assumed the accuracy of the opinion of [                        ], counsel for the Company, dated [                        ], 2004 with respect to certain matters of Maryland law.

        In our capacity as counsel to the Company, we have made such legal and factual examinations and inquiries, including an examination of originals or copies certified or otherwise identified to our satisfaction of such documents, corporate records and other instruments as we have deemed necessary or appropriate for purposes of this opinion. For purposes of our opinion, we have not made an independent investigation of the facts set forth in the above referenced documents, the exhibits hereto or the Officer's Certificate. In addition, in rendering this opinion we have assumed the truth and accuracy of all representations and statements made to us which are qualified as to knowledge or belief, without regard to such qualification. In our examination, we have assumed the authenticity of all documents submitted to us as originals, the genuineness of all signatures thereon, the legal capacity of natural persons executing such documents and the conformity to authentic original documents of all documents submitted to us as copies.

        We are opining herein only as to the federal income tax laws of the United States, and we express no opinion with respect to the applicability thereto, or the effect thereon, of other federal laws, the laws of any state or other jurisdiction or as to any matters of municipal law or the laws of any other local agencies within any state.

        In the course of our legal and factual examinations and inquiries described above, three issues (the "PP Note Issue," the "PF Note Issue" and the "Hotel Issue," as described below), which merit further discussion and analysis, have come to our attention.

        In June, 2002, the Company sold certain self storage development properties (the "Development Properties") to Price Self Storage Holdings, LLC ("PSSH") pursuant to the Amended and Restated Master Agreement for Lease and Option to Purchase Self Storage Projects dated August 2, 2001, as amended (the "Master Agreement")1. The terms of the Master Agreement provided that PSSH would assume the construction loan related to each Development Property and the remaining portion of the purchase price for each Development Property would be paid in the form of a Participating Promissory Note (each, a "PP Note"). The principal amount of the PP Notes accrued interest at a rate of 12% per annum. No interest, however, was required to be paid prior to the maturity date of the PP Notes.2 Each construction loan was secured by a first trust deed on its Development Property. Each PP Note was secured by a second trust deed on its Development Property (i.e., each PP Note trust deed was subordinate to the first trust deed created by the applicable construction loan).

1
The original parties to the Master Agreement were PSSH and Price Enterprises, Inc., the Company's predecessor.

2
Certain other interest payments were set forth in the PP Notes, however, no such amounts became payable prior to the repayment of such notes.

3
The 10% Value Limitation is not applicable to loans which qualify under the "straight debt safe harbor" set forth in Section 856(c)(7) of the Code. "Straight debt" is debt which, among other things, provides that the interest rate (and interest payment dates) are not contingent on profits, the borrower's discretion, or similar factors. The Master Agreement provided that interest on a PF Note would be payable at the maturity date of the PF Note; however, the PF Notes provided that interest was payable monthly in arrears "if available." Although the interest rate was fixed under the PF Notes, in light of the "if available" language, the interest payment dates were, arguably, contingent upon the profits of PSSH or "similar factors." In addition, while all accrued and unpaid interest was due at maturity, PSSH had the right to prepay interest in whole or in part at any time, indicating that the interest payment dates may have been contingent on the borrower's discretion. Accordingly, it is not clear whether the PF Notes would qualify as "straight debt." The PP Notes provided that Base Interest was not required to be paid until the maturity date of the PP Notes; however, if PSSH had Distributable Cash available, such "Distributable Cash" was to be used to pay the Participation Fee and then Base Interest. In addition, the PP Notes provided for the payment of "Type 1 Additional Interest" (which entitled the Company to 60% of PSSH's additional Distributable Cash, if any) and "Type 2 Additional Interest" (which entitled the Company to 60% of "Capital Transaction Proceeds," if any). Accordingly, the PP Notes would not qualify as "straight debt."

        The terms of the Master Agreement also provided that PSSH would pay a fee to the Company to compensate it for its participation in the financing of the Development Properties (the "Participation Fee"). The amount of the Participation Fee was equal to 1% of the maximum amount of certain construction loans which related to the Development Properties. To the extent construction loan proceeds were not available to pay the Participation Fee at the time the Development Properties were acquired, the amount of the Participation Fee would be paid in the form of a Participating Fee Note (a "PF Note"). The PF Notes were issued to the Company in June, 2002. The PF Notes were unsecured obligations of PSSH which bore interest at 12% per annum.

        In order to qualify as a REIT, the Company must satisfy certain asset tests set forth in the Code on a quarterly basis. The ownership by a REIT of securities of other issuers is limited by these tests. One such limitation provides that a REIT may not own, at the end of any quarter of the REIT's taxable year, securities in any one issuer which represent more than 10% of the total value of the outstanding securities of such issuer (the "10% Value Limitation").3

        Real estate assets are not subject to the 10% Value Limitation. The Code defines the term "real estate assets" to include interests in mortgages on real property. The Internal Revenue Service has ruled that a note secured by a mortgage on real property only constitutes a "real estate asset" to the extent the note is secured by real property. However, the determination of the extent to which a note is secured by real property is not well established for purposes of the REIT asset tests under the Code. If it were determined that a portion of the PP Notes were not secured by real property, such unsecured amounts would not have been real estate assets and would have caused the Company to violate the 10% Value Limitation. Based on the reasoned analysis set forth in Exhibit 1 hereto, which concludes that the PP Notes should be treated as real estate assets for purposes of the REIT asset tests, the PP Notes should not have caused the Company to violate the 10% Value Limitation. However, the law is not clear on this issue.

        The PF Notes were unsecured and, therefore, were not treated as real estate assets for purposes of the REIT asset tests. If the PF Notes were "securities" for purposes of this test, the Company failed the 10% Value Limitation during the years it held the PF Notes. Whether the PF Notes were securities is a determination made under the Investment Company Act of 1940, as amended (the "1940 Act"). Based on the reasoned analysis set forth in Exhibit 2 attached hereto, which concludes that the PF Notes should not be treated as "securities" under the 1940 Act, the PF Notes should not have caused the Company to violate the 10% Value Limitation. However, the law is not clear on this issue and there is no authority directly on point.

        If the full amount of the PP Notes were not "real estate assets," or the PF Notes were "securities," the Company violated the 10% Value Limitation, and the Company's REIT status would have terminated for the years during which the Company held the PP Notes or the PF Notes, as applicable. Furthermore, the Company could be precluded from re-electing REIT status during the four taxable years following the first year of such termination.

        The Grand Tusayan Hotel property (the "Hotel") is owned by a limited liability company (the "Hotel LLC") in which the Company owns, indirectly, a 65% interest. For purposes of the REIT qualification tests, the Company is treated as owning its proportionate share of the Hotel and as earning the income attributable to such portion of the Hotel. The Hotel LLC leased the Hotel to Excel Legacy Holdings ("Holdings"), a taxable REIT subsidiary of the Company, effective September 18, 2001. Pursuant to Section 856(l)(3)(A) of the Code, a taxable REIT subsidiary may not operate or manage a hotel. However, a taxable REIT subsidiary is permitted to lease a hotel (meeting certain requirements) from its parent REIT provided it hires an eligible independent contractor (within the meaning of Section 856(d)(8)(B) of the Code) to operate such hotel. Holdings entered into certain management and supervisory services agreements (collectively, the "Management Agreements") with third-party independent hotel operators (the "Operators"). Pursuant to such Management Agreements, the Operators managed the day-to-day operations of the Hotel, although Hotel LLC and Holdings have, at different times during the terms of such Management Agreements, employed the employees of the Hotel. In addition, for approximately 11-months, one of the Management Agreements provided Holdings with certain rights with respect to the hiring and firing of the hotel employees. Notwithstanding this provision, the Company represents that it has never (either directly or through its subsidiaries) made any hiring or firing decisions related to the Hotel, or otherwise supervised or controlled the Hotel employees, and that it was not involved in any manner in the operation of the Hotel and fully delegated this responsibility to the Managers. Additionally, under one of the Management Agreements, the payment of the management fee to the Operator, after a three year start-up period, was subordinated to a priority return required to be paid to Excel Legacy Corporation, a qualified REIT subsidiary of the Company, on its investment in Hotel LLC.

        If Holdings were treated as operating or managing the Hotel through its own employees or the employees of Hotel LLC, or through a deemed partnership with the Operator, Holdings would fail to qualify as a taxable REIT subsidiary, in which case the Company would fail the 10% Value Limitation and would be treated as earning income which fails to qualify under the REIT 95% and 75% income tests. This would prevent the Company from qualifying as a REIT.

        As more fully described on Exhibit 3, we believe that the relationship of Holdings and Hotel LLC with the Hotel employees and the Operators under the Management Agreements should not cause Holdings to fail to qualify as a taxable REIT subsidiary or the Company to derive nonqualifying income. However, the law is not clear on this issue and there is no authority directly on point. If Holdings or Hotel LLC were treated as operating or managing the Hotel, Holdings would fail to qualify as a taxable REIT subsidiary and the Company's REIT status would have terminated for the years in which the Hotel was leased to Holdings. Furthermore, the Company could be precluded from re-electing REIT status during the four taxable years following the first year of such termination.

        Based on the facts, assumptions and representations described above, including the facts set forth in the Proxy Statement and the Officer's Certificate, and based on our reasoned analysis of the authority related to the Note Issue and the Hotel Issue described and incorporated above, it is our opinion that:

          (i)    The PP Notes should be treated as "real estate assets" and, as a result, should not prevent the Company from satisfying the 10% Value Limitation.

          (ii)   The PF Notes should not be treated as "securities," within the meaning of the 1940 Act and, as a result, should not prevent the Company from satisfying the 10% Value Limitation.

          (iii)  The manner in which the Hotel has been operated should not cause (a) Holdings to be treated as directly or indirectly operating or managing the Hotel within the meaning of Section 856(l)(3)(A) of the Code, (b) the Hotel to fail the requirement that it be operated on behalf of Holdings by an eligible independent contractor within the meaning of Section 856(d)(8)(B) of the Code, (c) Holdings to otherwise fail to qualify as a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code, or (d) the Company to be treated as deriving income which fails to qualify under the REIT income tests set forth in Sections 856(c)(2) and (3) of the Code.

          (iv)  Other than with respect to the matters referenced in paragraphs (i), (ii) and (iii) above, commencing with the Company's short taxable year ending December 31, 1997, the Company was organized in conformity with the requirements for qualification as a REIT under the Code, and its method of operation enabled it to meet the requirements for qualification and taxation as a REIT under the Code through its taxable year ending December 31, 20034.

4
2004, if the opinion is rendered in 2005.

          (v)   Other than with respect to the matters referenced in paragraphs (i), (ii) and (iii) above, the Company has been organized and has operated in accordance with the requirements for qualification and taxation as a REIT under the Code during its taxable year beginning January 1, 2004 through the date of the Closing (without regard to REIT distribution requirements); provided that the Company's 20045 taxable year will not close at the time of the Closing, and the Company's qualification as a REIT for 20046 will depend, in part, upon its organization and method of operation post-closing. As a result, in rendering this opinion, with your consent, we have assumed that commencing with the Closing and through the end of the Company's taxable year in which the Closing occurs, the Company will continue to be organized and operate in accordance with the requirements for qualification and taxation as a REIT under the Code.

5
2005, if the opinion is rendered in 2005.

6
2005, if the opinion is rendered in 2005.

          (vi)  Because a determination on the PP Note Issue, the PF Note Issue or the Hotel Issue contrary to the conclusions set forth in either paragraph (i), (ii) or (iii) above would prevent the Company from qualifying as a REIT for the years at issue, the Company should qualify as a REIT for the taxable years set forth in paragraphs (iv) and (v) above, subject to the limitations and assumptions set forth therein.

        No opinion is expressed as to any matter not discussed herein.

        This opinion is rendered to you as of the date of this letter, and we undertake no obligation to update this opinion subsequent to the date hereof. This opinion is based on various statutory provisions, regulations promulgated thereunder and interpretations thereof by the Internal Revenue Service and the courts having jurisdiction over such matters, all of which are subject to change either prospectively or retroactively, and on our conclusions regarding issues for which there is no precedent directly on point. Also, any variation or difference in the facts from those set forth in the Proxy Statement or Officer's Certificate may affect the conclusions stated herein. This opinion is subject to the assumptions, limitations and qualifications set forth herein. Furthermore, there is no authority directly on point regarding certain issues, and it is our and your understanding that the foregoing conclusions are not intended to be a guaranty as to what a particular court would actually hold, but an analysis as to the decision a court should reach (or will reach with respect to paragraphs (iv) and (v) above) if the issues were properly presented to it and the court followed what we believe to be the applicable legal principles, although these conclusions are not free from doubt. As described in the Proxy Statement, the Company's qualification and taxation as a REIT depends upon the Company's ability to meet the various qualification tests imposed under the Code, including through actual annual operating results, asset composition, distribution levels and diversity of stock ownership, the results of which have not been and will not be reviewed by Latham & Watkins LLP. Accordingly, no assurance can be given that the actual results of the Company's operation for any particular taxable year will satisfy such requirements.

        This opinion is rendered only to you in connection with the Merger and pursuant to the requirements of Section 7.2(c) of the Merger Agreement upon the understanding that we are not hereby assuming professional responsibility to any other person whatsoever. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to, or relied upon by any other person, firm or corporation for any purposes, without our prior written consent.

                      Very truly yours,

                      [Form of Opinion]

EXHIBIT 1
(PP NOTE ISSUE)

        This exhibit analyzes whether the Participating Promissory Notes ("PP Notes") were "real estate assets" within the meaning of Section 856(c)(5)(B) of the Code. Section 856 of the Code treats mortgages on real property as real estate assets. Treasury Regulations Section 1.856-3(b)(1) also defines "real estate assets" to include mortgages on real property. However, the Code and Regulations do not provide guidelines for determining what constitutes a mortgage on real property. If the full amount of each PP Note were not treated as a mortgage on real property, the excess portion of that PP Note would have been a "security" held by the Company that would have caused the Company to violate the 10% Value Limitation. Such violation would have caused the Company's REIT status to terminate for the years during which the Company held that PP Note. Furthermore, the Company could be precluded from re-electing REIT status during the four taxable years following the first year of such termination.

        This exhibit forms the basis for the conclusions reached with respect to the PP Note Issue in the opinion to which this exhibit is attached. The analysis and conclusions set forth in this exhibit are based on the Officer's Certificate, the facts and information and the documents referenced herein, copies of which have been furnished to us and all of which we assume to be correct, binding and enforceable in accordance with their terms, and changes as of the date hereof, each in all respects. All capitalized terms not defined herein have the meanings ascribed to such terms in the opinion.

I. FACTS

        At the time that the Company's predecessor, Price Enterprises, Inc. ("PEI"), and PSSH entered into the Master Agreement, PEI was in various stages of development on three self storage projects—the San Juan Capistrano project, the Pacific Beach project, and the Walnut Creek project (collectively, the "Development Properties" and each a "Development Property"). Pursuant to the Master Agreement, PSSH was given the option to acquire the Development Properties from PEI. In connection with PEI's merger with Excel Legacy Corporation on September 18, 2001, PEI changed its name to Price Legacy Corporation (i.e. the Company).

        On June 19, 2002, PSSH exercised its option (effective as of June 1, 2002) to acquire each of the Development Properties. The terms of the sale were (as established in the Master Agreement) as follows: (i) PSSH assumed the outstanding balance of the construction loans for each of the Development Properties; (ii) PSSH executed a PP Note1 for the balance of the purchase price (in the aggregate amount of $12,097,822.64 for all of the Development Properties); and (iii) PSSH paid Price Legacy a fee equal to 1% of the amount of the PP Notes by executing a Participating Fee Note (described below) equal to the amount of such fee.

1
With respect to the Walnut Creek Development Property, PSSH issued two PP Notes for the balance of the purchase price.

        The PP Notes were secured non-recourse obligations of PSSH. The Company's security interest was a second lien on the Development Properties (in the case of the San Juan Capistrano property, the lien was on the leasehold interest in the real property and the improvements); the construction loan lender held a first priority lien on the Development Properties. Interest payable under the PP Notes included "Base Interest," which accrued at a rate of 12% (compounding annually). PSSH was not required to pay Base Interest currently, although, if PSSH had "Distributable Cash" (i.e., basically net operating income), PSSH was required to pay Base Interest prior to maturity. Other amounts of interest were set forth under the PP Notes, but no such amounts accrued or became payable prior to the repayment and cancellation of such notes. The PP Notes were due and payable on May 1, 2004.

        At the time the PP Notes were issued, the Company believed the value of the real property associated with each Development Property was equal to the sum of the amounts of the construction

E-1-1

loan on the Development Property and the PP Note issued with respect to the Development Property. The agreement of PSSH and the Company reflected in the Master Agreement, as well as the letter agreement to exercise the option to purchase the Development Properties, also indicated an agreement among the parties that the value of each Development Property was equal to the amount of the construction loan plus the PP Note secured by the Development Property. The Company represented and the Board of Directors of the Company (the "Board") has confirmed, that each Development Property was comprised solely of real property at the time the PP Notes were issued, and did not include any personal property, in each case as determined for federal income tax purposes. Both the construction loan and the PP Notes provided for the accrual of interest which was to be paid at maturity (or, depending on future events, prior to maturity). As a result, over time, the amount due under these loans increased. At the time of the sale of the Development Properties, and during the term of the PP Notes, the Company believed that the value of the real property at each Development Property would increase more rapidly than interest would accrue on the PP Note and construction loan related to such property. As a result, the Company believed that each of the PP Notes would be adequately secured by real property at all times it would be outstanding. Also, the Company has represented, and the Board has confirmed, that at the end of each calendar quarter during which each PP Note was outstanding, the fair market value of the real property at each Development Property did in fact exceed the aggregate amounts due at such times under the PP Note and construction loan which related to such property.2

2
Type 2 Additional Interest was equal to 60% of the "Capital Transaction Proceeds." This was the excess, if any, of the Development Property transaction proceeds or appraised value over the sum of the amount of secured debt (including accrued and unpaid interest), the amount of the participation fee (reflected in the amount of the PF Note) and certain transaction costs with respect to such property. Since each PP Note was prepaid during the first loan year, the Company did not believe any such interest was due, and did not collect any such interest, notwithstanding its belief that each of the Development Properties had appreciated in value.

        The PP Notes were fully repaid at the time the indebtedness secured by the Development Properties was refinanced. Each of the Pacific Beach and Walnut Creek loans were refinanced on or before January 16, 2003. The San Juan Capistrano debt was refinanced on May 6, 2003. At the time each Development Property was refinanced (and certain equity contributions were made to PSSH), the entire amount of the principal balance, together with accrued but unpaid Base Interest on its PP Note, was paid to the Company.

II. LAW

        The 10% Value Limitation is set forth in Section 856(c)(4)(B)(iii)(III) of the Code. However, that section provides that "real estate assets" are not subject to such limitation. As set forth above, the term real estate assets include mortgages on real property, but neither the Code nor the Regulations specify the requirements for a loan to be treated as a mortgage on real property. The Internal Revenue Service (the "IRS"), however, has issued some guidance addressing this question. In Revenue Ruling 71-220, the taxpayer lent money to purchasers of mobile homes. The IRS held in that ruling that, to the extent that notes of the borrowers were secured by real property, they would be considered as obligations secured by mortgages on real property or an interest in real property within the meaning of Section 856 of the Code. Referencing Revenue Ruling 71-220, the IRS also held in Private Letter Ruling 8223054 that if the fair market value of the real estate securing a note equals or exceeds the principal amount of the note at the close of the first quarter after the note was issued, the entire value of the note would be a real estate asset for purposes of Section 856(c)(5)(A).3 The IRS went on to hold that, in subsequent quarters, the note would continue to be a real estate asset to the extent that it was secured by real property at the close of each quarter.4

3
While Private Letter Rulings are binding on the IRS only with respect to the particular taxpayer who requested the ruling, such rulings indicate the manner in which the IRS has approached a given topic and are generally understood to be a good indication of the IRS's position and rationale with respect to an issue.
4
It should be noted that the Code does not necessarily require that a note be retested at the end of each quarter, however, it is unclear whether the accrual of Base Interest on the PP Notes resulted in the acquisition of a security or other property. For purposes of this discussion, it is assumed that the accrual of Base Interest caused it to be necessary to test the PP Notes at the end of each quarter during which they were outstanding.

E-1-2

        In Revenue Procedure 2003-65, the IRS established a safe harbor for determining when a loan secured by an interest in a partnership or by the sole membership interest in a disregarded entity would be treated as a real estate asset for purposes of Section 856(c)(5)(B). The Revenue Procedure indicates that a loan will be treated as a real estate asset if, among other things, the "loan value" of the real property owned by the partnership or disregarded entity equals or exceeds the amount of the loan as determined under Treasury Regulation Section 1.856-5(c)(2). In this case, the value of real property is reduced by the amount of any liens encumbering the real property and by any other liabilities of the partnership or disregarded entity. A similar conclusion was reached in Private Letter Ruling 200225033.

        Treasury Regulations Section 1.856-5(c) (the "Income Apportionment Regulations") prescribes a methodology for apportioning interest income for purposes of the REIT 75% income requirement where a mortgage covers both real and personal property, or is not fully secured by real property. Under the Income Apportionment Regulations, the amount of interest income apportioned to real property is an amount equal to the interest income multiplied by a fraction, the numerator of which is the "loan value" of the real property, and the denominator of which the "amount of the loan." For purposes of this rule, the "loan value" of the real property is the fair market value of the property, determined as of the date on which the commitment by the REIT to make the loan becomes binding on the REIT.5 Also, the "amount of the loan" means the "highest principal amount" of the loan outstanding during the taxable year. There is no authority explaining the meaning of the term "highest principal amount." The IRS has ruled in Private Letter Ruling 199923006 that the methodology prescribed in the Income Apportionment Regulations is "a reasonable means" of determining the value of a mortgage and "may" be applied for purposes of the 75% asset test under Section 856(c)(4) of the Code. In the ruling, the IRS also stated that, for purposes of determining whether a second mortgage is secured by real property, the loan value of the real property must be reduced by the amount of all senior encumbrances on the real property.

5
More favorable rules apply with respect to construction loans.

III. ANALYSIS

        Under the rule prescribed in Revenue Ruling 71-220, a mortgage will be treated as a "real estate asset" for purposes of Section 856(c)(5)(B) to the extent it is secured by real property. While referencing Revenue Ruling 71-220, the IRS held in Private Letter Ruling 8223054 that, for purposes of treating a mortgage as a real estate asset under Section 856(c)(5), the determination of whether the value of the real property securing a loan exceeds the amount of such loan is to be made at the close of the first quarter after such loan is issued and, if applicable, each quarter thereafter. As each PP Note was secured by a second priority security interest, when determining whether such Note was adequately secured by real estate, the fair market value of real property at the Development Property securing the PP Note must be reduced by the amount due under the construction loan which was secured by a first priority security interest.

        Under the method outlined in Private Letter Ruling 8223054, and under a typical economic interpretation as to whether a loan is adequately secured by real property, each PP Note should have been a real estate asset within the meaning of Section 856(c)(5)(B) of the Code at the time it was issued, and should have continued to be a real estate asset through the time the PP Note was repaid. The Company represented, and the Board has confirmed, that at the end of each calendar quarter during the period which each PP Note was outstanding, the value of the real property comprising each Development Property, net of the amount due under the construction loan secured by such Development Property, was equal to, or exceeded, the amount due under the PP Note secured by such Development Property, including any accrued and unpaid interest on such construction loan and PP Note. Furthermore, pursuant to Section 856(c)(5)(A) of the Code, the term "value" generally means fair value as determined in good faith by the trustees (or board of directors) of a REIT. As a result, such conclusions should be determinative.

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        Revenue Procedure 2003-65 provides that the valuation method set forth in the Income Apportionment Regulations shall be used for purposes of determining whether a loan is adequately secured by real property. However, this Revenue Procedure relates to the determination of value of real property security where the real property provides only indirect security, and the REIT takes a security interest directly in interests in the partnership or disregarded entity which owns the real property. As the Revenue Procedure provides guidance in a context of loans secured by interests in certain entities, and indirectly by real property held by such entities, it is instructive, although not directly on point, as to the determination of value for purposes of analyzing a mortgage secured directly by real property. In addition, as the Revenue Procedure merely provides a safe harbor, it does not limit a taxpayer's use of other methods. Finally, due to the indirect nature of the security interest addressed in the Revenue Procedure, the use of the Income Apportionment Regulations may have been intended to make the test more restrictive than the test applicable to loans directly secured by real property. The Revenue Procedure, in fact, imposes a number of requirements, which are not applicable to typical real estate mortgages. For example, one of the requirements in the Revenue Procedure is that if part of the entity's real estate is sold, the loan secured by an interest in such entity must become due. This requirement would not have applied to a direct real estate mortgage if it continued to be adequately secured by real property.

        Although the IRS has ruled in Private Letter Ruling 199923006 that the methodology prescribed in the Income Apportionment Regulations is a "reasonable means" which "may" be used by a taxpayer, it does not mandate the use of this method. Furthermore, in the conclusion of that ruling, the IRS stated that an interest in a mortgage on real property is a real estate asset within the meaning of Section 856(c)(5)(B) of the Code to the extent of "the value of the real property that is economically available to secure the mortgage." The ruling continues, thus, where the "value of the property" is less than the loan amount, an allocation must be made to determine the value of the interest in the mortgage, and the Income Apportionment Regulations "may" be used to make this determination.6 As a result, the conclusion in this ruling indicates that the test is based on the economic value of the real property that is security, and permits, but does not mandate, the use of the Income Apportionment Regulations.

6
As stated above, for this purpose, the amount of the loan is the highest "principal" balance of the loan during the year. It is not clear whether the accrued and unpaid interest would be included in the principal balance of the loan. If not, the PP Notes would have been adequately secured by real estate under the Income Apportionment Regulations and without regard to whether the Development Properties appreciated in value during the term of the PP Notes.

IV. CONCLUSION

        Based on the Code, the Treasury Regulations and the IRS rulings addressed above, and the representations from the Company and resolutions from the Board regarding the value of the Development Properties during the period of time which the PP Notes were outstanding, each of the PP Notes should be treated as having been adequately secured by real property at the time it was issued and at the end of each calendar quarter through the time when each PP Note was repaid by PSSH. As a result, such notes should be treated as "real estate assets." However, the law is not clear on this issue. If any portion of a PP Note failed to qualify as a "real estate asset," the Company would fail the 10% Value Limitation and, therefore, its status has a REIT would have terminated for the years during which it held such note. Furthermore, the Company could be precluded from re-electing REIT status during the four taxable years following the first year of such termination.

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EXHIBIT 2
(PF NOTE ISSUE)

        This exhibit analyzes whether the PF Notes should be treated as "securities" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). If the PF Notes were "securities," Price Legacy Corporation (the "Company") failed to satisfy the 10% Value Limitation during the years it held the PF Notes, and the Company's REIT status would terminate for such years.

        This exhibit forms the basis for the conclusions reached with respect to the Note Issue in the opinion to which this exhibit is attached. The analysis and conclusions set forth in this exhibit are based on the Officer's Certificate, the facts and information and the documents referenced herein, copies of which have been furnished to us and all of which we assume to be correct, binding and enforceable in accordance with their terms, and unchanged as of the date hereof, each in all respects. All capitalized terms not defined herein have the meanings ascribed to such terms in the opinion.

I.    APPLICABLE LAW

        Under Section 2(a)(36) of the 1940 Act, "security" is defined as:

  any note, stock, treasury stock, security future, bond, debenture, evidence of indebtedness, certificate of interest or participation in any profit-sharing agreement, collateral trust certificate, preorganization certificate or subscription, transferable share, investment contract, voting-trust certificate, certificate of deposit for a security, fractional undivided interest in oil, gas, or other mineral rights, any put, call, straddle, option, or privilege on any security (including a certificate of deposit) or on any group or index of securities (including any interest therein or based on the value thereof), or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to foreign currency, or, in general, any interest or instrument commonly known as a "security", or any certificate of interest or participation in, temporary or interim certificate for, receipt for, guaranty of, or warrant or right to subscribe to or purchase any of the foregoing. (emphasis added)

        This definition is almost identical to the definition of "security" found in the Securities Act of 1933, as amended (the "Securities Act"), and is substantially similar to that found in the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Because of the similarity between the Securities Act and Exchange Act definitions of "security," the Supreme Court has held that, "the coverage of the two Acts may be considered the same." Reves v. Ernst & Young, 494 U.S. 56, 61 n.1, 110 S.Ct. 945, 108 L.Ed.2d 47 (1990). It is therefore settled law that anything that is (or isn't) a security under the Securities Act likewise is (or isn't) a security under the Exchange Act, and that decisions interpreting the definition of "security" under one Act apply with equal force to the other.

        However, no provision of the 1940 Act was at issue in Reves, and neither the Supreme Court, the Ninth Circuit nor any federal court within the Ninth Circuit has in any published opinion extended the reasoning of Reves to the 1940 Act's definition of "security." In fact, among the Circuit courts, only the D.C. Circuit has addressed whether and to what extent the Securities Act and Exchange Act cases regarding what is and is not a "security" apply to the 1940 Act. In Securities and Exchange Commission v. Banner Fund International, 211 F.3d 602, (D.C. Cir. 2000), the D.C. Circuit, relying on the Supreme Court's reasoning in Reves, adopted for purposes of the 1940 Act the Supreme Court's test for determining whether a financial arrangement is an "investment contract" under the Securities Act as set forth in Securities and Exchange Commission v. W.J. Howey Co., 328 U.S. 293, 301 (1946). In Banner the D.C. Circuit stated:

  Inasmuch as the definition of "security" in the 1940 Act, see 15 U.S.C. § 80a-2(a)(36), is in turn virtually identical to the cognate definitions in the [Securities Act and Exchange Act], we hold that the elements of Howey are also applicable to the 1940 Act.

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        While an instrument deemed to be a "security" under the Securities Act and Exchange Act will likely be deemed to be a "security" under the 1940 Act, the Securities and Exchange Commission (the "SEC") has for decades insisted that the definition of "security" under the 1940 Act is generally not limited by Securities Act and Exchange Act cases interpreting the definition of security under those Acts. That is, in the SEC's view, even though a particular instrument may not be a security for purposes of the Securities Act and Exchange Act, the context surrounding that financial instrument may nevertheless dictate that it be deemed a security within the meaning of the 1940 Act.

        In Bank of America Canada, SEC No-Action Letter (July 25, 1983), the SEC was asked to adopt for purposes of its enforcement decisions a line of federal cases that Bank of America Canada's counsel argued stood for the broad principle that notes evidencing loans, at least while in the hands of the lending financial institution, were not securities under the 1940 Act. In declining Bank of America Canada's arguments, the SEC noted that, rather than adopting broad exclusions, the case law interpreting various definitions of "security" under the federal securities laws generally advised that "courts will have to consider the complete context of each transaction in making their determination." That is, the context surrounding a financial instrument is key to determining whether it is a security.

        The SEC also argued that the specific language of the 1940 Act precluded the wholesale adoption of the Securities Act and Exchange Act jurisprudence for purposes of determining whether a financial instrument was a security under the 1940 Act. The SEC first looked at the line of cases developing the so-called "commercial/investment dichotomy" test. Broadly, under the commercial/investment dichotomy test, if the nature of a financial instrument is primarily commercial rather than investment, the instrument will typically not be deemed a security under the federal securities laws. But, the SEC argued, this line of reasoning makes little sense when the inquiry arises under the 1940 Act, because the 1940 Act implicitly rejects a distinction between commercial and investment instruments.

        For example, short-term paper is defined under Section 2(a)(38) of the 1940 Act as, "any note, draft, bill of exchange, or . . . such other classes of securities, of a commercial rather than an investment character, as the Commission may designate by rules and regulations." (emphasis added). Thus, with respect at least to commercial paper, one could not follow the reasoning set forth in the "commercial/investment dichotomy" line of cases without ignoring the patent language of the 1940 Act. That this problem arises with respect to short-term paper is doubly telling, because while short-term paper falls directly within the ambit of the 1940 Act—for example, money-market funds are required to register as investment companies under the 1940 Act even if they only invest in short-term commercial paper—it is specifically excluded from the definition of "security" under Section 3(a)(3) of the Securities Act. Finally, the SEC pointed to specific exceptions in the 1940 Act for companies holding instruments that would not be deemed securities under the Securities Act or Exchange Act, such as small loans or industrial banking (Section 3(c)(4)), or real estate mortgages (Section 3(c)(5)). According to the SEC, if financial instruments such as these were not securities under the 1940 Act, the exceptions related to them would be mere surplusage.

        In sum, although the reasoning set forth in Howey and Banner is persuasive and suggests that a court trying to determine whether the PF Notes are securities under the 1940 Act would, at the very least, be guided by the Securities Act and Exchange Act cases dealing generally with similar questions, a court examining the PF Notes could adopt the SEC's view that the definition of "security" under the 1940 Act should be broader than under the Securities Act and Exchange Act. As a result, to determine whether or not the PF Notes are a security under the 1940 Act, we must analyze the question under both current Securities Act and Exchange Act case law and the SEC's possibly broader definition of "securities" under the 1940 Act.

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II.    ANALYSIS UNDER SECURITIES ACT
AND EXCHANGE ACT CASE LAW

        The PF Notes are sufficiently similar as not to require separate analysis. Under the 1940 Act, a "security" is defined in part as "any note." In Reves v. Ernst & Young, 494 U.S. 56, 63 (1990), the Supreme Court stated that "the phrase "any note" [in the context of the Exchange Act] should not be interpreted to mean literally "any note," but must be understood against the backdrop of what Congress was attempting to accomplish in enacting the Securities Laws."

        In Reves, the Supreme Court devised a so-called "family resemblance" test for determining whether a note is a security under the federal securities laws. The test draws its name from the "family" of enumerated "notes" that the court held were not securities, notwithstanding commonly being called "notes." These investments included,

  "the note delivered in consumer financing, the note secured by a mortgage on a home, the short-term note secured by a lien on a small business or some of its assets, the note evidencing a 'character' loan to a bank customer, short-term notes secured by an assignment of accounts receivable, or a note which simply formalizes an open-account debt incurred in the ordinary course of business (particularly if, as in the case of the customer of a broker, it is collateralized" . . . [and] "notes evidencing loans by commercial banks for current operations." Id.

        Under the Reves test, the central inquiry is whether the financial instrument at issue bears a close enough "family resemblance" to one of these enumerated securities to conclude that it should not be deemed a security under the federal securities laws. A court must begin a Reves inquiry by presuming that every instrument called a "note" is a security. Reves, at 65. Because all of the PF Notes are expressly called "notes," under Reves they fall within the Supreme Court's presumption that they are "securities." However, the Supreme Court in Reves states that this presumption is rebuttable and may be overcome by showing that an instrument (1) is on the Supreme Court's list of instruments often called "notes" which are not in fact "securities" or (2) strongly resembles certain enumerated non-securities according to the four factors enumerated in Reves.

        One of the instruments included on the Supreme Court's list of instruments often called "notes" which are not in fact "securities" is "a note which simply formalizes an open-account debt incurred in the ordinary course of business." Under the Master Agreement, the Company provided the option to acquire the Development Properties and related financing in exchange for the Participation Fees. As a real estate company, it is in the ordinary course of the Company's business to acquire, develop and dispose of various properties from time to time. Accordingly, the Participation Fees are essentially open-account debt incurred in exchange for an option given by the Company to PSSH in the ordinary course of the Company's business. Furthermore, the PF Notes were a means of simply formalizing the Participation Fee debt that had been incurred as of the date of the PF Notes, and thus should fall within the instrument the Supreme Court refers to as "a note which simply formalizes an open-account debt incurred in the ordinary course of business."

        In addition, assuming the PF Notes are not a formalization of an open-account debt incurred in the ordinary course of business, the PF Notes strongly resemble the enumerated non-securities according to the Reves factors.

        The first factor examines the motivations of the parties to the transaction. If the issuer's "purpose is to raise money for the general use of a business enterprise or to finance substantial investments and the buyer is interested primarily in the profit the note is expected to generate, the instrument is likely to be a 'security.' If the note is exchanged to facilitate the purchase and sale of a minor asset or consumer good, to correct for the seller's cash flow difficulties, or to advance some other commercial or consumer purpose, on the other hand, the note is less sensibly described as a 'security.' " Id. at 66. Under the Master Agreement, the Company agreed to participate in the Development Properties, and

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provide financing through participating promissory notes (the "PP Notes"), in exchange for the Participation Fees. If sufficient funds were not available for PSSH to the pay the Participation Fees, the Company agreed to receive PF Notes in lieu thereof. The purpose of the PF Notes was not to raise money for PSSH's general use or to finance substantial investments, purposes for which PSSH otherwise received funds through the PP Notes and other substantial financing.

        In addition, while the PF Notes are "notes" in form or name, for a variety of reasons it is unlikely that the Company agreed to participate in the Development Properties, and provide financing through the PP Notes, in exchange for the PF Notes as a means of earning a profit on the PF Notes. First, the Company would only receive the PF Notes if PSSH was unable to pay immediately the Participation Fees. Second, although the principal on the PF Notes was due on maturity, the Master Agreement provides that the principal must be repaid earlier with any net operating income from the relevant Development Property. Finally, the maturity date of the PP Notes, and consequently the PF Notes, was May 1, 2004 (although, as noted above, the PF Notes were earlier repaid in January 2003). It appears, then, that rather than being, in the case of PSSH, a means of raising money for general use or to finance substantial investments or, in the case of the Company, an investment carrying the expectation of earning a profit, the PF Notes were a temporary loan for the purpose of correcting for PSSH's cash flow difficulties and inability to pay the Participation Fees when due.

        The second factor requires an examination of the " 'plan of distribution' of the instrument . . . to determine whether it is an instrument in which there is 'common trading for speculation or investment.' " Id. It does not appear that the PF Notes were intended for "common trading for speculation or investment." Reves, 494 U.S. at 66. The PF Notes were issued to the Company as a result of PSSH's inability to pay the Participation Fees when due. The PF Notes reference the Master Agreement and incorporate the terms of the Master Agreement. Because they were not offered and sold to anyone other than the Company, they were entered into in the ordinary course of the Company's business and because of their relation to the Master Agreement, the PF Notes do not appear to have been intended for "common trading for speculation or investment."

        With respect to the third factor, "the Court will consider instruments to be 'securities' on the basis of public expectations, even where an economic analysis of the circumstances of the particular transaction might suggest that the instruments are not 'securities' as used in that transaction." Id. The PF Notes were issued to the Company as a result of PSSH's inability to pay the Participation Fees when due, not out of any intention on the part of either party to create a security for investment purposes. In addition, the PF Notes explicitly reference the Master Agreement and incorporate the terms of the Master Agreement. As a result of such reference and incorporation, anyone who reads the PF Notes is on notice that the PF Notes are part of a larger transaction. Upon review of such transaction, any such person would or should know that the PF Notes were indeed merely a temporary loan for the purpose of correcting for PSSH's cash flow difficulties rather than a security promising profits to an investor.

        The fourth and final factor focuses on risk mitigation. In short, if some factor such as the existence of another regulatory scheme or the collateralization of the instrument significantly reduces the risk of the instrument, the protections of the federal securities laws may be unnecessary and the instrument is, therefore, less likely to be deemed a security. Id. at 67. It does not appear that the fourth Reves factor applies.

        In addition to strongly resembling one of the instruments on the Supreme Court's list of instruments often called "notes" which are not in fact "securities," the motives for PSSH to issue and for the Company to accept the PF Notes appear to be unlike those motivating issuers of and investors in securities. PSSH issued the PF Notes because of its cash flow difficulties and inability to pay the Participation Fees when due. The Company accepted the PF Notes as a means of inducing the parties to participate in the Development Properties and provide financing through the PP Notes. Because

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they were not offered and sold to anyone other than the Company, they were entered into in the ordinary course of the Company's business and because of their relation to the Master Agreement, the PF Notes do not appear to have been intended for "common trading for speculation or investment." Finally, the Company and the public in general should not have an expectation that the PF Notes are securities given the explicit references in the PF Notes to the Master Agreement and the Development Properties in connection with which the PF Notes were issued. As the first three factors of the Reves test indicate that the PF Notes resemble or have the characteristics of enumerated non-securities, we believe the PF Notes should not be treated as "notes," and hence should not be treated as "securities," within the meaning of the Securities Act and Exchange Act.

III.    ANALYSIS UNDER THE SEC'S INTERPRETATION OF THE 1940 ACT

        The SEC and its staff have construed the 1940 Act's definition of "security" expansively in varying contexts and numerous no-action letters, but have rarely expressed in detail the reasoning underlying these interpretations.1 Nevertheless, it is possible to piece together from the SEC's sparse pronouncements and no-action letters three interpretive principles that the SEC implicitly or explicitly relies on when construing Section 2(a)(36) of the 1940 Act. Applying these principles to the PF Notes, one can conclude that a court adopting the SEC's more expansive definition of Section 2(a)(36) should nevertheless hold that the PF Notes are not "securities" under the 1940 Act.

        The first of the SEC's interpretive principles, as alluded to above, is that the definition of the term "security" under Section 2(a)(36) of the 1940 Act should be literally construed "unless the context otherwise requires." This principle derives directly from the Bank of America Canada no-action letter, specifically the SEC's discussion therein of the Supreme Court's decision in Marine Bank v. Weaver, 455 U.S. 551, 71 L. Ed. 2d 409, 102 S. Ct. 1220 (1982). According to the SEC, in Marine Bank "the Supreme Court held that the certificate of deposit involved in that case was not a security . . . even though the literal language of the definition of [the Securities Act and the Exchange Act] seemed to apply, because 'the context otherwise require[d].' " Significantly, the SEC went on to note that "[t]his conclusion accorded with the position the Commission took in its brief."

        The SEC's second interpretive principle is that the definition of "security" under the 1940 Act is informed by, but is not necessarily limited by, Securities Act and Exchange Act cases interpreting the definition of security. Notwithstanding its contention that the 1940 Act requires a broader definition of "security" than the Securities Act and Exchange Act, the SEC hardly disregards cases under other federal securities laws in its analyses of financial instruments under Section 2(a)(36) of the 1940 Act. In fact, these cases are clearly central to the SEC's analysis. The SEC has, for example, explicitly relied on Securities Act and Exchange Act analyses to conclude that financial instruments are securities under the 1940 Act.2

1
For example, in Davidson & Assocs., P.C., SEC No-Action Letter (pub. avail. May 7, 1992), the SEC staff concluded that a forward currency contract may be a security under the 1940 Act; in International Venture Fin., Ltd., SEC No-Action Letter, [1983-1984 Transfer Binder] Fed. Sec. L. Rep. (CCH) ¶ 77,527 (June 2, 1983), the SEC staff concluded that certificates of deposit were securities under the 1940 Act; and, in Cohn Fin. Assocs., Inc., SEC No-Action Letter (pub. avail. May 31, 1979), the SEC staff concluded that bankers' acceptances and letters of credit were securities under the 1940 Act.

2
For example, in Kemper Financial Services, Inc., SEC No-Action Letter (pub. avail. Oct. 30, 1985), a pre-Reves letter, the SEC applied the Howey test to conclude that certain participations in promissory notes were securities under the 1940 Act, stating "[t]he Participations are securities for purposes of the 1940 Act because they meet the test for an investment contract."

        More often, however, the SEC's reliance on, or at least acceptance of, Securities Act and Exchange Act jurisprudence process is implied, especially where that analysis suggests that a financial

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instrument may not be a security. For example, in a long line of no-action letters all generally related to reorganizations of mutual insurance companies where policy holders' mutual insurance contracts were split into membership interests in a holding company parent and insurance policies issued by an insurance company subsidiary, the SEC has arguably relied upon Securities Act and Exchange Act cases to conclude that such membership interests were not securities under the 1940 Act.3 In each of these no-action letters, Securities Act and Exchange Act issues were also in play and were also the subject of no-action requests. Additionally, in each of these no-action letters, counsel for the subject insurance company relied on its analysis of Securities Act and Exchange Act case law—and nothing else—to conclude that the membership interests should not be deemed securities under the 1940 Act, despite the SEC's clear dismissal in Bank of America Canada of precisely this kind of reasoning. Granted, in agreeing to refrain from taking enforcement action against these insurance companies if they did not register as investment companies under the 1940 Act, the SEC explicitly noted that its decisions did not rest on an acceptance of counsels' arguments regarding the 1940 Act. Nevertheless, the SEC's silence as to any alternative basis for its no-action declaration implies that analysis of an instrument under the Securities Act and Exchange Act is generally persuasive when analyzing that same instrument under Section 2(a)(36) of the 1940 Act and may, in specific circumstances, prove conclusive.

3
See, e.g., Maine Mutual Fire Insurance Company, SEC No-Action Letter (pub. avail. November 15, 2001), National Travelers Life Co. SEC No-Action Letter (pub. avail. December 29, 1999) and Woodman Accident and Life Company, SEC No-Action Letter (pub. avail. December 28, 1999).

        The notion that the "context" of a financial instrument can dictate that it should not be deemed a security even if a literal reading of the federal securities laws might demand otherwise necessarily raises the question of when and what types of "context" compel such a departure from the literal language of these acts. In this regard, each of the Securities Act and Exchange Act cases interpreting the definition of security is, abstractly, a tool to help answer this very question. That is, by analyzing a financial instrument in light of Securities Act and Exchange Act case law, we can determine whether the "context" surrounding that financial instrument suggests that it should be deemed not to be a security.

        Context also ties each of the SEC's first two interpretive principles to its third, which is that any inquiry into the context surrounding a financial instrument must also consider the "context" of the 1940 Act itself, "because the relevant 'context' of the 1940 Act is the regulation of the management of a portfolio of securities rather than the issuance or trading of such securities." As the SEC stated in Merrill Lynch, Pierce, Fenner & Smith, SEC No-Action Letter, [1982-1983 Transfer Binder] Fed. Sec. L. Rep. (CCH) ¶ 77,310, at 78,150 (Oct. 29, 1982):

  "While the language in the [1940 Act's] definition of the term 'security' is identical to that in the Securities Act, the regulatory context under the [1940 Act] differs fundamentally from that under the Securities Act and the Securities Exchange Act. . . . [therefore], the SEC believes that the relevant context requires that the term 'security' take on a 'different coloration' under the Investment Company Act."

        In the SEC's view, the management of portfolios of securities raises regulatory issues distinct from those addressed in the Securities Act and Exchange Act:

  "Basically, the problems [that Congress sought to redress by passing the 1940 Act] flow from the very nature of the assets of investment companies. The assets of such companies invariably consist of cash and securities, assets which are completely liquid, mobile, and readily negotiable. Because of these characteristics, control of such funds offers manifold opportunities for exploitation by the unscrupulous managements of some companies. These assets can and have been easily misappropriated and diverted by such types of managements, and have been employed to foster their personal interests rather than the interests of public security holders. It is obvious that in the absence of regulatory legislation, individuals who lack integrity will continue to be attracted by the opportunities for personal profit available in the control of the liquid assets of investment

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  companies and that deficiencies which have occurred in the past will continue to occur in the future."

        Therefore, applying the Securities Act and Exchange Act case law to the definition of security under the 1940 Act without further reflection or exception could result in interpretations that potentially frustrate Congress' intent in passing the 1940 Act.

        Taken together, the SEC's interpretive principles imply a three-step analysis to determine whether a financial instrument is a security under the 1940 Act. First, we analyze the financial instrument by looking to the literal language of Section 2(a)(36) of the 1940 Act. Then we apply existing Securities Act and Exchange Act case law to determine whether the "context" surrounding the instrument potentially requires a departure from a literal reading of Section 2(a)(36) of the 1940 Act. Finally, we examine the financial instrument, and our conclusions under Securities Act and Exchange Act case law, to see whether the financial instrument at issue—even if it would not be deemed a security under other securities laws—is of a kind that could raise concerns that the 1940 Act was meant to address, in which case it would be deemed a security notwithstanding the analysis under Securities Act and Exchange Act case law.

        Applying this three-step analysis to the PF Notes, one can reasonably conclude that a court following the SEC's view of Section 2(a)(36) of the 1940 Act should conclude that the PF Notes are not "securities" for purposes of the 1940 Act. First, as we noted above, because all of the PF Notes are expressly called "notes," they would fall within the literal definition of "security" pursuant to Section 2(a)(36). The result is a presumption that the PF Notes are therefore securities. This presumption can be rebutted if "the context otherwise requires," and we begin our analysis of the context surrounding the PF Notes by applying the applicable Securities Act and Exchange Act cases to conclude, as we did above, that the PF Notes should not be deemed to be securities under Reves. Lastly, we consider the additional "context" of Congress's purpose in passing the 1940 Act to determine whether anything about the PF Notes would "require that the term 'security' take on a 'different coloration.' " It is difficult to see how the PF Notes raise any of the concerns Congress intended to address with the 1940 Act:

  •
  The PF Notes generally are illiquid and not negotiable.

  •
  Even if they were securities, the PF Notes are not financial instruments of a type likely to be amassed.

  •
  Finally, there are no public "holders" of the PF Notes, let alone holders in need of the protections offered by the 1940 Act.

        For all of these reasons, it is difficult to see how following the Securities Act and Exchange Act jurisprudence to conclude that the PF Notes are not securities under the 1940 Act would frustrate Congress' purposes in passing the 1940 Act, or why a departure from that jurisprudence would be required or justified.

IV.    CONCLUSION

        Based on the foregoing facts and discussion, and on a reasoned analysis of analogous case law and SEC no-action letters (although there is no precedent directly on point) and subject to the assumptions, limitations and qualifications set forth herein, we believe the PF Notes should not be treated as "notes," and hence should not be treated as "securities," within the meaning of the 1940 Act.

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EXHIBIT 3
(HOTEL ISSUE)

        This exhibit analyzes whether the relationship of Grand Tusayan, LLC ("Hotel LLC") and Excel Legacy Holdings, Inc. ("Holdings") with (i) the employees of the Grand Tusayan Hotel and Canyon Star Restaurant (the "Hotel"), as described below, (ii) Starship Management LLC (the "Manager") under the management agreement, dated as of July 1, 1998, between Hotel LLC and the Manager, as amended pursuant to the first amendment to management agreement, dated December 2, 1999 (as so amended, the "Management Agreement"), or (iii) DNC Parks & Resorts of Arizona, Inc. (formerly doing business as Delaware North Parks Services of Arizona, Inc.) ("Delaware North") pursuant to the supervisory services agreement, dated as of April 1, 2002, between Holdings and Delaware North (the "Supervisory Services Agreement"), the supervisory services agreement, dated as of December 1, 2002, between Holdings and Delaware North ("Second Supervisory Services Agreement"), and the letter agreement amending the Second Supervisory Services Agreement, dated as of February 3, 2003 (the "Amendment" and together with the Supervisory Services Agreement and the Second Supervisory Services Agreement, the "Supervisory Agreements"), should cause Holdings to fail to qualify as a taxable REIT subsidiary of Price Legacy Corporation (the "Company") or the Company to derive nonqualifying income under Section 856(c) of the Internal Revenue Code of 1986, as amended (the "Code"). If Holdings or Hotel LLC were treated as operating or managing the Hotel, Holdings would fail to qualify as a taxable REIT subsidiary and, as described below, the Company's REIT status would terminate for the years in which the Hotel was leased to Holdings.

        This exhibit forms the basis for the conclusions reached with respect to the Hotel Issue in the opinion to which this exhibit is attached. The analysis and conclusions set forth in this exhibit are based on the Officer's Certificate, the facts and information and the documents referenced herein, copies of which have been furnished to us and all of which we assume to be correct, binding and enforceable in accordance with their terms, and unchanged as of the date hereof, each in all respects. All capitalized terms not defined herein have the meanings ascribed to such terms in the opinion.

I.    FACTS

        The Hotel is owned by Hotel LLC. The Company owns, indirectly, a sixty-five percent (65%) interest in Hotel LLC and Canyon Ventures, LLC ("Canyon"), an unrelated third party, owns the remaining thirty-five percent (35%). Prior to September 18, 2001, the Company's interests in Hotel LLC were held by Excel Legacy Corporation ("Excel Legacy"). Excel Legacy acquired its interest in the Hotel from Canyon in 1997.

        On September 18, 2001, Price Enterprises, Inc. ("PEI") merged with Excel Legacy (the "Merger"). In connection with the Merger, Excel Legacy became a qualified REIT subsidiary of PEI, and PEI changed its name to Price Legacy Corporation. After the Merger, Hotel LLC leased the Hotel to Holdings pursuant to a lease, dated as of September 18, 2001 (the "Lease").

        From July 1, 1998 through March 31, 2002, the Hotel was operated by the Manager pursuant to the Management Agreement. Some of the membership interests in the Manager were held by individuals that also held membership interests in Canyon, but others were not. The Management Agreement had an initial term of approximately 50 years, expiring on December 31, 2047.

        Under the Management Agreement, the Manager had the sole and exclusive right to supervise and direct the management and operation of the Hotel. The Manager was required to hire, discharge, promote and supervise the executive staff of the Hotel and supervise, through the executive staff, the hiring, discharge, promotion and work of all other operating and service personnel at the Hotel. Although Hotel LLC (and after the commencement of the Lease, Holdings), in form, had the right under the Management Agreement to approve the selection of the Hotel employees hired by the Manager, neither Hotel LLC (nor Holdings after the commencement of the Lease) ever exercised such

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right or any other right set forth under the Management Agreement with respect to the overall management and operation of the Hotel.

        The Management Agreement mandated that, with a few limited exceptions, all employees of the Hotel be employees of Hotel LLC. The Manager, however, agreed to pay and file all required returns for payroll and employment taxes.1 Hotel LLC had the right to terminate the Management Agreement and remove the Manager in the event that the economic performance of the Hotel negatively deviated from established standards.

1
Notwithstanding this provision of the Management Agreement, ADP, on behalf of Hotel LLC or Holdings (as applicable), has filed all payroll and employment tax returns for the Hotel employees.

        The Management Agreement obligated Hotel LLC to provide the Manager with written notice of any sale or lease of the Hotel. Upon receipt of such notice, the Manager, by written notice to Hotel LLC, could elect to consent to the assignment of the agreement to the purchaser or lessee of the Hotel or terminate the agreement.

        At the time Hotel LLC leased the Hotel to Holdings pursuant to the Lease, no written assignment of the Management Agreement was made. The Company, however, represents that the Management Agreement was verbally assigned by Hotel LLC to Holdings and that Holdings, Hotel LLC and the Manager operated the Hotel in accordance with such assignment of the Management Agreement. In addition, the Company represents that Hotel LLC verbally notified, and obtained the consent of, the Manager regarding such assignment.

        Although the Management Agreement was verbally assigned to Holdings by Hotel LLC, the Hotel employees remained on the books and records of Hotel LLC. The Company represents that state law issues relating to the Hotel's liquor license prevented Hotel LLC from transferring the Hotel employees to Holdings upon the commencement of the Lease. The Hotel's liquor license was held by Hotel LLC and required the licensee to employ all persons dealing with liquor. In addition, the transfer of a liquor license involved administrative complexities that could not be resolved in a short time frame. Holdings and Hotel LLC verbally agreed that Hotel LLC would continue nominally to employ the employees until the liquor license was transferred, but that Holdings would indemnify Hotel LLC from any liability relating to the employees. Accordingly, Hotel LLC was reimbursed for one hundred percent (100%) of the Hotel Employees' wages and other costs through bank accounts maintained by the Manager for the operation of the Hotel. The Hotel employees became the employees of Holdings on January 1, 2003, and the liquor license was transferred to Holdings on February 19, 2003.

        In addition, the Company represents that it was not desirable for the Hotel employees to be transferred to the Manager's payroll. The Manager preferred not to employ the Hotel employees because of potential exposure to employee liabilities. Moreover, if the Hotel employees were transferred to the Manager, state law would have necessitated the transfer of the Hotel's liquor license to the Manager. Such a transfer was not advisable for the Hotel because, in the event that the Management Agreement was terminated, the Hotel would be left without a liquor license for some period of time. Finally, the administrative costs associated with transferring the employees, especially in the event that the Management Agreement were terminated, could have interfered with the effective operation of the Hotel.

        The Management Agreement provided for the payment of a management fee (the "Management Fee") to the Manager. The Management Fee was calculated as a percentage of the gross revenues generated by the Hotel through occupancy of hotel rooms, sale of food and beverages, and other retail operations. Under the Management Agreement, for the three (3) year period following the completion of the construction of the Hotel (the "Initial Period"), the Management Fee was payable to the Manager on a monthly basis in arrears, based on the prior month's operation. After the Initial Period, however, the payment of the Management Fee was subordinated to a twelve percent (12%) priority

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return on Excel Legacy's investment in Hotel LLC. Accordingly, if the performance of the Hotel did not provide Excel Legacy with the priority return on its investment in the Hotel, the payment of the Management Fee was deferred. Any unpaid Management Fees would accrue and be payable at such time as Excel Legacy received its priority return. The Company represents that the Manager agreed to the structure of the Management Fee to induce Excel Legacy to invest in the Hotel and to hire the Manager as the operator of the Hotel. In addition, the Company represents that it was customary for hotel managers of externally managed hotels to be paid a management fee based on the performance of the hotel, including based on the hotel's net income, and the satisfaction of specified return thresholds.

        The Management Fee was paid to the Manager from the commencement of the Management Agreement on July 1, 1998 through December 31, 2001, when the Initial Period expired. After the Initial Period, the operation of the Hotel did not generate sufficient revenue, and the terms of the Lease did not generate sufficient rent, to provide Excel Legacy with the required priority return. As a result, while the Management Fee accrued, the payment of the Management Fee was deferred. The Manager did not receive the Management Fee in January through March of 2002. Because the Manager was not paid the Management Fee during such period of time, it informed Holdings that it desired to terminate the Management Agreement. Holdings accepted such termination effective as of March 31, 2002.

        On April 1, 2002, Holdings entered into the Supervisory Services Agreement with Delaware North, pursuant to which Delaware North became the new supervisor of the Hotel. Under the Supervisory Services Agreement, Delaware North agreed to oversee the day-to-day operations of the Hotel. In addition, the Supervisory Services Agreement required that all Hotel employees, other than the general manager, be employees of Holdings.2 Further, the Supervisory Services Agreement provided that Holdings was responsible for the payment of all wages, benefits, employment taxes and other amounts due to the Hotel employees, and for all hiring and firing decisions, after consultation with Delaware North, with respect to the Hotel employees. On December 1, 2002, Holdings and Delaware North entered into the Second Supervisory Agreement for the supervision of the Hotel. The terms of the Second Supervisory Agreement were substantially similar to the terms of the Supervisory Services Agreement as described above.

2
Notwithstanding the Supervisor Services Agreement, until January 1, 2003, the Hotel employees continued to be employed by Hotel LLC.

        Notwithstanding the provisions of the Supervisory Services Agreement and the Second Supervisory Services Agreement, the Company and Delaware North represent that, during the term of such agreements, neither Hotel LLC nor Holdings made any hiring or firing decisions, or otherwise supervised or controlled the employees. In addition, the Company represents that neither Hotel LLC nor Holdings was involved in any manner in the operation of the Hotel and fully delegated this responsibility to Delaware North. As indicated in an e-mail between the Company and Delaware North, dated January 20, 2003, Holdings essentially provided only a payroll function while the management of the Hotel employees was vested in Delaware North.

        The Second Supervisory Agreement was amended pursuant to the Amendment on February 3, 2003. The Amendment provided that Delaware North would make all hiring and firing decisions with respect to the Hotel employees, and would consult with Holdings with regard to such decisions. The Amendment further provided that the day-to-day supervision of the employees would be conducted by Delaware North, and that the employees would be managed by and report directly and only to Delaware North. The Company and Delaware North represent that this amendment reflects the agreement between Hotel LLC and Delaware North from the commencement of their relationship (i.e., April 1, 2002), and that any contrary provisions in the Supervisory Agreements were mistaken.

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        The Company represents that after the commencement of the Lease and during the term of the Management Agreement, all expenses relating to the employees were paid by the Manager out of accounts established by the Manager for the operation of the Hotel. The Company and Delaware North represent that during the term of the Supervisory Agreements all such expenses were paid by Delaware North from Hotel revenues out of accounts established by Delaware North for the operation of the Hotel. As a result, after the commencement of the Lease, while Holdings was financially responsible for Hotel employees, Holdings' relationship to the Hotel employees, economically and in substance, was no different than if the employees had been employed by the Manager or by Delaware North, but Manager or Delaware North, as applicable, had been indemnified for costs relating to the employees by Holdings.

        The Company also represents that at the time the Hotel was leased to Holdings, the Manager, or persons related to the Manager, were actively engaged in the trade or business of operating "qualified lodging facilities," as defined in Section 856(d)(9)(d) of the Code, for persons unrelated to the Company, Hotel LLC or Holdings. Similarly, the Company and Delaware North represent that, at the time the Supervisory Agreements were entered into, Delaware North, or persons related to Delaware North, were actively engaged in the trade or business of operating "qualified lodging facilities" for persons unrelated to the Company, Hotel LLC or Holdings.

II.    LAW

        In order to qualify as a real estate investment trust (a "REIT") under Sections 856 through 860 of the Code, the Company must meet various requirements with respect to the nature of its assets and income. In the case of a REIT which is a partner in a partnership, the REIT will be deemed to own its proportionate share of the assets of the partnership and will be deemed to receive the income of the partnership attributable to such share. One of several requirements relating to asset holdings is that a REIT may not own securities having a value in excess of ten percent (10%) of the total value of the outstanding securities of any one issuer (the "10% Value Limitation"). Securities of a taxable REIT subsidiary of the REIT are excluded for purposes of this calculation.

        A "taxable REIT subsidiary" with respect to a REIT is defined as a corporation, other than a REIT, if the REIT directly or indirectly owns stock in such corporation, and the REIT and the corporation jointly elect to treat the corporation as a taxable REIT subsidiary with respect to the REIT. Section 856(l)(1) of the Code. A taxable REIT subsidiary, however, does not include any corporation which directly or indirectly operates or manages a "lodging facility." Section 856(l)(3)(A) of the Code. A "lodging facility" is a hotel, motel or other establishment in which more than one-half of the dwelling units are used on a transient basis. Section 856(d)(9)(D)(ii) of the Code. There is no authority that provides guidance regarding the rule prohibiting taxable REIT subsidiaries from operating or managing lodging facilities.

        With respect to income, a REIT must satisfy two percentage requirements regarding the source of its income on an annual basis. Sections 856(c)(2)-(3) of the Code. One source of qualifying income for a REIT is "rents from real property." Sections 856(2)(C) and (3)(A) of the Code. "Rents from real property" do not include any amount received or accrued from any corporation if the REIT owns, actually or constructively, ten percent (10%) or more of the total combined voting power of all classes of voting stock or ten percent (10%) or more of the total value of shares of all classes of stock of such corporation (a "Related Party Tenant"). Section 856(d)(2)(B) of the Code. Rent received by a REIT from a corporation that is a taxable REIT subsidiary of the REIT, however, will not constitute rent received from a Related Party Tenant if the leased property constitutes a "qualified lodging facility" and is operated on behalf of the taxable REIT subsidiary by a person who is an "eligible independent contractor." Section 856(d)(8)(B) of the Code. Section 856(d)(9)(A) indicates that, in order for the rent paid by the taxable REIT subsidiary to avoid treatment as rents from a Related Party Tenant, the eligible independent contractor must enter into a management agreement or other similar service

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contract with the taxable REIT subsidiary. While there is no link between either of these provisions and the requirement in Section 856(l)(3)(A) which provides that a taxable REIT subsidiary may not directly or indirectly operate or manage a hotel, presumably, entering into such an agreement prevents a taxable REIT subsidiary from being engaged in such activities.

        A "qualified lodging facility" is a lodging facility unless wagering activities are conducted at or in connection with such facility by any person who is engaged in the business of accepting wagers and who is legally authorized to engage in such business at or in connection with such facility. Section 856(d)(9)(D)(i) of the Code. The Company represents that the Hotel has been treated as a qualified lodging facility. An "eligible independent contractor" is, with respect to any qualified lodging facility, any "independent contractor" if, at the time such contractor enters into a management agreement or other similar service contract with the taxable REIT subsidiary to operate the facility, such contractor (or any related person) is actively engaged in the trade or business of operating qualified lodging facilities for any person who is not a related person with respect to the REIT or the taxable REIT subsidiary. Section 856(d)(9)(A) of the Code. The Company represents that both the Manager and Delaware North satisfied the second prong of this requirement.

        An "independent contractor" is any person who does not own, directly or indirectly, more than thirty-five percent (35%) of the shares or certificates of beneficial interest in the REIT, or if such person is corporation, not more than thirty-five percent (35%) of the total combined voting power of whose stock (or thirty-five (35%) of the total shares of all classes of whose stock) is owned, directly or indirectly, by one or more persons owning thirty-five percent (35%) or more of the beneficial interests in the REIT (the "IK Ownership Requirement"). Section 856(d)(3) of the Code. The independent contractor "must not be an employee of the REIT (i.e., the manner in which he carries out his duties as independent contractor must not be subject to the control of the REIT)." Treasury Regulation Section 1.856-4(b)(5)(i).

        In addition, a REIT may not derive any income from an independent contractor. Treasury Regulation Section 1.856-4(b)(5)(i). A person will not, however, fail to be treated as an independent contractor with respect to any qualified lodging facility because the taxable REIT subsidiary of the REIT bears the expenses for the operation of facility pursuant to the management agreement or other similar service agreement, or because the taxable REIT subsidiary receives the revenues from the operation of the facility, net of expenses for such operation and fees payable to the operator pursuant to such agreement or contract. Section 856(d)(9)(B) of the Code.

        Several Revenue Rulings and numerous Private Letter Rulings3 have considered whether certain persons may act as independent contractors with respect to a REIT. In Revenue Ruling 74-471, the IRS held that an investment advisor to a REIT may not also act as an independent contractor because the investment advisor owed the REIT a fiduciary duty of loyalty and is deemed subject to the control of the REIT in much the same way as an employee or agent of the REIT. In Revenue Ruling 75-136, however, the IRS ruled that a wholly owned subsidiary of the REIT's investment advisor could serve as an independent contractor to the REIT. The IRS stated that "it is the relationship of the entity or individual (such as an employee or trustee) to the [REIT] itself that precludes the entity from qualifying as an independent contractor for the management of the property. A relationship between the entity or the individual and the trustee, employee, or investment adviser of the [REIT] would not itself disqualify the entity, assuming the other requirements for qualification as an independent contractor are met." Accordingly, in the ruling, the subsidiary was not precluded from qualifying as an independent contractor if it operated as a separate entity "with its own separate officers and employees and its own separate books and records which clearly reflected its activities in the management of the

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property." See also, Revenue Ruling 77-23 (a management company, wholly owned by an individual who was both a trustee and a salaried employee of the REIT, could serve as an independent contractor); Revenue Ruling 76-534 (a wholly owned subsidiary of the REIT's investment adviser could qualified as an independent contractor even though the subsidiary had a non-employee director in common with the investment advisor); Private Letter Ruling 8950054 (the property manager of a REIT qualified as an independent contractor even though the investment advisor of the REIT owned all of the interests in the property manager and had several officers in common); Private Letter Ruling 8644017 (property manager qualified as an independent contractor despite having non-employee directors in common with the REIT's investment adviser); and Private Letter Rulings 8505038 and 8446018 (management companies qualified as independent contractors despite having common parent with the REIT's investment adviser and common directors with the REIT).

3
While Private Letter Rulings are binding on the IRS only with respect to the particular taxpayer who requested the ruling, such rulings indicate the manner in which the IRS has approached a given topic and are generally understood to be a good indication of the IRS's position and rationale with respect to an issue.

        We were unable to identify any ruling or other authority addressing a situation in which the services required to be performed by an independent contractor were performed by persons nominally employed by the REIT (or a taxable REIT subsidiary). In fact, in a number of rulings where the IRS has held that a person qualified as an independent contractor, the REIT represented that the independent contractor had its own employees. See, for example, Revenue Ruling 76-534 (no employee of the independent contractor was also an employee of the REIT or its investment advisor); Revenue Ruling 77-23 (the REIT employee which owned the stock of the independent contractor was not also employed by the independent contractor); Private Letter Ruling 8838023 (none of the officers or employees of the independent contractor had any interest in or were employed by the REIT); and Private Letter Ruling 8801007 (independent contractor did not share any common employees or officers with the REIT).

        In addition, in Revenue Ruling 2002-38, the IRS focused on the identity of the employer of the service providers to determine whether the REIT or its taxable REIT subsidiary provided services to tenants of the REIT for which no charge was separately stated. The IRS concluded that the taxable REIT subsidiary was the service provider in part because the employees of the taxable REIT subsidiary were performing all of the services at issue.

        If a REIT owns one hundred percent (100%) of the stock of a corporation, and such corporation is not a taxable REIT subsidiary, the corporation will be a "qualified REIT subsidiary." Section 856(i)(2) of the Code. A qualified REIT subsidiary is not treated as a separate corporation for federal income tax purposes. Rather, all of its assets are treated as owned by its parent REIT and all of its income is treated as earned by its parent REIT. Section 856(i)(1)(A) of the Code. The Company, through one of its qualified REIT subsidiaries, owns one hundred percent (100%) of the stock of Holdings. As a result, if Holdings failed to qualify as a taxable REIT subsidiary, it likely became a qualified REIT subsidiary of the Company. In such event, the Company would, for federal income tax purposes, be treated as owning the assets owned by Holdings, and as earning the gross income earned by Holdings, including with respect to the operation of the Hotel through the Management Agreement and later the Supervisory Agreements. Because Holdings has owned certain "securities" that would fail the 10% Value Limitation, and the Company would be treated as earning the gross income from the operation of the Hotel which would be nonqualifying income under the REIT income tests, Holdings' failure to qualify as a taxable REIT subsidiary would cause the Company's REIT status to terminate beginning in the year in which Hotel LLC leased the Hotel to Holdings.

III.    ANALYSIS

        For reasons discussed below, the relationship of Holdings and Hotel LLC with the Hotel employees, the Manager under the Management Agreement, and Delaware North under the Supervisory Agreements, should not cause Holdings to fail to qualify as a taxable REIT subsidiary.

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        In order for Holdings to qualify as a taxable REIT subsidiary, the Hotel must be managed by the Manager and Delaware North pursuant to a management or other similar agreement. At all times, the Hotel was managed by either the Manager or Delaware North pursuant to agreements that were typical hotel management agreements. From July 1, 1998 through March 31, 2002, the Manager operated and managed the Hotel pursuant to the Management Agreement. From and after April 1, 2002, Delaware North operated and managed the Hotel pursuant to the Supervisory Agreements. As is typical in hotel management agreements, both agreements required the Manager and Delaware North to oversee the day-to-day operations of the Hotel. Also typical and as expressly permitted by the Code, Holdings was responsible for the expenses associated with the operation of the Hotel, including the cost of employees. Most importantly, during the terms of the Management and Supervisory Agreements, neither Holdings nor Hotel LLC had any involvement in the operation of the Hotel or any control over the Hotel employees, and those rights and obligations were delegated to the Manager and Delaware North.

        In addition, in order for Holdings to qualify as a taxable REIT subsidiary, the Manager and Delaware North must be eligible independent contractors under Section 856(d)(9)(A). Assuming the IK Ownership Requirement is satisfied, the Manager and Delaware North should be treated as independent contractors with respect to Holdings. While Treasury Regulations provide that an independent contractor must not be an employee of the REIT, and presumably in this case by analogy, a taxable REIT subsidiary, the primary concern of the regulation is the control or interdependence of the independent contractor with respect to the REIT. This concern is also illustrated in Revenue Rulings and Private Letter Rulings dealing with independent contractors where the IRS has focused on the nature of the relationship between the REIT and the independent contractor. For example, in Revenue Ruling 74-471, the IRS held that an investment advisor to the REIT could not serve as an independent contractor because the ivestment advisor owed the REIT a fiduciary duty of loyalty and was subject to the control of the REIT.

        Although the Revenue Rulings and the Private Letter Rulings addressing independent contractor status have included representations that the employees were employed by the independent contractor, and another Revenue Ruling included a statement that the employees were employed by a taxable REIT subsidiary, these authorities did not state that such employment was a required element needed to reach the conclusion in the rulings, and did not specifically address the facts at issue here. In fact, such a requirement would be inconsistent with the conclusion reached by the IRS in Private Letter Ruling 200028014. There, the IRS considered whether a separate line of business conducted by a preferred stock subsidiary of a REIT would jeopardize the qualification of the REIT's rents as rents from real property. In the ruling, the preferred stock subsidiary of the REIT provided healthcare consulting services at market rates to tenants of the REIT's properties as well as to non-tenant third parties. For economic savings and administrative convenience, and to maintain an incentive stock option plan, the REIT was nominally the employer of record for all individuals who were hired to provide services to tenants or others on behalf of the REIT or the preferred stock subsidiary. The REIT represented that the preferred stock subsidiary was responsible for hiring, firing and promoting the employees performing services for the preferred stock subsidiary, and that the REIT operated similar to a common paymaster that was reimbursed at arm's length by the preferred stock subsidiary for all costs associated with the common employees. The IRS ruled that the consulting services performed by the preferred stock subsidiary qualified as a separate line of business and would not cause the REIT's income that would otherwise qualify as rents from real property to fail to so qualify, presumably on the theory that such employees were, in substance, conducting the business on behalf of the REIT's preferred stock subsidiary, and not on behalf of their nominal employer, the REIT.

        The employees of the preferred stock subsidiary in Private Letter Ruling 200028014 are analogous to the Hotel employees. Like the REIT in the ruling, the role of Hotel LLC and Holdings was that of a nominal employer solely for state law reasons arising out of issues relating to the Hotel's liquor

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license and to employee liabilities, and for administrative convenience because of concerns relating to payroll. In essence, both Hotel LLC and Holdings were equivalent to a common paymaster with no control over the Hotel employees. The Manager and Delaware North controlled every aspect of the hiring, firing, and supervision of the employees. That Holdings was responsible for the cost of the Hotel employees should not alter this conclusion; a taxable REIT subsidiary is expressly permitted by the Code to bear the expenses of the operation of a lodging facility as provided in a management agreement or other similar service contract. Section 856(d)(9) of the Code. In addition, the arrangements between Holdings and the Manager and Delaware North are no different than if the employees had been employed by the Manager or by Delaware North, but Manager or Delaware North, as the case may be, had been indemnified for costs relating to the employees by Holdings.

        Requiring the Hotel employees to be on the payroll of the Manager and Delaware North seems overly formalistic when in substance, the relationship between the Manager and Delaware North, on the one hand, and the employees, on the other hand, is equivalent to that of an employer-employee relationship. An employer-employee relationship exists when the person for whom the services are performed, such as the Manager or Delaware North, has the right (whether or not exercised) to control and direct the individual who performs the services, not only as to the result to be accomplished, but also as to the details and means by which that result is accomplished (i.e., the employee is subject to the will and control of the employer not only as to what shall be done, but how it shall be done). Treasury Regulation 31.3401(c)-1. The Manager and Delaware North acted as the employers of the Hotel employees because they exercised control over the manner in which the employees performed any services and made all hiring and firing decisions with respect to the employees.

        As set forth above, the Management Fee payable to the Manager pursuant to the Management Agreement was subordinated to Excel Legacy's priority return on its investment in Hotel LLC. While the Management Agreement provides that nothing in the agreement shall be construed to be or create a partnership or joint venture, such statements may not be controlling for federal income tax purposes. If the Management Agreement is treated as creating a partnership between Holdings and the Manager, Holdings may be treated as operating the Hotel. As described above, this would cause Holdings to fail to qualify as a taxable REIT subsidiary and cause the Company to fail to qualify as a REIT. For reasons discussed below, however, the Management Agreement should not cause Holdings to be treated as operating the Hotel through a deemed partnership between Holdings and Manager for federal income tax purposes.

        Section 761 of the Code defines a "partnership" as a syndicate, group, pool, joint venture or other unincorporated organization through which any business or venture is carried on, and which is not a corporation or trust. In Comm'r v. Culbertson,4 the United States Supreme Court held that a partnership exists for federal income tax purposes only when considering all the facts the parties in good faith and acting with a business purpose intended to join together in the present conduct of an enterprise.5 A list of factors relevant to such a consideration was provided by the Tax Court in Luna v. Comm'r.6 These factors, none of which are conclusive are:

4  337 U.S. 733 (1949).

5  Id. at 742.

6  42 T.C. 1067 (1964).

    [t]he agreement of the parties and their conduct in executing its terms, the contributions, if any, which each party has made to the venture, the parties' control over income and capital and the right of each to make withdrawals, whether each party was a principal and coproprietor, sharing a mutual proprietary interest in the net profits and having an obligation to share losses, or whether one party was the agent or employee of the other, receiving for his services contingent compensation in the form of a percentage of income, whether business was conducted in the joint names of the parties, whether the parties filed federal partnership

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    returns or otherwise represented to the respondent or to persons with whom they dealt that they were joint venturers, whether separate books of account were maintained for the venture, and whether the parties exercised mutual control over and assumed mutual responsibilities for the enterprise."

        Considering all of the facts relating to the relationship of the Manager and Holdings, the Management Agreement should not be viewed as manifesting an intention by the Manager and Holdings to join together in a partnership with respect to the Hotel. While the long term of the Management Agreement, the management of the Hotel by the Manager and the dependency of the Management Fee on the income and performance of the Hotel may be factors that are indicative of a partnership, courts have held that net-profit sharing arrangements may not be treated as partnerships even where several participants in the arrangement provide services to the venture. For example, the Tax Court, in Estate of Smith v. Comm'r,7 held that without a clear expression of an intent to form a partnership, an arrangement between an investment manager and his client for sharing the net trading profits earned on the client's portfolio was not a partnership even though the manager provided valuable services relating to the portfolio.8

7  313 F.2d 724 (8th Cir. 1963).

8  See also FSA 1999-835 in which the IRS held that a partnership did not exist where a U.S. insurance company that acted on behalf of foreign insurance companies received a contingent commission calculated on the basis of the net profits from policies sold and had nearly exclusive authority over the issuance of policies and management of the funds derived from the business.

        In this case, the facts do not indicate that a partnership was formed between Holdings and the Manager. First, Manager did not share in the net profits of the Hotel. The Management Fee was based on different percentages of different sources of gross revenues. While the Manager agreed to subordinate its fee to Excel Legacy's priority return, and that subordination could (and did) reduce or eliminate such fee, Manager had no right to participate in Hotel profits. The Manager's fee was capped at an amount based on the gross revenues from the operation of the Hotel. Second, the Company represents that neither Holdings nor the Manager intended to form a partnership (and that lack of intent is clearly expressed in the Management Agreement), filed tax returns or other information statements as a partnership, or represented to third parties that they were partners. Third, courts have held that a sharing of net profits without a corresponding sharing of losses may override other evidence of a partnership.9 The Manager did not have an obligation to share in the losses of the Hotel under the Management Agreement. The Manager's down-side risk with respect to the Hotel was limited to the Management Fee it received. Finally, unlike a partnership, the Management Agreement did not evidence a mutual proprietary interest in the Hotel. Similar to typical management contracts, in the event that the performance of the Hotel did not meet established standards, Holdings had the right to terminate the Management Agreement and remove the Manager.

9  Smith v. Comm'r, 33 T.C. 465 (1959)

        The effect of the Management Agreement was to insulate Holdings from one of the costs (i.e., the Management Fee) associated with of operation of the Hotel. The Manager was so confident in the Hotel and its management ability that, in order to persuade Excel Legacy to invest in the Hotel and hire the Manager, it was willing to offer and agree to these terms. While Section 856(d)(9)(B)(i) provides that a person shall not fail to be treated as an independent contractor with respect to a hotel by reason of the taxable REIT subsidiary bearing the expenses for the operation of the hotel pursuant to the service contract, it does not mandate that the taxable REIT subsidiary do so. This language appears to be permissive, providing that the taxable REIT subsidiary will not be viewed as operating the hotel merely because it bears these expenses. In fact, under Treasury Regulation Section 1.856-4(b)(5)(i), if an independent contractor provides noncustomary services, it "must" bear the costs associated with the provision of such services. As a result, it would be contrary to the underlying independent contractor rules, and inconsistent with the goal of preventing the taxable

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REIT subsidiary from operating the hotel, to require the taxable REIT subsidiary to bear all of the expenses associated with the operation of the hotel. In this case, the Manager merely agreed to take some risk associated with one of the expenses, namely its fee, of operating the Hotel. The Manager must have thought this risk was reasonable, or it would not have entered into the Management Agreement. In addition, the Company represents that incentive fee arrangements, including return thresholds to the property owner, are customary in the hotel industry.

        Even if the terms of the Management Agreement were treated as creating a partnership between Holdings and the Manager for federal income tax purposes, that classification does not necessarily mean that Holdings should be treated as operating or managing the Hotel. In Revenue Ruling 2003-86, the IRS held that if a partnership performs services for tenants of a REIT, a taxable REIT subsidiary of the REIT which is a partner in that partnership is treated as providing those services to the extent of the taxable REIT subsidiary's interest in the partnership. This ruling indicates that Holdings would be treated (in part) as the operator of the Hotel if the partnership in which it was a partner was operating the Hotel. The facts regarding Holdings, however, are distinguishable from the ruling. All of the services provided in the ruling were provided by the partnership pursuant to agreements between the partnership and tenants of the REIT. In the instant case, the Manager managed and operated the Hotel during the term of the Management Agreement, and Holdings did not exercise any control over the operation of the Hotel or otherwise participate in such operation. As a result, the facts do not indicate that Holdings was a partner in a partnership which operated the Hotel.

IV.    CONCLUSION

        Based on the foregoing, the relationship of Holdings and Hotel LLC with the Hotel employees, the Manager and Delaware North should not cause Holdings to fail to qualify as a taxable REIT subsidiary of the Company or cause the Company to derive nonqualifying income from Holdings. However, the law is not clear on this issue and there is no authority directly on point. If Holdings or Hotel LLC were treated as operating or managing the Hotel, Holdings would fail to qualify as a taxable REIT subsidiary and the Company's REIT status would have terminated for the years in which the Hotel was leased to Holdings. Furthermore, the Company could be precluded from re-electing REIT status during the four taxable years following the first year of such termination.

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Annex F

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER
of the Audit Committee
of Price Legacy Corporation

        This Amended and Restated Audit Committee Charter (the "Charter") was adopted by the Board of Directors (the "Board") of Price Legacy Corporation (the "Company") on March 11, 2004.

I.     Purpose

        The purpose of the Audit Committee of the Board (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company to ensure that such audits comply with applicable rules and regulations.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosure are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's employees responsible for the internal audit function (the "Internal Auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II.    Membership

        The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, either at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC") or the Company shall disclosure in its periodic reports required pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") the reasons why at least one member of the Committee is not an "audit committee financial expert." Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent.

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III.  Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the Internal Auditor and with the independent auditor.

        All non-employee directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the Internal Auditor, any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-employee director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV.    Powers and Responsibilities

  Interaction with the Independent Auditor

        1.    Appointment and Oversight.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

          (i)    The Committee shall obtain and review a report prepared by the independent auditor describing (a) the auditing firm's internal quality-control procedures and (b) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

          (ii)   The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

  Annual Financial Statements and Annual Audit

        4.    Meetings with Management, the Independent Auditor and the Internal Auditor.

          (i)    The Committee shall meet with management, the independent auditor and the Internal Auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

          (ii)   The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

        5.    Separate Meetings with the Independent Auditor.

          (i)    The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters. Among the items that the Committee should consider reviewing with the Independent Auditor are: (A) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise); (B) any communications between the audit team and the independent auditor's national office respecting auditing or accounting issues presented by the engagement; and (C) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company. The Committee shall obtain from the independent auditor assurances that Section 10A(b) of the Exchange Act has not been implicated.

          (ii)   The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        6.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

  Quarterly Financial Statements

        7.    Meetings with Management and the Independent Auditor.    The Committee shall review and discuss the quarterly financial statements with management and the independent auditor, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

  Internal Audit

        8.    Appointment.    The Committee shall review the appointment and replacement of the Internal Auditor.

        9.    Separate Meetings with the Internal Auditor.    The Committee shall meet periodically with the Company's Internal Auditor to discuss the responsibilities, budget and staffing of the Company's internal audit function and any issues that the Internal Auditor believes warrant audit committee attention. The Committee shall discuss with the Internal Auditor any significant reports to management prepared by the Internal Auditor and any responses from management.

  Other Powers and Responsibilities

        10.    The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

        11.    The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

        12.    The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        13.    The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        14.    The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

        15.    The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        16.    The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

        17.    The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

        18.    The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        19.    The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

PRICE LEGACY CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

            , 2004

        This proxy is being solicited by the board of directors of Price Legacy Corporation.

        The undersigned, having read the Notice of Annual Meeting of Stockholders and the Proxy Statement dated            , 2004, receipt of which is hereby acknowledged, hereby appoint(s)             ,            and            , and each of them, with full power and authority to act without the other and with full power of substitution, as proxies to represent and vote, as directed herein, all shares the undersigned is entitled to vote at the annual meeting of stockholders of Price Legacy Corporation, a Maryland corporation, to be held at the Rancho Bernardo Inn, 17550 Bernardo Oaks Drive, San Diego, California, on            ,            , 2004 at 9:00 a.m., local time, and all adjournments or postponements thereof.

        You are encouraged to exercise your vote by marking the appropriate box underneath each of items 1 and 2 below. Unless otherwise marked, the proxies are appointed with the power and authority to vote the undersigned's shares "FOR" each of the proposals. Please complete your voting selection, date, sign and mail your proxy card in the envelope provided as soon as possible.

The board of directors recommends a vote FOR:

1.
Approval and adoption of the Agreement and Plan of Merger, dated as of August 24, 2004, by and among Price Legacy Corporation, PL Retail LLC and PL Acquisition Corp, a wholly-owned subsidiary of PL Retail, and approval of the merger.

FOR ☐        AGAINST ☐        ABSTAIN ☐

2.
The election of the seven persons named below to the board of directors of Price Legacy Corporation who will serve until the earlier of (a) the next annual meeting of stockholders and until his or her successor as been duly elected and qualified or (b) the completion of the merger. The nominees for election are:

Jack McGrory
Giles H. Bateman
Murray Galinson
Charles L. Goldberg
Robert N. Goodman
Jacklyn Horton
Keene Wolcott

☐ FOR all nominees listed above (except as marked to the contrary below)	☐ WITHHOLD AUTHORITY to vote for all nominees listed above

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

(continued, and to be signed and dated, on reverse side)

        THE PROXIES ARE AUTHORIZED AND EMPOWERED TO VOTE IN THEIR DISCRETION UPON ANY AND ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ALL ADJOURNMENTS OR POSTPONEMENTS THEREOF.

NAME(S):
DATE:

NOTE:
Please sign your name exactly as it appears on your stock certificate(s). Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, partnership or other entity, please sign in full.

QuickLinks

Merger Proposal—Your Vote Is Very Important
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held , 2004
TABLE OF CONTENTS
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
SUMMARY
CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
THE PRICE LEGACY ANNUAL MEETING
PROPOSAL 1—APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND APPROVAL OF THE MERGER
Equity Valuation Matrix Per Share ($)
THE MERGER AGREEMENT
PROPOSAL 2—ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
Summary Compensation Table
COMPENSATION COMMITTEE REPORT
AUDIT COMMITTEE REPORT
RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
PERFORMANCE GRAPH
SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
ANNUAL REPORT TO STOCKHOLDERS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
OTHER MATTERS
WHERE YOU CAN FIND MORE INFORMATION
TABLE OF CONTENTS
AGREEMENT AND PLAN OF MERGER
ARTICLE I. THE MERGER
ARTICLE II. MERGER CONSIDERATION; CONVERSION OF STOCK
ARTICLE III. REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
ARTICLE V. COVENANTS RELATED TO CONDUCT OF BUSINESS
ARTICLE VI. ADDITIONAL AGREEMENTS
ARTICLE VII. CONDITIONS TO CONSUMMATION OF THE MERGER
ARTICLE VIII. TERMINATION; AMENDMENT; WAIVER
ARTICLE IX. MISCELLANEOUS
PUT AGREEMENT
EXHIBIT 1 ( PP NOTE ISSUE )
I. FACTS
II. LAW
III. ANALYSIS
IV. CONCLUSION
EXHIBIT 2 (PF NOTE ISSUE)
I. APPLICABLE LAW
II. ANALYSIS UNDER SECURITIES ACT AND EXCHANGE ACT CASE LAW
III. ANALYSIS UNDER THE SEC'S INTERPRETATION OF THE 1940 ACT
IV. CONCLUSION
EXHIBIT 3 (HOTEL ISSUE)
I. FACTS
II. LAW
III. ANALYSIS
IV. CONCLUSION
AMENDED AND RESTATED AUDIT COMMITTEE CHARTER of the Audit Committee of Price Legacy Corporation
PRICE LEGACY CORPORATION PROXY FOR ANNUAL MEETING OF STOCKHOLDERS